                                                     Registration No. 333-112470

     As filed with the Securities and Exchange Commission on March 9, 2004

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                       (X ) PRE-EFFECTIVE AMENDMENT NO. 1

                       ( ) POST-EFFECTIVE AMENDMENT NO.

                         MANUFACTURERS INVESTMENT TRUST
               (Exact Name of Registrant as Specified in Charter)

                                73 Tremont Street
                           Boston, Massachusetts 02108
                    (Address of Principal Executive Offices)

                            James D. Gallagher, Esq.
                         Manufacturers Investment Trust
                                73 Tremont Street
                           Boston, Massachusetts 02108
                     (Name and Address of Agent for Service)

                                   Copies to:

                              John W. Blouch, Esq.
                               Dykema Gossett PLLC
                                 Franklin Square
                                 Suite 300 West
                              1300 I Street, N.W.
                           Washington, D.C. 20005-3306

                 Approximate date of proposed public offering:

As soon as practicable after this Registration Statement becomes effective.

         The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said section 8(a), may determine.

                      Title of securities being registered:

                Shares of beneficial interest ($.01 par value) of U.S. Large Cap Trust and Income & Value Trust, each a series of the Registrant

         The Registrant has registered an indefinite number or amount of its shares under the Securities Act of 1933 pursuant to section 24(f) under the Investment Company Act of 1940; Accordingly, no fee is payable herewith because of reliance upon section 24(f).

                              CROSS REFERENCE SHEET

            PURSUANT TO RULE 481(a) UNDER THE SECURITIES ACT OF 1933

                                                        LOCATION IN THE
         ITEM OF FORM N-14                              PROSPECTUS/PROXY STATEMENT
         -----------------                              --------------------------
                                                        PART A

1.       Beginning of Registration                      Cover Page; Cross Reference Sheet; Notice of
         Statement and Outside Front                    Special Meeting of Shareholders
         Cover Page of Prospectus
2.       Beginning and Outside Back                     Table of Contents
         Cover Page of Prospectus
3.       Fee Table, Synopsis Information,               Summary
         and Risk Factors
4.       Information About the                          Summary; Information About the Reorganization;
         Transaction                                    Additional Information About the Trust; Agreement
                                                        and Plan of Reorganization
5.       Information About the                          Summary; Information About the Reorganization;
         Registrant                                     Additional Information About Investment Policies
                                                        and Techniques and Risk Factors; Additional
                                                        Information About the Trust
6.       Information About the                          Summary; Information About the Reorganization;
         Company Being Acquired                         Additional Information About Investment Policies
                                                        and Techniques and Risk Factors; Additional
                                                        Information About the Trust
7.       Voting Information                             Voting Information
8.       Interest of Certain Persons and                Voting Information; Financial Statements
         Experts
9.       Additional Information                         Not Applicable
         Required for Reoffering by
         Persons Deemed to be
         Underwriters

                                                        PART B

10.      Cover Page                                     Cover Page
11.      Table of Contents                              Table of Contents
12.      Additional Information About the               Statement of Additional Information
         Registrant
13.      Additional Information About                   Statement of Additional Information
         the Company Being Acquired
14.      Financial Statements                           Financial Statements; Pro Forma Financial
                                                        Statements; Historical Financial Statements

                                                        PART C

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of the Registration
Statement.

                                     PART A

                           INFORMATION REQUIRED IN THE
                           PROSPECTUS/PROXY STATEMENT

                         MANUFACTURERS INVESTMENT TRUST
                                73 Tremont Street
                           Boston, Massachusetts 02108

                                                                   April 1, 2004

Dear Variable Annuity and Variable Life Contract Owners:

         A Special Meeting of Shareholders of the Manufacturers Investment Trust (the "Trust") will be held at 73 Tremont Street, Boston, Massachusetts 02108, on APRIL 30, 2004 AT 10:00 A.M., BOSTON TIME to consider the proposal summarized below. We encourage you to read the attached materials in their entirety. The following is an overview of the proposal for which you are being asked to provide voting instructions.

APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE ACQUISITION OF ALL OF THE ASSETS, SUBJECT TO ALL OF THE LIABILITIES, OF (1) THE QUANTITATIVE EQUITY TRUST BY AND IN EXCHANGE FOR SHARES OF THE U.S. LARGE CAP TRUST AND (2) THE BALANCED TRUST BY AND IN EXCHANGE FOR SHARES OF THE INCOME & VALUE TRUST.

         At the Meeting, shareholders of the "Transferor Portfolios" as defined below will be asked to consider and approve a proposed Agreement and Plan of Reorganization (the "Plan"). Pursuant to the Plan: (1) all the assets, subject to all the liabilities, of the Quantitative Equity Trust (a "Transferor Portfolio") of the Trust will be transferred to the U.S. Large Cap Trust (an "Acquiring Portfolio") of the Trust in exchange for shares of such Acquiring Portfolio; and (2) all the assets, subject to all the liabilities, of the Balanced Trust (a "Transferor Portfolio") of the Trust will be transferred to the Income & Value Trust (an "Acquiring Portfolio") of the Trust, in each case in exchange for shares of such Acquiring Portfolio (the "Reorganization"). As a result of the Reorganization, each shareholder of a Transferor Portfolio will receive that number of shares of the corresponding Acquiring Portfolio equal in value at the time of the exchange to the value of such shareholder's shares of the Transferor Portfolio at such time, and each Transferor Portfolio will be liquidated and terminate. The holders of Series I, Series II and Series III shares of a Transferor Portfolio will receive, respectively, Series I, Series II and Series III shares of its corresponding Acquiring Portfolio. Each of the proposed combinations of a Transferor Portfolio with its corresponding Acquiring Portfolio will become effective if approved by the shareholders of the applicable Transferor Portfolio. All share classes of a Transferor Portfolio will vote in the aggregate and not by class. If approved by shareholders, the Reorganization is expected to occur after the close of business on April 30, 2004.

         As a result of the Reorganization, shareholders whose assets are invested in each Transferor Portfolio will be able to pursue substantially similar investment objectives and policies in the context of a larger fund which has demonstrated a greater capacity to attract significant, ongoing investor interest as well as stronger current performance. The larger assets of the Acquiring Portfolios should enhance the ability of portfolio managers to effect portfolio transactions on more favorable terms and give portfolio managers greater investment flexibility and the ability to select a larger number of portfolio securities, with the attendant benefits of increased diversification. The advisory fees and annualized expenses as a percentage of average net assets paid by the Acquiring Portfolios will be higher than those paid by the corresponding Transferor Portfolios. There are certain differences between the investment objectives, policies and restrictions of the Transferor Portfolios and the corresponding Acquiring Portfolios, as described under "Investment Objectives and Policies" in the enclosed Prospectus/Proxy Statement.

         The value of your investment will not be affected by the Reorganization. Furthermore, in the opinion of legal counsel, no gain or loss will be recognized by you for federal income tax purposes as a result of the Reorganization transactions. The Transferor Portfolios and corresponding Acquiring Portfolios will bear the expenses of the Reorganization.

                                      * * *

         Although you are not a shareholder of the Trust, your purchase payments and the earnings on such purchase payments under your variable annuity or variable life contracts issued by The Manufacturers Life Insurance Company (U.S.A.) ("Manulife U.S.A.") and The Manufacturers Life Insurance Company of New York ("Manulife New York") are invested in shares of one or more of the Portfolios of the Trust through subaccounts of separate accounts established by Manulife U.S.A. and Manulife New York for such purposes. Since the value of your contract depends in part on the investment performance of the shares of the applicable Portfolio of the Trust, you have the right to instruct Manulife U.S.A. or Manulife New York, as appropriate, how the shares of the Trust attributable to your contract are voted. The number of votes for which you may give instructions for any Portfolio of the Trust is determined as of the record date by dividing your contract value (or the reserve for a contract after its maturity date) allocated to the subaccount in which shares of such Portfolio are held by the value per share of that Portfolio of the Trust. Fractional votes are counted. Manulife U.S.A. and Manulife New York will vote all shares of the Trust issued to such companies, and the Trust will vote all shares held by its five "Lifestyle Trusts" which are Portfolios that invest in other Trust Portfolios, in proportion to the timely instructions received from owners of the contracts participating in separate accounts registered under the Investment Company Act of 1940.

         Enclosed you will find a Notice of Special Meeting of Shareholders, a Prospectus/Proxy Statement for the Trust, and a Voting Instructions Form for each Transferor Portfolio in which your contract values were invested as of March 2, 2004. The number of shares that represents your voting interest (determined as explained above) appears in each Voting Instructions Form. The Prospectus/Proxy Statement provides background information and describes, in detail, each of the matters to be voted on at the Meeting.

         THE BOARD OF TRUSTEES OF THE TRUST HAS UNANIMOUSLY VOTED IN FAVOR OF THE PROPOSED REORGANIZATION AND RECOMMENDS THAT YOU GIVE VOTING INSTRUCTIONS FOR ITS APPROVAL.

         IN ORDER FOR SHARES TO BE VOTED AT THE MEETING BASED ON YOUR INSTRUCTIONS, WE URGE YOU TO READ THE PROSPECTUS/PROXY STATEMENT AND THEN COMPLETE AND MAIL YOUR VOTING INSTRUCTIONS FORM(s) IN THE ATTACHED POSTAGE-PAID ENVELOPE, ALLOWING SUFFICIENT TIME FOR THEIR RECEIPT BY APRIL 29, 2004.

           If you have any questions regarding the Reorganization, please call one of the following numbers:

  --For Manulife U.S.A. variable annuity contracts:             (800) 344-1029
  --For Manulife U.S.A. variable life contracts:                (800) 827-4546
  --For Manulife New York variable annuity contracts:           (800) 551-2078
  --For Manulife New York variable life contracts:              (888) 267-7784

                                         Sincerely,

                                         /s/ ANDREW CORSELLI
                                         -------------------------------------
                                         Andrew Corselli
                                         Secretary
                                         Manufacturers Investment Trust

                         MANUFACTURERS INVESTMENT TRUST
                                73 Tremont Street
                           Boston, Massachusetts 02108

                                                                   April 1, 2004

Dear Shareholders:

         A Special Meeting of Shareholders of the Manufacturers Investment Trust (the "Trust") will be held at 73 Tremont Street, Boston, Massachusetts 02108, on APRIL 30, 2004 AT 10:00 A.M., BOSTON TIME to consider the proposal summarized below. We encourage you to read the attached materials in their entirety. The following is an overview of the proposal on which shareholders are being asked to vote.

APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE ACQUISITION OF ALL OF THE ASSETS, SUBJECT TO ALL OF THE LIABILITIES, OF (1) THE QUANTITATIVE EQUITY TRUST BY AND IN EXCHANGE FOR SHARES OF THE U.S. LARGE CAP TRUST AND (2) THE BALANCED TRUST BY AND IN EXCHANGE FOR SHARES OF THE INCOME & VALUE TRUST.

         As the trustee of a qualified pension or retirement plan ("qualified plan") holding Series III shares of the Quantitative Equity Trust, you are being asked to vote only with respect to (1) as described above.

         At the Meeting, shareholders of the "Transferor Portfolios" as defined below will be asked to consider and approve a proposed Agreement and Plan of Reorganization (the "Plan"). Pursuant to the Plan: (1) all the assets, subject to all the liabilities, of the Quantitative Equity Trust (a "Transferor Portfolio") of the Trust will be transferred to the U.S. Large Cap Trust (an "Acquiring Portfolio") of the Trust in exchange for shares of such Acquiring Portfolio; and (2) all the assets, subject to all the liabilities, of the Balanced Trust (a "Transferor Portfolio") of the Trust will be transferred to the Income & Value Trust (an "Acquiring Portfolio") of the Trust, in each case in exchange for shares of such Acquiring Portfolio (the "Reorganization"). As a result of the Reorganization, each shareholder of a Transferor Portfolio will receive that number of shares of the corresponding Acquiring Portfolio equal in value at the time of the exchange to the value of such shareholder's shares of the Transferor Portfolio at such time, and each Transferor Portfolio will be liquidated and terminate. The holders of Series I, Series II and Series III shares of a Transferor Portfolio will receive, respectively, Series I, Series II and Series III shares of its corresponding Acquiring Portfolio. Each of the proposed combinations of a Transferor Portfolio with its corresponding Acquiring Portfolio will become effective if approved by the shareholders of the applicable Transferor Portfolio. All share classes of a Transferor Portfolio will vote in the aggregate and not by class. If approved by shareholders, the Reorganization is expected to occur after the close of business on April 30, 2004.

         As a result of the Reorganization, shareholders whose assets are invested in each Transferor Portfolio will be able to pursue substantially similar investment objectives and policies in the context of a larger fund which has demonstrated a greater capacity to attract significant, ongoing investor interest as well as stronger current performance. The larger assets of the Acquiring Portfolios should enhance the ability of portfolio managers to effect portfolio transactions on more favorable terms and give portfolio managers greater investment flexibility and the ability to select a larger number of portfolio securities, with the attendant benefits of increased diversification. The advisory fees and annualized expenses as a percentage of average net assets paid by the Acquiring Portfolios will be higher than those paid by the corresponding Transferor Portfolios. There are certain differences between the investment objectives, policies and restrictions of the Transferor Portfolios and the corresponding Acquiring Portfolios, as described under "Investment Objectives and Policies" in the enclosed Prospectus/Proxy Statement.

         The value of your investment will not be affected by the Reorganization. Furthermore, in the opinion of legal counsel, no gain or loss will be recognized by you for federal income tax purposes as a result of the Reorganization transactions. The Transferor Portfolios and corresponding Acquiring Portfolios will bear the expenses of the Reorganization.

         Enclosed you will find a Notice of Special Meeting of Shareholders, a Prospectus/Proxy Statement for the Trust, and a Proxy Card for the Transferor Portfolio in which you held shares as the trustee of a qualified plan on March 2, 2004, the record date for the meeting. The Prospectus/Proxy Statement provides background information and describes, in detail, the matters to be voted on at the Meeting.

         THE BOARD OF TRUSTEES OF THE TRUST HAS UNANIMOUSLY VOTED IN FAVOR OF THE PROPOSED REORGANIZATION AND RECOMMENDS THAT YOU VOTE FOR ITS APPROVAL.

         IN ORDER FOR SHARES TO BE VOTED AT THE MEETING, WE URGE YOU TO READ THE PROSPECTUS/PROXY STATEMENT AND THEN COMPLETE AND MAIL YOUR PROXY CARD IN THE ATTACHED POSTAGE-PAID ENVELOPE, ALLOWING SUFFICIENT TIME FOR ITS RECEIPT BY APRIL 29, 2004.

         If you have any questions regarding the Reorganization, please call Manulife Financial Securities, LLC, which provides certain administrative services for the qualified plan, at (800) 344-1029.


                                         Sincerely,

                                         /s/ ANDREW CORSELLI
                                         -------------------------------
                                         Andrew Corselli
                                         Secretary
                                         Manufacturers Investment Trust

                         MANUFACTURERS INVESTMENT TRUST
                                73 Tremont Street
                           Boston, Massachusetts 02108


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS OF MANUFACTURERS INVESTMENT TRUST:
(Quantitative Equity Trust and Balanced Trust)

         Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of Manufacturers Investment Trust (the "Trust") will be held at 73 Tremont Street, Boston, Massachusetts 02108, on APRIL 30, 2004 AT 10:00 A.M., BOSTON TIME. A Prospectus/Proxy Statement which provides information about the purposes of the Meeting is included with this notice. The Meeting will be held for the following purposes:

Proposal 1  Approval of Agreement and Plan of Reorganization providing for the acquisition of all of the assets, subject to all of the liabilities, of (1) the Quantitative Equity Trust (a "Transferor Portfolio") by and in exchange for shares of the U.S. Large Cap Trust (an "Acquiring Portfolio") and (2) the Balanced Trust (a "Transferor Portfolio") by and in exchange for shares of the Income & Value Trust (an "Acquiring Portfolio").

                  (Shareholders of each of the Quantitative Equity Trust and the Balanced Trust will vote separately on Proposal 1.)

         Any other business that may properly come before the Meeting.


         THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 1.

         Approval of the Agreement and Plan of Reorganization (the "Plan") under Proposal 1 will require the affirmative vote of the holders of at least a "majority of the outstanding voting securities" (as defined in the accompanying Prospectus/Proxy Statement) of each of the Transferor Portfolios. By approving the Plan, shareholders of the Transferor Portfolios will be deemed to have waived certain of the Trust's investment limitations insofar as they might be deemed to apply to the transactions contemplated by the Plan.

         Each shareholder of record at the close of business on March 2, 2004 is entitled to receive notice of and to vote at the Meeting.

                                                    Sincerely yours,

                                                    /s/ ANDREW CORSELLI
                                                    Andrew Corselli
                                                    Secretary

April 1, 2004
Boston, Massachusetts

                         MANUFACTURERS INVESTMENT TRUST



                                   ----------



                           PROSPECTUS/PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 30, 2004


                      RELATING TO THE ACQUISITION OF ALL OF
                          THE ASSETS, SUBJECT TO ALL OF
                           THE LIABILITIES, OF (1) THE
                          QUANTITATIVE EQUITY TRUST BY
                               AND IN EXCHANGE FOR
                     SHARES OF THE U.S. LARGE CAP TRUST, AND
                  (2) THE BALANCED TRUST BY AND IN EXCHANGE FOR
                       SHARES OF THE INCOME & VALUE TRUST



                                   ----------






                                  APRIL 1, 2004

                         MANUFACTURERS INVESTMENT TRUST
                                73 Tremont Street
                           Boston, Massachusetts 02108

                                   ----------

                           PROSPECTUS/PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 30, 2004

                      RELATING TO THE ACQUISITION OF ALL OF
                          THE ASSETS, SUBJECT TO ALL OF
                           THE LIABILITIES, OF (1) THE
                          QUANTITATIVE EQUITY TRUST BY
                               AND IN EXCHANGE FOR
                     SHARES OF THE U.S. LARGE CAP TRUST, AND
                  (2) THE BALANCED TRUST BY AND IN EXCHANGE FOR
                       SHARES OF THE INCOME & VALUE TRUST

         This Prospectus/Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the "Board" or "Trustees") of Manufacturers Investment Trust (the "Trust") of proxies to be used at a special meeting of shareholders of the Trust to be held at 73 Tremont Street, Boston, Massachusetts 02108, on APRIL 30, 2004, AT 10:00 A.M., BOSTON TIME (the "Meeting").

         The Trust is a Massachusetts business trust which is a no-load open-end investment company, commonly known as a mutual fund, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The shares of the Trust are divided into 76 series corresponding to the 76 investment portfolios (each a "Portfolio," collectively the "Portfolios") which the Trust offers. The Trust is authorized to issue three classes of shares for each Portfolio: Series I shares, Series II shares and Series III shares. Series I, Series II and Series III shares are the same except for differences in class expenses, including different Rule 12b-1 fees, and certain voting rights. The Quantitative Equity Trust and the U.S. Large Cap Trust have issued Series I, Series II and Series III shares, and the Balanced Trust and the Income & Value Trust have issued only Series I and Series II shares.

         At the Meeting, shareholders of the "Transferor Portfolios" as defined herein will be asked to consider and approve a proposed Agreement and Plan of Reorganization (the "Plan"). Pursuant to the Plan: (1) all the assets and liabilities of the Quantitative Equity Trust (a "Transferor Portfolio") of the Trust will be transferred to the U.S. Large Cap Trust (an "Acquiring Portfolio") of the Trust in exchange for shares of such Acquiring Portfolio; and (2) all the assets and liabilities of the Balanced Trust (a "Transferor Portfolio") of the Trust will be transferred to the Income & Value Trust (an "Acquiring Portfolio") of the Trust in exchange for shares of such Acquiring Portfolio (the "Reorganization"). As a result of the Reorganization, each shareholder of a Transferor Portfolio will receive that number of shares of the corresponding Acquiring Portfolio equal in value at the time of the exchange to the value of such shareholder's shares of the Transferor Portfolio at such time, and each Transferor Portfolio will be liquidated and terminate. The holders of Series I, Series II and Series III shares of a Transferor Portfolio will receive, respectively, Series I, Series II and Series III shares of the corresponding Acquiring Portfolio. Each of the proposed combinations of a Transferor Portfolio with its corresponding Acquiring Portfolio will become effective if approved by the shareholders of the applicable Transferor Portfolio. If so approved, the Reorganization is expected to occur after the close of business on April 30, 2004. The terms and conditions of the Reorganization are more fully described in this Prospectus/Proxy Statement and in the form of the Agreement and Plan of Reorganization attached hereto as Exhibit A.

         This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information a prospective investor ought to know before voting on the above proposal. For a more detailed discussion of the investment management arrangements, the investment objectives, policies and restrictions and the risks of the Transferor Portfolios, see the Prospectus for the Trust dated May 1, 2003, as amended May 5, 2003 (as supplemented January 12,
2004), which is incorporated by reference into this Prospectus/Proxy Statement. A Statement of Additional Information dated April 1, 2004 (the "Statement of Additional Information") relating to this Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission ("SEC") and is also incorporated by reference into this Prospectus/Proxy Statement. Copies of the Prospectus and the Statement of Additional Information may be obtained without charge by writing to the Trust at the address noted above or by calling the appropriate toll free number listed below. If shareholders have any questions regarding the Reorganization, please call the appropriate toll free number listed below:

--(800) 344-1029 (The Manufacturers Life Insurance Company (U.S.A.) variable annuity contracts)

--(800) 827-4546 (The Manufacturers Life Insurance Company (U.S.A.) variable life contracts)

--(800) 551-2078 (The Manufacturers Life Insurance Company of New York variable annuity contracts)

--(888) 267-7784 (The Manufacturers Life Insurance Company of New York variable life contracts).

--(800) 344-1029 (Manulife Financial Securities, LLC -- qualified pension or retirement plans).

         The Trust is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and files reports, proxy materials and other information with the SEC. Such reports, proxy materials and other information may be inspected at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such materials may also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates, or at no charge from the EDGAR database on the SEC's website: "www.sec.gov."

         THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         The date of this Prospectus/Proxy Statement is April 1, 2004.

                           PROSPECTUS/PROXY/STATEMENT
                                TABLE OF CONTENTS


                                                                                                                PAGE
                                                                                                                ----
INTRODUCTION .............................................................................................        5
PROPOSAL 1         .......................................................................................        5
                   Approval of Agreement and Plan of Reorganization providing for the acquisition of all of the assets, subject to all of the liabilities, of (1) the Quantitative Equity
                   Trust by and in exchange for shares of the U.S. Large Cap Trust, and (2) the
                   Balanced Trust by and in exchange for shares of the Income & Value Trust
SUMMARY...................................................................................................        5
Overview of Proposed Reorganization.......................................................................        5
Fees and Expenses ........................................................................................        8
Investment Management ....................................................................................       11
Portfolio Descriptions: Investment Objectives and Strategies,
  Risks and Performance...................................................................................       13
Multiple Classes of Shares................................................................................       20
Rule 12b-1 Fees...........................................................................................       20
Dividends and Distributions...............................................................................       20
Purchase and Redemption of Shares.........................................................................       21
Federal Income Tax Consequences...........................................................................       22
INFORMATION ABOUT THE REORGANIZATION......................................................................       22
Agreement and Plan of Reorganization......................................................................       22
Description of the Securities to be Issued................................................................       23
Reasons for the Reorganization............................................................................       24
Federal Income Tax Consequences...........................................................................       25
Capitalization............................................................................................       26
ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES AND TECHNIQUES
   AND RISK FACTORS.......................................................................................       27
Additional Investment Policies............................................................................       27
Hedging and Other Strategic Transactions..................................................................       28
Risks of Investing in Certain Types of Securities.........................................................       29
ADDITIONAL INFORMATION ABOUT THE TRUST....................................................................       34
Management's Discussion of Fund Performance...............................................................       34
Tax Matters...............................................................................................       35
VOTING INFORMATION .......................................................................................       36
FINANCIAL STATEMENTS......................................................................................       38
LEGAL MATTERS.............................................................................................       38
OTHER INFORMATION.........................................................................................       38
Appendix -- Debt Security Ratings.........................................................................       39
Exhibit A -- Form of Agreement and Plan of Reorganization.................................................       41

                                  INTRODUCTION

         This Prospectus/Proxy Statement is furnished in connection with the solicitation by the Board of the Trust of proxies to be used at a special meeting of shareholders of the Trust to be held at 73 Tremont Street, Boston, Massachusetts 02108, on APRIL 30, 2004, AT 10:00 A.M., BOSTON TIME (the "Meeting"). Pursuant to the Trust's Agreement and Declaration of Trust, the Board has designated March 2, 2004 as the record date for determining shareholders eligible to vote at the Meeting (the "Record Date"). All shareholders of record at the close of business on March 2, 2004 are entitled to one vote for each share of beneficial interest of the Trust held.

         The Trust sells its shares not directly to the public but generally only to insurance companies and their separate accounts as the underlying investment media for variable annuity and variable life insurance contracts ("contracts"), certain entities affiliated with the insurance companies and trustees of qualified pension and retirement plans ("qualified plans"). As of the Record Date, the shares of the Transferor Portfolios were legally owned by The Manufacturers Life Insurance Company (U.S.A.) ("Manulife U.S.A"), The Manufacturers Life Insurance Company of New York ("Manulife New York"), certain Portfolios of the Trust that invest in other Trust Portfolios, and, in the case of the Quantitative Equity Trust, qualified plans for which Manulife Financial Securities, LLC, an affiliate of Manulife U.S.A., provides certain administrative services. See "Voting Information" below. Each of Manulife U.S.A. and Manulife New York is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company ("Manulife"), a Canadian stock life insurance company. Manulife Financial Corporation ("MFC") is the holding company of Manulife and its subsidiaries, collectively known as Manulife Financial. The principal offices of Manulife Financial are located at 200 Bloor Street East, Toronto, Ontario, Canada M4W1E5.


                                   PROPOSAL 1

         APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR
    THE ACQUISITION OF ALL OF THE ASSETS, SUBJECT TO ALL OF THE LIABILITIES, OF (1) THE QUANTITATIVE EQUITY TRUST BY AND IN EXCHANGE FOR SHARES OF THE
    U.S. LARGE CAP TRUST, AND (2) THE BALANCED TRUST BY AND IN EXCHANGE FOR
                       SHARES OF THE INCOME & VALUE TRUST

                                     SUMMARY

         The following is a summary of certain information contained in this Prospectus/Proxy Statement. This summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Statement of Additional Information and the form of the Agreement and Plan of Reorganization attached to this Prospectus/Proxy Statement as Exhibit A. Shareholders should read the entire Prospectus/Proxy Statement carefully.

OVERVIEW OF PROPOSED REORGANIZATION

         At its meeting held on April 1, 2004, the Board, including all the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust (the "Disinterested Trustees"), approved an Agreement and Plan of Reorganization (the "Plan") providing for the combination of (1) the Quantitative Equity Trust (a "Transferor Portfolio") with the U.S. Large Cap Trust (an "Acquiring Portfolio") and (2) the Balanced Trust (a "Transferor Portfolio") with the Income & Value Trust (an "Acquiring Portfolio") (the "Reorganization").

         Subject to its approval by the shareholders of the Transferor Portfolios, the Plan provides for the reorganization of the Transferor Portfolios, including: (a) the transfer of all of the assets, subject to all of the liabilities, of each Transferor Portfolio to its corresponding Acquiring Portfolio in exchange for shares of that Acquiring Portfolio; (b) the distribution to shareholders of each Transferor Portfolio of such corresponding Acquiring Portfolio shares; and (c) the liquidation and termination of the Transferor

Portfolios. As a result of the Reorganization, each shareholder of a Transferor Portfolio will become a shareholder of its corresponding Acquiring Portfolio as indicated below.

TRANSFEROR PORTFOLIOS                               ACQUIRING PORTFOLIOS
---------------------                               --------------------
Quantitative Equity Trust                           U.S. Large Cap Trust
Balanced Trust                                      Income & Value Trust

         The total value of all shares of each Acquiring Portfolio issued in the Reorganization will equal the total value of the net assets of its corresponding Transferor Portfolio. The number of full and fractional shares of an Acquiring Portfolio received by a shareholder of a corresponding Transferor Portfolio will be equal in value to the value of that shareholder's shares of the corresponding Transferor Portfolio as of the close of regularly scheduled trading on the New York Stock Exchange on the closing date of the Reorganization (the "Effective Time of the Reorganization"). Holders of Series I, Series II and Series III shares of the Quantitative Equity Trust will receive, respectively, Series I, Series II and Series III shares of the U.S. Large Cap Trust, and holders of Series I and Series II shares of the Balanced Trust (which has not issued Series III shares), will receive, respectively, Series I and Series II shares of the Income & Value Trust. The Effective Time of the Reorganization is expected to occur after the close of business on April 30, 2004 or on such later date as may be determined by the Trust.

         The consummation of the Reorganization is contingent on the satisfaction of the conditions described below under "Information About the Reorganization -- The Agreement and Plan of Reorganization."

         Advisory Fees and Other Expenses. The investment advisory fees and other expenses of the Acquiring Portfolios differ from those of their corresponding Transferor Portfolios. The following table presents a schedule of the advisory fees that each of the Transferor Portfolios and the Acquiring Portfolios is obligated to pay the Trust's investment adviser, Manufacturers Securities Services, LLC ("MSS" or the "Adviser"), as a percentage of average annual net assets. As indicated, for certain of the Portfolios, these fees change at various asset level breakpoints. As is more fully discussed below, the advisory fees and the other expenses of the Acquiring Portfolios will be higher than those of their corresponding Transferor Portfolios. See "Fees and Expenses."

                                                      BETWEEN          BETWEEN         BETWEEN
                                                    $50 MILLION     $200 MILLION     $500 MILLION       EXCESS
                                       FIRST            AND             AND              AND             OVER
PORTFOLIO                           $50 MILLION     $200 MILLION    $500 MILLION      $1 BILLION      $1 BILLION
---------                          ------------     ------------    ------------     ------------     ----------
Quantitative Equity Trust              0.600%          0.600%          0.600%          0.550%          0.500%
U.S. Large Cap Trust                   0.725%          0.725%          0.725%          0.725%          0.700%

Balanced Trust                         0.600%          0.550%          0.500%          0.500%          0.500%
Income & Value Trust                   0.650%          0.650%          0.650%          0.650%          0.650%

         Investment Objectives and Policies. The following table sets forth the investment objective and principal strategy of each Transferor Portfolio and its corresponding Acquiring Portfolio.

TRANSFEROR PORTFOLIO/                                   ACQUIRING PORTFOLIO/
             INVESTMENT OBJECTIVE AND STRATEGY              INVESTMENT OBJECTIVE AND STRATEGY

Quantitative Equity Trust /                                      U.S. Large Cap Trust /
    Objective:  Seeks to achieve intermediate- and                 Objective:  Seeks long-term growth of capital and
    long-term growth through capital appreciation and              income.
    current income by investing in common stocks and
    other equity securities of well established                    Strategy.  Invests at least 80% of its net assets
    companies with promising prospects for providing               (plus any borrowings for investment purposes),
    an above average rate of return.                               under normal market conditions, in equity and
                                                                   equity-related securities of companies with market
    Strategy:  Invests principally in common stocks                capitalization greater than $500 million at the
    or in securities convertible into common stock or              time of purchase. In selecting investments,
    carrying rights or warrants to purchase common                 greater consideration is given to potential
    stocks or to participate in earnings.                          appreciation and future dividends than to current
                                                                   income.

Balanced Trust /                                                 Income & Value Trust /

    Objective:  Seeks current income and capital                   Objective:   Seeks the balanced accomplishment of
    appreciation.                                                  (a) conservation of principal and (b) long-term
                                                                   growth of capital and income.
    Strategy:  Invests its assets in a balanced
    portfolio of (i) equity securities and (ii) fixed              Strategy:  Invests it assets in both equity and
    income securities.                                             fixed income securities. Generally, between 25%
                                                                   and 75% of the Portfolio's assets will be invested
                                                                   in fixed income securities unless its subadviser
                                                                   determines that some other proportion would better
                                                                   serve the Portfolio's investment objective.

         While the investment objective of each Acquiring Portfolio is substantially similar to that of its corresponding Transferor Portfolio, there are certain differences between the investment policies, strategies and risks of the Acquiring Portfolios and their corresponding Transferor Portfolios which you should consider. For example, the U.S. Large Cap Trust generally invests in equity securities of companies with market capitalization greater than $500 million, while the Quantitative Equity Trust may invest in companies of any size, including smaller companies, and the Income & Value Trust may invest a larger portion of its assets in lower rated fixed income securities than the Balanced Trust, in each case with resulting differences in risks. These differences are discussed below under "Portfolio Descriptions: Investment Objectives and Strategies, Risks and Performance."

         Performance. The following table sets forth the annualized total return of each of the Portfolios, with respect to its Series I, Series II and Series III shares, for the one-year period ended December 31, 2003 and the other periods indicated. As set forth below, the Acquiring Portfolios significantly outperformed their corresponding Transferor Portfolios for 2003. The performance information in the table does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The performance of each of the Portfolios is more fully discussed below under "Portfolio Descriptions: Investment Objectives and Strategies, Risks and Performance" and "Additional Information About the Trust -- Management's Discussion of Fund Performance."

                                                  ONE             FIVE             TEN          LIFE OF       DATE FIRST
                                                  YEAR            YEARS           YEARS        PORTFOLIO       AVAILABLE
                                                  -----          ------           -----        ---------      ----------
Quantitative Equity Trust --    Series I          23.55%         -2.22%           7.91%            N/A        4/30/1987
                                Series II*        23.40%           N/A             N/A           -9.10%       1/28/2002
                                Series III**        N/A            N/A             N/A            8.88%        9/5/2003
U.S. Large Cap Trust --         Series I          37.06%           N/A             N/A            1.16%        5/1/1999
                                Series II*        36.68%           N/A             N/A            2.26%       1/28/2002
                                Series III**        N/A            N/A             N/A            9.56%        9/5/2003
Balanced Trust --               Series I          14.30%         -4.75%            N/A            0.77%        1/1/1997
                                Series II*        14.18%           N/A             N/A           -0.75%       1/28/2002
Income & Value Trust --         Series I          26.48%          4.11%           7.87%            N/A         8/3/1989
                                Series II*        26.29%           N/A             N/A            3.87%       1/28/2002

----------

         * Series II shares were first offered January 28, 2002. Series II performance will be lower than Series I performance due to a higher 12b-1 fee.

         ** Series III shares were first offered September 5, 2003. Series III performance will be lower than Series I and Series II performance due to a higher 12b-1 fee.


         Capitalization. The following table shows the net assets (in each case for all Series of shares combined) of each Transferor Portfolio and its corresponding Acquiring Portfolio as of December 31, 2003, and the pro forma aggregate net assets of each Acquiring Portfolio as if the Reorganization had occurred as of that date. The pro forma figures have been adjusted to reflect the estimated expenses of the Reorganization. See "Information About the Reorganization -- Capitalization."

                   NET ASSETS AT 12/31/03 (ALL SHARES CLASSES)


   TRANSFEROR PORTFOLIO                  ACQUIRING PORTFOLIO                 ACQUIRING PORTFOLIO (PRO FORMA)
   --------------------                  --------------------                -------------------------------
   Quantitative Equity                   U.S. Large Cap Trust                U.S. Large Cap Trust
        $274,747,510                          $557,213,819                        $831,875,589

   Balanced Trust                        Income & Value Trust                Income & Value Trust
        $155,852,479                          $602,725,173                         $758,498,392

         Principal Risk Factors. The risks associated with an investment in an Acquiring Portfolio, in general, are those typically associated with investing in a managed portfolio of the specific type of securities in which the Acquiring Portfolio invests. Both Acquiring Portfolios invest in equity and fixed-income securities and may invest to varying degrees in securities of foreign issuers. Further information relating to these and other risks associated with an investment in the Acquiring Portfolios is set forth below under "Additional Information About Investment Policies and Techniques and Risk Factors -- Risks of Investing in Certain Types of Securities." See also "Portfolio Descriptions:
Investment Objectives and Strategies, Risks and Performance."

         Tax Consequences. No gain or loss will be recognized by the Transferor Portfolios or the Acquiring Portfolios or shareholders of the Transferor Portfolios for federal income tax purposes as a result of the Reorganization. For further information about the tax consequences of the Reorganization, see "Information About the Reorganization -- Federal Income Tax Consequences."

         Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trustees or any officer of the Trust. The Declaration of Trust also provides for indemnification out of the property of a Trust Portfolio for all losses and expenses of any shareholder held personally liable for the obligations of such Portfolio. In addition, the Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon, but only out of the property of the affected Portfolio. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a particular Portfolio would be unable to meet its obligations. The Trust considers such risk to be remote.

FEES AND EXPENSES

         The tables which follow set forth, separately for Series I, Series II and Series III shares, the ratios of expenses to average net assets for each Transferor Portfolio and its corresponding Acquiring Portfolio for the fiscal year ended December 31, 2003. The tables also set forth the pro forma expense ratios and expense examples for the shares of the Acquiring Portfolios as if the Reorganization had occurred at the commencement of the fiscal year ended December 31, 2003, based upon the fee arrangements that will be in place upon the consummation of the Reorganization. As indicated, the expense ratios of the Acquiring Portfolios are higher than those of their corresponding Transferor Portfolios. Accordingly, shareholder approval of the Reorganization will result in higher expenses for shareholders of the Transferor Portfolios.

The expense ratios and examples below do not reflect the fees and expenses of any variable insurance contract that may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, the expense ratios and shareholder expenses figures would be higher.

                         ANNUAL FUND OPERATING EXPENSES
                  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

               QUANTITATIVE EQUITY TRUST AND U.S. LARGE CAP TRUST

                                                                                             OTHER           TOTAL ANNUAL OPERATING
PORTFOLIO                                      ADVISORY FEE           12B-1 FEE           EXPENSES*(B)              EXPENSES
---------                                      ------------           ---------           ------------       ----------------------
(1) Quantitative Equity Trust
      -- Series I Shares                          0.60%                 0.15%               0.07%                    0.82%
      -- Series II Shares                         0.60%                 0.35%               0.07%                    1.02%
      -- Series III Shares                        0.60%                 0.50%               0.07%                    1.17%A
(2)  U.S. Large Cap Trust
      -- Series I Shares                          0.73%                 0.15%               0.06%                    0.94%
      -- Series II Shares                         0.73%                 0.35%               0.06%                    1.14%
      -- Series III Shares                        0.73%                 0.50%               0.06%                    1.29%A
(3) U.S. Large Cap Trust
     (pro-forma (1) and (2))
      -- Series I Shares                          0.73%                 0.15%               0.05%                    0.93%
      -- Series II Shares                         0.73%                 0.35%               0.05%                    1.13%
      -- Series III Shares                        0.73%                 0.50%               0.05%                    1.28%A

                         ANNUAL FUND OPERATING EXPENSES
                  (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                    BALANCED TRUST AND INCOME & VALUE TRUSTS

                                                                                             OTHER           TOTAL ANNUAL OPERATING
PORTFOLIO                                      ADVISORY FEE           12B-1 FEE           EXPENSES*(B)              EXPENSES
---------                                      ------------           ---------           ------------       ----------------------
(1) Balanced Trust
      -- Series I Shares                          0.57%                 0.15%               0.09%                    0.81%
      -- Series II Shares                         0.57%                 0.35%               0.09%                    1.01%
(2)  Income & Value Trust
      -- Series I Shares                          0.65%                 0.15%               0.07%                    0.87%
     -- Series II Shares                          0.65%                 0.35%               0.07%                    1.07%
(3) Income & Value Trust
     (pro-forma (1) and (2))
      -- Series I Shares                          0.65%                 0.15%               0.06%                    0.86%
      -- Series II Shares                         0.65%                 0.35%               0.06%                    1.06%


----------

* Other Expenses include custody fees, registration fees, legal fees, audit fees, trustees' fees, insurance fees and other miscellaneous expenses.

(A) Annualized - for the period commenced September 5, 2003 (commencement of offering of Series III shares) to December 31, 2003.

(B) For all Portfolios, the Adviser reduces its advisory fee or reimburses the Portfolio if the total of all expenses (excluding advisory fees, Rule 12b-1 fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio's business) exceed certain annual rates. There were no reimbursements with respect to the Transferor Portfolios or Acquiring Portfolios for the year ended December 31, 2003. These voluntary expense reimbursements may be terminated at any time.

EXAMPLES: The following examples are intended to help shareholders compare the costs of investing in the Transferor Portfolios and the Acquiring Portfolios with the costs of investing in other mutual funds. The examples assume that a shareholder invests $10,000 in the particular Portfolio for the time periods indicated and redeems all of the shares at the end of those periods. The examples also assume that a shareholder's investment has a 5% return each year and that each Portfolio's operating expense levels remain the same as those set forth in the corresponding expense tables above. A shareholder's actual costs may be higher or lower than those based on these assumptions.

                              SHAREHOLDER EXPENSES
               QUANTITATIVE EQUITY TRUST AND U.S. LARGE CAP TRUST

PORTFOLIO                                    ONE YEAR        THREE YEARS      FIVE YEARS       TEN YEARS
---------                                    --------        -----------      ----------       ---------
(1) Quantitative Equity Trust
      -- Series I Shares                      $  84            $ 262            $ 455            $1.014
      -- Series II Shares                       104              325              563             1,248
      -- Series III Shares                      119              372              644             1,420
(2) U.S. Large Cap Trust
      -- Series I Shares                         95              298              517             1,149
      -- Series II Shares                       116              361              625             1,380
      -- Series III Shares                      131              407              705             1,551
(3) U.S. Large Cap Trust
     (pro-forma (1) and (2))
      -- Series I Shares                         94              295              512             1,137
      -- Series II Shares                       115              358              620             1,369
      -- Series III Shares                      130              404              700             1,540

                              SHAREHOLDER EXPENSES
                     BALANCED TRUST AND INCOME & VALUE TRUST

PORTFOLIO                                 ONE YEAR       THREE YEARS          FIVE YEARS        TEN YEARS
---------                                 --------       -----------          ----------        ---------
(1) Balanced Trust
      -- Series I Shares                    $   82            $  258            $  448             $  998
      -- Series II Shares                      103               321               556              1,233
(2) Income & Value Trust
      -- Series I Shares                        89               278               482              1,073
      -- Series II Shares                      109               340               590              1,306
(3) Income & Value Trust
     (pro-forma (1) and (2))
      -- Series I Shares                        88               274               477              1,061
      -- Series II Shares                      108               337               585              1,294

THE EXAMPLES ASSUME REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OR ANNUAL RETURN OF SHARES OF AN ACQUIRING PORTFOLIO; ACTUAL EXPENSES AND ANNUAL RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN. There can be no assurance that the foregoing pro forma expense ratios would have been the actual expense ratios for the Acquiring Portfolios had the Reorganization been consummated when assumed above, or that such pro forma expense ratios reflect the actual expense ratios that will be incurred by the Acquiring Portfolios if the Reorganization is consummated. The purpose of these tables is to assist shareholders in understanding the expenses an investor in the Portfolios will bear. Please note, however, that the variable contracts issued by Manulife U.S.A. and Manulife New York provide for charges, including sales charges, not reflected in the above tables.

INVESTMENT MANAGEMENT

         MSS serves as investment adviser for the Trust and for each Portfolio of the Trust that has an adviser. MSS is a Delaware limited liability company with its principal offices at 73 Tremont Street, Boston, Massachusetts 02108 and is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"). The ultimate parent of MSS is MFC, the holding company of Manulife and its subsidiaries.

         As the Adviser, MSS administers the business and affairs of the Trust. MSS also selects, contracts with and compensates subadvisers which manage the investment and reinvestment of the assets of the Trust's Portfolios. The Adviser does not itself manage any of the Trust's portfolio assets but has ultimate responsibility to oversee the subadvisers. In this connection, the Adviser (i) monitors the compliance of the subadvisers with the investment objectives and related policies of the Portfolios, (ii) reviews the performance of the subadvisers and (iii) reports periodically on such performance to the Trustees. Each of the subadvisers to the Portfolios is registered as an investment adviser under the Advisers Act or is exempt from such registration. One such subadviser, MFC Global Investment Management (U.S.A.) Limited ("MFC Global"), which is the subadviser to each of the Transferor Portfolios, is an affiliate of MSS.

         The following table identifies the current management arrangements for the Transferor Portfolios and the management arrangements that will be in effect for the Acquiring Portfolios following the Reorganization:

                                                                                        MANAGEMENT ARRANGEMENTS
                   CURRENT MANAGEMENT ARRANGEMENTS                                   FOLLOWING THE REORGANIZATION
--------------------------------------------------------------         ---------------------------------------------------
Transferor Portfolio                    Adviser     Subadviser         Acquiring Portfolio         Adviser      Subadviser
--------------------                    -------     ----------         -------------------         -------      ----------
Quantitative Equity Trust                 MSS       MFC Global*        U.S. Large Cap Trust            MSS      CGTC*
Balanced Trust                            MSS       MFC Global*        Income & Value Trust            MSS      CGTC*

----------                                                             ----------
* MFC Global is an affiliate of MSS.                                   *Capital Guardian Trust Company


         SUBADVISORY ARRANGEMENTS FOR ACQUIRING PORTFOLIOS. It is anticipated that, following consummation of the Reorganization and pursuant to existing subadvisory agreements with the Adviser, Capital Guardian Trust Company ("CGTC") will continue to serve as subadviser to the U.S. Large Cap Trust and Income & Value Trust. CGTC is not an affiliate of MSS.

         CGTC is a wholly-owned subsidiary of Capital Group International, Inc. which itself is a wholly-owned subsidiary of The Capital Group Companies, Inc. With offices located at 333 South Hope Street, Los Angeles, California 90071, CGTC has been providing investment management services since 1968.

         The portfolio managers for the U.S. Large Cap Trust are:

- Terry Berkemeier (since May, 1999). Mr. Berkemeier is a Vice President and portfolio manager for CGTC. He joined the Capital Group organization in 1992.

- Michael R. Ericksen (since May, 1999). Mr. Ericksen is a Senior Vice President and portfolio manager for CGTC. He joined the Capital Group organization in 1987.

- David I. Fisher (since May, 1999). Mr. Fisher is Chairman of the Board of Capital Guardian Trust Company. He joined the Capital Group organization in 1969.

- Theodore R. Samuels (since May, 1999). Mr. Samuels is a Senior Vice President and a Director for CGTC. He joined the Capital Group organization in 1981.

- Eugene P. Stein (since May, 1999). Mr. Stein is Executive Vice President and a Director. He joined the Capital Group organization in 1972.

- Karen A. Miller (since May, 2000). Ms. Miller is a Senior Vice President of Capital International Research, Inc. She joined the Capital Group organization in 1990.

- Alan J. Wilson (since May, 2000). Mr. Wilson is Vice President of Capital International Research, Inc. Mr. Wilson joined the Capital Group organization in 1991.

                  The portfolio managers for the Income & Value Trust are:

- Alan J. Wilson (since January, 1999). Mr. Wilson is Vice President of Capital International Research, Inc. Mr. Wilson joined the Capital Group organization in 1991.

- Michael D. Locke (since December 2001). Mr. Locke is Vice President of Capital Research Company with portfolio specialist and research responsibilities for mortgage- and asset-backed securities and derivatives. He joined the Capital Group organization in 1996.

- Christine C. Cronin (since December 2001). Ms. Cronin is a Vice President of Capital Research Company with portfolio specialist responsibility for investment grade corporate bonds, and research responsibility for the airline, cruise, food, and financial services industries. She joined the Capital Group organization in 1997.

- Michael R. Ericksen (since May, 1999). Mr. Ericksen is a Senior Vice President and portfolio manager for CGTC. He joined the Capital Group organization in 1987.

- David I. Fisher (since May, 1999). Mr. Fisher is Chairman of the Board of Capital Guardian Trust Company. He joined the Capital Group organization in 1969.

- James R. Mulally (since May, 1999). Mr. Mulally is Senior Vice President, a Director, and Chairman of the Fixed Income Investment Sub-Committee for CGTC. He joined the Capital Group organization in 1980.

- Theodore R. Samuels (since May, 1999). Mr. Samuels is a Senior Vice President and a Director for CGTC. He joined the Capital Group organization in 1981.

- Eugene P. Stein (since May, 1999). Mr. Stein is Executive Vice President and a Director. He joined the Capital Group organization in 1972.

- Terry Berkemeier (since July, 1999). Mr. Berkemeier is a Vice President and portfolio manager for CGTC. He joined the Capital Group organization in 1992.

- Karen A. Miller (since December, 2000). Ms. Miller is a Senior Vice President of Capital International Research, Inc. She joined the Capital Group organization in 1990.

PORTFOLIO DESCRIPTIONS: INVESTMENT OBJECTIVES AND STRATEGIES, RISKS, AND PERFORMANCE

         The investment objectives and policies or strategies and certain risks of each of the Transferor Portfolios and Acquiring Portfolios are set forth in the Portfolio descriptions below, together with performance information for each of the Portfolios.

         INVESTMENT OBJECTIVES AND STRATEGIES. Each Transferor Portfolio and Acquiring Portfolio has a stated investment objective which it pursues through separate investment strategies or policies. There are certain differences in the investment objectives and strategies of the Portfolios which are discussed below and that should be considered. The differences in objectives and policies between the Portfolios can be expected to affect the return of each Portfolio and the degree of market and financial risk to which each Portfolio is subject. There can be no assurance that any Portfolio will achieve its investment objective.

         The investment objective of each Acquiring Portfolio represents a fundamental policy of the Portfolio and may not be changed without the approval of the holders of a Majority of the Outstanding Voting Securities of the Portfolio. Except for certain investment restrictions, the policies by which an Acquiring Portfolio seeks to achieve its investment objective may be changed by the Board without the approval of shareholders.

         Temporary Defensive Investing. Except as otherwise stated below in the description of a particular Portfolio, during unusual or unsettled market conditions, for purposes of meeting redemption requests, or pending investment of its assets, each Transferor Portfolio and Acquiring Portfolio may invest all or a portion of its assets in cash and securities that are highly liquid, including (a) high quality money market instruments such as short-term U.S. government obligations, commercial paper, repurchase agreements or other cash equivalents and (b) securities of other investment companies that are money market funds. In the case of Portfolios investing extensively in foreign securities, these investments may be denominated in either U.S. or non-U.S. dollars and may include debt of foreign corporations and governments and debt of supranational organizations. To the extent a Portfolio is in a defensive position, its ability to achieve its investment objective will be limited.

         Use of Hedging and Other Strategic Transactions. Except as otherwise stated below in the description of a particular Portfolio, each Transferor and Acquiring Portfolio is authorized to use all of the various investment strategies referred to under "Additional Information About Investment Policies and Techniques and Risk Factors -- Hedging and Other Strategic Transactions."

         More complete descriptions of the securities and certain instruments in which the Transferor and Acquiring Portfolios may invest and of the options, futures, currency and other derivative transactions that certain such Portfolios may engage in are set forth in the Statement of Additional Information. A more complete description of the debt security ratings used by the Trust assigned by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("Standard & Poor's") is included in the Appendix to this Prospectus/Proxy Statement.

         RISKS OF INVESTING IN EACH PORTFOLIO. Certain risks of investing in each of the Transferor and Acquiring Portfolios are set forth in the Portfolio descriptions. If these risks materialize, an investor could lose money in the Portfolio. The risks of investing in the following types of securities are more fully described below under "Additional Information About Investment Policies and Techniques and Risk Factors -- Risks of Investing in Certain Types of Securities."

-  Equity Securities                                  -  Foreign Securities
-  Fixed Income Securities                            -  Investment Company Securities
-  Investment Grade Fixed Income Securities           -  Stripped Securities
   in the Lowest Rating Category                      -  Mortgage-Backed and Asset-Backed Securities
-  Lower Rated Fixed Income Securities                -  Small and Medium Size Companies

         PERFORMANCE INFORMATION. Each Portfolio description contains a bar chart and a performance table which provide some indication of the risks of investing in that Portfolio.

         Bar Chart. The bar chart shows changes in the performance of Series I shares of each Portfolio over the last ten years or, if shorter, from the inception date of the Portfolio. The performance of Series II shares will be lower than Series I performance because Series II shares are subject to higher 12b-1 fees than Series I shares. The performance of Series III shares will be lower than Series I and Series II performance because Series III shares are subject to higher 12b-1 fees than Series I and Series II shares.

         Performance Table. The table compares each Portfolio's one, five and ten year (or, if less, since inception) average annual returns as of December 31, 2003 for Series I, Series II and, as applicable, Series III shares to those of a broad measure, and in some cases to an index, of market performance. If the period since inception of the Portfolio is less than one year, the performance shown will be the actual total return rather than an annualized total return.

         Performance information in the Bar Chart and the Performance Table reflects all fees charged to each Portfolio such as advisory fees and all Portfolio expenses. None of the Portfolios charges a sales load or a surrender fee. THE PERFORMANCE INFORMATION DOES NOT REFLECT FEES AND EXPENSES OF ANY VARIABLE INSURANCE CONTRACT WHICH MAY USE THE TRUST AS ITS UNDERLYING INVESTMENT MEDIUM. IF SUCH FEES AND EXPENSES HAD BEEN REFLECTED, PERFORMANCE WOULD BE LOWER. THE PAST PERFORMANCE OF ANY PORTFOLIO IS NOT NECESSARILY AN INDICATION OF HOW A PORTFOLIO WILL PERFORM IN THE FUTURE.

                            PORTFOLIO DESCRIPTIONS OF
                  QUANTITATIVE EQUITY AND U.S. LARGE CAP TRUSTS

         QUANTITATIVE EQUITY TRUST. The Quantitative Equity Trust seeks intermediate- and long-term growth through capital appreciation and current income by investing in common stocks and other equity securities of well established companies with promising prospects for providing an above average rate of return. It invests principally in common stocks or in securities convertible into common stock or carrying rights or warrants to purchase common stocks or to participate in earnings.

         The subadviser invests, under normal market conditions, at least 80% of the Portfolio's net assets (plus any borrowings for investment purposes) in common stocks or in securities convertible into common stock or carrying rights or warrants to purchase common stocks or to participate in earnings. In selecting investments, the subadviser places emphasis on companies with good financial resources, strong balance sheets, satisfactory rates of return on capital, good industry positions, superior management skills, and earnings that tend to grow at above average rates.

         The Portfolio's investments are not limited to securities of any particular type or size of company, but high-quality growth and income stocks are emphasized. Investments are made primarily in securities listed on national securities exchanges, but the Portfolio may purchase securities traded in the U.S. over-the-counter market. The Portfolio may purchase securities on a forward-commitment, when-issued or delayed-delivery basis.

         The Quantitative Equity Trust may invest in the following types of foreign securities: U.S. dollar denominated obligations of foreign branches of U.S. banks; ADRs (U.S. dollar-denominated securities backed by foreign securities deposited in a U.S. securities depository) listed on a national securities exchange or traded in the U.S. over-the-counter market; securities of a corporation organized in a jurisdiction other than the U.S. and listed on the New York Stock Exchange or NASDAQ; and securities denominated in U.S. dollars but issued by non U.S. issuers and issued under U.S. Federal securities regulations (for example, U.S. dollar denominated obligations issued or guaranteed as to principal or interest by the Government of Canada or any Canadian Crown agency).

         Principal Risks. The subadviser is assisted by computer models in determining a company's potential to provide an above average rate of return. If the computer model is not correct, the securities of the company purchased by the Portfolio may not increase in value and could even decrease in value. In addition, the Portfolio invests primarily in equity securities and may invest up to 100% of its assets in U.S. dollar denominated foreign securities. The risks of investing in equity securities, and foreign securities are set forth below under "Risks of Investing in Certain Types of Securities." Since the Portfolio only invests

\
in U.S. dollar denominated securities, it will not be subject to the risks of maintaining assets in a foreign country described in this section.

         Performance (A, B, C)*

         The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 24.79% (for the quarter ended 12/1998) and the lowest return was -20.54% (for the quarter ended 9/2001).


                                                            QUANTITATIVE EQUITY TRUST SERIES I            S&P 500 INDEX
                                                            ----------------------------------            -------------
Dec.1993                                                                 10000.00                            10000.00
                                                                         10410.00                            10335.00
                                                                         10113.00                            10056.00
                                                                          9504.00                             9619.00
                                                                          9625.00                             9744.00
                                                                          9655.00                             9902.00
                                                                          9340.00                             9658.00
                                                                          9732.00                             9977.00
                                                                         10124.00                            10384.00
                                                                          9948.00                            10133.00
                                                                         10033.00                            10365.00
                                                                          9594.00                             9985.00
Dec.1994                                                                  9579.00                            10131.00
                                                                          9635.00                            10394.00
                                                                          9967.00                            10797.00
                                                                         10160.00                            11117.00
                                                                         10167.00                            11441.00
                                                                         10409.00                            11892.00
                                                                         10693.00                            12172.00
                                                                         11067.00                            12577.00
                                                                         11070.00                            12611.00
                                                                         11624.00                            13140.00
                                                                         11559.00                            13094.00
                                                                         12104.00                            13670.00
Dec.1995                                                                 12379.00                            13923.00
                                                                         12687.00                            14402.00
                                                                         12898.00                            14540.00
                                                                         12914.00                            14679.00
                                                                         13177.00                            14895.00
                                                                         13463.00                            15279.00
                                                                         13426.00                            15342.00
                                                                         12696.00                            14659.00
                                                                         13124.00                            14970.00
                                                                         13807.00                            15811.00
                                                                         14239.00                            16245.00
                                                                         14992.00                            17478.00
Dec.1996                                                                 14598.00                            17135.00
                                                                         15432.00                            18199.00
                                                                         15517.00                            18347.00
                                                                         14910.00                            17583.00
                                                                         15643.00                            18633.00
                                                                         16528.00                            19777.00
                                                                         17244.00                            20659.00
                                                                         18785.00                            22300.00
                                                                         18019.00                            21060.00
                                                                         19038.00                            22213.00
                                                                         18162.00                            21471.00
                                                                         18583.00                            22465.00
Dec.1997                                                                 18954.00                            22852.00
                                                                         18945.00                            23105.00
                                                                         20327.00                            24772.00
                                                                         21363.00                            26040.00
                                                                         21507.00                            26302.00
                                                                         20985.00                            25850.00
                                                                         21735.00                            26900.00
                                                                         21241.00                            26614.00
                                                                         18089.00                            22766.00
                                                                         19190.00                            24224.00
                                                                         20691.00                            26195.00
                                                                         21944.00                            27782.00
Dec.1998                                                                 23948.00                            29383.00
                                                                         25125.00                            30612.00
                                                                         24309.00                            29661.00
                                                                         25533.00                            30847.00
                                                                         25741.00                            32042.00
                                                                         25055.00                            31286.00
                                                                         26594.00                            33022.00
                                                                         26085.00                            31991.00
                                                                         25731.00                            31833.00
                                                                         25065.00                            30960.00
                                                                         26501.00                            32919.00
                                                                         27125.00                            33589.00
Dec.1999                                                                 29288.00                            35567.00
                                                                         28643.00                            33780.00
                                                                         29413.00                            33141.00
                                                                         32585.00                            36383.00
                                                                         31466.00                            35288.00
                                                                         30493.00                            34564.00
                                                                         32272.00                            35416.00
                                                                         31952.00                            34862.00
                                                                         34845.00                            37028.00
                                                                         33908.00                            35073.00
                                                                         33446.00                            34925.00
                                                                         30126.00                            32171.00
Dec.2000                                                                 31134.00                            32328.00
                                                                         31750.00                            33475.00
                                                                         28324.00                            30423.00
                                                                         26166.00                            28496.00
                                                                         28772.00                            30710.00
                                                                         28437.00                            30916.00
                                                                         27099.00                            30163.00
                                                                         26373.00                            29867.00
                                                                         24184.00                            27997.00
                                                                         21534.00                            25736.00
                                                                         22398.00                            26227.00
                                                                         23765.00                            28239.00
Dec.2001                                                                 23988.00                            28486.00
                                                                         23235.00                            28071.00
                                                                         22426.00                            27529.00
                                                                         23472.00                            28565.00
                                                                         21533.00                            26833.00
                                                                         21155.00                            26635.00
                                                                         19338.00                            24738.00
                                                                         17940.00                            22809.00
                                                                         18079.00                            22959.00
                                                                         15898.00                            20464.00
                                                                         17380.00                            22265.00
                                                                         18261.00                            23576.00
Dec.2002                                                                 17324.00                            22190.00
                                                                         16821.00                            21608.00
                                                                         16443.00                            21284.00
                                                                         16457.00                            21491.00
                                                                         17574.00                            23261.00
                                                                         18574.00                            24487.00
                                                                         18855.00                            24801.00
                                                                         19010.00                            25237.00
                                                                         19320.00                            25729.00
                                                                         19207.00                            25457.00
                                                                         19911.00                            26897.00
                                                                         20235.00                            27134.00
Dec.2003                                                                 21404.00                            28557.00



                                              One              Five               Ten           Life of         Date First
                                              Year             Years             Years         Portfolio         Available
                                              -----            -----             -----         ---------        ----------
Quantitative Equity Trust Series I            23.55%           -2.22%             7.91%              N/A         4/30/1987
Series II**                                   23.40%             N/A               N/A             -9.10%        1/28/2002
Series III                                      N/A              N/A               N/A              8.88%         9/5/2003
 S&P 500 Index(D)                             28.70%           -0.57%            11.06%            11.06%

(A) On December 31, 1996, Manulife Series Fund, Inc. merged with the Trust. Performance presented for this Portfolio is based upon the performance of the respective predecessor Manulife Series Fund, Inc. portfolio for periods prior to December 31, 1996.

(B) Series II performance will be lower than Series I performance due to a higher Rule 12b-1 fee for Series II shares.

(C) Series III shares were first offered for sale on September 5, 2003. The performance for Series III shares is aggregate total return. Series III performance will be lower than Series I and Series II performance due to a higher Rule 12b-1 fee for Series III shares.

(D) The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the Portfolio since information for the index is only provided as of a month end.

*Performance does not reflect any insurance related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

**Series II inception date: January 28, 2002

         U.S. LARGE CAP TRUST. The U.S. Large Cap Trust seeks long-term growth of capital and income by investing at least 80% of its net assets (plus any borrowings for investment purposes), under normal market conditions, in equity and equity-related securities of companies with market capitalization greater than $500 million at the time of purchase. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income. The U.S. Large Cap Trust may hold ADRs and other U.S. registered securities of foreign issuers which are denominated in U.S. dollars.

Principal Risks. The Portfolio invests primarily in equity securities, including securities of medium sized companies. The risks of investing in equity securities and medium sized companies are set forth below under "Risks of Investing in Certain Types of Securities."

Performance (A, B, C)*

         The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 18.70% (for the quarter ended 6/2003) and the lowest return was -20.15% (for the quarter ended 9/2002).


[U.S. LARGE CAP TRUST PERFORMANCE GRAPH]

                                                                       S&P 500 INDEX               US LARGE CAP TRUST SERIES I
                                                                       -------------               ---------------------------
May 1999                                                                  10000.00                           10000.00
                                                                           9764.00                            9744.00
                                                                          10306.00                           10168.00
                                                                           9984.00                           10040.00
                                                                           9935.00                            9808.00
                                                                           9662.00                            9416.00
                                                                          10274.00                            9744.00
                                                                          10483.00                            9808.00
Dec.1999                                                                  11100.00                           10272.00
                                                                          10542.00                            9800.00
                                                                          10343.00                            9696.00
                                                                          11355.00                           10656.00
                                                                          11013.00                           10606.00
                                                                          10787.00                           10590.00
                                                                          11053.00                           10566.00
                                                                          10880.00                           10509.00
                                                                          11556.00                           11042.00
                                                                          10946.00                           10711.00
                                                                          10900.00                           10687.00
                                                                          10040.00                            9977.00
Dec.2000                                                                  10089.00                           10558.00
                                                                          10447.00                           11058.00
                                                                           9495.00                           10219.00
                                                                           8893.00                            9808.00
                                                                           9584.00                           10689.00
                                                                           9649.00                           10869.00
                                                                           9414.00                           10591.00
                                                                           9321.00                           10509.00
                                                                           8738.00                            9930.00
                                                                           8032.00                            8780.00
                                                                           8185.00                            9179.00
                                                                           8813.00                           10028.00
Dec.2001                                                                   8890.00                           10289.00
                                                                           8761.00                           10053.00
                                                                           8592.00                            9718.00
                                                                           8915.00                           10330.00
                                                                           8374.00                            9678.00
                                                                           8313.00                            9514.00
                                                                           7720.00                            8524.00
                                                                           7119.00                            7690.00
                                                                           7165.00                            7592.00
                                                                           6387.00                            6806.00
                                                                           6949.00                            7551.00
                                                                           7358.00                            8303.00
Dec.2002                                                                   6925.00                            7698.00
                                                                           6744.00                            7534.00
                                                                           6643.00                            7510.00
                                                                           6707.00                            7608.00
                                                                           7260.00                            8316.00
                                                                           7642.00                            8891.00
                                                                           7740.00                            9031.00
                                                                           7876.00                            9285.00
                                                                           8030.00                            9507.00
                                                                           7945.00                            9327.00
                                                                           8394.00                            9935.00
                                                                           8468.00                           10074.00
Dec. 2003                                                                  8912.00                           10551.00


                                           One         Life of          Date First
                                           Year        Portfolio          Available
                                           ----        ---------        -----------
U.S. Large Cap Trust Series I              37.06%        1.16%             5/1/1999
        Series II**                        36.68%        2.26%            1/28/2002
        Series III                           N/A         9.56%             9/5/2003
S&P 500 Index (A)                          28.70%       -2.44%

(A) The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the Portfolio since information for the index is only provided as of a month end.

(B) Series II performance will be lower than Series I performance due to a higher Rule 12b-1 fee for Series II shares.

(C) Series III shares were first offered for sale on September 5, 2003. The performance for Series III shares is aggregate total return. Series III performance will be lower than Series I and Series II performance due to a higher Rule 12b-1 fee for Series III shares.

*Performance does not reflect any insurance related charges. If these charges were reflected performance would be lower. Past performance does not predict future results.

**Series II inception date: January 28, 2002.

                               DIFFERENCES BETWEEN
                  QUANTITATIVE EQUITY AND U.S. LARGE CAP TRUSTS

         The following chart highlights certain differences between the investment objectives and strategies of the Acquiring Portfolio and the Transferor Portfolio. It is qualified by reference to the more detailed Portfolio descriptions above.

--------------------------------------------------------------------------------
                              TRANSFEROR PORTFOLIO
                            QUANTITATIVE EQUITY TRUST
--------------------------------------------------------------------------------
Investment Objective:

Seeks intermediate- and long-term growth through capital appreciation and current income by investing in common stocks and other equity securities of well established companies with promising prospects for providing an above average rate of return.

Principal Strategy:

Normally invests at least 80% of net assets in common stocks or securities convertible into common stock or carrying rights to purchase common stocks or to participate in earnings.

Other Strategies:

Investments are not limited to securities of any particular type or size of company, but high-quality growth and income stocks are emphasized.

Investments are made primarily in securities listed on national securities exchanges, but the Portfolio may purchase securities traded in the U.S. over-the-counter market and on a forward-commitment, when-issued or delayed-delivery basis.

May invest in ADRs, U.S. dollar denominated obligations of foreign branches of U.S. banks; securities of corporations organized in jurisdictions other than the U.S. and listed on the New York Stock Exchange or NASDAQ; and other securities denominated in U.S. dollars but issued by non U.S. issuers.

The subadviser is assisted by computer models.

--------------------------------------------------------------------------------
                               ACQUIRING PORTFOLIO
                              U.S. LARGE CAP TRUST
--------------------------------------------------------------------------------
Investment Objective:

Seeks long-term growth of capital and income.




Principal Strategy:

Normally invests at least 80% of net assets in equity and equity-related securities of companies with market capitalization greater than $500 million. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income.


Other Strategies:








May invest in ADRs and other U.S. registered securities of foreign issuers which are denominated in U.S. dollars.
--------------------------------------------------------------------------------
COMMENT: The two portfolios have substantially similar investment objectives of long-term growth of capital and current income, although the Quantitative Equity Trust also seeks intermediate-term growth. Both portfolios invest in equity and fixed income securities. Unlike the U.S. Large Cap Trust, the Quantitative Equity Trust is not limited to investments in companies with market capitalization greater than $500 million and may thus invest in smaller companies with the risks associated with such investments. Risks associated with the use of computer models by the subadviser of the Quantitative Equity Trust are not shared by the U.S. Large Cap Trust.
--------------------------------------------------------------------------------

                            PORTFOLIO DESCRIPTIONS OF
                       BALANCED AND INCOME & VALUE TRUSTS

         BALANCED TRUST. Balanced Trust seeks current income and capital appreciation by investing its assets in a balanced portfolio of equity securities and fixed Income securities.

         The Balanced Trust may invest up to 70% of its total assets in common stocks, convertible corporate obligations, and preferred stocks of companies that have a market capitalization of at least $500 million. Under normal market conditions, the Portfolio will invest at least 40% of its assets in such equity securities.

         The Balanced Trust may invest in foreign securities and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date. Investments in foreign securities may include depositary receipts.

         The Portfolio may invest up to 50% of its total assets in fixed income securities including, without limitation, U.S. governmental obligations, investment grade corporate bonds, high yield corporate bonds, asset-backed securities, mortgage-backed securities and collateralized mortgage obligations. Under normal market conditions, the Portfolio will invest at least 25% of its assets in fixed income securities.

         At least 65% of the fixed income securities purchased by the Portfolio will be either (a) U.S. government securities or (b) securities rated A or higher by Moody's or Standard & Poor's (or equivalent as determined by the subadviser). Fixed income securities may include U.S. dollar denominated foreign securities.

         Principal Risks. The Balanced Trust invests significantly in equity securities, also invests in fixed income securities and may invest in foreign securities. The risks of investing in equity securities, fixed income securities and foreign securities are set forth below under "Risks of Investing in Certain Types of Securities."

         Performance (A, E)*

         The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 10.22% (for the quarter ended 6/1997) and the lowest return was -11.20% (for the quarter ended 12/2000).


[BALANCED TRUST PERFORMANCE GRAPH]

                                                                                             LEHMAN BROTHERS
                                                                         LEHMAN BROTHERS           IT
                                 BALANCED TRUST                          AGGREGATE BOND     GOVERNMENT/CREDIT
                                    SERIES I          S&P 500 INDEX           INDEX            BOND INDEX        COMBINED INDEX
                                 --------------       -------------      ---------------    -----------------    --------------
Dec. 1996                             10000               10000               10000               10000               10000
                                      10374               10625               10031               10039               10326
                                      10362               10708               10056               10058               10381
                                      10196               10268                9944                9989               10107
                                      10515               10881               10094               10107               10485
                                      10901               11543               10190               10190               10856
Jun. 1997                             11239               12081               10311               10283               11163
                                      11570               13021               10589               10492               11757
                                      11208               12291               10499               10439               11380
                                      11655               12965               10655               10561               11776
                                      11563               12532               10809               10678               11665
                                      11704               13112               10859               10701               11962
Dec. 1997                             11852               13338               10968               10787               12125
                                      12170               13486               11109               10928               12270
                                      12532               14459               11100               10919               12707
                                      12777               15199               11138               10954               13054
                                      12891               15352               11196               11009               13154
                                      12821               15088               11302               11090               13103
Jun. 1998                             12982               15701               11398               11160               13425
                                      12710               15534               11422               11200               13368
                                      12019               13288               11608               11375               12510
                                      12654               14139               11880               11661               13057
                                      13066               15289               11817               11649               13554
                                      13345               16216               11884               11648               14003
Dec. 1998                             13458               17150               11920               11695               14428
                                      13298               17867               12004               11759               14781
                                      12972               17311               11794               11586               14422
                                      13159               18004               11859               11673               14750
                                      13427               18700               11897               11709               15059
                                      13383               18259               11792               11619               14815
Jun. 1999                             13598               19272               11755               11627               15202
                                      13331               18671               11705               11617               14933
                                      13360               18578               11700               11626               14892
                                      13093               18069               11835               11734               14775
                                      13293               19213               11879               11765               15269
                                      13137               19603               11878               11779               15424
Dec. 1999                             13235               20757               11821               11740               15841
                                      12842               19715               11782               11696               15340
                                      13392               19342               11924               11792               15216
                                      14053               21234               12082               11915               16173
                                      13142               20595               12047               11888               15866
                                      12707               20173               12041               11907               15681
Jun. 2000                             13352               20669               12291               12116               16023
                                      13236               20347               12403               12208               15921
                                      14206               21610               12583               12352               16590
                                      13515               20469               12662               12465               16125
                                      13111               20383               12746               12522               16114
                                      11923               18777               12955               12692               15439
Dec. 2000                             12000               18867               13196               12926               15598
                                      12497               19537               13411               13138               16032
                                      11636               17755               13527               13263               15216
                                      10991               16631               13595               13365               14685
                                      11666               17923               13538               13330               15354
                                      11610               18043               13619               13405               15452
Jun. 2001                             11324               17605               13671               13454               15293
                                      11237               17432               13977               13734               15389
                                      10729               16341               14138               13872               14996
                                      10071               15021               14302               14074               14477
                                      10412               15308               14601               14308               14767
                                      10753               16482               14399               14165               15231
Dec. 2001                             10777               16624               14307               14087               15249
                                      10619               16382               14423               14160               15199
                                      10444               16066               14563               14272               15127
                                      10674               16670               14321               14055               15286
                                      10229               15660               14599               14287               14970
                                      10132               15544               14723               14430               14979
Jun. 2002                              9612               14437               14851               14554               14511
                                       9198               13311               15031               14725               14033
                                       9328               13399               15285               14945               14197
                                       8686               11943               15533               15212               13541
                                       9149               12994               15461               15153               14106
                                       9450               13759               15457               15139               14519
Dec. 2002                              9231               12950               15776               15469               14242
                                       9085               12611               15790               15468               14061
                                       9011               12422               16008               15686               14053
                                       9019               12542               15995               15702               14116
                                       9391               13576               16128               15821               14757
                                       9750               14291               16428               16139               15282
Jun. 2003                              9816               14474               16395               16128               15365
                                       9732               14729               15844               15689               15242
                                       9840               15016               15949               15727               15440
                                       9891               14857               16372               16125               15562
                                      10066               15698               16219               15973               15931
                                      10174               15836               16258               15995               16020
Dec. 2003                             10549               16666               16425               16135               16523



                                                                    One               Five               Life of         Date First
                                                                    Year              Years             Portfolio         Available
                                                                   -----             ------             ---------      ------------
Balanced Trust Series I                                            14.30%            -4.75%               0.77%           1/1/1997
                         Series II**                               14.18%               N/A              -0.75%         01/28/2002
S&P 500 Index(B)                                                   28.70%            -0.57%               7.57%
Lehman Brothers Aggregate Bond Index(B)(C)                          4.11%             6.62%               7.35%
Lehman Brothers IT Government/Credit Bond Index(B)                  4.30%             6.65%               7.07%
Combined Index(B)(D)                                               16.01%             2.75%               7.44%


(A) On May 4, 2001, the Portfolio changed its subadviser. Performance reflects results prior to this change.

(B) The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for this index is only provided as of a month end.

(C) The Lehman Brothers Aggregate Bond Index was added to more accurately reflect the investment objective of the Trust.

(D) The Combined Index represents 50% of the return of the S&P 500 Index and 50% of the return of the Lehman Brothers Aggregate Bond Index through December 31, 1999, and 60% of the return of the S&P 500 Index and 40% of the return of the Lehman Brothers Intermediate Term Government/Credit Bond Index from January 1, 2000 through April 30, 2001. As of May 2001, the index represents 50% of the return of the S&P 500 Index and 50% of the return of the Lehman Brothers Aggregate Bond Index. The Combined Index was prepared by the Adviser using Ibbotson Associates Software and Data. The Combined Index was added to provide a more accurate comparison of performance.

(E) Series II performance will be lower than Series I performance due to a higher Rule 12b-1 fee for Series II shares.

*Performance does not reflect any insurance related charges. If these charges were reflected performance would be lower. Past performance does not predict future results.

**Series II inception date: January 28, 2002

         INCOME & VALUE TRUST. The Income & Value Trust seeks the balanced accomplishment of (a) conservation of principal and (b) long-term growth of capital and income by investing its assets in both equity and fixed income securities. Generally, between 25% and 75% of the Portfolio's assets will be invested in fixed income securities unless the subadviser determines that some other proportion would better serve the Portfolio's investment objective.

         At least 80% of the fixed income portion of the portfolio will consist of the following: securities rated "Baa" or better at the time of purchase by Moody's or "BBB" by Standard & Poor's or deemed by the subadviser to be of equivalent investment quality, including mortgage-related and asset-backed securities; securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; cash or cash equivalents including commercial bank obligations and commercial paper. Fixed-income securities may include ADRs, Yankee Bonds (bonds denominated in U.S. dollars and issued in the United States by foreign banks and corporations), and Eurodollar instruments (deposits at foreign banks or foreign branches of American banks) which are U.S. dollar denominated.

         Equity securities will be listed on national securities exchanges or in the national OTC market (also known as NASDAQ) and may include ADRs and other U.S. registered securities of foreign issuers which are denominated in U.S. dollars.

         Principal Risks. The Income & Value Trust invests in equity securities and in fixed income securities, including those rated below investment grade. The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities." The Income & Value Trust may also invest in mortgage-backed and other asset-backed securities. Investing in these securities subjects the Portfolio to prepayment risk. Prepayments of underlying mortgages or pools of assets result in a loss of anticipated interest payments and all or part of any premium paid for the security. Therefore, the Portfolio could make less money than expected or could lose money. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates.

Performance (A, D)*

         The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 13.68% (for the quarter ended 6/2003) and the lowest return was -13.70% (for the quarter ended 9/2002).


[INCOME & VALUE TRUST PERFORMANCE GRAPH]

                                                                                             60% S&P 500/40%
                                                                         CITIGROUP BROAD     CITIGROUP BROAD
                                 INCOME & VALUE                         INVESTMENT GRADE    INVESTMENT GRADE
                                 TRUST SERIES I       S&P 500 INDEX        BOND INDEX          BOND INDEX*       COMBINED INDEX
                                 --------------       -------------     ----------------    ----------------     --------------
Dec. 1993                           10000.00            10000.00            10000.00            10000.00            10000.00
                                    10255.00            10335.00            10135.00            10255.00            10260.00
                                    10043.00            10056.00             9967.00            10021.00            10108.00
                                     9719.00             9619.00             9720.00             9660.00             9795.00
                                     9749.00             9744.00             9647.00             9707.00             9829.00
                                     9822.00             9902.00             9646.00             9801.00             9857.00
                                     9675.00             9658.00             9625.00             9647.00             9783.00
                                     9921.00             9977.00             9808.00             9912.00             9972.00
                                    10067.00            10384.00             9819.00            10159.00            10153.00
                                     9876.00            10133.00             9678.00             9954.00            10002.00
                                     9976.00            10365.00             9668.00            10086.00            10091.00
                                     9767.00             9985.00             9642.00             9853.00             9911.00
Dec. 1994                            9840.00            10131.00             9715.00             9970.00            10000.00
                                     9876.00            10394.00             9916.00            10208.00            10126.00
                                    10077.00            10797.00            10148.00            10541.00            10379.00
                                    10278.00            11117.00            10207.00            10753.00            10575.00
                                    10494.00            11441.00            10347.00            10999.00            10785.00
                                    10772.00            11892.00            10758.00            11434.00            11088.00
                                    10916.00            12172.00            10833.00            11628.00            11227.00
                                    11146.00            12577.00            10812.00            11851.00            11453.00
                                    11213.00            12611.00            10936.00            11924.00            11512.00
                                    11405.00            13140.00            11039.00            12269.00            11737.00
                                    11385.00            13094.00            11187.00            12309.00            11741.00
                                    11654.00            13670.00            11361.00            12711.00            12020.00
Dec. 1995                           11874.00            13923.00            11518.00            12922.00            12221.00
                                    12065.00            14402.00            11596.00            13224.00            12386.00
                                    12046.00            14540.00            11399.00            13211.00            12382.00
                                    12056.00            14679.00            11317.00            13249.00            12420.00
                                    12096.00            14895.00            11233.00            13327.00            12534.00
                                    12179.00            15279.00            11226.00            13531.00            12624.00
                                    12252.00            15342.00            11371.00            13634.00            12675.00
                                    12054.00            14659.00            11402.00            13285.00            12440.00
                                    12158.00            14970.00            11386.00            13446.00            12581.00
                                    12535.00            15811.00            11584.00            13993.00            12947.00
                                    12745.00            16245.00            11845.00            14348.00            13122.00
                                    13173.00            17478.00            12040.00            15096.00            13572.00
Dec. 1996                           13058.00            17135.00            11934.00            14865.00            13469.00
                                    13267.00            18199.00            11981.00            15442.00            13687.00
                                    13299.00            18347.00            11994.00            15524.00            13743.00
                                    13028.00            17583.00            11873.00            15073.00            13482.00
                                    13356.00            18633.00            12043.00            15699.00            13780.00
                                    13882.00            19777.00            12156.00            16336.00            14267.00
                                    14268.00            20659.00            12301.00            16851.00            14650.00
                                    14899.00            22300.00            12634.00            17837.00            15233.00
                                    14467.00            21060.00            12525.00            17180.00            14887.00
                                    15063.00            22214.00            12709.00            17845.00            15371.00
                                    14795.00            21472.00            12892.00            17590.00            15188.00
                                    15029.00            22466.00            12953.00            18112.00            15379.00
Dec. 1997                           15134.00            22852.00            13085.00            18373.00            15565.00
                                    15321.00            23106.00            13254.00            18590.00            15769.00
                                    15976.00            24772.00            13245.00            19389.00            16250.00
                                    16466.00            26040.00            13296.00            20016.00            16606.00
                                    16609.00            26303.00            13365.00            20178.00            16731.00
                                    16478.00            25851.00            13494.00            20047.00            16657.00
                                    16738.00            26901.00            13604.00            20602.00            16930.00
                                    16673.00            26615.00            13633.00            20489.00            16858.00
                                    15093.00            22767.00            13841.00            18837.00            15849.00
                                    15668.00            24226.00            14168.00            19740.00            16296.00
                                    16164.00            26196.00            14104.00            20667.00            16806.00
                                    16804.00            27783.00            14182.00            21465.00            17348.00
Dec. 1998                           17445.00            29384.00            14226.00            22234.00            17802.00
                                    17811.00            30612.00            14331.00            22856.00            18085.00
                                    17367.00            29660.00            14080.00            22269.00            17700.00
                                    17876.00            30846.00            14161.00            22854.00            18058.00
                                    18212.00            32040.00            14207.00            23417.00            18467.00
                                    18007.00            31284.00            14077.00            23000.00            18139.00
                                    18563.00            33020.00            14029.00            23734.00            18717.00
                                    18344.00            31990.00            13973.00            23252.00            18337.00
                                    18094.00            31830.00            13963.00            23175.00            18277.00
                                    17713.00            30958.00            14130.00            22904.00            18063.00
                                    18152.00            32917.00            14173.00            23802.00            18771.00
                                    18299.00            33586.00            14171.00            24092.00            19000.00
Dec. 1999                           18930.00            35564.00            14106.00            24899.00            19637.00
                                    18328.00            33778.00            14067.00            24120.00            19022.00
                                    18299.00            33140.00            14231.00            23958.00            18895.00
                                    19501.00            36381.00            14416.00            25489.00            20102.00
                                    19300.00            35286.00            14373.00            25000.00            19716.00
                                    19300.00            34563.00            14360.00            24682.00            19466.00
                                    19395.00            35413.00            14660.00            25252.00            19915.00
                                    19395.00            34860.00            14794.00            25108.00            19802.00
                                    20184.00            37025.00            15005.00            26188.00            20653.00
                                    19845.00            35070.00            15107.00            25429.00            20054.00
                                    19827.00            34923.00            15204.00            25429.00            20054.00
                                    18943.00            32171.00            15450.00            24391.00            19236.00
Dec. 2000                           19866.00            32329.00            15742.00            24647.00            19438.00
                                    20618.00            33476.00            16002.00            25335.00            19980.00
                                    19565.00            30423.00            16144.00            24038.00            18957.00
                                    19039.00            28498.00            16228.00            23175.00            18277.00
                                    20200.00            30712.00            16152.00            24211.00            19094.00
                                    20477.00            30918.00            16257.00            24371.00            19220.00
                                    20159.00            30166.00            16311.00            24046.00            18964.00
                                    20179.00            29871.00            16688.00            24126.00            19027.00
                                    19467.00            28001.00            16871.00            23327.00            18397.00
                                    17902.00            25738.00            17079.00            22312.00            17597.00
                                    18575.00            26230.00            17424.00            22748.00            17940.00
                                    19743.00            28242.00            17183.00            23669.00            18666.00
Dec. 2001                           20059.00            28490.00            17082.00            23737.00            18720.00
                                    19803.00            28074.00            17217.00            23605.00            18616.00
                                    19367.00            27533.00            17382.00            23423.00            18472.00
                                    20159.00            28568.00            17095.00            23795.00            18766.00
                                    19347.00            26837.00            17420.00            23110.00            18226.00
                                    19145.00            26638.00            17568.00            23087.00            18207.00
                                    17673.00            24741.00            17698.00            22168.00            17483.00
                                    16463.00            22811.00            17909.00            21237.00            16748.00
                                    16463.00            22962.00            18222.00            21468.00            16931.00
                                    15253.00            20466.00            18512.00            20206.00            15935.00
                                    16403.00            22267.00            18429.00            21237.00            16748.00
                                    17674.00            23579.00            18425.00            21986.00            17339.00
Dec. 2002                           16866.00            22192.00            18808.00            21393.00            16871.00
                                    16623.00            21611.00            18823.00            21063.00            16611.00
                                    16643.00            21287.00            19090.00            20994.00            16557.00
                                    16825.00            21493.00            19073.00            21107.00            16646.00
                                    17972.00            23264.00            19241.00            22226.00            17528.00
                                    18941.00            24490.00            19597.00            23092.00            18212.00
                                    19126.00            24804.00            19562.00            23254.00            18339.00
                                    19270.00            25240.00            18901.00            23184.00            18284.00
                                    19642.00            25732.00            19031.00            23518.00            18548.00
                                    19540.00            25460.00            19530.00            23615.00            18624.00
                                    20384.00            26901.00            19350.00            24330.00            19188.00
                                    20610.00            27137.00            19406.00            24488.00            19313.00
Dec. 2003                           21325.00            28557.00            19597.00            25358.00            20004.00

                                                             One            Five             Ten         Life of       Date First
                                                             Year           Years           Years       Portfolio       Available
                                                            -----           -----           -----       ---------      ----------
Income & Value Trust Series I                               26.48%           4.11%           7.87%            N/A      08/03/1989
           Series II**                                      26.29%            N/A             N/A            3.87%     01/28/2002
S&P 500 Index (E)                                           28.70%          -0.57%          11.06%            N/A
Citigroup Broad Investment Grade Bond Index(E)               4.20%           6.62%           6.96%            N/A
60% S&P 500/40% Citigroup Broad Investment
    Grade Bond Index(B)(E)                                  18.53%           2.67%           9.75%            N/A
Combined Index(C)(E)                                        18.53%           2.35%           7.18%            N/A

(A) Effective May 1, 1999, the Portfolio changed its subadviser and its investment objective. Performance reflects results prior to these changes.

(B) The Customized Index represents 60% of the performance of the S&P 500 Index and 40% of the performance of the Salomon Brothers Broad Investment Grade Bond Index. The Customized Index was prepared by the advisor using Ibbotson Associates Software and Data.

(C) The Combined Index represents 32.5% of the return of the Wilshire 5000 Index, 10% of the MSCI EAFE Index, 40% of the return of the Lehman Brothers Aggregate Bond Index, 10% of the U.S. 90 Day T-Bill, and 7.5% of the return of the Merrill Lynch High Yield Index for periods prior to April 30, 1999, and 60% of the return of the S&P 500 Index and 40% of the return of the Citigroup
Broad Investment Grade Bond Index from May 1, 1999 and thereafter. The Combined Index was prepared by the Adviser using Ibbotson Associates Software and Data. The Combined Index was added to provide a more accurate comparison of performance.

(D) Series II performance will be lower than Series I performance due to a higher Rule 12b-1 fee for Series II shares.

(E) The return for index under "Life of Portfolio" is calculated from the month end closest to the inception date of the Portfolio since information for the index is only provided as of a month end.

* Performance does not reflect any insurance related charges. If these charges were reflected performance would be lower. Past performance does not predict future results.

** Series II inception date: January 28, 2002

                               DIFFERENCES BETWEEN
                       BALANCED AND INCOME & VALUE TRUSTS

           The following chart, which highlights certain differences between the investment objectives and strategies of the Acquiring Portfolio and the Transferor Portfolios, is qualified by reference to the more detailed Portfolio descriptions above.
                         TRANSFEROR PORTFOLIO
                            BALANCED TRUST
--------------------------------------------------------------------------------
Investment Objective:

Seeks current income and capital appreciation.

Principal Strategy:

Normally invests in a balanced portfolio of equity securities and fixed income securities.

Other Strategies:

Normally invests at least 40% (but may invest up to 70%) of total assets in common stocks, convertible corporate obligations, and preferred stocks of companies that have a market capitalization of at least $500 million.

Normally invests at least 25% (but may invest up to 50%) of total assets in fixed income securities, including U.S. governmental obligations, investment grade corporate bonds, high yield corporate bonds, asset-backed securities, mortgage-backed securities and collateralized mortgage obligations.

At least 65% of the fixed income securities will be either (a) U.S. government securities or (b) securities rated A or higher by Moody's or Standard & Poor's (or equivalent).

May invest in foreign securities and may have exposure to foreign currencies through such investments, direct holdings of foreign currencies or use of foreign currency exchange contracts.
--------------------------------------------------------------------------------


                       ACQUIRING PORTFOLIO
                       INCOME & VALUE TRUST
--------------------------------------------------------------------------------
Investment Objective:

Seeks the balanced accomplishment of (a) conservation of principal and (b) long-term growth of capital and income.

Principal Strategy:

Normally invests in both equity and fixed income securities.

Other Strategies:

Equity securities must be listed on national securities exchanges or in the national OTC market (also known as NASDAQ).

Generally, between 25% and 75% of the Portfolio's assets will be invested in fixed income securities unless the subadviser determines that some other proportion would better serve the investment objective. Such securities may include mortgage-related and asset-backed securities and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

At least 80% of the fixed income portion of the Portfolio will consist of securities rated Baa or better by Moody's or BBB by Standard & Poor's (or equivalent).

May invest in ADRs, U.S. registered securities of foreign issuers, Yankee Bonds and Eurodollar instruments which are U.S. dollar denominated.

--------------------------------------------------------------------------------
COMMENT: The two portfolios have substantially similar investment objectives, although the Balanced Trust seeks current income and capital appreciation while the Income & Value Trust emphasizes conservation of principal and long-term growth of capital and income. The Income & Value Trust may invest up to 75% of assets, as compared to 50% for the Balanced Trust, in fixed income securities, and, while at least 80% of the fixed income portion of the Income & Value Trust will be rated Baa or better by Moody's or BBB by Standard & Poor's (or equivalent), at least 65% of the fixed income portion of the Balanced Trust will be government securities or rated A or higher by Moody's or Standard & Poor's (or equivalent). Since the Income & Value Trust may thus invest a larger portion of its assets in lower rated fixed income securities, the Income & Value Trust has a higher credit quality risk that the Balanced Trust. The Income & Value Trust is not subject to the Balanced Trust's strategy with respect to equity investments of normally investing in companies with market capitalizations of at least $500 million.
--------------------------------------------------------------------------------


MULTIPLE CLASSES OF SHARES

         The Trust is authorized to issue three classes of shares for the
Portfolios: Series I shares (formerly referred to as Class A shares), Series II shares (formerly referred to as Class B shares) and Series III shares. The Transferor Portfolios and Acquiring Portfolios all have issued Series I and Series II shares, and the Quantitative Equity Trust and the U.S. Large Cap Trust have also issued Series III shares. Series I, Series II and Series III shares are the same except for differences in class expenses, including different Rule 12b-1 fees, and voting rights. All shares of each Portfolio have equal voting rights and are voted in the aggregate, and not by class, except that shares of each class have exclusive voting rights on any matter submitted to shareholders that relates solely to the arrangement of that class and have separate voting rights when any matter is submitted to shareholders in which the interests of one class differ from the interests of any other class or when voting by class is otherwise required by law.

RULE 12b-1 FEES

         The Trust has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act for each of the Series I, Series II and Series III shares of each of the Transferor Portfolios and Acquiring Portfolios. Series I shares of each Portfolio are subject to a Rule 12b-1 fee of up to .15% of Series I share average daily net assets. Series II shares of each Portfolio are subject to a Rule 12b-1 fee of up to .35% of Series II share average daily net assets. Series III shares of each Portfolio are subject to a Rule 12b-1 fee of up to .50% of Series III share average daily net assets. The Rule 12b-1 fees are paid to the Trust's Distributor, Manufacturers Financial Securities LLC (the "Distributor"). To the extent consistent with applicable laws, regulations and rules, the Distributor may use Rule 12b-1 fees: (i) for any expenses relating to the distribution of the shares of the class; (ii) for any expenses relating to shareholder or administrative services for holders of the shares of the class (or owners of contracts funded in insurance company separate accounts that invest in the shares of the class) and (iii) for the payment of "service fees" that come within Rule 2830(d)(5) of the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD"). Without limiting the foregoing, the Distributor may pay all or part of the Rule 12b-1 fees from a Portfolio to one or more affiliated and unaffiliated insurance companies that have issued variable insurance contracts for which the Portfolio serves as an investment vehicle as compensation for providing some or all of the types of services described in the preceding sentence; this provision, however, does not obligate the Distributor to make any payments of Rule 12b-1 fees and does not limit the use that the Distributor may make of the Rule 12b-1 fees it receives. Currently, all such payments relating to Series I and Series II shares are made to insurance companies affiliated with the Adviser and the Distributor. However, payments may be made to nonaffiliated insurance companies in the future.

         Rule 12b-1 fees are paid out of a Portfolio's assets on an ongoing basis. Therefore, these fees will increase the cost of an investment in a Portfolio and may, over time, be greater than other types of sales charges.

DIVIDENDS AND DISTRIBUTIONS

         The dividends and distributions procedures with respect to the Transferor Portfolios are identical to those with respect to the corresponding Acquiring Portfolios. The Trust intends to declare as dividends substantially all of the net investment income, if any, of each of the Acquiring Portfolios. Dividends from the net investment income and the net capital gain, if any, for each Acquiring Portfolio will be declared not less frequently than annually and reinvested in additional full and fractional shares of that Portfolio or paid in cash.

PURCHASE AND REDEMPTION OF SHARES

         The purchase and redemption procedures with respect to the Transferor Portfolios are identical to those with respect to the corresponding Acquiring Portfolios. Shares of each Portfolio of the Trust are offered continuously, without sales charge, at a price equal to their net asset value. Shares of each Portfolio of the Trust are sold and redeemed at their net asset value next computed after a purchase payment or redemption request is received by the shareholder from the contract owner or after any other purchase or redemption order is received by the Trust. Depending upon the net asset value at that time, the amount paid upon redemption may be more or less than the cost of the shares redeemed. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. However, the Trust may suspend the right of redemption or postpone the date of payment beyond seven days during any period when: (i) trading on the New York Stock Exchange is restricted, as determined by the SEC, or such Exchange is closed for other than weekends and holidays; (ii) an emergency exists, as determined by the SEC, as a result of which disposal by the Trust of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of its net assets; or (iii) the SEC by order so permits for the protection of security holders of the Trust.

         Calculation of Net Asset Value. The net asset value of the shares of each of the Transferor Portfolios and Acquiring Portfolios is determined once daily as of the close of day-time trading of the New York Stock Exchange, Monday through Friday, except that no determination is required on: (i) days on which changes in the value of such Portfolio's portfolio securities will not materially affect the current net asset value of the shares of the Portfolio,
(ii) days during which no shares of such Portfolio are tendered for redemption and no order to purchase or sell such shares is received by the Trust, or (iii) the following business holidays or the days on which such holidays are observed by the New York Stock Exchange: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The net asset value per share of each share class of a Portfolio is computed by: (i) adding the sum of the value of the securities held by each Portfolio, plus any cash or other assets it holds, attributable to the class,
(ii) subtracting all its liabilities attributable to the class, and (iii) dividing the result by the total number of shares outstanding of the class at such time.

         Securities held by each of the Portfolios, except money market instruments with remaining maturities of 60 days or less, are valued at their market value if market quotations are readily available. Otherwise, such securities are valued at fair value as determined in good faith by the Trustees or their designee although the actual calculations may be made by persons acting pursuant to the direction of the Trustees. All money market instruments with a remaining maturity of 60 days or less held by the Portfolios are valued on an amortized cost basis.

         Generally, trading (i) in non-U.S. securities, (ii) U.S. Government Securities and (iii) money market instruments is substantially completed each day at various times prior to the close of trading of the New York Stock Exchange. The values of such securities used in computing the net asset value of a Portfolio's shares are generally determined as of such times. Occasionally, events which affect the values of such securities may occur between the times at which they are generally determined and the close of the New York Stock Exchange and would therefore not be reflected in the computation of a Portfolio's net asset value. In such event, these securities will then be valued at their fair value as determined in good faith by the Trustees or their designee. Fair value pricing in these circumstances will help ensure that shareholders buying and selling shares on this date receive a price that accurately reflects the value of the securities as of the close of the New York Stock Exchange as opposed to a price that reflects values of securities which are no longer accurate. Fair value pricing in these circumstances will also help ensure that aggressive traders are not able to purchase shares of a Portfolio at a deflated price that reflects stale security valuations and then immediately sell these shares at a gain.

FEDERAL INCOME TAX CONSEQUENCES

         The Trust will have will have received an opinion from Jorden Burt LLP, tax counsel to the Trust in connection with the Reorganization, to the effect that, based upon certain facts, assumptions and representations, the Reorganization will constitute a tax-free reorganization within the meaning of
Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). If the Reorganization constitutes a tax-free reorganization, no gain or loss will be recognized by the Transferor Portfolios or the Acquiring Portfolios or the shareholders of the Transferor Portfolios as a result of the Reorganization. See "Information About the Reorganization - Federal Income Tax Consequences."


                      INFORMATION ABOUT THE REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION

         The following summary of the Plan is qualified in its entirety by reference to the form of the Plan attached to this Prospectus/Proxy Statement as Exhibit A. The Plan provides that each Acquiring Portfolio will acquire all of the assets, subject to all of the liabilities, of its corresponding Transferor Portfolio in exchange for shares of such Acquiring Portfolio. Subject to the satisfaction of the conditions described below, such acquisitions will take place after the close of business on April 30, 2004 (the "Exchange Date"), or on such later date as may be determined by the Trust. The net asset value per share of the Series I, Series II and Series III shares of each Acquiring Portfolio and each Transferor Portfolio will be determined by dividing each Portfolio's assets, less liabilities, attributable to each share class, by the total number of outstanding shares of that class. The assets of each Portfolio will be valued in accordance with the valuation practices of that Portfolio. See "Summary -- Purchase and Redemption of Shares (Calculation of Net Asset Value)," above.

         The number of full and fractional shares of an Acquiring Portfolio received by a shareholder of a corresponding Transferor Portfolio will be equal in value to the value of that shareholder's shares of the corresponding Transferor Portfolio as of the close of regularly scheduled trading on the New York Stock Exchange on the Exchange Date. As of the Effective Time of the Reorganization, each Transferor Portfolio will liquidate and distribute pro rata to its shareholders of record as of the close of regularly scheduled trading on the New York Stock Exchange on the Exchange Date the shares of the corresponding Acquiring Portfolio received by that Transferor Portfolio in the Reorganization. The holders of Series I, Series II and Series III shares of each Transferor Portfolio will receive, respectively, Series I, Series II and Series III shares of the corresponding Acquiring Portfolio. Such liquidation and distribution will be accomplished by the establishment of accounts on the share records of the Acquiring Portfolios in the names of the shareholders of the corresponding Transferor Portfolios, each account representing the respective pro rata number of shares of such Acquiring Portfolio due the shareholder. After such distribution, the Trust will take all necessary steps under Massachusetts law, the Trust's Declaration of Trust and any other applicable law to effect a complete dissolution of each Transferor Portfolio.

         The Board has determined, with respect to the Transferor Portfolios and the Acquiring Portfolios, that the interests of shareholders and of contractholders whose contract values are invested in shares of such Portfolios will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of such Portfolios and such shareholders and contractholders.

         Certain of the existing investment limitations of the Transferor Portfolios that require shareholder approval for amendment prohibit each Transferor Portfolio from engaging in activities such as investing more than a stated percentage of its assets in an issuer's securities. By approving the Plan, the shareholders of the Transferor Portfolios will be deemed to have agreed to waive any such limitations solely insofar as they might be deemed to apply to the Reorganization.

         The consummation of the Reorganization as to any Transferor Portfolio and Acquiring Portfolio is subject to the conditions set forth in the Plan, including that the affirmative vote of the holders of at least a

Majority of the Outstanding Voting Securities of the Transferor Portfolio entitled to vote approve the Reorganization. The Plan may be terminated and the Reorganization abandoned at any time prior to the Effective Time of the Reorganization, before or after approval by the shareholders of the Transferor Portfolios, by the Trust on behalf of any or all of the Transferor and Acquiring Portfolios if (i) any material condition or covenant set forth in the Plan has not been fulfilled or waived by the Trust on behalf of the party entitled to its benefits, or (ii) there has been a material breach or default by the other party or (iii) the Board determines that proceeding with the Reorganization is not in the best interests of any or all of the Transferor or Acquiring Portfolios or their respective shareholders or contractholders, or (iv) for any other reason. The Plan provides that Trust on behalf of any of the Transferor or Acquiring Portfolios may waive compliance with any of the covenants or conditions made therein for the benefit of any such Portfolio, except for certain conditions regarding the receipt of regulatory approvals.

         The expenses of the Reorganization (other than registration fees payable for the registration of shares of the Acquiring Portfolios in connection with the Reorganization, which will be payable by such Acquiring Portfolios) will be borne by the Transferor Portfolios and the Acquiring Portfolios. See "Voting Information" below.

         Approval of the Plan as to each Transferor Portfolio will require a Majority of the Outstanding Voting securities of that Transferor Portfolio. See "Voting Information." If the Plan is not approved by the shareholders of a Transferor Portfolio or is not consummated for any other reason, the Board will consider other possible courses of action. See "Voting Information." THE BOARD, INCLUDING ALL THE DISINTERESTED TRUSTEES, RECOMMENDS THAT SHAREHOLDERS APPROVE THE PLAN UNDER PROPOSAL 1.

         Shareholders of each Transferor Portfolio will receive Series I, Series II or Series III shares of the corresponding Acquiring Portfolio in accordance with the procedures provided for in the Plan as described above. Each such share will be fully paid and nonassessable when issued (except as noted under "Summary -- Proposed Transaction") and transferable without restrictions and will have no preemptive or conversion rights.

DESCRIPTION OF THE SECURITIES TO BE ISSUED

         The Trust has an unlimited number of authorized shares of beneficial interest, par value $0.01 per share. These authorized shares may be divided into series and classes thereof. The Declaration of Trust authorizes the Board to issue shares in different series. In addition, the Declaration of Trust authorizes the Board to create new series and to name the rights and preferences of the shareholders of each of the series. The Board does not need additional shareholder action to divide the shares into separate series or to name the shareholders' rights and preferences.

         Each Transferor Portfolio and Acquiring Portfolio is a series of the Trust. As discussed above, each such series may issue three classes of shares:
Series I, Series II, and Series III shares. Additional classes may be offered in the future. Currently, all the Transferor Portfolios and Acquiring Portfolios have issued Series I and Series II shares, and the Quantitative Equity Trust and U.S. Large Cap Trust have also issued Series III shares. Series I, Series II and Series III shares may not be converted into shares of any other class, and no shares of any other class may be converted into Series I, Series II or Series III shares.

         Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective Portfolio and upon liquidation in the net assets of such Portfolio remaining after satisfaction of outstanding liabilities. Fractional shares have proportionate fractional rights to full shares. For these purposes and for purposes of determining the sale and redemption prices of shares, any assets that are not clearly allocable to a particular Portfolio will be allocated in the manner determined by the Board. Accrued liabilities which are not clearly allocable to one or more Portfolios will also be allocated among the Portfolios in the manner determined by the Board.

         Expenses of each Portfolio are borne by Series I, Series II and Series III shares based on the net assets of the Portfolio attributable to shares of each class. Notwithstanding the foregoing, "class expenses" will be allocated to each class. "Class expenses" for each Portfolio include the 12b-1 fees paid with respect to a class and other expenses which the Adviser determines are properly allocable to a particular class. The Adviser will make such allocations in such manner and using such methodology which it determines are reasonably appropriate. The Adviser's determination is subject to ratification or approval by the Board. The kinds of expenses that which the Adviser may determine are properly allocable to a particular class include the following: (i) printing and postage expenses related to preparing and distributing to the shareholders of a specific class (or holders of contracts funded by shares of such class) materials such as shareholder reports, prospectuses and proxies; (ii) professional fees relating solely to such class; (iii) Trustees' fees, including independent counsel fees, relating specifically to one class; and (iv) expenses associated with meeting of shareholders of a particular class.

REASONS FOR THE REORGANIZATION

         The principal purpose of the Reorganization is to provide a means by which shareholders of each Transferor Portfolio, in combination with its corresponding Acquiring Portfolio, may pursue substantially similar investment objectives and policies in the context of a larger fund which has demonstrated a greater capacity to attract significant, ongoing investor interest and which has shown strong current performance.

         In determining whether to approve the Reorganization and recommend its approval to shareholders, the Board (including the Disinterested Trustees (with the advice and assistance of independent legal counsel)), made an inquiry into a number of matters and considered the following factors, among others: (1) the compatibility of the investment objectives, policies and restrictions of each Transferor Portfolio and its Acquiring Portfolio; (2) the current and historical performance of each Transferor Portfolio and Acquiring Portfolio; (3) the advantages to each Transferor Portfolio of investing in larger asset pools with potentially greater diversification; (4) the possible benefits of a larger asset base to portfolio management of each Acquiring Portfolio; (5) expense ratios and available information regarding the fees and expenses of each Transferor Portfolio and its Acquiring Portfolio (historical and pro forma), as well as of similar funds; (6) the investment experience, expertise and resources of the respective subadvisers to the Transferor Portfolios and the Acquiring Portfolios; (7) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder or contractholder interests; (8) any direct and indirect costs to be incurred by each Transferor Portfolio and its corresponding Acquiring Portfolio as a result of the Reorganization; (8) the tax consequences of the Reorganization; and (9) possible alternatives to the Reorganization.

         In reaching the decision to recommend approval of the Reorganization, the Board concluded that the participation of each Transferor Portfolio and each corresponding Acquiring Portfolio in the Reorganization is in the best interests of each Transferor Portfolio and each corresponding Acquiring Portfolio, as well as the best interests of shareholders and the contractholders whose contract values are invested in shares of the Transferor Portfolios and the Acquiring Portfolios, and that the interests of existing shareholders and contractholders will not be diluted as a result of the Reorganization. Their conclusion was based on a number of factors, including the following:

         1. The investment objectives of the Acquiring Portfolios are substantially similar to those of their corresponding Transferor Portfolios and will afford shareholders of the Transferor Portfolios continuity of investment objectives and expectations.

         2. As indicated by their small asset sizes relative to the Acquiring Portfolios, the Transferor Portfolios have not been able to sustain significant, ongoing investor interest and have limited prospects for growth (this is particularly the case with respect to the Quantitative Equity Trust which began operations in 1987 but had as of the end of 2003 only approximately half the net assets of its corresponding Acquiring Portfolio, the U.S. Large Cap Trust, which began operations in 1999).

         3. For the Trust's fiscal year ended December 31, 2003, the Acquiring Portfolios significantly out-performed their corresponding Transferor Portfolios.

         4. The higher advisory fees and expense ratios of the Acquiring Portfolios than the Transferor Portfolios were viewed in light of the competitive level of the advisory fees and the prospects for growth associated with their subadviser's (CGTC's) reputation and capacity to attract new investors.

         5. The Reorganization will permit shareholders of each Transferor Portfolio to pursue their investment goals in the context of a larger fund immediately following consummation of the Reorganization. It is anticipated that the combined Transferor and Acquiring Portfolios should enhance the ability of portfolio managers to effect portfolio transactions on more favorable terms and give portfolio managers greater investment flexibility and the ability to select a larger number of portfolio securities, with the attendant benefits of increased diversification.

FEDERAL INCOME TAX CONSEQUENCES.

         As a condition to the consummation of the Reorganization, the Transferor Portfolios and the Acquiring Portfolios will have received an opinion from Jorden Burt LLP to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes: (1) the Reorganization will constitute a reorganization within the meaning of Section 368(a)(1) of the Code with respect to each Transferor Portfolio and its corresponding Acquiring Portfolio; (2) no gain or loss will be recognized by any of the Transferor Portfolios or the corresponding Acquiring Portfolios upon the transfer of all of the assets and liabilities, if any, of each Transferor Portfolio to its corresponding Acquiring Portfolio solely in exchange for all of their shares of the Transferor Portfolio; (3) no gain or loss will be recognized by shareholders of any of the Transferor Portfolios upon the exchange of such Portfolio's shares solely for shares of the corresponding Acquiring Portfolio; (4) the holding period and tax basis of the shares of each Acquiring Portfolio received by each holder of shares of the corresponding Transferor Portfolio pursuant to the Reorganization will be the same as the holding period and tax basis of the shares of the Transferor Portfolio held by the shareholder (provided the shares of the Transferor Portfolios were held as a capital asset on the date of the Reorganization) immediately prior to the Reorganization; and (5) the holding period and tax basis of the assets of each of the Transferor Portfolios acquired by its corresponding Acquiring Portfolio will be the same as the holding period and tax basis of those assets to each of the Transferor Portfolios immediately prior to the Reorganization.

CAPITALIZATION

         The following tables show the capitalization of each Transferor Portfolio and its corresponding Acquiring Portfolio as of December 31, 2003, and the pro forma combined capitalization of each Acquiring Portfolio as if the Reorganization had occurred as of that date.

                  QUANTITATIVE EQUITY AND U.S. LARGE CAP TRUSTS

                                                       NET ASSET
                                                         VALUE         SHARES
PORTFOLIO                                NET ASSETS    PER SHARE     OUTSTANDING
---------                              ------------    ---------     ----------
(1) Quantitative Equity Trust
      -- Series I Shares               $255,587,248     $15.20       16,812,231
      -- Series II Shares                19,159,889      15.15        1,265,030
      -- Series III Shares                      373      15.20               25

(2) U.S. Large Cap Trust
      -- Series I Shares               $413,803,389     $12.84       32,216,546
      -- Series II Shares               143,409,231      12.79       11,211,122
      -- Series III Shares                    1,199      12.84               94

(3) U.S. Large Cap Trust
     (pro-forma (1) and (2))*
      -- Series I Shares               $669,321,391     $12.84       52,122,095
      -- Series II Shares               162,552,626      12.79       12,708,960
      -- Series III Shares                    1,572      12.84              123

----------
* The pro-forma figures for net assets and net asset values per share reflect estimated expenses of the Reorganization with respect to the two Portfolios of $85,740.


                     BALANCED TRUST AND INCOME & VALUE TRUST

                                                       NET ASSET
                                                         VALUE         SHARES
PORTFOLIO                                NET ASSETS    PER SHARE     OUTSTANDING
---------                              ------------    ---------     ----------

(1) Balanced Trust
      -- Series I Shares               $137,713,432     $12.65       10,886,439
      -- Series II Shares                18,139,047      12.61        1,438,641

(2) Income & Value Trust
      -- Series I Shares               $521,948,858     $10.35       50,422,025
      -- Series II Shares                80,776,315      10.31        7,834,569

(3) Income & Value Trust
     (pro-forma (1) and (2))*
      -- Series I Shares               $659,593,295     $10.35       63,727,671
      -- Series II Shares                98,905,097      10.31        9,593,892

----------
* The pro-forma figures for net assets and net asset values per share reflect estimated expenses of the Reorganization with respect to the two Portfolios of $79,260.

                ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES
                         AND TECHNIQUES AND RISK FACTORS

ADDITIONAL INVESTMENT POLICIES

         Subject to certain restrictions, each of the Transferor Portfolios and Acquiring Portfolios may use the following investment strategies and purchase the following types of securities.

         LENDING OF PORTFOLIO SECURITIES. Each of the Portfolios may lend its securities so long as such loans do not represent more than 33 1/3% of the Portfolio's total assets. As collateral for the lent securities, the borrower gives the lending Portfolio collateral equal to at least 100% of the value of the lent securities. The collateral may consist of cash, cash equivalents or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The borrower must also agree to increase the collateral if the value of the lent securities increases. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.

         WHEN-ISSUED SECURITIES ("FORWARD COMMITMENTS"). In order to help ensure the availability of suitable securities, each of the Portfolios may purchase debt securities on a "when-issued" or on a "forward delivery" basis. These terms mean that the obligations will be delivered to the Portfolio at a future date, which may be a month or more after the date of commitment. While awaiting delivery of the obligations purchased on such bases, a Portfolio will establish a segregated account consisting of cash or high quality debt securities equal to the amount of the commitments to purchase when-issued or forward delivery securities. At the time delivery is made, the value of when-issued or forward delivery securities may be more or less than the transaction price, and the yields then available in the market may be higher than those obtained in the transaction.

         U.S. GOVERNMENT SECURITIES. Each of the Portfolios may invest in U.S. government securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency or instrumentality which depends entirely on its own resources to repay the debt.

         REPURCHASE AGREEMENTS. Each of the Portfolios may enter into repurchase agreements. Repurchase agreements involve the acquisition by a Portfolio of debt securities subject to an agreement to resell them at an agreed-upon price. The arrangement is in economic effect a loan collateralized by securities. The Portfolio's risk in a repurchase transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible delays and expense in liquidating the instrument. Securities subject to repurchase agreements will be valued every business day and additional collateral will be requested if necessary so that the value of the collateral is at least equal to the value of the repurchased obligation, including the interest accrued thereon.

         REVERSE REPURCHASE AGREEMENTS. Each of the Portfolios may enter into "reverse" repurchase agreements. Under a reverse repurchase agreement, a Portfolio may sell a debt security and agree to repurchase it at an agreed upon time and at an agreed upon price. The Portfolio will maintain in a segregated custodial account cash, Treasury bills or other U.S. Government Securities having an aggregate value equal to the amount of such commitment to repurchase including accrued interest, until payment is made. While a reverse repurchase agreement may be considered a form of leveraging and may, therefore, increase fluctuations in a Portfolio's net asset value per share, each Portfolio will cover the transaction as described above.

         FOREIGN REPURCHASE AGREEMENTS. Each of the Portfolios may enter into foreign repurchase agreements. Foreign repurchase agreements may be less well secured than U.S. repurchase agreements, and may be denominated in foreign currencies. They also may involve greater risk of loss if the counterparty defaults. Some counterparties in these transactions may be less creditworthy than those in U.S. markets.

         MORTGAGE DOLLAR ROLLS. Each of the Portfolios may enter into mortgage dollar rolls. Under a mortgage dollar roll, a Portfolio sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. At the time a Portfolio enters into a mortgage dollar roll, it will establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government Securities or other liquid assets equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings.

         A Portfolio may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. Dollar roll transactions involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of those securities. While a mortgage dollar roll may be considered a form of leveraging, and may, therefore, increase fluctuations in a Portfolio's net asset value per share, each Portfolio will cover the transaction as described above.

         WARRANTS. Each of the Portfolios may, subject to certain restrictions, purchase warrants, including warrants traded independently of the underlying securities. Warrants are rights to purchase securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. Warrants cease to have value if not exercised prior to the expiration date.

         ILLIQUID SECURITIES. Each of the Portfolios is precluded from investing in excess of 15% of its net assets in securities that are not readily marketable. Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, the Trust may be forced to sell them at a discount from the last offer price.

         INDEXED/STRUCTURED SECURITIES. Each of the Portfolios may invest in indexed/structured securities. These securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Index/structured securities may have return characteristics similar to direct investments in the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

         SHORT SALES. Each of the Portfolios may make short sales "against the box." In a short sale against the box, at the time of sale, the Portfolio owns or has the right to acquire the identical security, or one equivalent in kind or amount, at no additional cost. Until a Portfolio closes its short position or replaces a borrowed security, the Portfolio will (i) segregate with its custodian cash or other liquid assets at such a level that the amount segregated plus the amount deposited with the lender as collateral will equal the current market value of the security sold short or (ii) otherwise cover its short position.

         These investment strategies and securities are more fully described in the Statement of Additional Information, which is incorporated by reference into this Prospectus/Proxy Statement.

HEDGING AND OTHER STRATEGIC TRANSACTIONS

         Each of the Transferor Portfolios and the Acquiring Portfolios is authorized to use a variety of investment strategies. These strategies will be used primarily for hedging purposes, including hedging various market risks (such as interest rates, currency exchange rates and broad or specific market movements) and managing the effective maturity or duration of debt instruments held by the Portfolio. Hedging refers to protecting against possible changes in the market value of securities a portfolio already owns or plans to buy or protecting unrealized gains in the Portfolio. These strategies may also be used to gain exposure to a particular securities market. The hedging and other strategic transactions which may be used are described below:

         - exchange-listed and over-the-counter put and call options on securities, financial futures contracts and fixed income indices and other financial instruments,

         -        financial futures contracts (including stock index futures),

         - interest rate transactions (which may take the form of swaps, caps, floors and collars), and

         - currency transactions (which may take the form of currency forward contracts, currency futures contracts currency swaps and options on currencies or currency futures contracts.

         Collectively, these transactions are referred to in this Prospectus/Proxy Statement as "Hedging and Other Strategic Transactions." Hedging and Other Strategic Transactions may be used for the following purposes:

         - to attempt to protect against possible changes in the market value of securities held or to be purchased by a Portfolio resulting from securities markets or currency exchange rate fluctuations,

         - to protect a Portfolio's unrealized gains in the value of its securities,

         - to facilitate the sale of a Portfolio's securities for investment purposes,

         - to manage the effective maturity or duration of a Portfolio's securities,

         - to establish a position in the derivatives markets as a substitute for purchasing or selling securities in a particular market, or

         - to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

         The ability of a Portfolio to utilize Hedging and Other Strategic Transactions successfully will depend in part on its subadviser's ability to predict pertinent market movements, which cannot be assured. The skills required to successfully utilize Hedging and Other Strategic Transactions are different from those needed to select a portfolio's securities. While a subadviser will only use Hedging and Other Strategic Transactions in a Portfolio primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction is not successful it could result in a loss to the Portfolio. These transactions may also increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risks assumed. The potential loss from the use of futures can exceed a Portfolios initial investment in such contracts. In addition, these transactions could result in a loss to the Portfolio if the counterparty to the transaction does not perform as promised. A detailed discussion of various Hedging and Other Strategic Transactions, including applicable regulations of the Commodities Futures Trading Commission ("CFTC") and the requirement to segregate assets with respect to these transactions, appears in the Statement of Additional Information, which is incorporated by reference into this Prospectus/Proxy Statement.

RISKS OF INVESTING IN CERTAIN TYPES OF SECURITIES

         The risks of investing in certain types of securities in which the Transferor Portfolios and Acquiring Portfolios may invest are described below. Unless otherwise indicated below, each of the Transferor Portfolios and Acquiring Portfolios may invest in all the types of securities described. The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

         EQUITY SECURITIES. Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a Portfolio investing in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by a Portfolio could decline if the financial condition of the companies the Portfolio is invested in decline or if overall market and economic conditions deteriorate.

         FIXED INCOME SECURITIES. Fixed income securities are generally subject to two principal types of risks: (a) interest rate risk and (b) credit quality risk.

         Interest Rate Risk. Fixed income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed income securities generally can be expected to decline.

         Credit Quality Risk. Fixed income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed income security deteriorates after a Portfolio has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the Portfolio's investments. Portfolios that may invest in lower rated fixed income securities are riskier than Portfolios that may invest in higher rated fixed income securities. Additional information on the risks of investing in investment grade fixed income securities in the lowest rating category and lower rated fixed income securities is set forth below.

         INVESTMENT GRADE FIXED INCOME SECURITIES IN THE LOWEST RATING CATEGORY. Investment grade fixed income securities in the lowest rating category (rated "Baa" by Moody's or "BBB" by Standard & Poor's and comparable unrated securities) involve a higher degree of risk than fixed income securities in the higher rating categories. While such securities are considered investment grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

         LOWER RATED FIXED INCOME SECURITIES. Lower rated fixed income securities (commonly known as "junk bonds") are defined as securities rated below investment grade (rated "Ba" and below by Moody's and "BB" and below by Standard & Poor's). The principal risks of investing in these securities are as follows:

         General Risks

         Risk to Principal and Income. Investing in lower rated fixed income securities is considered speculative. While these securities generally provide greater income potential than investments in higher rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

         Price Volatility. The price of lower rated fixed income securities may be more volatile than securities in the higher rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher rated fixed income securities by the market's perception of their credit quality especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater affect on highly leveraged issuers of these securities.

         Liquidity. The market for lower rated fixed income securities may have more limited trading than the market for investment grade fixed income securities. Therefore, it may be more difficult to sell these securities and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

         Dependence on Subadviser's Own Credit Analysis. While a subadviser to a Portfolio may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower rated fixed income securities is more dependent on the subadviser's evaluation than the assessment of the credit risk of higher rated securities.

         Additional Risks Regarding Lower Rated Corporate Fixed Income
Securities

         Lower rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated corporate fixed income securities. Issuers of lower rated corporate debt securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

         Additional Risks Regarding Lower Rated Foreign Government Fixed Income Securities

         Lower rated foreign government fixed income securities are subject to the risks of investing in emerging market countries described below under "Foreign Securities." In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging market countries may experience high inflation, interest rates and unemployment as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

         SMALL AND MEDIUM SIZE COMPANIES.

         Small or Unseasoned Companies

         Survival of Small or Unseasoned Companies. Companies that are small or unseasoned (less than 3 years of operating history) are more likely than larger or established companies to fail or not to accomplish their goals. As a result, the value of their securities could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products, may have limited financial resources and a small management group.

         Changes in Earnings and Business Prospects. Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger or established companies, resulting in more volatility in the price of their securities.

         Liquidity. The securities of small or unseasoned companies may have limited marketability. This factor could cause the value of a Portfolio's investments to decrease if it needs to sell such securities when there are few interested buyers.

         Impact of Buying or Selling Shares. Small or unseasoned companies usually have fewer outstanding shares than larger or established companies. Therefore, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security.

         Publicly Available Information. There may be less publicly available information about small or unseasoned companies. Therefore, when making a decision to purchase a security for a Portfolio, a subadviser may not be aware of problems associated with the company issuing the security.

     Medium Size Companies

         Investments in the securities of medium sized companies present risks similar to those associated with small or unseasoned companies although to a lesser degree due to the larger size of the companies.

         FOREIGN SECURITIES. The principal risks of investing in foreign securities are set forth below. As noted below, many of these risks are greater in the case of investments in emerging market countries.

         Currency Fluctuations. Investments in foreign securities may cause a Portfolio to lose money when converting investments from foreign currencies into U.S. dollars. A Portfolio may attempt to lock in an exchange rate by purchasing a foreign currency exchange contract prior to the settlement of an investment in a foreign security. However, it may not always be successful in doing so and the Portfolio could still lose money.

         Political and Economic Conditions. Investments in foreign securities subject a Portfolio to the political or economic conditions of the foreign country. These conditions could cause portfolio investments to lose value if these conditions deteriorate for any reason. This risk increases in the case of emerging market countries which are more likely to be politically unstable. Political instability could cause the value of any investment in the securities of an issuer based in a foreign country to decrease or could prevent or delay the Portfolio from selling its investment and taking the money out of the country.

         Removal of Proceeds of Investments from a Foreign Country. Foreign countries, especially emerging market countries, often have currency controls or restrictions which may prevent or delay a Portfolio from taking money out of the country or may impose additional taxes on money removed from the country. Therefore, a Portfolio could lose money if it is not permitted to remove capital from the country or if there is a delay in taking the assets out of the country, since the value of the assets could decline during this period or the exchange rate to convert the assets into U.S. dollars could worsen.

         Nationalization of Assets. Investments in foreign securities subject a Portfolio to the risk that the company issuing the security may be nationalized. If the company is nationalized, the value of the company's securities could decrease in value or even become worthless.

         Settlement of Sales. Foreign countries, especially emerging market countries, may also have problems associated with settlement of sales. Such problems could cause the Portfolio to suffer a loss if a security to be sold declines in value while settlement of the sale is delayed.

         Investor Protection Standards. Foreign countries, especially emerging market countries, may have less stringent investor protection and disclosure standards than the U.S. Therefore, when making a decision to purchase a security for a Portfolio, a subadviser may not be aware of problems associated with the company issuing the security and may not enjoy the same legal rights as those provided in the U.S.

         INVESTMENT COMPANY SECURITIES. The total return on investments in other investment companies will be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Investments in closed end funds may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

         EXCHANGE TRADED FUNDS (ETFS). These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A Portfolio could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.

         STRIPPED SECURITIES. Stripped securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

         MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

         Mortgage-Backed Securities. Mortgage-backed securities represent participating interests in pools of residential mortgage loans which are guaranteed by the U.S. Government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by the Portfolio and not the purchase of shares of the Portfolio.

         Mortgage-backed securities are issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities which provide for the periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or on specified dates. Mortgage-backed securities provide periodic payments which are, in effect, a "pass-through" of the interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates raise or fall.

         When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the portfolio's mortgage-backed securities will result in an unforeseen loss of interest income to the portfolio as the portfolio may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgaged-backed securities do not increase as much as other fixed income securities when interest rates fall.

         When interest rates rise, homeowners are less likely to prepay their mortgages loans. A decreased rate of prepayments lengthen the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

         The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. Principal prepayments may result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to accurately predict the average life of a particular pool. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Portfolio to differ from the yield calculated on the basis of the average life of the pool. In addition, if the Portfolio purchases mortgage-backed securities at a premium, the premium may be lost in the event of early prepayment which may result in a loss to the Portfolio.

         Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments are likely to decline. Monthly interest payments received by the Portfolio have a compounding effect which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of these pass-through type of securities may not increase as much due to their prepayment feature.

         Collateralized Mortgage Obligations. The Portfolios may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the Portfolio may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

         Asset-Backed Securities. Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market's perception of the servicer of the pool, and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to mortgage-backed securities.

         Additional risks of investing in the types of securities mentioned above are described in the Statement of Additional Information, which is incorporated by reference into this Prospectus/Proxy Statement.


                     ADDITIONAL INFORMATION ABOUT THE TRUST

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

         The following discussion sets forth information regarding the performance of each Transferor Portfolio and Acquiring Portfolio for the period ended December 31, 2003. There are several ways to evaluate a Portfolio's historical performance. One can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. WITH RESPECT TO ALL PERFORMANCE INFORMATION PRESENTED, IT IS IMPORTANT TO UNDERSTAND THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. RETURN AND PRINCIPAL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

         PERFORMANCE TABLES. The following performance tables for each Transferor Portfolio and Acquiring Portfolio show two types of total return information: CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS. A CUMULATIVE TOTAL RETURN is an expression of a Portfolio's total change in share value in percentage terms over a set period of time -- one, five and ten years (or since the Portfolio's inception if less than the applicable period). An AVERAGE ANNUAL TOTAL RETURN takes the Portfolio's cumulative total return for a time period greater than one year and shows what would have happened if the Portfolio had performed at a constant rate each year. THE TABLES SHOW ALL CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS, NET OF FEES AND EXPENSES OF THE TRUST, BUT DO NOT REFLECT THE INSURANCE (SEPARATE ACCOUNT) EXPENSES (INCLUDING A POSSIBLE CONTINGENT DEFERRED SALES CHARGE) OF THE VARIABLE ANNUITY AND VARIABLE LIFE PRODUCTS THAT INVEST IN THE TRUST. IF THESE WERE INCLUDED, PERFORMANCE WOULD BE LOWER.

         GRAPH -- CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES. The following performance graph for each Transferor Portfolio and Acquiring Portfolio shows the change in value of a $10,000 investment over the life of each Portfolio. Each Portfolio's performance is compared with the performance of one or more broad-based securities indices as a "benchmark." All performance information includes the reinvestment of dividends and capital gain distributions, as well as the deduction of ongoing management fees and Portfolio operating expenses. The benchmarks used for comparison are unmanaged and include reinvestment of dividends and capital gains distributions, if any, but do not reflect any fees or expenses. Portfolios that invest in multiple asset classes are compared with a customized benchmark. This benchmark is comprised of a set percentage allocation from each of the asset classes in which the Portfolio invests.

         PORTFOLIO MANAGER'S COMMENTARY. Following the performance table and graph for each Transferor Portfolio and Acquiring Portfolio is a commentary by each portfolio manager regarding each Portfolio's performance during the period ended December 31, 2003. The views expressed are those of the portfolio managers as of that date and are subject to change based on market and other conditions. Information about a Portfolio's holdings, asset allocation or country diversification is historical and is no indication of future portfolio composition, which will vary.

         "Standard & Poor's" and "S&P 500" are trademarks of The McGraw-Hill Companies, Inc. "Russell 1000" is a trademark of Frank Russell Company. "Wilshire 5000" is a trademark of Wilshire Associates. "Salomon Brothers Broad Investment Grade Bond Index" is a trademark of Salomon Brothers Inc. "MSCI" and "EAFE" are trademarks of Morgan Stanley & Co. Incorporated. "Merrill Lynch High Yield Index" is a trademark of Merrill Lynch & Co., Inc. "Lehman Bothers Aggregate Bond Index" and "Lehman Brothers IT Government/Credit Bond Index" are trademarks of Lehman Brothers Inc.

         The following information regarding each Transferor Portfolio and Acquiring Portfolio was included in the Trust's Annual Report dated December 31, 2003.

                           QUANTITATIVE EQUITY TRUST

INVESTMENT OBJECTIVE &   To achieve intermediate and long-term growth through capital
  POLICIES:              appreciation and current income by investing at least 80% of its net assets in common stocks or in securities convertible into common stock or carrying rights or warrants to purchase common stocks or to participate in earnings.
SUBADVISER:              MFC Global Investment Management (U.S.A.) Limited
PORTFOLIO MANAGERS:      Rhonda Chang, Chris Hensen, Brett Hryb & Mark Schmeer
INCEPTION DATE:          April 30, 1987

         CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

[QUANTITIVE EQUITY TRUST PERFORMANCE GRAPH]

                                                            QUANTITATIVE EQUITY TRUST SERIES I            S&P 500 INDEX
                                                            ----------------------------------            -------------
Dec.1993                                                                 10000.00                            10000.00
                                                                         10410.00                            10335.00
                                                                         10113.00                            10056.00
                                                                          9504.00                             9619.00
                                                                          9625.00                             9744.00
                                                                          9655.00                             9902.00
                                                                          9340.00                             9658.00
                                                                          9732.00                             9977.00
                                                                         10124.00                            10384.00
                                                                          9948.00                            10133.00
                                                                         10033.00                            10365.00
                                                                          9594.00                             9985.00
Dec.1994                                                                  9579.00                            10131.00
                                                                          9635.00                            10394.00
                                                                          9967.00                            10797.00
                                                                         10160.00                            11117.00
                                                                         10167.00                            11441.00
                                                                         10409.00                            11892.00
                                                                         10693.00                            12172.00
                                                                         11067.00                            12577.00
                                                                         11070.00                            12611.00
                                                                         11624.00                            13140.00
                                                                         11559.00                            13094.00
                                                                         12104.00                            13670.00
Dec.1995                                                                 12379.00                            13923.00
                                                                         12687.00                            14402.00
                                                                         12898.00                            14540.00
                                                                         12914.00                            14679.00
                                                                         13177.00                            14895.00
                                                                         13463.00                            15279.00
                                                                         13426.00                            15342.00
                                                                         12696.00                            14659.00
                                                                         13124.00                            14970.00
                                                                         13807.00                            15811.00
                                                                         14239.00                            16245.00
                                                                         14992.00                            17478.00
Dec.1996                                                                 14598.00                            17135.00
                                                                         15432.00                            18199.00
                                                                         15517.00                            18347.00
                                                                         14910.00                            17583.00
                                                                         15643.00                            18633.00
                                                                         16528.00                            19777.00
                                                                         17244.00                            20659.00
                                                                         18785.00                            22300.00
                                                                         18019.00                            21060.00
                                                                         19038.00                            22213.00
                                                                         18162.00                            21471.00
                                                                         18583.00                            22465.00
Dec.1997                                                                 18954.00                            22852.00
                                                                         18945.00                            23105.00
                                                                         20327.00                            24772.00
                                                                         21363.00                            26040.00
                                                                         21507.00                            26302.00
                                                                         20985.00                            25850.00
                                                                         21735.00                            26900.00
                                                                         21241.00                            26614.00
                                                                         18089.00                            22766.00
                                                                         19190.00                            24224.00
                                                                         20691.00                            26195.00
                                                                         21944.00                            27782.00
Dec.1998                                                                 23948.00                            29383.00
                                                                         25125.00                            30612.00
                                                                         24309.00                            29661.00
                                                                         25533.00                            30847.00
                                                                         25741.00                            32042.00
                                                                         25055.00                            31286.00
                                                                         26594.00                            33022.00
                                                                         26085.00                            31991.00
                                                                         25731.00                            31833.00
                                                                         25065.00                            30960.00
                                                                         26501.00                            32919.00
                                                                         27125.00                            33589.00
Dec.1999                                                                 29288.00                            35567.00
                                                                         28643.00                            33780.00
                                                                         29413.00                            33141.00
                                                                         32585.00                            36383.00
                                                                         31466.00                            35288.00
                                                                         30493.00                            34564.00
                                                                         32272.00                            35416.00
                                                                         31952.00                            34862.00
                                                                         34845.00                            37028.00
                                                                         33908.00                            35073.00
                                                                         33446.00                            34925.00
                                                                         30126.00                            32171.00
Dec.2000                                                                 31134.00                            32328.00
                                                                         31750.00                            33475.00
                                                                         28324.00                            30423.00
                                                                         26166.00                            28496.00
                                                                         28772.00                            30710.00
                                                                         28437.00                            30916.00
                                                                         27099.00                            30163.00
                                                                         26373.00                            29867.00
                                                                         24184.00                            27997.00
                                                                         21534.00                            25736.00
                                                                         22398.00                            26227.00
                                                                         23765.00                            28239.00
Dec.2001                                                                 23988.00                            28486.00
                                                                         23235.00                            28071.00
                                                                         22426.00                            27529.00
                                                                         23472.00                            28565.00
                                                                         21533.00                            26833.00
                                                                         21155.00                            26635.00
                                                                         19338.00                            24738.00
                                                                         17940.00                            22809.00
                                                                         18079.00                            22959.00
                                                                         15898.00                            20464.00
                                                                         17380.00                            22265.00
                                                                         18261.00                            23576.00
Dec.2002                                                                 17324.00                            22190.00
                                                                         16821.00                            21608.00
                                                                         16443.00                            21284.00
                                                                         16457.00                            21491.00
                                                                         17574.00                            23261.00
                                                                         18574.00                            24487.00
                                                                         18855.00                            24801.00
                                                                         19010.00                            25237.00
                                                                         19320.00                            25729.00
                                                                         19207.00                            25457.00
                                                                         19911.00                            26897.00
                                                                         20235.00                            27134.00
Dec.2003                                                                 21404.00                            28557.00

                              PERFORMANCE TABLE**

                                                                                               Cumulative Total Return
                                                    Average Annual Total Return                                   Since
Periods Ended December 31, 2003                     1 Year    5 Year    10 Year             5 Year    10 Year   Inception
S&P 500 Index*                                      28.70%    -0.57%     11.06%              -2.81%   185.57%
Quantitative Equity Trust Series I                  23.55%    -2.22%      7.91%             -10.62%   114.04%
Quantitative Equity Trust Series II+++              23.40%                                                        -9.10%
Quantitative Equity Trust Series III***                                                                            8.88%

+++ Series II inception date: January 28, 2002
  * All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.
 ** Performance does not reflect any insurance related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
*** Series III inception date: September 5, 2003

                         PORTFOLIO MANAGER'S COMMENTARY

PERFORMANCE: For the year 2003, the Quantitative Equity Trust Series I returned +23.55%, underperforming the +28.70% return of the S&P 500 Index and the +26.72% return of the Morningstar Large Blend Peer Group.

ENVIRONMENT: Economic data improved steadily throughout the year. Figures for 2003 economic growth showed steady improvement from 1.4% in the first quarter, 3.3% in the second quarter and more than 8% for the third quarter. Employment data also showed an improving trend during the third and fourth quarters.

The Technology sector was strong, with returns up by more than 46% for the year. Other sectors that performed well included Materials and Consumer Discretionary. Sectors that performed poorly for the year were Telecommunications Utilities, Consumer Staples and Health Care. Performance for the year was strong in absolute terms but lagged that of the S&P 500 Index. The Trust's average cash position of about 3% hurt performance. The large cap bias of the portfolio also had a negative impact due to the exceptional performance of the smallest, most expensive stocks within the benchmark. Sectors that detracted from performance during 2003 included Capital Goods and Consumer Staples. The Trust was overweight the Consumer Staples sector for most of the year and this sector underperformed the broader S&P 500 index. In Capital Goods the large defense names all underperformed the market and the Trust had positions in several of these names. Stock selection in Health Care strongly added to performance. Large Cap pharmaceutical stocks were down meaningfully in 2003 and the fund benefit from its under weight to this group.

OUTLOOK: We are bullish on the U.S. markets in 2004 given our forecasts for economic growth and inflation (4% and 2%, respectively). Our expectation for positive returns in 2004 is tempered by potential risks, the biggest being the future direction of interest rates. Given the growth we have seen in the U.S. economy, it is possible the Federal Reserve will take action on interest rates as early as May.

           U.S. LARGE CAP TRUST (FORMERLY U.S. LARGE CAP VALUE TRUST)

INVESTMENT OBJECTIVE &   To achieve long-term growth of capital and income by
  POLICIES:              investing at least 80% of the portfolio's net assets in
                         equity and equity-related securities of companies with
                         market capitalization greater than $500 million at the time of purchase.
SUBADVISER:              Capital Guardian Trust Company
PORTFOLIO MANAGERS:      Terry Berkemeier, Michael R. Ericksen, David I. Fisher,
                         Karen A. Miller, Theodore R. Samuels, Eugene P. Stein and
                         Alan J. Wilson
INCEPTION DATE:          May 1, 1999

         CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

[U.S. LARGE CAP TRUST PERFORMANCE GRAPH]

                                                                       S&P 500 INDEX               US LARGE CAP TRUST SERIES I
                                                                       -------------               ---------------------------
                                                                          10000.00                           10000.00
                                                                           9764.00                            9744.00
                                                                          10306.00                           10168.00
                                                                           9984.00                           10040.00
                                                                           9935.00                            9808.00
                                                                           9662.00                            9416.00
                                                                          10274.00                            9744.00
                                                                          10483.00                            9808.00
Dec.1999                                                                  11100.00                           10272.00
                                                                          10542.00                            9800.00
                                                                          10343.00                            9696.00
                                                                          11355.00                           10656.00
                                                                          11013.00                           10606.00
                                                                          10787.00                           10590.00
                                                                          11053.00                           10566.00
                                                                          10880.00                           10509.00
                                                                          11556.00                           11042.00
                                                                          10946.00                           10711.00
                                                                          10900.00                           10687.00
                                                                          10040.00                            9977.00
Dec.2000                                                                  10089.00                           10558.00
                                                                          10447.00                           11058.00
                                                                           9495.00                           10219.00
                                                                           8893.00                            9808.00
                                                                           9584.00                           10689.00
                                                                           9649.00                           10869.00
                                                                           9414.00                           10591.00
                                                                           9321.00                           10509.00
                                                                           8738.00                            9930.00
                                                                           8032.00                            8780.00
                                                                           8185.00                            9179.00
                                                                           8813.00                           10028.00
Dec.2001                                                                   8890.00                           10289.00
                                                                           8761.00                           10053.00
                                                                           8592.00                            9718.00
                                                                           8915.00                           10330.00
                                                                           8374.00                            9678.00
                                                                           8313.00                            9514.00
                                                                           7720.00                            8524.00
                                                                           7119.00                            7690.00
                                                                           7165.00                            7592.00
                                                                           6387.00                            6806.00
                                                                           6949.00                            7551.00
                                                                           7358.00                            8303.00
Dec.2002                                                                   6925.00                            7698.00
                                                                           6744.00                            7534.00
                                                                           6643.00                            7510.00
                                                                           6707.00                            7608.00
                                                                           7260.00                            8316.00
                                                                           7642.00                            8891.00
                                                                           7740.00                            9031.00
                                                                           7876.00                            9285.00
                                                                           8030.00                            9507.00
                                                                           7945.00                            9327.00
                                                                           8394.00                            9935.00
                                                                           8468.00                           10074.00
Dec. 2003                                                                  8912.00                           10551.00

                              PERFORMANCE TABLE**

                                                             Average Annual Total Return            Cumulative Total Return
                                                                                Since                        Since
Periods Ended December 31, 2003                              1 Year           Inception                    Inception
S&P 500 Index*                                               28.70%             -2.44%                     -10.88%
U.S. Large Cap Trust Series I                                37.06%              1.16%                       5.51%
U.S. Large Cap Trust Series II+++                            36.68%              2.26%                       4.41%
U.S. Large Cap Trust Series III***                                                                           9.56%

+++ Series II inception date: January 28, 2002
  * All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.
 ** Performance does not reflect any insurance related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.
*** Series III inception date: September 5, 2003

                         PORTFOLIO MANAGER'S COMMENTARY

PERFORMANCE: For the year 2003, the U.S. Large Cap Trust Series I returned 37.06%, outperforming the 28.70% return of the S&P 500 Index.

ENVIRONMENT: The U.S. equity market closed 2003 very strongly, with all sectors in the portfolio returning double-digits for the year. The largest contributor to relative returns for the year was an overweight and strong stock selection in Technology -- specifically semiconductor equipment manufacturers and other companies focusing on high-value-added equipment or components within the technology chain. Stock selection within the pharmaceuticals industry also helped as our concentration in companies with solid drug pipelines outperformed the Index for the year. The portfolio's underweight to Consumer Staples was also helpful as Foods and other less economically sensitive stocks underperformed the broad market. On the negative side, stock selection among Integrated Oils and Financial stocks hindered results.

OUTLOOK: The best results in 2003 came from depressed industries such as Technology and from stocks of low-quality companies whose prospects dramatically improved as their balance sheets recovered. Many of these stocks now look fully valued. Our research is currently identifying attractive investments in a broader range of sectors, often in defensive industries that trailed the market for most of 2003.

                                 BALANCED TRUST

INVESTMENT OBJECTIVE &   To achieve current income and capital appreciation by
  POLICIES:              investing in a balanced portfolio of common stocks, U.S. and foreign government obligations and a variety of corporate
                         fixed income securities.
SUBADVISER:              MFC Global Investment Management (U.S.A.) Limited
PORTFOLIO MANAGERS:      Rhonda Chang, Chris Hensen, Brett Hryb, John McIntyre, Mark
                         Schmeer, Gary Stewart
INCEPTION DATE:          January 1, 1997++++

         CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

[BALANCED TRUST PERFORMANCE GRAPH]

                                                                                             LEHMAN BROTHERS
                                                                         LEHMAN BROTHERS           IT
                                 BALANCED TRUST                          AGGREGATE BOND     GOVERNMENT/CREDIT
                                    SERIES I          S&P 500 INDEX           INDEX            BOND INDEX        COMBINED INDEX
                                 --------------       -------------      ---------------    -----------------    --------------
Dec. 1996                             10000               10000               10000               10000               10000
                                      10374               10625               10031               10039               10326
                                      10362               10708               10056               10058               10381
                                      10196               10268                9944                9989               10107
                                      10515               10881               10094               10107               10485
                                      10901               11543               10190               10190               10856
Jun. 1997                             11239               12081               10311               10283               11163
                                      11570               13021               10589               10492               11757
                                      11208               12291               10499               10439               11380
                                      11655               12965               10655               10561               11776
                                      11563               12532               10809               10678               11665
                                      11704               13112               10859               10701               11962
Dec. 1997                             11852               13338               10968               10787               12125
                                      12170               13486               11109               10928               12270
                                      12532               14459               11100               10919               12707
                                      12777               15199               11138               10954               13054
                                      12891               15352               11196               11009               13154
                                      12821               15088               11302               11090               13103
Jun. 1998                             12982               15701               11398               11160               13425
                                      12710               15534               11422               11200               13368
                                      12019               13288               11608               11375               12510
                                      12654               14139               11880               11661               13057
                                      13066               15289               11817               11649               13554
                                      13345               16216               11884               11648               14003
Dec. 1998                             13458               17150               11920               11695               14428
                                      13298               17867               12004               11759               14781
                                      12972               17311               11794               11586               14422
                                      13159               18004               11859               11673               14750
                                      13427               18700               11897               11709               15059
                                      13383               18259               11792               11619               14815
Jun. 1999                             13598               19272               11755               11627               15202
                                      13331               18671               11705               11617               14933
                                      13360               18578               11700               11626               14892
                                      13093               18069               11835               11734               14775
                                      13293               19213               11879               11765               15269
                                      13137               19603               11878               11779               15424
Dec. 1999                             13235               20757               11821               11740               15841
                                      12842               19715               11782               11696               15340
                                      13392               19342               11924               11792               15216
                                      14053               21234               12082               11915               16173
                                      13142               20595               12047               11888               15866
                                      12707               20173               12041               11907               15681
Jun. 2000                             13352               20669               12291               12116               16023
                                      13236               20347               12403               12208               15921
                                      14206               21610               12583               12352               16590
                                      13515               20469               12662               12465               16125
                                      13111               20383               12746               12522               16114
                                      11923               18777               12955               12692               15439
Dec. 2000                             12000               18867               13196               12926               15598
                                      12497               19537               13411               13138               16032
                                      11636               17755               13527               13263               15216
                                      10991               16631               13595               13365               14685
                                      11666               17923               13538               13330               15354
                                      11610               18043               13619               13405               15452
Jun. 2001                             11324               17605               13671               13454               15293
                                      11237               17432               13977               13734               15389
                                      10729               16341               14138               13872               14996
                                      10071               15021               14302               14074               14477
                                      10412               15308               14601               14308               14767
                                      10753               16482               14399               14165               15231
Dec. 2001                             10777               16624               14307               14087               15249
                                      10619               16382               14423               14160               15199
                                      10444               16066               14563               14272               15127
                                      10674               16670               14321               14055               15286
                                      10229               15660               14599               14287               14970
                                      10132               15544               14723               14430               14979
Jun. 2002                              9612               14437               14851               14554               14511
                                       9198               13311               15031               14725               14033
                                       9328               13399               15285               14945               14197
                                       8686               11943               15533               15212               13541
                                       9149               12994               15461               15153               14106
                                       9450               13759               15457               15139               14519
Dec. 2002                              9231               12950               15776               15469               14242
                                       9085               12611               15790               15468               14061
                                       9011               12422               16008               15686               14053
                                       9019               12542               15995               15702               14116
                                       9391               13576               16128               15821               14757
                                       9750               14291               16428               16139               15282
Jun. 2003                              9816               14474               16395               16128               15365
                                       9732               14729               15844               15689               15242
                                       9840               15016               15949               15727               15440
                                       9891               14857               16372               16125               15562
                                      10066               15698               16219               15973               15931
                                      10174               15836               16258               15995               16020
Dec. 2003                             10549               16666               16425               16135               16523

                              PERFORMANCE TABLE**

                                                        Average Annual Total Return                   Cumulative Total Return
                                                                     Since       Since++++                           Since
Periods Ended December 31, 2003                 1 Year    5 Year   Inception   Apr 30, 2001            5 Year      Inception
S&P 500 Index*                                   28.70%   -0.57%     7.57%        -2.69%               -2.81%        66.66%
Lehman Brothers Aggregate Bond Index*+            4.11%    6.62%     7.35%         7.52%               37.79%        64.25%
Lehman Brothers IT Government/Credit Bond
  Index*                                          4.30%    6.65%     7.07%         7.42%               37.97%        61.35%
Combined Index*++                                16.01%    2.75%     7.44%         2.79%               14.52%        65.23%
Balanced Trust Series I                          14.30%   -4.75%     0.77%        -3.70%              -21.61%         5.49%
Balanced Trust Series II+++                      14.18%             -0.75%                                           -1.44%

  + The Lehman Brothers Aggregate Bond Index was added to more accurately reflect the investment objective of the Balanced Trust.
  ++ The Combined Index represents 50% of the return of the S&P 500 Index and
     50% of the return of the Lehman Brothers Aggregate Bond Index through December 31, 1999, and 60% of the return of the S&P 500 Index and 40% of the return of the Lehman Brothers Intermediate Term Government/Credit Bond Index from January 1, 2000 through April 30, 2001. As of May 2001, the index represents 50% of the return of the S&P 500 Index and 50% of the return of the Lehman Brothers Aggregate Bond Index. The Combined Index was prepared using Ibbotson Associates Software and Data.
 ++++ Current subadvisor assignment became effective April 30, 2001.
+++ Series II inception date: January 28, 2002
  * All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.
 ** Performance does not reflect any insurance related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

                         PORTFOLIO MANAGER'S COMMENTARY

PERFORMANCE: For the year 2003, the Balanced Trust Series I returned +14.30%, underperforming the +16.01% return of the Combined Index.

ENVIRONMENT: Long-term interest rates increased by about 30 basis points in 2003. The bond market was extremely volatile for most of the year, with major swings occurring between March and September. Geopolitical risk dominated market activity early in the year with the onset of the war in Iraq. This overshadowed economic data that showed a weakening economy.

Deflationary fears on the part of the Federal Reserve contributed to a major bond market rally in the second quarter, only to be reversed when these fears became less of a concern. Economic growth began to pick up steam in the latter part of the year, with third quarter U.S. gross domestic product (GDP) growth increasing by a surprising 8.2%. Job data, which had been depressed for the past few years, began to show strength, with gains over the last four months of the year.

OUTLOOK: We are bullish on the U.S. equity markets in 2004 given our forecasts for economic growth and inflation (4% and 2% respectively). Our expectation for positive returns in 2004 is tempered by potential risks, the biggest being the future direction of interest rates.

The Federal Reserve has stated that it will keep interest rates low for the foreseeable future, which should limit any dramatic increase in rates over the near term. However, the outlook is for interest rates to move higher in 2004 as the economy continues to achieve stronger growth. As the excess capacity in the U.S. economy is reduced, there will be pressure on the Fed to shift away from its accommodative policy and precipitate a move to higher rates and a flatter yield curve.

                              INCOME & VALUE TRUST

INVESTMENT OBJECTIVE     To achieve both the conservation of principal and long-term
  & POLICIES:            growth of capital and income by investing in both equity and fixed income securities.
SUBADVISER:              Capital Guardian Trust Company
PORTFOLIO MANAGERS:      Terry Berkemeier, Christine Cronin, Michael R. Ericksen,
                         David I. Fisher, Michael D. Locke, Karen A. Miller, James R.
                         Mulally, Theodore R. Samuels, Eugene P. Stein and Alan J.
                         Wilson
INCEPTION DATE:          August 3, 1989++

         CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

[INCOME & VALUE TRUST PERFORMANCE GRAPH]

                                                                                             60% S&P 500/40%
                                                                         CITIGROUP BROAD     CITIGROUP BROAD
                                 INCOME & VALUE                         INVESTMENT GRADE    INVESTMENT GRADE
                                 TRUST SERIES I       S&P 500 INDEX        BOND INDEX          BOND INDEX*       COMBINED INDEX
                                 --------------       -------------     ----------------    ----------------     --------------
Dec. 1993                           10000.00            10000.00            10000.00            10000.00            10000.00
                                    10255.00            10335.00            10135.00            10255.00            10260.00
                                    10043.00            10056.00             9967.00            10021.00            10108.00
                                     9719.00             9619.00             9720.00             9660.00             9795.00
                                     9749.00             9744.00             9647.00             9707.00             9829.00
                                     9822.00             9902.00             9646.00             9801.00             9857.00
                                     9675.00             9658.00             9625.00             9647.00             9783.00
                                     9921.00             9977.00             9808.00             9912.00             9972.00
                                    10067.00            10384.00             9819.00            10159.00            10153.00
                                     9876.00            10133.00             9678.00             9954.00            10002.00
                                     9976.00            10365.00             9668.00            10086.00            10091.00
                                     9767.00             9985.00             9642.00             9853.00             9911.00
Dec. 1994                            9840.00            10131.00             9715.00             9970.00            10000.00
                                     9876.00            10394.00             9916.00            10208.00            10126.00
                                    10077.00            10797.00            10148.00            10541.00            10379.00
                                    10278.00            11117.00            10207.00            10753.00            10575.00
                                    10494.00            11441.00            10347.00            10999.00            10785.00
                                    10772.00            11892.00            10758.00            11434.00            11088.00
                                    10916.00            12172.00            10833.00            11628.00            11227.00
                                    11146.00            12577.00            10812.00            11851.00            11453.00
                                    11213.00            12611.00            10936.00            11924.00            11512.00
                                    11405.00            13140.00            11039.00            12269.00            11737.00
                                    11385.00            13094.00            11187.00            12309.00            11741.00
                                    11654.00            13670.00            11361.00            12711.00            12020.00
Dec. 1995                           11874.00            13923.00            11518.00            12922.00            12221.00
                                    12065.00            14402.00            11596.00            13224.00            12386.00
                                    12046.00            14540.00            11399.00            13211.00            12382.00
                                    12056.00            14679.00            11317.00            13249.00            12420.00
                                    12096.00            14895.00            11233.00            13327.00            12534.00
                                    12179.00            15279.00            11226.00            13531.00            12624.00
                                    12252.00            15342.00            11371.00            13634.00            12675.00
                                    12054.00            14659.00            11402.00            13285.00            12440.00
                                    12158.00            14970.00            11386.00            13446.00            12581.00
                                    12535.00            15811.00            11584.00            13993.00            12947.00
                                    12745.00            16245.00            11845.00            14348.00            13122.00
                                    13173.00            17478.00            12040.00            15096.00            13572.00
Dec. 1996                           13058.00            17135.00            11934.00            14865.00            13469.00
                                    13267.00            18199.00            11981.00            15442.00            13687.00
                                    13299.00            18347.00            11994.00            15524.00            13743.00
                                    13028.00            17583.00            11873.00            15073.00            13482.00
                                    13356.00            18633.00            12043.00            15699.00            13780.00
                                    13882.00            19777.00            12156.00            16336.00            14267.00
                                    14268.00            20659.00            12301.00            16851.00            14650.00
                                    14899.00            22300.00            12634.00            17837.00            15233.00
                                    14467.00            21060.00            12525.00            17180.00            14887.00
                                    15063.00            22214.00            12709.00            17845.00            15371.00
                                    14795.00            21472.00            12892.00            17590.00            15188.00
                                    15029.00            22466.00            12953.00            18112.00            15379.00
Dec. 1997                           15134.00            22852.00            13085.00            18373.00            15565.00
                                    15321.00            23106.00            13254.00            18590.00            15769.00
                                    15976.00            24772.00            13245.00            19389.00            16250.00
                                    16466.00            26040.00            13296.00            20016.00            16606.00
                                    16609.00            26303.00            13365.00            20178.00            16731.00
                                    16478.00            25851.00            13494.00            20047.00            16657.00
                                    16738.00            26901.00            13604.00            20602.00            16930.00
                                    16673.00            26615.00            13633.00            20489.00            16858.00
                                    15093.00            22767.00            13841.00            18837.00            15849.00
                                    15668.00            24226.00            14168.00            19740.00            16296.00
                                    16164.00            26196.00            14104.00            20667.00            16806.00
                                    16804.00            27783.00            14182.00            21465.00            17348.00
Dec. 1998                           17445.00            29384.00            14226.00            22234.00            17802.00
                                    17811.00            30612.00            14331.00            22856.00            18085.00
                                    17367.00            29660.00            14080.00            22269.00            17700.00
                                    17876.00            30846.00            14161.00            22854.00            18058.00
                                    18212.00            32040.00            14207.00            23417.00            18467.00
                                    18007.00            31284.00            14077.00            23000.00            18139.00
                                    18563.00            33020.00            14029.00            23734.00            18717.00
                                    18344.00            31990.00            13973.00            23252.00            18337.00
                                    18094.00            31830.00            13963.00            23175.00            18277.00
                                    17713.00            30958.00            14130.00            22904.00            18063.00
                                    18152.00            32917.00            14173.00            23802.00            18771.00
                                    18299.00            33586.00            14171.00            24092.00            19000.00
Dec. 1999                           18930.00            35564.00            14106.00            24899.00            19637.00
                                    18328.00            33778.00            14067.00            24120.00            19022.00
                                    18299.00            33140.00            14231.00            23958.00            18895.00
                                    19501.00            36381.00            14416.00            25489.00            20102.00
                                    19300.00            35286.00            14373.00            25000.00            19716.00
                                    19300.00            34563.00            14360.00            24682.00            19466.00
                                    19395.00            35413.00            14660.00            25252.00            19915.00
                                    19395.00            34860.00            14794.00            25108.00            19802.00
                                    20184.00            37025.00            15005.00            26188.00            20653.00
                                    19845.00            35070.00            15107.00            25429.00            20054.00
                                    19827.00            34923.00            15204.00            25429.00            20054.00
                                    18943.00            32171.00            15450.00            24391.00            19236.00
Dec. 2000                           19866.00            32329.00            15742.00            24647.00            19438.00
                                    20618.00            33476.00            16002.00            25335.00            19980.00
                                    19565.00            30423.00            16144.00            24038.00            18957.00
                                    19039.00            28498.00            16228.00            23175.00            18277.00
                                    20200.00            30712.00            16152.00            24211.00            19094.00
                                    20477.00            30918.00            16257.00            24371.00            19220.00
                                    20159.00            30166.00            16311.00            24046.00            18964.00
                                    20179.00            29871.00            16688.00            24126.00            19027.00
                                    19467.00            28001.00            16871.00            23327.00            18397.00
                                    17902.00            25738.00            17079.00            22312.00            17597.00
                                    18575.00            26230.00            17424.00            22748.00            17940.00
                                    19743.00            28242.00            17183.00            23669.00            18666.00
Dec. 2001                           20059.00            28490.00            17082.00            23737.00            18720.00
                                    19803.00            28074.00            17217.00            23605.00            18616.00
                                    19367.00            27533.00            17382.00            23423.00            18472.00
                                    20159.00            28568.00            17095.00            23795.00            18766.00
                                    19347.00            26837.00            17420.00            23110.00            18226.00
                                    19145.00            26638.00            17568.00            23087.00            18207.00
                                    17673.00            24741.00            17698.00            22168.00            17483.00
                                    16463.00            22811.00            17909.00            21237.00            16748.00
                                    16463.00            22962.00            18222.00            21468.00            16931.00
                                    15253.00            20466.00            18512.00            20206.00            15935.00
                                    16403.00            22267.00            18429.00            21237.00            16748.00
                                    17674.00            23579.00            18425.00            21986.00            17339.00
Dec. 2002                           16866.00            22192.00            18808.00            21393.00            16871.00
                                    16623.00            21611.00            18823.00            21063.00            16611.00
                                    16643.00            21287.00            19090.00            20994.00            16557.00
                                    16825.00            21493.00            19073.00            21107.00            16646.00
                                    17972.00            23264.00            19241.00            22226.00            17528.00
                                    18941.00            24490.00            19597.00            23092.00            18212.00
                                    19126.00            24804.00            19562.00            23254.00            18339.00
                                    19270.00            25240.00            18901.00            23184.00            18284.00
                                    19642.00            25732.00            19031.00            23518.00            18548.00
                                    19540.00            25460.00            19530.00            23615.00            18624.00
                                    20384.00            26901.00            19350.00            24330.00            19188.00
                                    20610.00            27137.00            19406.00            24488.00            19313.00
Dec. 2003                           21325.00            28557.00            19597.00            25358.00            20004.00

                              PERFORMANCE TABLE**

                                                       Average Annual Total Return                    Cumulative Total Return
                                                                          Since       Since++                             Since
Periods Ended December 31, 2003          1 Year    5 Year    10 Year    Inception   May 1, 1999    5 Year    10 Year    Inception
S&P 500 Index*                            28.70%    -0.57%    11.06%                    -2.44%      -2.81%    185.57%
Citigroup Broad Investment Grade Bond
  Index*                                   4.20%     6.62%     6.96%                     7.14%      37.77%     95.97%
60% S&P 500/40% Citigroup Broad
  Investment Grade Bond Index             18.53%     2.67%     9.75%                    -2.44%      14.07%    153.58%
Combined Index*++++                       18.53%     2.35%     7.18%                     1.72%      12.34%    100.04%
Income & Value Trust Series I             26.48%     4.11%     7.87%                     3.44%      22.28%    113.25%
Income & Value Trust Series II+++         26.29%                          3.87%                                            7.61%

  ++ Current sub-adviser assignment became effective May 1, 1999.
 ++++ The Combined Index represents 32.5% of the return of the Wilshire 5000
      Index, 10% of the MSCI EAFE Index, 40% of the Lehman Brothers Aggregate Bond Index, 10% of the 90 Day T-Bill, and 7.5% of the Merrill Lynch High Yield Index through April 30, 1999, and 60% of the returns of the S&P 500 Index and 40% of the returns of the Citigroup Broad Investment Grade Bond Index from May 1, 1999 and thereafter. The Combined Index was prepared by the adviser using Ibboston Associates Software and Data.
+++ Series II inception date: January 28, 2002.
  * All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.
 ** Performance does not reflect any insurance related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

                         PORTFOLIO MANAGER'S COMMENTARY

PERFORMANCE: For the year 2003, the Income & Value Trust Series I returned +26.48%, outperforming both the +18.53% return of the blend of 60% S&P 500/40% Citigroup Broad Investment Grade Bond Index.

ENVIRONMENT: The portfolio's overweight position in equities and underweight position in bonds throughout the year contributed to results while both equity and fixed-income portfolios outperformed their respective benchmarks. The equity portfolio benefited from good stock selection, especially within the Information Technology sector and the pharmaceuticals industry. Also adding value during the year was an underweight to the traditionally less economically sensitive names in the Consumer Staples sector, which underperformed the market. The fixed-income portfolio benefited from an overweight position in corporate bonds and emphasis on BBB-rated securities and high-yield issues and an underweight to mortgage-backed securities.

OUTLOOK: The portfolio continues to be overweight stocks and underweight bonds. Equities have by and large moved straight up for nine months, and we are concerned that investor expectations for both stock prices and sustainable economic growth may be too high. While a pullback may be inevitable, over the coming year we believe equities should continue to be supported by economic growth and improving earnings. A weaker U.S. dollar should also help companies that generate a significant portion of profits from overseas.

TAX MATTERS

         QUALIFICATION AS A REGULATED INVESTMENT COMPANY; DIVERSIFICATION REQUIREMENTS APPLICABLE TO INSURANCE COMPANY SEPARATE ACCOUNTS. The Trust intends to take the steps necessary to qualify each Portfolio as a regulated investment company under Subchapter M of the Code and believes that each Portfolio will so qualify. As a result of qualifying as a regulated investment company, each Portfolio will not be subject to U.S. federal income tax on its net investment income and net capital gain that it distributes to its shareholders in each taxable year provided that it distributes to its shareholders at least 90% of its net investment income for such taxable year. Net investment income is defined as investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid. Net capital gain is defined as the excess of its net realized long-term capital gain over its net realized short-term capital loss. Each portfolio is subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of ordinary income and capital gain net income. To the extent possible, each portfolio intends to make sufficient distributions to avoid the application of both corporate income and excise taxes.

         Because the Trust complies with the ownership restrictions of Treas. Reg. Section 1.817-5(f) (no direct ownership by the public), each insurance company separate account will be treated as owning its proportionate share of the assets of any Portfolio in which it invests, provided that the Portfolio qualifies as a regulated investment company. Therefore, each Portfolio intends to meet the additional diversification requirements that are applicable to insurance company separate accounts under Subchapter L of the Code. These requirements generally provide that no more than 55% of the value of the assets of a Portfolio may be represented by any one investment; no more than 70% by any two investments; no more than 80% by any three investments; and no more than 90% by any four investments. For these purposes, all securities of the same issuer are treated as a single investment and each United States government agency or instrumentality is treated as a separate issuer.

         If a Portfolio failed to qualify as a regulated investment company, owners of contracts based on the Portfolio:

         - would be treated as owning shares of the Portfolio (rather than their proportionate share of the assets of such Portfolio) for purposes of the diversification requirements under Subchapter L of the Code, and as a result might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral, and

         - the Portfolio would incur regular corporate federal income tax on its taxable income for that year and be subject to certain distribution requirements upon requalification.

         In addition, if a Portfolio failed to comply with the diversification requirements of the regulations under Subchapter L of the Code, owners of contracts based on the Portfolio might be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the Adviser and the subadvisers to the Portfolios and it is intended that the Portfolios will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return under a Portfolio, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the subadvisers might otherwise believe to be desirable.

         FOREIGN INVESTMENTS. Portfolios investing in foreign securities or currencies may be required to pay withholding or other taxes to foreign governments. Foreign tax withholding from dividends and interest, if any, is generally imposed at a rate between 10% and 35%. The investment yield of any Portfolio that invests in foreign securities or currencies will be reduced by these foreign taxes.

         TAX IMPLICATIONS FOR INSURANCE CONTRACTS WITH INVESTMENTS ALLOCATED TO THE TRUST. For information regarding the tax implications for the purchaser of a variable annuity or life insurance contract who allocates investments to a Portfolio of the Trust, please refer to the prospectus for the contract.

         The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisors. The Code and Regulations are subject to change, possibly with retroactive effect. For additional information on taxes, see "Additional Information Concerning Taxes" in the Statement of Additional Information.

                               VOTING INFORMATION

         Proxies from the shareholders of each Transferor Portfolio are being solicited by the Board for the Special Meeting of Shareholders to be held on April 30, 2004 at 73 Tremont Street, Boston, Massachusetts 02108 at 10:00 a.m., Boston Time, or at such later time as necessary by adjournment.

         As stated above, the Trust sells its shares not directly to the public but generally only to insurance companies and their separate accounts as the underlying investment media for variable contracts, certain entities affiliated with the insurance companies and qualified plans. Only shares of a particular Portfolio are entitled to vote on matters which affect only the interests of that Portfolio. As of the Record Date for the Special Meeting of Shareholders, the shares of the Transferor Portfolios were legally owned by Manulife U.S.A, Manulife New York, the five "Lifestyle Trusts" described below and, in the case of the Quantitative Equity Trust, qualified plans.

         Manulife U.S.A. is a stock life insurance company originally organized under the laws of Pennsylvania and redomesticated under the laws of Michigan. Its principal address is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5. Manulife New York is a stock life insurance company organized under the laws of New York whose principal address is 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595. Each of Manulife U.S.A. and Manulife New York holds shares of the Trust directly and attributable to contracts in their separate accounts. Such separate accounts include separate accounts registered under the
1940 Act as well as unregistered separate accounts. .................... The term "Lifestyle Trusts" refers collectively to: the Lifestyle Aggressive 1000 Trust, Lifestyle Growth 820 Trust, Lifestyle Balanced 640 Trust, Lifestyle Moderate 460 Trust and Lifestyle Conservative 280 Trust, each of which is a Portfolio of the Trust. The Lifestyle Trusts are funds-of-funds that invest in shares of other Trust Portfolios. Manulife U.S.A. and Manulife New York are the legal owners of shares of the Lifestyle Trusts held in their separate accounts.

         Shareholder Voting. Manulife U.S.A. and Manulife New York have the right to vote upon matters that may be voted upon at a special shareholders' meeting. These companies will vote all shares of the Portfolios of the Trust issued to them in proportion to the timely instructions received from owners of the contracts ("contractholders" or "contract owners") participating in the separate accounts described above which are registered under the 1940 Act. In addition, the Trust will vote all shares of the Portfolios held by the Lifestyle Trusts in proportion to such instructions. The companies, in connection with their solicitation of voting instructions, are furnishing this Prospectus/Proxy Statement to the owners of contracts participating in registered separate accounts holding shares of the Portfolios to be voted on the Proposal included in this Prospectus/Proxy Statement.

         Proxies. Proxies may be revoked at any time prior to the voting of the shares represented thereby by: (i) mailing written instructions addressed to the Secretary of the Trust at 73 Tremont Street, Boston, Massachusetts 02108, or
(ii) signing and returning a new proxy, in each case if received by the Trust by April 29, 2004. ALL VALID PROXIES WILL BE VOTED IN ACCORDANCE WITH SPECIFICATIONS THEREON, OR IN THE ABSENCE OF SPECIFICATION, FOR APPROVAL OF PROPOSAL 1.

           Quorum; Definition of a Majority of Outstanding Voting Securities. Shareholders of record at the close of business on March 2, 2004 (the "Record Date") will be entitled to vote at the Meeting or any adjournment of the Meeting. The holders of 30% of the shares outstanding of each Portfolio at the close of business on that date present in person or by proxy will constitute for that Portfolio a quorum for the Meeting; however, a majority of the outstanding voting securities of each Portfolio entitled to vote at the close of business on that date is required to approve the Proposal, except as noted herein. As used in this Prospectus/Proxy Statement, the vote of a "Majority of the Outstanding Voting Securities" means the affirmative vote of the lesser of:

(1) 67% or more of the voting securities of the Trust or a Portfolio, as applicable, present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Trust or a Portfolio, as applicable, are present in person or by proxy or

(2) more than 50% of the outstanding voting securities of the Trust or a Portfolio, as applicable.

Shareholders are entitled to one vote for each Series I, Series II and Series III share held and fractional votes for fractional shares held. No shares have cumulative voting rights.

         In the event the necessary quorum to transact business or the vote required to approve the combination of a Transferor Portfolio with its corresponding Acquiring Portfolio under Proposal 1 is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting (or of the Meeting as it relates to particular Portfolios) in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Trust's (or each relevant Portfolio's) shares cast at the Meeting. The persons named as proxies will vote for or against any adjournment in their discretion.

         Abstentions. Abstentions are counted as shares eligible to vote at the Meeting in determining whether a quorum is present, but do not count as votes cast with respect to a Proposal. Under the 1940 Act, the affirmative vote necessary to approve a matter under consideration may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of treating abstentions as if they were votes against a Proposal.

         Cost of Preparation and Distribution of Proxy Materials. The cost of the preparation and distribution of these proxy materials will be borne by the Transferor Portfolios and the Acquiring Portfolios. In addition to the solicitation of proxies by the use of the mails, proxies may be solicited by officers and employees of the Trust, the Trust's investment adviser, MSS, or its agents or affiliates, personally or by telephone. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting materials to their principals and to obtain authorization for the execution of proxies. For those services, they will be reimbursed by the Trust for their out-of-pocket expenses.

         Voting for Each Portfolio. Series I, Series II and Series III shares of a Transferor Portfolio will vote in the aggregate and not by class on the matters to be presented at the Meeting. Proposal 1 will be voted on separately by the shareholders of each Transferor Portfolio.

         As of the Record Date, the number of votes eligible to be cast at the Meeting with respect to each Transferor Portfolio is as follows:


                                         NUMBER OF ELIGIBLE        VOTES HELD BY        VOTES HELD BY              VOTES HELD BY
PORTFOLIO                                       VOTES             MANULIFE U.S.A.     MANULIFE NEW YORK           LIFESTYLE TRUSTS*
-----------------------------            ------------------       ---------------     -------------------         ----------------
Quantitative Equity Trust                  17,824,693              14,482,748                 571,260               2,770,684
Balanced Trust                             12,310,968              11,744,119                 566,849                       0

----------
* Represents the aggregate number of shares held by the Lifestyle Trusts

         Trustees and officers of the Trust, in the aggregate, own or have the right to provide voting instructions for less than 1% of the outstanding shares of each of the Transferor Portfolios.

         As of the Record Date, the percentage ownership of the outstanding shares of each of the Transferor Portfolios of Manulife U.S.A., Manulife New York and the Lifestyle Trusts is indicated below:

                                                                   PERCENTAGE OF       PERCENTAGE OF          PERCENTAGE OF
                                         NUMBER OF ELIGIBLE        VOTES HELD BY        VOTES HELD BY         VOTES HELD BY
PORTFOLIO                                       VOTES             MANULIFE U.S.A.     MANULIFE NEW YORK      LIFESTYLE TRUSTS*
---------------------------------------  ------------------       ---------------     -----------------      -----------------
Quantitative Equity Trust                   17,824,693               81.25%                    3.20%                 15.54%
Balanced Trust                              12,310,968               95.40%                    4.60%                     0%

----------
* Represents the aggregate percentage of shares held by the Lifestyle Trusts


                              FINANCIAL STATEMENTS

         The financial statements of the Trust and the financial highlights of the Acquiring Portfolios and the Transferor Portfolios for the fiscal year ended December 31, 2003 included with and incorporated by reference into this Prospectus/Proxy Statement have been so included and incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, independent accountants.

         The performance information included in the financial highlights does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

                                  LEGAL MATTERS

         Certain matters concerning the issuance of shares of the Acquiring Portfolios will be passed upon by Betsy Anne Seel, Esq., Assistant Vice President and Senior Counsel, U.S. Operations Law Department, Manulife Financial. Certain tax consequences of the Reorganization will be passed upon by Jorden Burt LLP, 1025 Thomas Jefferson Street, N.W., Washington, D.C. 20007-5208.

                                  OTHER MATTERS

         The Board does not know of any matters to be presented at the Meeting other than those mentioned in this Prospectus/Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

         The Trust is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust a reasonable time before the Trust's solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.


                        BY ORDER OF THE BOARD OF TRUSTEES


April 1, 2004
Boston, Massachusetts


IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.

                                    APPENDIX

DEBT SECURITY RATINGS

STANDARD & POOR'S RATINGS GROUP ("S&P")

Commercial Paper:

A-1 The rating A-1 is the highest rating assigned by S&P to commercial paper. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high for issuers designated "A-1."

Bonds:

AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB-B-CCC
  -CC Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D Bonds rated D are in default. The D category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired. The D rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

Commercial Paper:

P-1 The rating P-1 is the highest commercial paper rating assigned by Moody's. Issuers rated P-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity.

P-2 Issuers rated P-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Bonds:

Aaa Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa by Moody's are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa by Moody's are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

B Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies numerical modifiers "1," "2" and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

                                                                       EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Plan") is made this 1st day of April, 2004, by Manufacturers Investment Trust (the "Trust"), a Massachusetts business trust, on behalf of the Quantitative Equity Trust and the Balanced Trust (collectively, the "Transferor Portfolios") and the U.S. Large Cap Trust and the Income & Value Trust (collectively, the "Acquiring Portfolios").

         The following table identifies each Transferor Portfolio and the corresponding Acquiring Portfolio with which such Transferor Portfolio will be combined.

        Transferor Portfolio                     Acquiring Portfolio
        --------------------                     -------------------

        Quantitative Equity Trust                U.S. Large Cap Trust

        Balanced Trust                           Income & Value Trust

         WHEREAS, the Board of Trustees of the Trust has determined that the transfer of all of the assets and liabilities of each Transferor Portfolio to its corresponding Acquiring Portfolio is in the best interests of each such Portfolio, as well as the best interests of shareholders and owners of variable life and annuity contracts funded by shares of such Portfolios, and that the interests of existing shareholders and contract owners would not be diluted as a result of this transaction;

         WHEREAS, the Trust intends to provide for the reorganization of the Transferor Portfolios (the "Reorganization") through the acquisition by each of the Acquiring Portfolios of all of the assets, subject to all of the liabilities, of its corresponding Transferor Portfolio in exchange for Series I, Series II and, as applicable, Series III shares of beneficial interest, par value $.01 per share, of such Acquiring Portfolio (the "Acquiring Portfolio Shares"), the liquidation of the Transferor Portfolios and the distribution to Transferor Portfolio shareholders of such Acquiring Portfolio Shares;

         NOW, THEREFORE, in consideration of the mutual promises herein contained, the Transferor Portfolios and the Acquiring Portfolios hereto agree as follows:

1. TRANSFER OF ASSETS OF THE TRANSFEROR PORTFOLIOS IN EXCHANGE FOR THE ACQUIRING PORTFOLIO SHARES AND LIQUIDATION OF THE TRANSFEROR PORTFOLIOS

     (a) Plan of Reorganization.

     (i) The Trust on behalf of each Transferor Portfolio listed above, will convey, transfer and deliver the assets of each Transferor Portfolio to the Acquiring Portfolio set forth opposite its name in the table above (each such Acquiring Portfolio being the "Corresponding Acquiring Portfolio" of the Transferor Portfolio set forth opposite its name, and each such Transferor Portfolio being the "Corresponding Transferor Portfolio" of the Acquiring Portfolio set forth opposite its name) all of the then existing assets of such Transferor Portfolio (consisting, without limitation, of portfolio securities and instruments, dividend and interest receivables, cash and other assets). In consideration thereof, the Trust on behalf of each Acquiring Portfolio will (A) assume and pay, to the extent that they exist on or after the Effective Time of the Reorganization (as defined in Section 1(b)(i) hereof), all of the obligations and liabilities of the Corresponding Transferor Portfolio and (B) issue and deliver to the Corresponding Transferor Portfolio that number of full and fractional Series I, Series II and Series III shares of the Corresponding Acquiring Portfolio as determined in Section 1(c) hereof. Any Series I, Series II and Series III shares of capital stock (if any), par value $.01 per share, of the Transferor Portfolios ("Transferor Portfolio Shares") held in the treasury of the Trust at the Effective Time of the Reorganization shall thereupon be retired. Such transactions shall take place on the date provided for in Section 1(b) hereof (the "Exchange Date"). All computations for the Transferor Portfolios and the Acquiring Portfolios shall be performed by State Street

Bank and Trust Company (the "Custodian"), as custodian and pricing agent for the Transferor Portfolios and the Acquiring Portfolios. The determination of said Custodian shall be conclusive and binding on all parties in interest.

     (ii) As of the Effective Time of the Reorganization, each Transferor Portfolio will liquidate and distribute pro rata to its shareholders of record ("Transferor Portfolio shareholders") as of the Effective Time of the Reorganization the Acquiring Portfolio Shares received by such Transferor Portfolio pursuant to Section 1(a)(i) in actual or constructive exchange for the shares of the Transferor Portfolio held by the Transferor Portfolio shareholders. The holders of Series I, Series II and Series III shares of the Quantitative Equity Trust will receive, respectively, Series I, Series II and Series III shares of the U.S. Large Cap Trust, and holders of Series I and Series II shares of the Balanced Trust (which has not issued Series III shares), will receive, respectively, Series I and Series II shares of the Income & Value Trust. Such liquidation and distribution will be accomplished by the transfer of the Corresponding Acquiring Portfolio Shares then credited to the account of each Transferor Portfolio on the books of the Corresponding Acquiring Portfolio, to open accounts on the share records of the Corresponding Acquiring Portfolio in the names of the Transferor Portfolio shareholders and representing the respective pro-rata number of the Acquiring Portfolio Shares due such shareholders. The Acquiring Portfolios will not issue certificates representing the Acquiring Portfolio Shares in connection with such exchange.

     (iii) As soon as practicable after the Effective Time of the Reorganization, the Trust shall take all the necessary steps under Massachusetts law, the Trust's Declaration of Trust and any other applicable law to effect a complete dissolution of the Transferor Portfolios.

     (b) Exchange Date and Effective Time of the Reorganization.

     (i) Subject to the satisfaction of the conditions to the Reorganization specified in this Plan, the Reorganization shall occur as to each Transferor Portfolio as of the close of regularly scheduled trading on the New York Stock Exchange (the "Effective Time of the Reorganization") on the day (the "Exchange Date") which is the later of (A) the final adjournment of the meeting of the holders of Transferor Portfolio shares at which this Plan will be considered,
(B) immediately after the close of business on April 30, 2004 and (C) such later day as the Trust may determine.

     (ii) All acts taking place on the Exchange Date shall be deemed to take place simultaneously as of the Effective Time of the Reorganization unless otherwise provided.

     (iii) In the event that on the proposed Exchange Date (A) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted, or (B) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate valuation of the net assets of the Acquiring Portfolios or the Transferor Portfolios is impracticable, the Exchange Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     (iv) On the Exchange Date, portfolio securities of the Transferor Portfolios shall be transferred by the Custodian to the accounts of the Corresponding Acquiring Portfolios duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof.

     (c) Valuation.

     (i) The net asset value per share of the Series I, Series II and Series III shares of each Acquiring Portfolio and the net value of the assets of each Corresponding Transferor Portfolio to be transferred in exchange for such Series I, Series II and Series III shares shall be determined as of the Effective Time of the Reorganization. The net asset value per share of the Series I, Series II and Series III shares of the Acquiring Portfolios shall be computed by the Custodian in the manner set forth in the Trust's Declaration of Trust or By-laws and then current prospectus and statement of additional information and shall be computed to not less than two decimal places. The net value of the assets of each Transferor Portfolio to be transferred shall be computed by the Custodian by calculating the value of the assets of the Transferor Portfolio and by subtracting therefrom the amount of the liabilities assigned and transferred to the Corresponding Acquiring Portfolio, said assets and liabilities to be valued in the manner set forth in the Trust's Declaration of Trust or By-laws and then current prospectus and statement of additional information.

     (ii) The number of Series I, Series II and Series III shares of the Acquiring Portfolios to be issued (including fractional shares, if any) by each Acquiring Portfolio in exchange for each Corresponding Transferor Portfolio's assets shall be determined by dividing the net value of the assets of such Transferor Portfolio attributable to shares of each class and to be transferred by the net asset value per shares of the corresponding Series I, Series II and Series III shares of such Acquiring Portfolio, both as determined in accordance with Section 1(c)(i).

     (iii) All computations of value shall be made by the Custodian in accordance with its regular practice as pricing agent for the Acquiring Portfolios and the Transferor Portfolios.

     (d) Notwithstanding any provisions or language herein suggesting otherwise, this Plan applies and may be implemented separately as to each of the two combinations of a Transferor Portfolio and an Acquiring Portfolio. Neither such combination is conditioned upon the shareholder approval and implementation of the other.

2. REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING PORTFOLIOS

     Each of the Acquiring Portfolios represents and warrants as follows:

     (a) Organization, Existence, etc. The Trust is a business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted. Each Acquiring Portfolio is a validly existing series of shares of such business trust representing interests therein under the laws of Massachusetts. Each of the Acquiring Portfolios and the Trust has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

     (b) Registration as Investment Company. The Trust is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end investment company of the management type; such registration has not been revoked or rescinded and is in full force and effect.

     (c) Current Offering Documents. The current prospectus of the Trust dated May 1, 2003, as amended May 5, 2003, and the current statement of additional information of the Trust dated May 1, 2003, as amended August 4, 2003, as each may be further supplemented or amended, included in the Trust's registration statement on Form N-1A filed with the Securities and Exchange Commission ("Commission"), comply in all material respects with the requirements of the Securities Act of 1933, as amended (the "Securities Act") and the Act and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (d) Capitalization. The Trust has an unlimited number of authorized shares of beneficial interest, par value $.01 per share, of which as of February 10, 2004 there were outstanding the following numbers of shares of the Acquiring
Portfolios: 32,492,128 Series I shares, 11,700,897 Series II shares and 1,078 Series III shares of the U.S. Large Cap Trust and 49,762,401 Series I shares and 8,129,375 Series II shares of the Income & Value Trust, and no shares of such portfolios were held in the treasury of the Trust. All of the outstanding shares of the Trust have been duly authorized and are validly issued, fully paid and nonassessable (except as disclosed in the Trust's prospectus and recognizing that under Massachusetts law, shareholders of a Trust portfolio could, under certain circumstances, be held personally liable for the obligations of such Trust portfolio). Because the Trust is an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares may change prior to the Effective Time of the Reorganization. All of the issued and outstanding shares of each of the Acquiring

Portfolios have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act and applicable state securities laws.

     (e) Financial Statements. The financial statements of the Trust for the fiscal year ended December 31, 2003, which have been audited by PricewaterhouseCoopers LLP, fairly present the financial position of the Acquiring Portfolios as of the dates thereof and the respective results of operations and changes in net assets for each of the periods indicated in accordance with generally accepted accounting principles ("GAAP").

     (f) Shares to be Issued Upon Reorganization. The Acquiring Portfolio Shares to be issued in connection with the Reorganization will be duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and nonassessable (except as disclosed in the Trust's prospectus and recognizing that under Massachusetts law, shareholders of a Trust portfolio could, under certain circumstances, be held personally liable for the obligations of such portfolio).

     (g) Authority Relative to this Plan. The Trust, on behalf of the Acquiring Portfolios, has the power to enter into this Plan and to carry out its obligations hereunder. The execution and delivery of this Plan and the consummation of the transactions contemplated hereby have been duly authorized by the Trust's Board of Trustees and no other proceedings by the Trust other than those contemplated under this Plan are necessary to authorize its officers to effectuate this Plan and the transactions contemplated hereby. The Trust is not a party to or obligated under any provision of its Declaration of Trust or By-laws, or under any indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by or which would prevent its execution and performance of this Plan in accordance with its terms.

     (h) Liabilities. There are no liabilities of the Acquiring Portfolios, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in the Trust's Financial Statements with respect to the Acquiring Portfolios and liabilities incurred in the ordinary course of business subsequent to December 31, 2003 or otherwise previously disclosed to the Trust with respect to the Acquiring Portfolios, none of which has been materially adverse to the business, assets or results of operations of the Acquiring Portfolios.

     (i) No Material Adverse Change. Since December 31, 2003, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of the Acquiring Portfolios, other than those occurring in the ordinary course of business (for these purposes, a decline in net asset value and a decline in net assets due to redemptions do not constitute a material adverse change).

     (j) Litigation. There are no claims, actions, suits or proceedings pending or, to the knowledge of the Trust, threatened which would adversely affect the Trust or the Acquiring Portfolios' assets or business or which would prevent or hinder consummation of the transactions contemplated hereby, there are no facts which would form the basis for the institution of administrative proceedings against the Trust or the Acquiring Portfolios and, to the knowledge of the Trust, there are no regulatory investigations of the Trust or the Acquiring Portfolios, pending or threatened, other than routine inspections and audits.

     (k) Contracts. No default exists under any material contract or other commitment to which the Trust, on behalf of any Acquiring Portfolio, is subject.

     (l) Taxes. The federal income tax returns of the Trust with respect to each Acquiring Portfolio, and all other income tax returns required to be filed by the Trust with respect to each Acquiring Portfolio, have been filed for all taxable years to and including December 31, 2002, and all taxes payable pursuant to such returns have been paid. To the knowledge of the Trust, no such return is under audit and no assessment has been asserted in respect of any such return. All federal and other taxes owed by the Trust with respect to the Acquiring Portfolios have been paid so far as due. The Trust and each Acquiring Portfolio currently are, and will continue to be up until and at the Exchange Date, in compliance with Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code").

     (m) No Approvals Required. Except for the Registration Statement (as defined in Section 4(a) hereof) and the approval of the Transferor Portfolios' shareholders (referred to in Section 6(a) hereof), no consents, approvals, authorizations, registrations or exemptions under federal or state laws are necessary for the consummation by the Trust of the Reorganization, except such as have been obtained as of the date hereof.


3. REPRESENTATIONS AND WARRANTIES OF THE TRANSFEROR PORTFOLIOS

     Each of the Transferor Portfolios represents and warrants as follows:

     (a) Organization, Existence, etc. The Trust is a business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted. Each Transferor Portfolio is a validly existing series of shares of such business trust representing interests therein under the laws of Massachusetts. Each of the Transferor Portfolios and the Trust has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

     (b) Registration as Investment Company. The Trust is registered under the Act as an open-end investment company of the management type; such registration has not been revoked or rescinded and is in full force and effect.

     (c) Current Offering Documents. The current prospectus of the Trust dated May 1, 2003, as amended May 5, 2003, and the current statement of additional information of the Trust dated May 1, 2003, as amended August 4, 2003, as each may be further supplemented or amended, included in the Trust's registration statement on Form N-1A filed with the Commission, comply in all material respects with the requirements of the Securities Act and the Act and do not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (d) Capitalization. The Trust has an unlimited number of authorized shares of beneficial interest, par value $.01 per share, of which as of February 10, 2004 there were outstanding the following numbers of shares of the Transferor
Portfolios: 16,483,407 Series I shares, 1,366,364 Series II shares and 163 Series III shares of the Quantitative Equity Trust; and 10,760,706 Series I shares and 1,501,377 Series II shares of the Balanced Trust, and no shares of such portfolios were held in the treasury of the Trust. All of the outstanding shares of the Trust have been duly authorized and are validly issued, fully paid and nonassessable (except as disclosed in the Trust's prospectus and recognizing that under Massachusetts law, shareholders of a Trust portfolio could, under certain circumstances, be held personally liable for the obligations of such Trust portfolio). Because the Trust is an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares may change prior to the Effective Time of the Reorganization. All such shares will, at the Exchange Date, be held by the shareholders of record of the Transferor Portfolios as set forth on the books and records of the Trust in the amounts set forth therein, and as set forth in any list of shareholders of record provided to the Acquiring Portfolios for purposes of the Reorganization, and no such shareholders of record will have any preemptive rights to purchase any Transferor Portfolio shares, and the Transferor Portfolios do not have outstanding any options, warrants or other rights to subscribe for or purchase any Transferor Portfolio shares (other than any existing dividend reinvestment plans of the Transferor Portfolios or as set forth in this Plan), nor are there outstanding any securities convertible into any shares of the Transferor Portfolios (except pursuant to any existing exchange privileges described in the current prospectus and statement of additional information of the Trust). All of each Transferor Portfolio's issued and outstanding shares have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act and applicable state securities laws.

     (e) Financial Statements. The Trust's Financial Statements fairly present the financial position of the Transferor Portfolios as of the dates thereof and the respective results of operations and changes in net assets for each of the periods indicated in accordance with GAAP.

     (f) Authority Relative to this Plan. The Trust, on behalf of the Transferor Portfolios, has the power to enter into this Plan and to carry out its obligations hereunder. The execution and delivery of this Plan and the consummation of the transactions contemplated hereby have been duly authorized by the Trust's Board of Trustees and no other proceedings by the Trust other than those contemplated under this Plan are necessary to authorize its officers to effectuate this Plan and the transactions contemplated hereby. The Trust is not a party to or obligated under any provision of its Declaration of Trust or By-laws, or under any indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by or which would prevent its execution and performance of this Plan in accordance with its terms.

     (g) Liabilities. There are no liabilities of the Transferor Portfolios, whether actual or contingent and whether or not determined or determinable, other than liabilities disclosed or provided for in the Trust's Financial Statements with respect to the Transferor Portfolios and liabilities incurred in the ordinary course of business subsequent to December 31, 2003 or otherwise previously disclosed to the Trust with respect to the Transferor Portfolios, none of which has been materially adverse to the business, assets or results of operations of the Transferor Portfolios.

     (h) No Material Adverse Change. Since December 31, 2003, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of the Transferor Portfolios, other than those occurring in the ordinary course of business (for these purposes, a decline in net asset value and a decline in net assets due to redemptions do not constitute a material adverse change).

     (i) Litigation. There are no claims, actions, suits or proceedings pending or, to the knowledge of the Trust, threatened which would adversely affect the Trust or the Transferor Portfolios' assets or business or which would prevent or hinder consummation of the transactions contemplated hereby, there are no facts which would form the basis for the institution of administrative proceedings against the Trust or the Transferor Portfolios and, to the knowledge of the Trust, there are no regulatory investigations of the Trust or the Transferor Portfolios, pending or threatened, other than routine inspections and audits.

     (j) Contracts. The Trust, on behalf of the Transferor Portfolios, is not subject to any contracts or other commitments (other than this Plan) which will not be terminated with respect to the Transferor Portfolios without liability to the Trust or the Transferor Portfolios as of or prior to the Effective Time of the Reorganization.

     (k) Taxes. The federal income tax returns of the Trust with respect to each Transferor Portfolio, and all other income tax returns required to be filed by the Trust with respect to each Transferor Portfolio, have been filed for all taxable years to and including December 31, 2002, and all taxes payable pursuant to such returns have been paid. To the knowledge of the Trust, no such return is under audit and no assessment has been asserted in respect of any such return. All federal and other taxes owed by the Trust with respect to the Transferor Portfolios have been paid so far as due. The Trust and each Transferor Portfolio currently are, and will continue to be up until and at the Exchange Date, in compliance with Section 817(h) of the Code.

     (l) No Approvals Required. Except for the Registration Statement (as defined in Section 4(a) hereof) and the approval of the Transferor Portfolios' shareholders referred to in Section 6(a) hereof, no consents, approvals, authorizations, registrations or exemptions under federal or state laws are necessary for the consummation by the Trust of the Reorganization, except such as have been obtained as of the date hereof.

4. COVENANTS OF THE ACQUIRING PORTFOLIOS

     Each of the Acquiring Portfolios covenants to the following:

     (a) Registration Statement. On behalf of the Acquiring Portfolios, the Trust shall file with the Commission a Registration Statement on Form N-14 (the "Registration Statement") under the Securities Act relating to the Acquiring Portfolio Shares issuable hereunder and the proxy statement of the Transferor Portfolios relating to the meeting of the Transferor Portfolios' shareholders referred to in Section 5(a) herein. At the time the Registration Statement becomes effective, the Registration Statement (i) will comply in all material respects with the provisions of the Securities Act and the rules and regulations of the Commission thereunder (the "Regulations") and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the Transferor Portfolios shareholders' meeting referred to in Section 5(a) hereof, and at the Effective Time of the Reorganization, the prospectus/proxy statement (the "Prospectus") and statement of additional information (the "Statement of Additional Information") included therein, as amended or supplemented by any amendments or supplements filed by the Trust, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (b) Cooperation in Effecting Reorganization. The Acquiring Portfolios agree to use all reasonable efforts to effectuate the Reorganization, to continue in operation thereafter, and to obtain any necessary regulatory approvals for the Reorganization. The Acquiring Portfolios shall furnish such data and information relating to each Acquiring Portfolio as shall be reasonably requested for inclusion in the information to be furnished to the Transferor Portfolio shareholders in connection with the meeting of the Transferor Portfolios' shareholders for the purpose of acting upon this Plan and the transactions contemplated herein.

     (c) Operations in the Ordinary Course. Except as otherwise contemplated by this Plan, each of the Acquiring Portfolios shall conduct its business in the ordinary course until the consummation of the Reorganization, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

5. COVENANTS OF THE TRANSFEROR PORTFOLIOS

     Each of the Transferor Portfolios covenants to the following:

     (a) Meeting of the Transferor Portfolios' Shareholders. The Trust shall call and hold a meeting of the shareholders of each Transferor Portfolio for the purpose of acting upon this Plan and the transactions contemplated herein.

     (b) Portfolio Securities. With respect to the assets to be transferred in accordance with Section 1(a), each Transferor Portfolio's assets shall consist of all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, claims and receivables (including dividend and interest receivables) owned, and any deferred or prepaid expenses shown as an asset on the Trust's books. At least five (5) business days prior to the Exchange Date, each Transferor Portfolio will provide the Trust, for the benefit of each Corresponding Acquiring Portfolio, with a list of its assets and a list of its stated liabilities. Each Transferor Portfolio shall have the right to sell any of the securities or other assets shown on the list of assets prior to the Exchange Date but will not, without the prior approval of the Trust, on behalf of the Corresponding Acquiring Portfolio, respectively, acquire any additional securities other than securities which the Corresponding Acquiring Portfolio is permitted to purchase, pursuant to its investment objective and policies or otherwise (taking into consideration its own portfolio composition as of such date). In the event that any Transferor Portfolio holds any investments that its Corresponding Acquiring Portfolio would not be permitted to hold, the Transferor Portfolio will dispose of such securities prior to the Exchange Date to the extent practicable and to the extent that its shareholders would not be materially affected in an adverse manner by such a disposition. In addition, the Trust will prepare and deliver immediately prior to the Effective Time of the Reorganization, a Statement of Assets and Liabilities of each Transferor Portfolio, prepared in accordance with GAAP (each, a "Schedule"). All securities to be listed in the Schedule for a Transferor Portfolio as of the Effective Time of the Reorganization will be owned by such Transferor Portfolio free and clear of any liens, claims, charges, options and encumbrances, except as indicated in such Schedule, and, except as so indicated, none of such securities is or, after the Reorganization as contemplated hereby, will be subject to any restrictions, legal or contractual, on the disposition thereof (including restrictions as to the public offering or sale thereof under the Securities Act) and, except as so indicated, all such securities are or will be readily marketable.

     (c) Registration Statement. In connection with the preparation of the Registration Statement, the Transferor Portfolios will cooperate with the Acquiring Portfolios and will furnish to the Trust the information relating to the Transferor Portfolios required by the Securities Act and the Regulations to be set forth in the Registration Statement (including the Prospectus and Statement of Additional Information). At the time the Registration Statement becomes effective, the Registration Statement, insofar as it relates to the Transferor Portfolios, (i) will comply in all material respects with the provisions of the Securities Act and the Regulations and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the Registration Statement becomes effective, at the time of the Transferor Portfolios' shareholders' meeting referred to in Section 5(a) and at the Effective Time of the Reorganization, the Prospectus and Statement of Additional Information, as amended or supplemented by any amendments or supplements filed by the Trust, insofar as they relate to the Transferor Portfolios, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Registration Statement, Prospectus or Statement of Additional Information made in reliance upon and in conformity with information furnished by the Transferor Portfolios for use in the Registration Statement, Prospectus or Statement of Additional Information as provided in this
Section 5(c).

     (d) Cooperation in Effecting Reorganization. The Transferor Portfolios agree to use all reasonable efforts to effectuate the Reorganization and to obtain any necessary regulatory approvals for the Reorganization.

     (e) Operations in the Ordinary Course. Except as otherwise contemplated by this Plan, each of the Transferor Portfolios shall conduct its business in the ordinary course until the consummation of the Reorganization, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions.

     (f) Statement of Earnings and Profits. As promptly as practicable, but in any case within 60 days after the Exchange Date, the Trust on behalf of each Transferor Portfolio, shall prepare a statement of the earnings and profits of each Transferor Portfolio for federal income tax purposes, and of any capital loss carryovers and other items that the Acquiring Portfolios will succeed to and take into account as a result of Section 381 of the Code.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRANSFEROR PORTFOLIOS

The obligations of each Transferor Portfolio with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

     (a) Approval by the Transferor Portfolios' Shareholders. This Plan and the transactions contemplated by the Reorganization shall have been approved by the requisite vote of the shares of each Transferor Portfolio entitled to vote on the matter ("Transferor Shareholder Approval").

     (b) Covenants, Warranties and Representations. Each of the Acquiring Portfolios shall have complied with each of its covenants contained herein, each of the representations and warranties contained herein shall be true in all material respects as of the Effective Time of the Reorganization (except as otherwise contemplated herein), and there shall have been no material adverse change (as described in Section 2(i)) in the financial condition, results of operations, business, properties or assets of each of the Acquiring Portfolios since December 31, 2003.

     (c) Regulatory Approval. The Registration Statement shall have been declared effective by the Commission and no stop orders under the Securities Act pertaining thereto shall have been issued and all other approvals, registrations, and exemptions under federal and state laws considered to be necessary shall have been obtained (collectively, the "Regulatory Approvals").

     (d) Tax Opinion. The Trust shall have received the opinion of Jorden Burt LLP, dated on or before the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to the Trust, as to certain of the federal income tax consequences under the Code of the Reorganization insofar as it relates to each Transferor Portfolio and its Corresponding Acquiring Portfolio (the "Tax Opinion'). For purposes of rendering its opinion, Jorden Burt LLP may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, the Prospectus and Statement of Additional Information, and on such other written representations as the President or Treasurer of the Trust will have verified as of the Effective Time of the Reorganization. The opinion will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes: (1) the Reorganization will constitute a reorganization within the meaning of Section 368(a)(1) of the Code with respect to each Transferor Portfolio and its corresponding Acquiring Portfolio; (2) no gain or loss will be recognized by any of the Transferor Portfolios or the corresponding Acquiring Portfolios upon the transfer of all of the assets and liabilities, if any, of each Transferor Portfolio to its corresponding Acquiring Portfolio solely in exchange for all of their shares of the Transferor Portfolio; (3) no gain or loss will be recognized by shareholders of any of the Transferor Portfolios upon the exchange of such Portfolio's shares solely for shares of the corresponding Acquiring Portfolio; (4) the holding period and tax basis of the shares of each Acquiring Portfolio received by each holder of shares of the corresponding Transferor Portfolio pursuant to the Reorganization will be the same as the holding period and tax basis of the shares of the Transferor Portfolio held by the shareholder (provided the shares of the Transferor Portfolios were held as a capital asset on the date of the Reorganization) immediately prior to the Reorganization; and (5) the holding period and tax basis of the assets of each of the Transferor Portfolios acquired by its corresponding Acquiring Portfolio will be the same as the holding period and tax basis of those assets to each of the Transferor Portfolios immediately prior to the Reorganization.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING PORTFOLIOS

         The obligations of each Acquiring Portfolio with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

     (a) Approval by the Transferor Portfolios' Shareholders. The Transferor Shareholder Approval shall have been obtained with respect to each Corresponding Transferor Portfolio.

     (b) Covenants, Warranties and Representations. Each of the Transferor Portfolios shall have complied with each of its covenants contained herein, each of the representations and warranties contained herein shall be true in all material respects as of the Effective Time of the Reorganization (except as otherwise contemplated herein), and there shall have been no material adverse change (as described in Section 3(h) in the financial condition, results of operations, business, properties or assets of each of the Transferor Portfolios since December 31, 2003.

     (c) Portfolio Securities. All securities to be acquired by each Acquiring Portfolio in the Reorganization shall have been approved for acquisition by Manulife Securities (or, at the discretion of Manulife Securities, by the subadviser for such Acquiring Portfolio) as consistent with the investment policies of such Acquiring Portfolio.

     (d) Regulatory Approval. The Regulatory Approvals shall have been obtained.

     (e) Distribution of Income and Gains. The Trust on behalf of the Transferor Portfolios shall have distributed to the shareholders of each Transferor Portfolio all of such Transferor Portfolio's investment company taxable income (without regard to the deductions for dividends paid) as defined in Section 852(b)(2) of the Code for its taxable year ending on the Exchange Date and all of its net capital gain as such term is used in Section 852(b)(3) of the Code, after reduction by any capital loss carryforward, for its taxable year ending on the Exchange Date.

     (f) Tax Opinion.  The Trust shall have received the Tax Opinion.

8. AMENDMENTS; TERMINATIONS; NO SURVIVAL OF COVENANTS, WARRANTIES AND REPRESENTATIONS

     (a) Amendments. The Trust may, by an instrument in writing authorized by the Board of Trustees, amend this Plan at any time before or after approval hereof by the shareholders of the Transferor Portfolios, but after such approval, no amendment shall be made which substantially changes the terms hereof.

     (b) Waivers. At any time prior to the Effective Time of the Reorganization, the Trust, on behalf of any or all of the Transferor Portfolios and Acquiring Portfolios, may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to any such Portfolio contained herein and (ii) waive compliance with any of the covenants or conditions made for the benefit of any such Portfolio contained herein, except that conditions set forth in Sections 6(c) and 7(d) may not be waived.

     (c) Termination. This Plan may be terminated by the Trust, as to any or all of the Transferor Portfolios and Acquiring Portfolios, at any time prior to the Effective Time of the Reorganization, whether before or after approval of this Plan by the shareholders of the Transferor Portfolios, without liability on the part of any party hereto, its Trustees, officers or shareholders, in the event that the Board of Trustees determines that proceeding with this Plan is not in the best interests of the shareholders or contract owners of any such Transferor Portfolio or Acquiring Portfolio or for any other reason.

     (d) Unless the Trust shall otherwise determine by written instrument, this Plan shall terminate without liability as of the close of business on September 1, 2004 if the Effective Time of the Reorganization is not on or prior to such date.

     (e) Survival. No representations, warranties or covenants in or pursuant to this Plan, except for the provisions of Section 5(f) and Section 9 of this Plan, shall survive the Reorganization.

9. EXPENSES

     The expenses of the Reorganization will be borne by the Transferor Portfolios and the Acquiring Portfolios. Such expenses include, without limitation, (i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Plan; (ii) expenses associated with the preparation and filing of the Registration Statement (other than registration fees payable to the Commission in respect of the registration of the Acquiring Portfolio shares registered thereby, which shall be payable by the respective Acquiring Portfolios in which such shares represent interests); (iii) fees and expenses of preparing and filing such forms as are necessary under any applicable state securities laws in connection with the Reorganization; (iv) postage; (v) printing; (vi) accounting fees; (vii) legal fees and (viii) solicitation costs relating to the Reorganization.

10. RELIANCE

     All covenants and agreements made under this Plan shall be deemed to have been material and relied upon by the Transferor Portfolios, the Acquiring Portfolios and the Trust notwithstanding any investigation made by such party or on its behalf.

11. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

     (a) The section and paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

     (b) This Plan may be executed in any number of counterparts, each of which shall be deemed an original.

     (c) This Plan shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

     (d) This Plan shall bind and inure to the benefit of the Trust, the Transferor Portfolios and the Acquiring Portfolios and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Plan.

     (e) The name "Manufacturers Investment Trust" is the designation of the Trustees under a Declaration of Trust dated September 29, 1988, as amended, and all persons dealing with the Trust must look solely to the Trust's property for the enforcement of any claims against the Trust, as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of the Trust. No series of the Trust shall be liable for claims against any other series of the Trust.

 IN WITNESS WHEREOF, the undersigned have executed this Plan as of the date first above written.

                               MANUFACTURERS INVESTMENT TRUST
                               on behalf of the Transferor Portfolios

                               BY: /s/ JAMES D. GALLAGHER
                               ------------------------------------------------
                               Name: James D. Gallagher
                               Title: President


                               MANUFACTURERS INVESTMENT TRUST
                               on behalf of the Acquiring Portfolios

                               BY: /s/ GORDON SHONE
                               -------------------------------------------------
                               Name: Gordon Shone
                               Title: Chief Financial Officer and Vice President

               [THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)]
             [THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK]

                            VOTING INSTRUCTIONS FORM

      Voting pursuant to these instructions will be as specified. If no specification is made as to an item, voting will be for such item. A separate voting instruction form is provided for each Manufacturers Investment Trust Portfolio in which your contract values were invested as of March 2, 2004. Please sign, date and return all voting instruction forms received in the enclosed postage-paid envelope.

      VOTING INSTRUCTIONS MUST BE RECEIVED BY APRIL 29, 2004 TO BE VOTED AT THE MEETING TO BE HELD ON APRIL 30, 2004.

[Name of Transferor Portfolio]

      THESE VOTING INSTRUCTIONS ARE SOLICITED BY [THE MANUFACTURERS LIFE INSURANCE COMPANY (U.S.A.)] [THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK] IN CONNECTION WITH A SOLICITATION OF PROXIES BY THE BOARD OF TRUSTEES OF MANUFACTURERS INVESTMENT TRUST.

      The undersigned hereby instructs [The Manufacturers Life Insurance Company (U.S.A.)] [The Manufacturers Life Insurance Company of New York] to vote the shares of Manufacturers Investment Trust (the "Trust") attributable to his or her variable annuity or variable life contract at the Special Meeting of Shareholders to be held at 73 Tremont Street, Boston, Massachusetts 02108 at 10:00 a.m., Boston time, April 30, 2004, and any adjournments thereof, as indicated below.

Date: _____________, 2004

                            PLEASE SIGN IN BOX BELOW:

      If a contract is held jointly, each contract owner should sign. If only one signs, his or her signature will be binding. If the contract owner is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the contract owner is a partnership, a partner should sign in his or her own name, indicating that he or she is a "Partner." If the contract owner is a trust, the trustee should sign in his or her own name, indicating that he or she is a "Trustee."

                    _________________________________________
                      Signature(s), Title(s), if applicable

          INDICATE YOUR VOTE BELOW BY FILLING IN THE APPROPRIATE BOXES
                  USING BLUE OR BLACK INK OR A NUMBER 2 PENCIL.

                       PLEASE DO NOT USE FINE POINT PENS.

           ---------------------------------------------------------

      This voting instructions form, if properly executed, will be voted in the manner directed by the contract owner. If no direction is made, this voting instructions form will be voted "For" all proposals. Please refer to the Prospectus/Proxy Statement for a discussion of the proposals.

                                               FOR       AGAINST     ABSTAIN
1. Approval of Agreement and Plan of
    Reorganization.                            [ ]         [ ]         [ ]
2. To transact such other business as may
    properly come before the Meeting.

           ---------------------------------------------------------

         PLEASE MARK YOUR VOTING INSTRUCTIONS FORM, DATE AND SIGN IT ON THE REVERSE SIDE, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                  [PROXY CARD]

                         Manufacturers Investment Trust
                                73 Tremont Street
                                Boston, MA 02108

[Name of Portfolio]
Proxy Solicited by the Board of Trustees

      The undersigned, revoking previous proxies, hereby appoint(s) James D. Gallagher, Bob Boyda, Gordon Shone and Betsy Anne Seel, or any one or more of them, attorneys, with full power of substitution, to vote all shares of [Name of Portfolio] as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at 73 Tremont Street, Boston, Massachusetts 02108 at 10:00 a.m., Boston time, April 30, 2004, and any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of this Notice of Meeting and the accompanying Proxy Statement is hereby acknowledged.

PLEASE SIGN, DATE AND RETURN PROMPTLY
IN THE ENCLOSED ENVELOPE.

DATE __________________

_________________________________________
Signature(s) (Title(s), if applicable

Note: Please sign name exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person's title.

Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NO USE FINE POINT PENS.

                                                  FOR      AGAINST    ABSTAIN
1. Approval of Agreement and Plan of
    Reorganization.                               [ ]        [ ]         [ ]
2. To transact such other business as may
    properly come before the Meeting.

PLEASE SIGN ON REVERSE SIDE.

                                     PART B

                            INFORMATION REQUIRED IN A
                       STATEMENT OF ADDITIONAL INFORMATION

                         MANUFACTURERS INVESTMENT TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

                                  APRIL 1, 2004

      This Statement of Additional Information is available to the shareholders of the Quantitative Equity Trust and the Balanced Trust in connection with the proposed transfer of all of the assets and liabilities of (1) the Quantitative Equity Trust to, and in exchange for shares of, the U.S. Large Cap Trust and (2) the Balanced Trust to, and in exchange for shares of, the Income & Value Trust. This Statement of Additional Information includes the Statement of Additional Information of the Trust dated May 1, 2003, as amended August 4, 2003.

      This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement dated April 1, 2004 (the "Prospectus/Proxy Statement"), which may be obtained without charge by writing to Manufacturers Investment Trust (the "Trust") at 73 Tremont Street, Boston, Massachusetts 02108, or by calling toll free (800) 344-1029.

      This Statement of Additional Information incorporates the financial statements of the Trust at December 31, 2003 by reference to the Trust's Annual Report for the year ended December 31, 2003 filed with the Securities and Exchange Commission pursuant to Section 30(b) of the Investment Company Act of 1940 and Rule 30b-2 thereunder.

                          TABLE OF CONTENTS FOR PART B

Statement of Additional Information of the Trust, dated May 1, 2003, as amended August 4, 2003.

Manufacturers Investment Trust -- the Quantitative Equity Trust
 and the U.S. Large Cap Trust
    Pro Forma Combining Statement of Assets and
       Liabilities -- December 31, 2003 (Unaudited)
    Pro Forma Combining Statement of Operations -- For the
       Year Ended December 31, 2003 (Unaudited)
    Pro Forma Combining Schedule of Portfolio
       Investments -- December 31, 2003 (Unaudited)
    Notes to the Pro Forma Financial Statements -- December
       31, 2003 (Unaudited)

 Manufacturers Investment Trust -- the Balanced Trust and the Income & Value Trust
    Pro Forma Combining Statement of Assets and
       Liabilities -- December 31, 2003 (Unaudited)
    Pro Forma Combining Statement of Operations -- For the
       Year Ended December 31, 2003 (Unaudited)
    Pro Forma Combining Schedule of Portfolio
       Investments -- December 31, 2003 (Unaudited)
    Notes to the Pro Forma Financial Statements -- December
       31, 2003 (Unaudited)

  [TO BE FILED BY AMENDMENT]

                      STATEMENT OF ADDITIONAL INFORMATION

                         MANUFACTURERS INVESTMENT TRUST


         This Statement of Additional Information is not a prospectus but should be read in conjunction with the Trust's Prospectuses dated May 1, 2003, as amended through August 4, 2003, which may be obtained from Manufacturers Investment Trust, 73 Tremont Street, Boston, Massachusetts, 02108. The Annual Report dated December 31, 2002 for Manufacturers Investment Trust is incorporated by reference into the Statement of Additional Information. The Annual Report is available upon request and without charge by calling (800) 344-1029.



     The date of this Statement of Additional Information is May 1, 2003, as amended August 4, 2003

                                TABLE OF CONTENTS

INVESTMENT POLICIES
         Global Allocation Trust
         Money Market Instruments
         U.S. Government and Government Agency Obligations
         Canadian and Provincial Government and Crown Agency Obligations Certificates of Deposit and Bankers' Acceptances
         Commercial Paper
         Corporate Obligations
         Repurchase Agreements
         Foreign Repurchase Agreements
         Other Instruments
         Warrants
         Reverse Repurchase Agreements
         Mortgage Securities
         Asset-Backed Securities
         Zero Coupon Securities, Deferred Interest Bond and Pay-in-Kind Bonds Loans and Other Direct Debt Instruments
         High Yield (High Risk) Domestic Corporate Debt Securities
         Brady Bonds
         Sovereign Debt Obligations
         Indexed Securities
         Hybrid Instruments
         ADRs, EDRs and GDRs
         Variable and Floating Rate Obligations
         Exchange Traded Funds
         Additional Investment Policies
         Lending Securities
         When-Issued Securities ("Forward Commitments")
         Mortgage Dollar Rolls
         Illiquid Securities
         Short Sales
         Investment In Other Investment Companies
         Loan Participations and Assignments
RISK FACTORS
         High Yield (High Risk) Securities
         Foreign Securities
HEDGING AND OTHER STRATEGIC TRANSACTIONS
         General Characteristics of Options
         General Characteristics of Futures Contracts and Options on Futures
           Contracts
         Stock Index Futures
         Options on Securities Indices and Other Financial Indices
         Yield Curve Options
         Currency Transactions
         Combined Transactions
         Swaps, Caps, Floors and Collars
         Eurodollar Instruments
         Risk Factors
         Risks of Hedging and Other Strategic Transactions Outside the United
           States
         Use of Segregated and Other Special Accounts
         Other Limitations
INVESTMENT RESTRICTIONS
         Fundamental
         Nonfundamental
         Additional Investment Restrictions
PORTFOLIO TURNOVER

MANAGEMENT OF THE TRUST
         Duties and Compensation of Trustees
         Trustee Ownership of Trust Portfolios
INVESTMENT MANAGEMENT ARRANGEMENTS
         The Advisory Agreement
         The Subadvisory Agreements
         Information Applicable to Both the Advisory Agreement and the
           Subadvisory Agreements
DISTRIBUTOR;  RULE 12B-1 PLANS
PORTFOLIO BROKERAGE
PURCHASE AND REDEMPTION OF SHARES
DETERMINATION OF NET ASSET VALUE
PERFORMANCE DATA
THE INSURANCE COMPANIES
HISTORY OF THE TRUST
ORGANIZATION OF THE TRUST
ADDITIONAL INFORMATION CONCERNING TAXES
REPORTS TO SHAREHOLDERS
INDEPENDENT ACCOUNTANTS
CUSTODIAN
CODE OF ETHICS
APPENDIX I - Debt Security Ratings
APPENDIX II Standard & Poor's Corporation Disclaimers

                               INVESTMENT POLICIES

                             GLOBAL ALLOCATION TRUST

         The following supplements the disclosure regarding the Global Allocation Trust in the Prospectus of the Trust.

                  As set forth in the Prospectus, under normal market conditions, the Global Allocation Trust expects to allocate assets between fixed income securities and equity securities. The "Strategy Ranges" indicated below are the ranges within which the Global Allocation Trust generally expects to allocate its assets among the various asset classes. The Global Allocation Trust may exceed these Strategy Ranges and may modify them in the future.

ASSET CLASS STRATEGY RANGES                         PERCENTAGE
U.S. Equities                                       10% to 70%
Global (ex U.S. ) Equities                           0% to 52%
Emerging Market Equities                             0% to 13%
U.S. Fixed Income                                    0% to 51%
Global (ex U.S.) Fixed Income                        0% to 39%
High Yield Fixed Income                              0% to 13%
Emerging Market Debt                                 0% to 12%
Cash Equivalents                                     0% to 50%

         The following discussion supplements "Investment Objectives and Policies" set forth in the Prospectus of the Trust.

MONEY MARKET INSTRUMENTS

         The Money Market Trust invests in the types of money market instruments described below. Certain of the instruments listed below may also be purchased by the other portfolios in accordance with their investment policies. In addition, certain portfolios may purchase money market instruments (and other securities as noted under each portfolio description) for temporary defensive purposes, except that the U.S. Government Securities Trust may not invest in Canadian and Provincial Government and Crown Agency Obligations.

         1. U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS

                  U.S. Government Obligations. U.S. Government obligations are debt securities issued or guaranteed as to principal or interest by the U.S. Treasury. These securities include treasury bills, notes and bonds.

                  U.S. Agency Obligations. U.S. Government agency obligations are debt securities issued or guaranteed as to principal or interest by an agency or instrumentality of the U.S. Government pursuant to authority granted by Congress. U.S. Government agency obligations include, but are not limited to:

         -    Student Loan Marketing Association,

         -    Federal Home Loan Banks,

         -    Federal Intermediate Credit Banks and

         -    the Federal National Mortgage Association.

                  U.S. Instrumentality Obligations. U.S. instrumentality obligations also include, but are not limited to, the Export-Import Bank and Farmers Home Administration.

         Some obligations issued or guaranteed by U.S. Government agencies or instrumentalities are supported by the right of the issuer to borrow from the U.S. Treasury or the Federal Reserve Banks, such as those issued by Federal Intermediate Credit Banks. Others, such as those issued by the Federal National Mortgage Association, are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. In addition, other obligations such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality. There are also separately traded interest components of securities issued or guaranteed by the U.S. Treasury.

         No assurance can be given that the U.S. Government will provide financial support for the obligations of such U.S. Government-sponsored agencies or instrumentalities in the future, since it is not obligated to do so by law. In this document, these types of instruments will be referred to collectively as "U.S. Government securities."

         2. CANADIAN AND PROVINCIAL GOVERNMENT AND CROWN AGENCY OBLIGATIONS

                  Canadian Government Obligations. Canadian Government obligations are debt securities issued or guaranteed as to principal or interest by the Government of Canada pursuant to authority granted by the Parliament of Canada and approved by the Governor in Council, where necessary. These securities include treasury bills, notes, bonds, debentures and marketable Government of Canada loans.

                  Canadian Crown Obligations. Canadian Crown agency obligations are debt securities issued or guaranteed by a Crown corporation, company or agency ("Crown agencies") pursuant to authority granted by the Parliament of Canada and approved by the Governor in Council, where necessary. Certain Crown agencies are by statute agents of Her Majesty in right of Canada, and their obligations, when properly authorized, constitute direct obligations of the Government of Canada. These obligations include, but are not limited to, those issued or guaranteed by the:

         -    Export Development Corporation,

         -    Farm Credit Corporation,

         -    Federal Business Development Bank, and

         -    Canada Post Corporation.

         In addition, certain Crown agencies which are not by law agents of Her Majesty may issue obligations which by statute the Governor in Council may authorize the Minister of Finance to guarantee on behalf of the Government of Canada. Other Crown agencies which are not by law agents of Her Majesty may issue or guarantee obligations not entitled to be guaranteed by the Government of Canada. No assurance can be given that the Government of Canada will support the obligations of Crown agencies which are not agents of Her Majesty, which it has not guaranteed, since it is not obligated to do so by law.

                  Provincial Government Obligations. Provincial Government obligations are debt securities issued or guaranteed as to principal or interest by the government of any province of Canada pursuant to authority granted by the provincial Legislature and approved by the Lieutenant Governor in Council of such province, where necessary. These securities include treasury bills, notes, bonds and debentures.

                  Provincial Crown Agency Obligations. Provincial Crown agency obligations are debt securities issued or guaranteed by a provincial Crown corporation, company or agency ("Provincial Crown Agencies") pursuant to authority granted by the provincial Legislature and approved by the Lieutenant Governor in Council of such province, where necessary. Certain provincial Crown agencies are by statute agents of Her Majesty in right of a particular province of Canada, and their obligations, when properly authorized, constitute direct obligations of such province. Other provincial Crown agencies which are not by law agents of Her Majesty in right of a particular province of Canada may issue obligations which by statute the Lieutenant Governor in Council of such province may guarantee, or may authorize the Treasurer thereof to guarantee, on behalf of the government of such province. Finally, other provincial Crown agencies which are not by law agencies of Her Majesty may issue or guarantee obligations not entitled to be guaranteed by a provincial government. No assurance can be given that the government of any province of Canada will support the obligations of Provincial Crown Agencies which are not agents of Her Majesty and which it has not guaranteed, as it is not obligated to do so by law. Provincial Crown Agency obligations described above include, but are not limited to, those issued or guaranteed by a:

         -    provincial railway corporation,

         -    provincial hydroelectric or power commission or authority,

         -    provincial municipal financing corporation or agency, and

         -    provincial telephone commission or authority.

Any Canadian obligation acquired by the Money Market Trust will be payable in U.S. dollars.

         3. CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES

                  Certificates of Deposit. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.

                  Bankers' Acceptances. Bankers' acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They are primarily used to finance the import, export, transfer or storage of goods. They are "accepted" when a bank guarantees their payment at maturity.

         All portfolios of the Trust may acquire obligations of foreign banks and foreign branches of U.S. banks. These obligations are not insured by the Federal Deposit Insurance Corporation.

         4. COMMERCIAL PAPER

         Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.

                  Variable Amount Master Demand Notes. Variable amount master demand notes are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The investing (i.e., "lending") portfolio has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded. There is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time.

         A portfolio will only invest in variable amount master demand notes issued by companies which, at the date of investment, have an outstanding debt issue rated "Aaa" or "Aa" by Moody's or "AAA" or "AA" by S&P and which the applicable Subadviser has determined present minimal risk of loss to the portfolio. A Subadviser will look generally at the financial strength of the issuing company as "backing" for the note and not to any security interest or supplemental source such as a bank letter of credit. A variable amount master demand note will be valued on each day a portfolio's net asset value is determined. The net asset value will generally be equal to the face value of the note plus accrued interest unless the financial position of the issuer is such that its ability to repay the note when due is in question.

         5. CORPORATE OBLIGATIONS

         Corporate obligations include bonds and notes issued by corporations to finance long-term credit needs.

         6. REPURCHASE AGREEMENTS

         Repurchase agreements are arrangements involving the purchase of an obligation by a portfolio and the simultaneous agreement to resell the same obligation on demand or at a specified future date and at an agreed upon price. A repurchase agreement can be viewed as a loan made by a portfolio to the seller of the obligation with such obligation serving as collateral for the seller's agreement to repay the amount borrowed with interest. Repurchase agreements permit a portfolio the opportunity to earn a return on cash that is only temporarily available. A portfolio may enter into a repurchase agreement with banks, brokers or dealers. However, a portfolio will enter into a repurchase agreement with a broker or dealer only if the broker or dealer agrees to deposit additional collateral should the value of the obligation purchased by the portfolio decrease below the resale price.

         Generally, repurchase agreements are of a short duration, often less than one week but on occasion for longer periods. Securities subject to repurchase agreements will be valued every business day and additional collateral will be requested if necessary so that the value of the collateral is at least equal to the value of the repurchase obligation, including the interest accrued thereon.

         The Subadvisers, on behalf of the portfolios they advise, shall engage in a repurchase agreement transactions only with those banks or broker/dealers who meet the Subadviser's quantitative and qualitative criteria regarding creditworthiness, asset size and collateralization requirements. The counterparties to a repurchase agreement transaction are limited to a:

         -    Federal Reserve System member bank,

         - primary government securities dealer reporting to the Federal Reserve Bank of New York's Market Reports Division, or

         - broker/dealer which reports U.S. Government securities positions to the Federal Reserve Board.

The Subadvisers will continuously monitor the transaction to ensure that the collateral held with respect to a repurchase agreement equals or exceeds the amount of the respective obligation.

         The risk to a portfolio in a repurchase agreement transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. If an issuer of a repurchase agreement fails to repurchase the underlying obligation, the loss to the portfolio, if any, would be the difference between the repurchase price and the underlying obligation's market value. A portfolio might also incur certain costs in liquidating the underlying obligation. Moreover, if bankruptcy or other insolvency proceedings are commenced with respect to the seller, realization upon the underlying obligation by the Trust might be delayed or limited.

         7. FOREIGN REPURCHASE AGREEMENTS

         Foreign repurchase agreements involve an agreement to purchase a foreign security and to sell that security back to the original seller at an agreed-upon price in either U.S. dollars or foreign currency. Unlike typical U.S. repurchase agreements, foreign repurchase agreements may not be fully collateralized at all times. The value of a security purchased by a portfolio may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of default by the counterparty, the portfolio may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if the portfolio is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition, as with other emerging market investments, repurchase agreements with counterparties located in emerging markets, or relating to emerging markets, may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.

OTHER INSTRUMENTS

         The following discussion provides an explanation of some of the other instruments in which certain portfolios (as indicated) may invest.

1. WARRANTS

Subject to certain restrictions, each of the portfolios except the Money Market Trust and the Lifestyle Trusts may purchase warrants, including warrants traded independently of the underlying securities. Warrants are rights to purchase securities at specific prices and are valid for a specific period of time. Warrant prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants cease to have value if not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

2. REVERSE REPURCHASE AGREEMENTS

Each portfolio of the Trust may enter into "reverse" repurchase agreements. Under a reverse repurchase agreement, a portfolio sells a debt security and agrees to repurchase it at an agreed upon time and at an agreed upon price. The portfolio retains record ownership of the security and the right to receive interest and principal payments thereon. At an agreed upon future date, the portfolio repurchases the security by remitting the proceeds previously received, plus interest. The difference between the amount the portfolio receives for the security and the amount it pays on repurchase is payment of interest. In certain types of agreements, there is no agreed-upon repurchase date and interest payments are calculated daily, often based on the prevailing overnight repurchase rate. A reverse repurchase agreement may be considered a form of leveraging and may, therefore, increase fluctuations in a portfolio's net asset value per share. Each portfolio will cover its repurchase agreement transactions by maintaining in a segregated custodial account cash, Treasury bills or other U.S. Government securities having an aggregate value at least equal to the amount of such commitment to repurchase including accrued interest, until payment is made.

         3. MORTGAGE SECURITIES

                  Prepayment of Mortgages. Mortgage securities differ from conventional bonds in that principal is paid over the life of the securities rather than at maturity. As a result, a portfolio which invests in mortgage securities receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When a portfolio reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is higher or lower than the rate on the existing mortgage securities. For this reason, mortgage securities may be less effective than other types of debt securities as a means of locking in long term interest rates.

         In addition, because the underlying mortgage loans and assets may be prepaid at any time, if a portfolio purchases mortgage securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will increase yield to maturity. Conversely, if a portfolio purchases these securities at a discount, faster than expected prepayments will increase yield to maturity, while slower than expected payments will reduce yield to maturity.

                  Adjustable Rate Mortgage Securities. Adjustable rate mortgage securities are similar to the fixed rate mortgage securities discussed above, except that unlike fixed rate mortgage securities, adjustable rate mortgage securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. Most adjustable rate mortgage securities provide for an initial mortgage rate that is in effect for a fixed period, typically ranging from three to twelve months. Thereafter, the mortgage interest rate will reset periodically in accordance with movements in a specified published interest rate index. The amount of interest due to an adjustable rate mortgage holder is determined in accordance with movements in a specified published interest rate index by adding a pre-determined increment or "margin" to the specified interest rate index. Many adjustable rate mortgage securities reset their interest rates based on changes in:

         - one-year, three-year and five-year constant maturity Treasury Bill rates,

         -    three-month or six-month Treasury Bill rates,

         -    11th District Federal Home Loan Bank Cost of Funds,

         -    National Median Cost of Funds, or

         - one-month, three-month, six-month or one-year London Interbank Offered Rate ("LIBOR") and other market rates.

         During periods of increasing rates, a portfolio will not benefit from such increase to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments to exceed any maximum allowable annual or lifetime reset limits or "cap rates" for a particular mortgage. In this event, the value of the mortgage securities in a portfolio would likely decrease. During periods of declining interest rates, income to a portfolio derived from adjustable rate mortgages which remain in a mortgage pool may decrease in contrast to the income on fixed rate mortgages, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments. Also, a portfolio's net asset value could vary to the extent that current yields on adjustable rate mortgage securities held as investments are different than market yields during interim periods between coupon reset dates.

                  Privately-Issued Mortgage Securities. Privately-issued mortgage securities provide for the monthly principal and interest payments made by individual borrowers to pass through to investors on a corporate basis, and in privately issued collateralized mortgage obligations, as further described below. Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including:

         -    mortgage bankers,

         -    commercial banks,

         -    investment banks,

         -    savings and loan associations, and

         -    special purpose subsidiaries of the foregoing.

         Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of the Government National Mortgage Association
(GNMA) or Federal Home Loan Mortgage Corporation (FHLMC), such securities generally are structured with one or more types of credit enhancement. For a description of the types of credit enhancements that may accompany privately-issued mortgage securities, see "Types of Credit Support" below. A portfolio which invests in mortgage securities will not limit its investments to asset-backed securities with credit enhancements.

                  Collateralized Mortgage Obligations ("CMOs"). CMOs generally are bonds or certificates issued in multiple classes that are collateralized by or represent an interest in mortgages. CMOs may be issued by single-purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies, investment banks or other similar institutions. Each class of CMOs, often referred to as a "tranche," may be issued with a specific fixed coupon rate (which may be zero) or a floating coupon rate. Each class of CMO's also has a stated maturity or final distribution date. Principal prepayments on the underlying mortgages may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. The general goal sought to be achieved in allocating cash flows on the underlying mortgages to the various classes of a series of CMOs is to create tranches on which the expected cash flows have a higher degree of predictability than the underlying mortgages. As a general matter, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgages. The yields on these tranches are relatively higher than on tranches with more predictable cash flows. Because of the uncertainty of the cash flows on these tranches, and the sensitivity of these transactions to changes in prepayment rates on the underlying mortgages, the market prices of and yields on these tranches tend to be highly volatile.

         CMOs purchased by the portfolios may be:

(1) collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government;

(2) collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and the guarantee is collateralized by U.S. Government securities; or

(3) securities for which the proceeds of the issuance are invested in mortgage securities and payment of the principal and interest is supported by the credit of an agency or instrumentality of the U.S. Government.

                  STRIPS. In addition to the U.S. Government securities discussed above, certain portfolios may invest in separately traded interest components of securities issued or guaranteed by the U.S. Treasury. The interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under the STRIPS program, the interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

                  Stripped Mortgage Securities. Stripped mortgage securities are derivative multi-class mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities in which the portfolios invest. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities may be illiquid and, together with any other illiquid investments, will not exceed 15% of a portfolio's net assets. See " Other Investment Policies. - Illiquid Securities".

         Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or "IO" class), while the other class will receive all of the principal (the principal only or "PO" class). The yield to maturity on an IO class is extremely sensitive to changes in prevailing interest rates and the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on an investing portfolio's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, such portfolio may fail to fully recoup its initial investment in these securities even if the securities are rated highly.

         As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage securities described in the Prospectus and Statement of Additional Information, like other debt instruments, will tend to move in the opposite direction to interest rates. Accordingly, the Trust believes that investing in IOs, in conjunction with the other mortgage securities described in the Prospectus and SAI, will contribute to a portfolio's relatively stable net asset value.

         In addition to the stripped mortgage securities described above, each of the Strategic Bond, High Yield Trust and Value Trust may invest in similar securities such as Super principal only and Levered interest only which are more volatile than POs and IOs. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. Risks associated with Levered IOs and IOettes are similar in nature to those associated with IOs. The Strategic Bond Trust may also invest in other similar instruments developed in the future that are deemed consistent with the investment objectives, policies and restrictions of the portfolio.

         Under the Internal Revenue Code of 1986, as amended (the "Code"), POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the portfolio.

                  Inverse Floaters. Each of the Strategic Bond Trust, High Yield Trust and Value Trust may invest in inverse floaters. Inverse floaters may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Inverse floaters have greater volatility than other types of mortgage securities in which the portfolio invests (with the exception of stripped mortgage securities and there is a risk that the market value will vary from the amortized cost). Although inverse floaters are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, inverse floaters may be illiquid together with any other illiquid investments, will not exceed 15% of a portfolio's net assets. See "Other Investment Policies - Illiquid Securities".

         Inverse floaters are derivative mortgage securities which are structured as a class of security that receives distributions on a pool of mortgage assets. Yields on inverse floaters move in the opposite direction of short-term interest rates and at an accelerated rate.

         Types of Credit Support. Mortgage securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the impact of an obligor's failure to make payments on underlying assets, mortgage securities may contain elements of credit support. A discussion of credit support is described below under "Asset-Backed Securities."

         4. ASSET-BACKED SECURITIES

         The securitization techniques used to develop mortgage securities are also being applied to a broad range of other assets. Through the use of trusts and special purpose corporations, automobile and credit card receivables are being securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to the CMO structure.

         Generally, the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of a shorter maturity than mortgage loans. As a result, investment in these securities should be subject to less volatility than mortgage securities. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, the portfolio must reinvest the prepaid amounts in securities with the prevailing interest rates at the time. Therefore, a portfolio's ability to maintain an investment including high-yielding asset-backed securities will be affected adversely to the extent that prepayments of principal must be reinvested in securities which have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss. A portfolio will only invest in asset-backed securities rated, at the time of purchase, AA or better by S&P or Aa or better by Moody's (in the case of the Strategic Bond Trust BBB or better by S&P or Baa or better by Moody's) or that the Subadviser believes are of comparable quality.

         As with mortgage securities, asset-backed securities are often backed by a pool of assets representing the obligation of a number of different parties and use similar credit enhancement techniques. For a description of the types of credit enhancement that may accompany asset-backed securities, see "Types of Credit Support" below. A portfolio will not limit its investments to asset-backed securities with credit enhancements. Although asset-backed securities are not generally traded on a national securities exchange, such securities are widely traded by brokers and dealers, and will not be considered illiquid securities for the purposes of the investment restriction on illiquid securities under "Additional Investment Policies" below.

                  Types of Credit Support. To lessen the impact of an obligor's failure to make payments on underlying assets, mortgage securities and asset-backed securities may contain elements of credit support. Such credit support falls into two categories:

         -    liquidity protection, and

         -    default protection

Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool of assets occurs in a timely fashion. Default protection provides against losses resulting from ultimate default and enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A portfolio will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

         Some examples of credit support include:

         - "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class),

         - creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses), and

         - "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment on the securities and pay any servicing or other fees).

         The ratings of mortgage securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or default protection are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of these securities could be reduced in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experienced on the underlying pool of assets is better than expected.

         The degree of credit support provided for each issue is generally based on historical information concerning the level of credit risk associated with the underlying assets. Delinquency or loss greater than anticipated could adversely affect the return on an investment in mortgage securities or asset-backed securities.

         5. ZERO COUPON SECURITIES, DEFERRED INTEREST BONDS AND PAY-IN-KIND
BONDS

         Zero coupon securities, deferred interest bonds and pay-in-kind bonds involve special risk considerations. Zero coupon securities and deferred interest bonds are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. When a zero coupon security or a deferred interest bond is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding these securities until maturity know at the time of their investment what the return on their investment will be. The portfolios also may purchase pay-in-kind bonds. Pay-in-kind bonds are bonds that pay all or a portion of their interest in the form of debt or equity securities.

         Zero coupon securities, deferred interest bonds and pay-in-kind bonds are subject to greater price fluctuations in response to changes in interest rates than ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities and deferred interest bonds usually appreciate during periods of declining interest rates and usually depreciates during periods of rising interest rates.

                  Issuers of Zero Coupon Securities and Pay-In-Kind Bonds. Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers. Although zero coupon securities and pay-in-kind bonds are generally not traded on a national securities exchange, these securities are widely traded by brokers and dealers and, to the extent they are widely traded, will not be considered illiquid for the purposes of the investment restriction under "Additional Investment Policies" below.

                  Tax Considerations. Current Federal income tax law requires the holder of a zero coupon security or certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income and excise taxes, a portfolio may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

         6. LOANS AND OTHER DIRECT DEBT INSTRUMENTS

         Each portfolio may invest in loans and other direct debt instruments to the extent authorized by its investment policies. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a portfolio supply additional cash to a borrower on demand.

         7. HIGH YIELD (HIGH RISK) DOMESTIC CORPORATE DEBT SECURITIES

         High yield U.S. corporate debt securities in which the portfolios may invest include bonds, debentures, notes, bank loans, credit-linked notes and commercial paper. Most of these debt securities will bear interest at fixed rates except bank loans, which usually have floating rates. The portfolios may also invest in bonds with variable rates of interest or debt securities which involve equity features, such as equity warrants or convertible outright and participation features (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower's attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

         The market for high yield U.S. corporate debt securities has undergone significant changes since it was first established. Issuers in the U.S. high yield market originally consisted primarily of growing small capitalization companies and larger capitalization companies whose credit quality had declined from investment grade. During the mid-1980s, participants in the U.S. high yield market issued high yield securities principally in connection with leveraged buyouts and other leveraged recapitalizations. In late 1989 and 1990, the volume of new issues of high yield U.S. corporate debt declined significantly and liquidity in the market decreased. Since early 1991, the volume of new issues of high yield U.S. corporate debt securities has increased substantially and secondary market liquidity has improved. During the same periods, the U.S. high yield debt market exhibited strong returns, and it continues to be an attractive market in terms of yield and yield spread over U.S. Treasury securities. Currently, most new offerings of U.S. high yield securities are being issued to refinance higher coupon debt and to raise funds for general corporate purposes as well as to provide financing in connection with leveraged transactions.

         8. BRADY BONDS

         Brady Bonds are debt securities issued under the framework of the "Brady Plan," an initiative announced by former U.S. Treasury Secretary Nicholas
F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. The Brady Plan framework, as it has developed, involves the exchange of external commercial bank debt for newly issued bonds (Brady Bonds). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Brady Bonds issued to date generally have maturities between 15 and 30 years from the date of issuance and have traded at a deep discount from their face value. In addition to Brady Bonds, the portfolios may invest in emerging market governmental obligations issued as a result of debt restructuring agreements outside of the scope of the Brady Plan.

         Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included:

         - the exchange of outstanding commercial bank debt for bonds issued at 100% of face value which carry a below-market stated rate of interest (generally known as par bonds),

         - bonds issued at a discount from face value (generally known as discount bonds),

         -    bonds bearing an interest rate which increases over time, and

         - bonds issued in exchange for the advancement of new money by existing lenders.

Discount bonds issued to date under the framework of the Brady Plan have generally borne interest computed semi-annually at a rate equal to 13/16 of one percent above the current six-month LIBOR rate. Regardless of the stated face amount and interest rate of the various types of Brady Bonds, the portfolios will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase.

         Certain sovereign bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 15 to 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the International Monetary Fund (the "IMF"), the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments, with the balance of the interest accruals being uncollateralized.

         The portfolios may purchase Brady Bonds with no or limited collateralization, and must rely for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.

         Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transactional securities depositories. A substantial portion of the Brady Bonds and other sovereign debt securities in which the portfolios invest are likely to be acquired at a discount.

         9. SOVEREIGN DEBT OBLIGATIONS

         Each portfolio may invest in sovereign debt obligations to the extent authorized by its investment polices. Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loan or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.

         10. INDEXED SECURITIES

         Each portfolio may invest in indexed securities to the extent authorized by its investment policies. Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

         Currency indexed securities typically are short term to intermediate term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities. Currency indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

         The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

         11. HYBRID INSTRUMENTS

Hybrid instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument ("Hybrid Instruments").

                  Characteristics of Hybrid Instruments. Generally, a Hybrid Instrument is a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to the following:

         - prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles or commodities (collectively, "Underlying Assets") or

         - an objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks").

         Hybrid Instruments may take a variety of forms, including, but not limited to:

         - debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time,

         - preferred stock with dividend rates determined by reference to the value of a currency, or

         - convertible securities with the conversion terms related to a particular commodity.

Uses of Hybrid Instruments. Hybrid Instruments provide an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions.

         One approach is to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the investing portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly.

         The purpose of this type of arrangement, known as a structured security with an embedded put option, is to give the portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that such a strategy will be successful and the value of the portfolio may decline; for example, if interest rates may not move as anticipated or credit problems could develop with the issuer of the Hybrid Instrument.

Risks of Investing in Hybrid Instruments. The risks of investing in Hybrid Instruments are a combination of the risks of investing in securities, options, futures and currencies. Therefore, an investment in a Hybrid Instrument may include significant risks not associated with a similar investment in a traditional debt instrument with a fixed principal amount, is denominated in U.S. dollars, or that bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. These risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and that may not be readily foreseen by the purchaser. Such factors include economic and political events, the supply and demand for the Underlying Assets, and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. See " Hedging and Other Strategic Transactions" below for a description of certain risks associated with investments in futures, options, and forward contracts.

Volatility. Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Leverage Risk. Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates, but bear an increased risk of principal loss (or gain). For example, an increased risk of principal loss (or gain) may result if "leverage" is used to structure a Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss, as well as the potential for gain.

                  Liquidity Risk. Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor. Therefore, the number of investors that would be willing and able to buy such instruments in the secondary market may be smaller than for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between a portfolio and the issuer of the Hybrid Instrument, the creditworthiness of the counter party or issuer of the Hybrid Instrument would be an additional risk factor which the portfolio would have to consider and monitor.

                  Lack of US Regulation. Hybrid Instruments may not be subject to regulation of the Commodities Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the Securities and Exchange Commission ("SEC"), which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

         The various risks discussed above with respect to Hybrid Instruments particularly the market risk of such instruments, may cause significant fluctuations in the net asset value of a portfolio.

         12. ADRs, EDRs AND GDRs

Securities of foreign issuers may include American Depository Receipts, European Depository Receipts and Global Depository Receipts ("ADRs," "EDRs" and "GDRs," respectively ). Depository Receipts are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic corporation.

ADRs are U.S. dollar-denominated securities backed by foreign securities deposited in a U.S. securities depository. ADRs are created for trading in the U.S. markets. The value of an ADR will fluctuate with the value of the underlying security, will reflect any changes in exchange rates and otherwise involve risks associated with investing in foreign securities.

Securities of foreign issuers also include EDRs and GDRs, which are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

         13. VARIABLE AND FLOATING RATE OBLIGATIONS

Certain of the portfolios may invest in floating or variable rate securities. Investments in floating or variable rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates of Treasury Bonds or Bill or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the portfolio on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before the portfolio is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the portfolio through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

         14. EXCHANGE TRADED FUNDS

Certain of the Trust portfolios may invest in exchange traded funds ("ETFs"). These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A portfolio could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees which increase their costs.

ADDITIONAL INVESTMENT POLICES

         The following provides a more detailed explanation of some of the investment policies of the portfolios.

1. LENDING SECURITIES

Each portfolio may lend its securities so long as its loans of securities do not represent in excess of 33 1/3% of such portfolio's total assets. This lending limitation is a fundamental restriction which may not be changed without shareholder approval. The procedure for lending securities is for the borrower to give the lending portfolio collateral consisting of cash, cash equivalents or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The lending portfolio may invest the cash collateral and earn additional income or receive an agreed upon fee from a borrower which has delivered cash equivalent collateral.

The Trust anticipates that securities will be loaned only under the following conditions:

(1) the borrower must furnish collateral equal at all times to the market value of the securities loaned and the borrower must agree to increase the collateral on a daily basis if the securities loaned increase in value;

(2) the loan must be made in accordance with New York Stock Exchange rules, which presently require the borrower, after notice, to redeliver the securities within five business days; and

(3) the portfolio making the loan may pay reasonable service, placement, custodian or other fees in connection with loans of securities and share a portion of the interest from these investments with the borrower of the securities.

As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.

2. WHEN-ISSUED SECURITIES ("FORWARD COMMITMENTS")

In order to help ensure the availability of suitable securities, each of the portfolios may purchase debt or equity securities on a "when-issued" or on a "forward delivery" basis. Purchasing securities on a when-issued or forward delivery basis means that the obligations will be delivered to the portfolio at a future date, which may be one month or longer after the date of the commitment ("forward commitments"). Except as may be imposed by these factors, there is no limit on the percent of a portfolio's total assets that may be committed to such transactions.

Under normal circumstances, a portfolio purchasing securities on a when-issued or forward delivery basis will take delivery of the securities, but the portfolio may, if deemed advisable, sell the securities before the settlement date. In general, a portfolio does not pay for the securities, or start earning interest on them, until the obligations are scheduled to be settled. The portfolio does, however, record the transaction and reflect the value each day of the securities in determining its net asset value. At the time of delivery, the value of when-issued or forward delivery securities may be more or less than the transaction price, and the yields then available in the market may be higher than those obtained in the transaction. While awaiting delivery of the obligations purchased on such bases, a portfolio will maintain on its records liquid assets consisting of cash or high quality debt securities equal to the amount of the commitments to purchase when-issued or forward delivery securities. The availability of liquid assets for this purpose and the effect of asset segregation on a portfolio's ability to meet its current obligations, to honor requests for redemption, and to otherwise manage its investment portfolio will limit the extent to which the portfolio may purchase when-issued or forward delivery securities.

3. MORTGAGE DOLLAR ROLLS

Each portfolio of the Trust (except the Money Market Trust and the Lifestyle Trusts) may enter into mortgage dollar rolls. Under a mortgage dollar roll, a portfolio sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar securities (of the same type, coupon and maturity) securities on a specified future date. During the roll period, the portfolio forgoes principal and interest paid on the mortgage-backed securities. A portfolio is compensated by the difference between the current sale price and the lower forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. A portfolio may also be compensated by receipt of a commitment fee. A portfolio may only enter into "covered rolls". A covered roll is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction or for which the portfolio maintains on its records liquid assets having an aggregate value at least equal to the amount of such commitment to repurchase. Dollar roll transactions involve the risk that the market value of the securities sold by the portfolio may decline below the repurchase price of those securities. While a mortgage dollar roll may be considered a form of leveraging, and may, therefore, increase fluctuations in a portfolio's net asset value per share, each portfolio will cover the mortgage dollar roll transaction as described above.

4. ILLIQUID SECURITIES

Each of the portfolios, except the Money Market Trust, may not invest more than 15% of its net assets in securities that are not readily marketable ("illiquid securities"). The Money Market Trust may not invest more than 10% of its net assets in illiquid securities. Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, a portfolio may be forced to sell them at a discount from the last offer price.

Rule 144A Securities are Excluded from the Limitation on Illiquid Securities. Securities that are restricted as to resale but for which a ready market is available pursuant to an exemption provided by Rule 144A of the Securities Act of 1933 ("1933 Act") or other exemptions from the registration requirements of the 1933 Act may be excluded from the 10% and 15% limitations on illiquid securities. The Subadvisers decide, subject to the Trustees' oversight, whether securities sold according to Rule 144A are readily marketable for purposes of the Trust's investment restriction. The Subadvisers will also monitor the liquidity of Rule 144A securities held by the portfolios for which they are responsible. To the extent that Rule 144A securities held by a portfolio should become illiquid because of a lack of interest on the part of qualified institutional investors, the overall liquidity of the portfolio could be adversely affected.

Section 4(2) Commercial Paper is Excluded from the Limitation on Illiquid Securities. The Money Market Trust may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the 1933 Act. Section 4(2) commercial paper is restricted as to the disposition under Federal securities law, and is generally sold to institutional investors, such as the Trust, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be made in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Money Market Trust through or with the assistance of the issuer or investment dealers who make a market in
Section 4(2) commercial paper, thus providing liquidity. The Money Market Trust's Subadviser believes that Section 4(2) commercial paper meets its criteria for liquidity and is quite liquid. The Money Market Trust intends, therefore, to treat Section 4(2) commercial paper as liquid and not subject to the investment limitation applicable to illiquid securities. The Money Market Trust's Subadviser will monitor the liquidity of 4(2) commercial paper held by the Money Market Trust, subject to the Trustees' oversight.

         5. SHORT SALES

Certain of the portfolios may make short sales of securities or maintain a short position, provided that at all times when a short position is open the portfolio owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (a short sale "against-the-box").

Certain of the portfolios may also sell a security it does not own in anticipation of a decline in the market value of that security (a "short sale"). To complete such a transaction, the portfolio must borrow the security to make delivery to the buyer. The portfolio is then obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the portfolio. Until the security is replaced, the portfolio is required to pay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the portfolio replaces a borrowed security, the portfolio will segregate with its custodian cash or other liquid assets at such a level that (i) the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the portfolio replaced the borrowed security. The portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the portfolio may be required to pay in connection with a short sale.

         6. INVESTMENT IN OTHER INVESTMENT COMPANIES

Certain of the portfolios may invest in shares of closed-end investment companies, unit investment trusts, and open-end investment companies. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company-level may be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Investments in certain types of investment companies, such as closed end investment companies, issue a fixed number of shares that trade on a stock exchange or may involve the payment of substantial premiums above the value of such investment companies' portfolio securities when traded over-the-counter or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market.

The extent to which a portfolio can invest in securities of other investment companies is limited by federal securities laws.

         7. LOAN PARTICIPATIONS AND ASSIGNMENTS

Certain of the portfolios may invest in loan participation or assignments. Loan participations are loans or other direct debt instruments which are interests in amounts owned by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates to suppliers of goods or services, or to other parties. A portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participations, a portfolio generally will have no right to enforce compliance by the borrower with the term of the loan agreement relating to loan, nor any rights of set-off against the borrower, and a portfolio may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, a portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

When a portfolio purchases assignments from lenders it will acquire direct rights against the borrower on the loan. However, because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligation acquired by a portfolio as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Investments in loan participations and assignments present the possibility that a portfolio could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, a portfolio could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The portfolios anticipate that such securities could be sold only to a limited number of institutional investors. In addition, some loan participations and assignments may not be rated by major rating agencies and may not be protected by the securities laws.

                                  RISK FACTORS

HIGH YIELD (HIGH RISK) SECURITIES

The following discussion supplements the disclosure regarding the risks of investing in non-investment grade securities.

GENERAL. Certain of the portfolios may invest in high yield (high risk) securities. High yield securities are those rated below investment grade and comparable unrated securities. These securities offer yields that fluctuate over time, but generally are superior to the yields offered by higher rated securities. However, securities rated below investment grade also have greater risks than higher rated securities as described below.

Interest Rate Risk. To the extent a portfolio invests primarily in fixed-income securities, the net asset value of the portfolio's shares can be expected to change as general levels of interest rates fluctuate. However, the market values of securities rated below investment grade (and comparable unrated securities) tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Except to the extent that values are affected independently by other factors (such as developments relating to a specific issuer) when interest rates decline, the value of a fixed-income portfolio generally rise. Conversely, when interest rates rise, the value of a fixed-income portfolio will decline.

Liquidity. The secondary markets for high yield corporate and sovereign debt securities are not as liquid as the secondary markets for investment grade securities. The secondary markets for high yield debt securities are concentrated in relatively few market makers and participants are mostly institutional investors. In addition, the trading volume for high yield debt securities is generally lower than for investment grade securities. Furthermore, the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer.

These factors may have an adverse effect on the ability of portfolios investing in high yield securities to dispose of particular portfolio investments. These factors also may limit the portfolios from obtaining accurate market quotations to value securities and calculate net asset value. If a portfolio investing in high yield debt securities is not able to obtain precise or accurate market quotations for a particular security, it will be more difficult for the Trustees to value that portfolio's investments. Therefore the Trustees may have to use a greater degree of judgment in making such valuations.

Less liquid secondary markets may also affect a portfolio's ability to sell securities at their fair value. Each portfolio may invest up to 15% (10% in the case of the Money Market Trust) of its net assets, measured at the time of investment, in illiquid securities. These securities may be more difficult to value and to sell at fair value. If the secondary markets for high yield debt securities are affected by adverse economic conditions, the proportion of a portfolio's assets invested in illiquid securities may increase.

NON-INVESTMENT GRADE CORPORATE DEBT SECURITIES. While the market values of securities rated below investment grade (and comparable unrated securities) tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of non-investment grade corporate debt securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities.

In addition, these securities generally present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

NON-INVESTMENT GRADE FOREIGN SOVEREIGN DEBT SECURITIES. Investing in non-investment grade foreign sovereign debt securities will expose portfolios to the consequences of political, social or economic changes in the developing and emerging market countries that issue the securities. The ability and willingness of sovereign obligors in these countries to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Developing and emerging market countries have historically experienced (and may continue to experience) high inflation and interest rates, exchange rate trade difficulties, extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability.

The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by:

         -    the obligor's balance of payments, including export performance,

         -    the obligor's access to international credits and investments,

         -    fluctuations in interest rates, and

         -    the extent of the obligor's foreign reserves.

Obligor's Balance of Payments. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.

Obligor's Access to International Credits and Investments. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multilateral organizations, and inflows of foreign investment. The commitment on the part of these entities to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure in any of these efforts may result in the cancellation of these third parties' lending commitments, thereby further impairing the obligor's ability or willingness to service its debts on time.

Obligor's Fluctuations in Interest Rates. The cost of servicing external debt is generally adversely affected by rising international interest rates since many external debt obligations bear interest at rates which are adjusted based upon international interest rates.

Obligor's Foreign Reserves. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

The Consequences of a Default. As a result of the previously listed factors, a governmental obligor may default on its obligations. If a default occurs, the portfolio holding foreign sovereign debt securities may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of the foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Sovereign obligors in developing and emerging countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations. This difficulty has led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things:

         - reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and

         -    obtaining new credit to finance interest payments.

Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the portfolios may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect a portfolio's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Securities in the Lowest Rating Categories. Certain debt securities in which the portfolios may invest may have (or be considered comparable to securities having) the lowest ratings for non-subordinated debt instruments assigned by Moody's or Standard & Poor's. These securities are rated Caa or lower by Moody's or CCC or lower by Standard & Poor's. These securities are considered to have the following characteristics:

         - extremely poor prospects of ever attaining any real investment standing,

         -    current identifiable vulnerability to default,

         - unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions,

         - are speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations, and/or

         - are default or not current in the payment of interest or principal.

Accordingly, it is possible that these types of characteristics could, in certain instances, reduce the value of securities held by a portfolio with a commensurate effect on the value of the portfolio's shares.

FOREIGN SECURITIES

The following discussion supplements the disclosure regarding the risks of investing in foreign securities in the Prospectus.

Different Accounting and Reporting Requirements. There may be less publicly available information about a foreign issuer than a domestic issuer. Foreign issuers, including foreign branches of U.S. banks, are subject to different accounting and reporting requirements. These requirements are generally less extensive than the requirements in the U.S.

Liquidity. Foreign stock markets (other than Japan) have substantially less volume than the U.S. exchanges. Securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers.

Less Government Regulation. Foreign exchanges, broker-dealers and issuers frequently have less governmental regulation than comparable entities in the United States. In addition, brokerage costs for foreign issuers may be higher than those for U.S. issuers.

Political Instability; Nationalization. Investments in foreign companies may be subject to the possibility of :

         -    nationalization of the foreign company,

         -    withholding of dividends at the source,

         -    expropriation or confiscatory taxation,

         -    currency blockage,

         -    political or economic instability, and/or

         - diplomatic developments that could adversely affect the value of those investments.

Clearance and Settlement Procedures. Foreign markets, especially emerging markets, may have different clearance and settlement procedures. In certain emerging markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a portfolio is uninvested and no return is earned on these assets. The inability of a portfolio to make intended security purchases due to settlement problems could cause the portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a portfolio due to subsequent declines in value of the portfolio securities or, if the portfolio has entered into a contract to sell the security, possible liability to the purchaser.

Enforcement of Judgment in the Case of Default. In the event of a default on any foreign obligation, it may be difficult for the investing portfolios to obtain or to enforce a judgment against the foreign issuer.

                    HEDGING AND OTHER STRATEGIC TRANSACTIONS

         The following discussion supplements "Hedging and Other Strategic Transactions" set forth in the Prospectus of the Trust.

         As described in the Prospectus, an individual portfolio may be authorized to use a variety of investment strategies. Strategies described below will be used primarily for hedging purposes, including hedging various market risks (such as interest rates, currency exchange rates and broad or specific market movements), and managing the effective maturity or duration of debt instruments held by the portfolios (such investment strategies and transactions are referred to as "Hedging and Other Strategic Transactions"). These strategies may also be used to gain exposure to a particular securities market. The description in the Prospectus of each portfolio indicates which, if any, of these types of transactions may be used by the portfolios.

         A detailed discussion of Hedging and Other Strategic Transactions follows. No portfolio that is authorized to use any of these investment strategies will be obligated to pursue any of the strategies and no portfolio makes any representation as to the availability of these techniques at this time or at any time in the future. In addition, a portfolio's ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, as amended, applicable rules and regulations of the CFTC thereunder and U.S. Federal income tax considerations.

GENERAL CHARACTERISTICS OF OPTIONS

         Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Hedging and Other Strategic Transactions involving options require segregation of portfolio assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

         Put Options. A put option gives the purchaser of the option, upon payment of a premium, the right to sell (and the writer the obligation to buy) the underlying security, commodity, index, currency or other instrument at the exercise price. A portfolio's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the portfolio the right to sell the instrument at the option exercise price.

         If and to the extent authorized to do so, a portfolio may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. A portfolio will not sell put options if, as a result, more than 50% of the portfolio's assets would be required to be segregated to cover its potential obligations under put options other than those with respect to futures contracts.

                  Risk of Selling Put Options. In selling put options, a portfolio faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

         Call Options. A call option, upon payment of a premium, gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A portfolio's purchase of a call option on an underlying instrument might be intended to protect the portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An "American" style put or call option may be exercised at any time during the option period, whereas a "European" style put or call option may be exercised only upon expiration or during a fixed period prior to expiration.

                  Partial Hedge or Income to the Portfolio. If a portfolio sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the portfolio or will increase the portfolio's income. Similarly, the sale of put options can also provide portfolio gains.

                  Covering of Options. All call options sold by a portfolio must be "covered" (that is, the portfolio must own the securities or futures contract subject to the call or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding).

                  Risk of Selling Call Options. Even though a portfolio will receive the option premium to help protect it against loss, a call option sold by the portfolio will expose the portfolio during the term of the option to possible loss of the opportunity to sell the underlying security or instrument with a gain.

         Exchange-listed Options. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

         OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options and Eurodollar instruments (which are described below under "Eurodollar Instruments") are cash settled for the net amount, if any, by which the option is "in-the-money" at the time the option is exercised. "In-the-money" means the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

         A portfolio's ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are:

         -    insufficient trading interest in certain options,

         -    restrictions on transactions imposed by an exchange,

         - trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits,

         -    interruption of the normal operations of the OCC or an exchange,

         - inadequacy of the facilities of an exchange or the OCC to handle current trading volume, or

         - a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

         The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

         OTC Options. Over-the-counter ("OTC") options are purchased from or sold to counterparties such as securities dealers, financial institutions through direct bilateral agreement with the counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that any portfolio authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

         Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, the portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Subadviser must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty's credit to determine the likelihood that the terms of the OTC option will be met. A portfolio will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the Subadviser. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by a portfolio and the amount of the portfolio's obligation pursuant to an OTC option sold by the portfolio (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

         Types of Options That May Be Purchased. If and to the extent authorized to do so, a portfolio may purchase and sell call options on securities indices, currencies, and futures contracts, as well as and on Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets.

         Each portfolio reserves the right to invest in options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the portfolio's investment objective and the restrictions set forth herein.

GENERAL CHARACTERISTICS OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

         If and to the extent authorized to do so, a portfolio may trade financial futures contracts (including stock index futures contracts which are described below) or purchase or sell put and call options on those contracts for the following purposes:

         - as a hedge against anticipated interest rate, currency or market changes,

         -    for duration management,

         -    for risk management purposes,

         -    to gain exposure to a securities market.

Futures contracts are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a portfolio, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver that position.

         Use Will Be Consistent with Applicable Regulatory Requirements. A portfolio's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular with the rules and regulations of the CFTC and will be entered into primarily for bona fide hedging, risk management (including duration management) or to attempt to increase income or gains.

         Margin. Maintaining a futures contract or selling an option on a futures contract will typically require a portfolio to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ("initial margin") that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ("variation margin") may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of a portfolio. If a portfolio exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position.

         No portfolio will enter into a futures contract or option thereon (for non-hedging purposes) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon for nonhedging purposes would exceed 5% of the current fair market value of the portfolio's total assets; however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below under "Use of Segregated and Other Special Accounts."

         Settlement. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

         Value of Futures Contracts Sold by a Portfolio. The value of all futures contracts sold by a portfolio (adjusted for the historical volatility relationship between such portfolio and the contracts) will not exceed the total market value of the portfolio's securities.

STOCK INDEX FUTURES

         Definition. A stock index futures contract (an "Index Future") is a contract to buy a certain number of units of the relevant index at a specified future date at a price agreed upon when the contract is made. A unit is the value at a given time of the relevant index.

Uses of Index Futures. Below are some examples of how Index Futures may be used:

         - In connection with a portfolio's investment in common stocks, a portfolio may invest in Index Futures while the Subadviser seeks favorable terms from brokers to effect transactions in common stocks selected for purchase.

         - A portfolio may also invest in Index Futures when a subadviser believes that there are not enough attractive common stocks available to maintain the standards of diversity and liquidity set for the portfolio's pending investment in such stocks when they do become available.

         - Through the use of Index Futures, a portfolio may maintain a pool of assets with diversified risk without incurring the substantial brokerage costs which may be associated with investment in multiple issuers. This may permit a portfolio to avoid potential market and liquidity problems (e.g., driving up or forcing down the price by quickly purchasing or selling shares of a portfolio security) which may result from increases or decreases in positions already held by a portfolio.

         - A portfolio may also invest in Index Futures in order to hedge its equity positions.

Hedging and Other Strategic Transactions involving futures contracts and options on futures contracts will be purchased, sold or entered into primarily for bona fide hedging, risk management or appropriate portfolio management purposes including gaining exposure to a particular securities market. None of the portfolios will act as a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the CFTC).

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES

         If and to the extent authorized to do so, a portfolio may purchase and sell call and put options on securities indices and other financial indices ("Options on Financial Indices"). In so doing, the portfolio can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments.

         Description of Options on Financial Indices. Options on Financial Indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, Options on Financial Indices settle by cash settlement. Cash settlement means that the holder has the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call (or is less than, in the case of a put) the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case for options on securities. In the case of an OTC option, physical delivery may be used instead of cash settlement.

YIELD CURVE OPTIONS

         Certain of the portfolios may also enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contract to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

         Yield curve options may be used for the same purposes as other options on securities. Specifically, a portfolio may purchase or write such options for hedging purposes. For example, a portfolio may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The portfolio may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the subadviser, the portfolio will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by a portfolio will be "covered." A call (or put) option is covered if the portfolio holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the portfolio's net liability under the two options. Therefore, a portfolio's liability for such a covered option is generally limited to the difference between the amount of the portfolio's liability under the option written by the portfolio less the value of the option held by the portfolio. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter.

CURRENCY TRANSACTIONS

         If and to the extent authorized to do so, a portfolio may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include:

         -    forward currency contracts,

         -    exchange-listed currency futures contracts and options thereon,

         -    exchange-listed and OTC options on currencies, and

         -    currency swaps.

A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under "Swaps, Caps, Floors and Collars." A portfolio may enter into currency transactions only with counterparties that are deemed creditworthy by the subadviser.

         A portfolio's dealings in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps will be limited to hedging and similar purposes, including transaction hedging, position hedging, cross hedging and proxy hedging. A portfolio may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuation from one country to another. A portfolio will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the portfolio that are denominated, exposed to or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

         Transaction Hedging. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a portfolio, which will generally arise in connection with the purchase or sale of the portfolio's securities or the receipt of income from them.

         Position Hedging. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency.

         Cross Hedging. A portfolio may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the portfolio has or in which the portfolio expects to have exposure.

         Proxy Hedging. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a portfolio may also engage in proxy hedging. Proxy hedging is often used when the currency to which a portfolio's holdings are exposed is generally difficult to hedge or specifically difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of a portfolio's securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the portfolio's securities denominated in linked currencies.

         Risk of Currency Transactions. Currency transactions are subject to risks different from other portfolio transactions, as discussed below under "Risk Factors." If a portfolio enters into a currency hedging transaction, the portfolio will comply with the asset segregation requirements described below under "Use of Segregated and Other Special Accounts."

COMBINED TRANSACTIONS

         To the extent authorized to do so, a portfolio may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although a portfolio will normally enter into combined transactions to reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the portfolio's objective.

SWAPS, CAPS, FLOORS AND COLLARS

         Among the Hedging and Other Strategic Transactions into which a portfolio may be authorized to enter are (a) interest rate, currency and index swaps and (b) the purchase or sale of related caps, floors and collars and other derivatives. A portfolio will enter into these transactions primarily:

         - to preserve a return or spread on a particular investment or portion of its portfolio,

         -     to protect against currency fluctuations,

         - to protect against any increase in the price of securities a portfolio anticipates purchasing at a later date, or

         -     as a duration management technique.

A portfolio will use these transactions primarily for hedging purposes and will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the portfolio may be obligated to pay.

     Swaps are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the portfolio than if the portfolio had invested directly in an instrument that yielded that desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.

     For purposes of applying each portfolio's investment policies and restrictions, swap agreements are generally valued by the portfolio at market value. In the case of a credit default swap sold by a portfolio (i.e., where the portfolio is selling credit default protection), however, the portfolio will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the portfolios for purposes of applying investment policies and restriction may differ from the manner in which those investment are valued by other types of investors.

         Interest Rate Swaps. Interest rate swaps involve the exchange by a portfolio with another party of respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal).

         Currency Swaps. A currency swap is an agreement to exchange cash flows on a stated amount based on changes in the values of the reference indices.

         Caps. The purchase of a cap entitles the purchaser to receive payments on a stated principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate.

         Floors. The purchase of a floor entitles the purchaser to receive payments on a stated principal amount from the party selling the floor to the extent that a specific index falls below a predetermined interest rate or amount.

         Interest Rate Floors. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a stated principal amount from the party selling the interest rate floor to the extent that a specified index falls below a predetermined interest rate or amount.

         Collar. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

         1940 Act Considerations. A portfolio will usually enter into interest rate swaps on a net basis. A net basis means that the two payment streams are netted out in a cash settlement on the payment date(s) specified in the instrument, with the portfolio receiving (or paying, if applicable) only the net amount of the two payments. Obligations under swap agreements covered with sufficient segregated assets will not be construed to be "senior securities" for purposes of the portfolio's investment restriction concerning senior securities.

         Counterparties to these Transactions. A portfolio will not enter into any swap, cap, floor, collar or other derivative transaction unless the counterparty is deemed creditworthy by the Subadviser. If a counterparty defaults, a portfolio may have contractual remedies pursuant to the agreements related to the transaction.

         Liquidity. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are generally less liquid than swaps.

         The liquidity of swap agreements will be determined by a Subadviser based on various factors, including:

         -     the frequency of trades and quotations,

         - the number of dealers and prospective purchasers in the marketplace,

         -     dealer undertakings to make a market,

         - the nature of the security (including any demand or tender features), and

         - the nature of the marketplace for trades (including the ability to assign or offset a portfolio's rights and obligations relating to the investment).

Such determination will govern whether a swap will be deemed to be within the 15% restriction on investments in securities that are not readily marketable.

         Each portfolio will maintain cash and appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a portfolio enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the portfolio's accrued obligations under the swap agreement over the accrued amount the portfolio is entitled to receive under the agreement. If a portfolio enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the portfolio's accrued obligations under the agreement. See also, "Use of Segregated and Other Special Accounts."

EURODOLLAR INSTRUMENTS

         To the extent authorized to do so, a portfolio may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the LIBOR. In addition, foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

RISK FACTORS

         Hedging and Other Strategic Transactions have special risks associated with them, including:

         -     possible default by the counterparty to the transaction,

         - markets for the securities used in these transactions could be illiquid,

         - to the extent the Subadviser's assessment of market movements is incorrect, the risk that the use of the Hedging and Other Strategic Transactions could result in losses to the portfolio.

         Losses resulting from the use of Hedging and Other Strategic Transactions will reduce a portfolio's net asset value, and possibly income. Losses can be greater than if Hedging and Other Strategic Transactions had not been used.

         Options and Futures Transactions

         Options transactions are subject to the following additional risks:

         - Option transactions could force the sale or purchase of portfolio securities at inopportune times or for prices higher than current market values (in the case of put options) or lower than current market values (in the case of call options), or could cause a portfolio to hold a security it might otherwise sell (in the case of a call option).

         - Options markets could become illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, a portfolio might not be able to close out a transaction without incurring substantial losses.

Futures transactions are subject to the following additional risks:

         - The degree of correlation between price movements of futures contracts and price movements in the related securities position of a portfolio could create the possibility that losses on the hedging instrument are greater than gains in the value of the portfolio's position.

         - Futures markets could become illiquid. As a result, in certain markets, a portfolio might not be able to close out a transaction without incurring substantial losses.

Although a portfolio's use of futures and options for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, it will tend, at the same time, to limit the potential gain that might result from an increase in value.

         Currency Hedging. In additional to the general risks of Hedging and Other Strategic Transactions described above, currency hedging transactions have the following risks:

         - Currency hedging can result in losses to a portfolio if the currency being hedged fluctuates in value to a degree or direction that is not anticipated.

         - Proxy hedging involves determining the correlation between various currencies. If the Subadviser's determination of this correlation is incorrect, the portfolio losses could be greater than if the proxy hedging were not used.

         - Foreign government exchange controls and restrictions on repatriation of currency can negatively affect currency transactions. These forms of governmental actions can result in losses to a portfolio if it is unable to deliver or receive currency or monies to settle obligations. Such governmental actions could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

         Currency Futures Contracts and Options on Currency Futures Contracts. Currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. In addition, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available.

RISKS OF HEDGING AND OTHER STRATEGIC TRANSACTIONS OUTSIDE THE UNITED STATES

         When conducted outside the United States, Hedging and Other Strategic Transactions will not only be subject to the risks described above but could also be adversely affected by:

         - foreign governmental actions affecting foreign securities, currencies or other instruments,

         - less stringent regulation of these transactions in many countries as compared to the United States,

         - the lack of have clearing mechanisms and related guarantees in some countries for these transactions,

         - more limited availability of data on which to make trading decisions than in the United States,

         - delays in a portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States,

         - the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and

         -     lower trading volume and liquidity.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

         Use of extensive Hedging and Other Strategic Transactions by a portfolio will require, among other things, that the portfolio segregate cash, liquid high grade debt obligations or other assets with its custodian, or a designated sub-custodian, to the extent the portfolio's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency.

         In general, either the full amount of any obligation by a portfolio to pay or deliver securities or assets must be covered at all times by (a) holding the securities, instruments or currency required to be delivered, or (b) subject to any regulatory restrictions, segregating an amount of cash or liquid high grade debt obligations at least equal to the current amount of the obligation. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. Some examples of cover requirements are set forth below:

         Call Options. A call option on securities written by a portfolio will require the portfolio to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid high grade debt obligations sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a portfolio on an index will require the portfolio to own portfolio securities that correlate with the index or to segregate cash or liquid high grade debt obligations equal to the excess of the index value over the exercise price on a current basis.

         Put Options. A put option on securities written by a portfolio will require the portfolio to segregate cash or liquid high grade debt obligations equal to the exercise price.

         OTC Options. OTC options entered into by a portfolio, including those on securities, currency, financial instruments or indices, and OTC-issued and exchange-listed index options will generally provide for cash settlement, although a portfolio will not be required to do so. As a result, when a portfolio sells these instruments it will segregate an amount of cash or liquid high grade debt obligations equal to its obligations under the options. OTC-issued and exchange-listed options sold by a portfolio other than those described above generally settle with physical delivery, and the portfolio will segregate an amount of cash or liquid high grade debt securities equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

         Currency Contracts. Except when a portfolio enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the portfolio to buy or sell a foreign currency will generally require the portfolio to hold an amount of that currency or liquid securities denominated in that currency equal to a portfolio's obligations or to segregate cash or liquid high grade debt obligations equal to the amount of the portfolio's obligations.

         Futures Contracts and Options on Futures Contracts. In the case of a futures contract or an option on a futures contract, a portfolio must deposit initial margin and, in some instances, daily variation margin, in addition to segregating assets sufficient to meet its obligations under the contract. These assets may consist of cash, cash equivalents, liquid debt, equity securities or other acceptable assets.

         Swaps. A portfolio will calculate the net amount, if any, of its obligations relating to swaps on a daily basis and will segregate an amount of cash or liquid high grade debt obligations having an aggregate value at least equal to this net amount.

         Caps. Floors and Collars. Caps, floors and collars require segregation of assets with a value equal to a portfolio's net obligation, if any.

         Hedging and Other Strategic Transactions may be covered by means other than those described above when consistent with applicable regulatory policies. A portfolio may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation. A portfolio could purchase a put option, for example, if the exercise price of that option is the same or higher than the exercise price of a put option sold by the portfolio. In addition, if it holds a futures contracts or forward contract, a portfolio could, instead of segregating assets, purchase a put option on the same futures contract or forward contract with an exercise price as high or higher than the price of the contract held. Other Hedging and Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates on or after the time the primary transaction terminates, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

OTHER LIMITATIONS

         No portfolio will maintain open short positions in futures contracts, call options written on futures contracts, and call options written on securities indices if, in the aggregate, the current market value of the open positions exceeds the current market value of that portion of its securities portfolio being hedged by those futures and options, plus or minus the unrealized gain or loss on those open positions. The gain or loss on these open positions will be adjusted for the historical volatility relationship between that portion of the portfolio and the contracts (e.g., the Beta volatility factor).

         For purposes of this limitation, to the extent the portfolio has written call options on specific securities in that portion of its portfolio, the value of those securities will be deducted from the current market value of that portion of the securities portfolio. If this limitation should be exceeded at any time, the portfolio will take prompt action to close out the appropriate number of open short positions to bring its open futures and options positions within this limitation.

                             INVESTMENT RESTRICTIONS
 (applicable to the portfolios covered this Statement of Additional Information)

         There are two classes of investment restrictions to which the Trust is subject in implementing the investment policies of the portfolios: (a) fundamental and (b) nonfundamental. Nonfundamental restrictions are subject to change by the Trustees of the Trust without shareholder approval. Fundamental restrictions may only be changed by a vote of the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

         When submitting an investment restriction change to the holders of the Trust's outstanding voting securities, the matter shall be deemed to have been effectively acted upon with respect to a particular portfolio if a majority of the outstanding voting securities of the portfolio vote for the approval of the matter, notwithstanding (1) that the matter has not been approved by the holders of a majority of the outstanding voting securities of any other portfolio affected by the matter, and (2) that the matter has not been approved by the vote of a majority of the outstanding voting securities of the Trust.

         Restrictions (1) through restriction (8) are fundamental. Restrictions
(9) through (15) are nonfundamental.

FUNDAMENTAL

         The Trust may not issue senior securities, except to the extent that the borrowing of money in accordance with restriction (3) may constitute the issuance of a senior security. (For purposes of this restriction, purchasing securities on a when-issued or delayed delivery basis and engaging in Hedging and Other Strategic Transactions will not be deemed to constitute the issuance of a senior security.) In addition, unless a portfolio is specifically excepted by the terms of a restriction, each portfolio will not:

(1) Invest more than 25% of the value of its total assets in securities of issuers having their principal activities in any particular industry, excluding U. S. Government securities and obligations of domestic branches of U.S. banks and savings and loan associations, except that this restriction shall not apply to Health Sciences Trust, Real Estate Securities Trust, Utilities Trust, the Natural Resources Trust and the Lifestyle Trusts. (The Trust has determined to forego the exclusion from the above policy of obligations of domestic branches of U.S. savings and loan associations and to limit the exclusion of obligations of domestic branches of U.S. banks to the Money Market Trust.)

         The Natural Resources Trust will concentrate its assets in securities of issuers in natural resource-related companies worldwide.

         For purposes of this restriction, neither telecommunication companies, finance companies nor utility companies as a group are considered to be a single industry. Such companies will be grouped instead according to their services; for example, gas, electric and telephone utilities will each be considered a separate industry. Also for purposes of this restriction, foreign government issuers and supranational issuers are not considered members of any industry.

(2) Purchase the securities of any issuer if the purchase would cause more than 5% of the value of the portfolio's total assets to be invested in the securities of any one issuer (excluding U. S. Government securities) or cause more than 10% of the voting securities of the issuer to be held by the portfolio, except that up to 25% of the value of each portfolio's total assets may be invested without regard to these restrictions. The Utilities Trust, Health Sciences Trust, Global Bond Trust, the Dynamic Growth Trust, Real Estate Securities, Natural Resources Trust, Real Return Bond Trust, Great Companies - America and the Lifestyle Trusts are not subject to these restrictions.

(3) Borrow money, except that each portfolio may borrow (i) for temporary or emergency purposes (not for leveraging) up to 33 1/3% of the value of the portfolio's total assets (including amounts borrowed) less liabilities (other than borrowings) and (ii) in connection with reverse repurchase agreements, mortgage dollar rolls and other similar transactions.

(4) Underwrite securities of other issuers except insofar as the Trust may be considered an underwriter under the 1933 Act in selling portfolio securities.

(5) Purchase or sell real estate, except that each portfolio may invest in securities issued by companies which invest in real estate or interests therein and each of the portfolios other than the Money Market Trust may invest in mortgages and mortgage-backed securities.

(6) Purchase or sell commodities or commodity contracts, except that each portfolio other than the Money Market Trust may purchase and sell futures contracts on financial instruments and indices and options on such futures contracts and each portfolio other than the Money Market Trust and U.S. Government Securities Trust may purchase and sell futures contracts on foreign currencies and options on such futures contracts.

(7) Lend money to other persons, except by the purchase of obligations in which the portfolio is authorized to invest and by entering into repurchase agreements. For purposes of this restriction, collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve the lending of money.

(8) Lend securities in excess of 33 1/3% of the value of its total assets. For purposes of this restriction, collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve loans of securities.

NONFUNDAMENTAL

Unless a portfolio is specifically excepted by the terms of a restriction, each portfolio will not:

(9) Knowingly invest more than 15% of the value of its net assets in securities or other investments, including repurchase agreements maturing in more than seven days but excluding master demand notes, that are not readily marketable, except that the Money Market Trust may not invest in excess of 10% of its net assets in such securities or other investments.

(10) Sell securities short or purchase securities on margin, except that it may obtain such short-term credits as may be required to clear transactions. For purposes of this restriction, collateral arrangements with respect to Hedging and Other Strategic Transactions will not be deemed to involve the use of margin. Investment Restriction (10) is amended as follows for the Capital Appreciation and Strategic Value
         Trusts: the portfolio may not make short sales of securities or maintain a short position, if, when added together, more than 25% of the value of the portfolio's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales. Short sales "against-the-box" are not subject to this limitation.

(11) Write or purchase options on securities, financial indices or currencies, except to the extent a portfolio is specifically authorized to engage in Hedging and Other Strategic Transactions.

(12) Purchase securities for the purpose of exercising control or management.

(13) Purchase securities of other investment companies if the purchase would cause more than 10% of the value of the portfolio's total assets to be invested in investment company securities, provided that (i) no investment will be made in the securities of any one investment company if immediately after such investment more than 3% of the outstanding voting securities of such company would be owned by the portfolio or more than 5% of the value of the portfolio's total assets would be invested in such company and (ii) no restrictions shall apply to a purchase of investment company securities in connection with:

               (a)  a merger, consolidation or reorganization,

               (b) the investment of collateral received in connection with the lending of securities in the Navigator Securities Lending Trust,* or

               (c)         the purchase of shares of the T. Rowe Price Reserve
                    Investment Fund, a T. Rowe Price Associates, Inc. money market fund. (However, a portfolio of the Trust may not invest more than 25% of its total assets in the T. Rowe Price Reserve Investment Fund).**

         For purposes of this restriction, privately issued collateralized mortgage obligations will not be treated as investment company securities if issued by "Exemptive Issuers." Exemptive Issuers are defined as unmanaged, fixed-asset issuers that (a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities as defined in Section 2(a)(32) of the 1940 Act, (c) operate under general exemptive orders exempting them from all provisions of the 1940 Act, and (d) are not registered or regulated under the 1940 Act as investment companies. This restriction (13) shall not apply to the Lifestyle Trusts.

*State Street Bank and Trust Company ("State Street"), the Trust's custodian, pursuant to an agreement with the Trust, provides a security lending service to the Trust. In connection with the service, collateral from securities lent may be invested in the Navigator Securities Lending Trust. The Navigator Securities Lending Trust is a registered investment company managed by State Street that is sold only to mutual fund lending clients of State Street. In connection with the creation of the Navigator Securities Lending Trust, State Street received from the SEC exemption from certain provisions of the 1940 Act in order to permit its mutual fund clients to invest in the Navigator Securities Lending Trust. State Street received exemption from Section 12(d)(1) of the 1940 Act and various provisions of Section 17 of the 1940 Act.

**The T. Rowe Price Reserve Investment Fund is a money market fund registered under the 1940 Act which is managed by T. Rowe Price Associates, Inc. and which is sold only to advisory clients of T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc. and their affiliates. T. Rowe Price Associates, Inc. and Rowe Price-Fleming International, Inc. have received from the SEC exemptive relief from certain provisions of the 1940 Act in order to permit their mutual fund sub-advisory clients to invest in the T. Rowe Price Reserve Investment Fund.

(14) Pledge, hypothecate, mortgage or transfer (except as provided in restriction (8)) as security for indebtedness any securities held by the portfolio, except in an amount of not more than 10%* of the value of the portfolio's total assets and then only to secure borrowings permitted by restrictions (3) and (10). For purposes of this restriction, collateral arrangements with respect to Hedging and Other Strategic Transactions will not be deemed to involve a pledge of assets.

*33 1/3% in the case of the Small Company Value, Blue Chip Growth, Equity-Income, International Stock, Science & Technology Trusts, Small Company Blend, U.S. Large Cap Value, Total Return, International Value, Mid Cap Stock Trusts, Telecommunications, Health Sciences, Mid Cap Growth, Mid Cap Opportunities, Financial Services, All Cap Value, Quantitative Mid Cap, Strategic Growth, Capital Opportunities, Utilities, Mid Cap Value, Fundamental Value, Small-Mid Cap Growth, Small-Mid Cap, International Equity Select, Select Growth, Global Equity Select, Core Value, High Grade Bond, Natural Resources, Real Return Bond, Mid Cap Core, Large Cap Value, Quantitative All Cap, Emerging Growth, Special Value, Small Cap Opportunities Great Companies - America; 15% in the case of the International Small Cap, Growth and Balanced Trusts; 50% in the case of the Value Trust.

         If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the investment's percentage of the value of a portfolio's total assets resulting from a change in such values or assets will not constitute a violation of the percentage restriction, except in the case of the Money Market Trust where the percentage limitation of restriction (9) must be met at all times. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, any change in the subadvisers assessment of the security), or change in the percentage of portfolio assets invested in certain securities or other instruments, or change in the average duration of a portfolio's investment portfolio, resulting from market fluctuations or other changes in a portfolio's total assets will not require a portfolio to dispose of an investment until the subadviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the portfolio. In the event that rating services assign different ratings to the same security, the subadviser will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

ADDITIONAL INVESTMENT RESTRICTIONS

         Money Market Trust

         In addition to the above policies, the Money Market Trust is subject to certain restrictions required by Rule 2a-7 under the 1940 Act. In order to comply with such restrictions, the Money Market Trust will, among other things, not purchase the securities of any issuer if it would cause:

         - more than 5% of its total assets to be invested in the securities of any one issuer (excluding U.S. Government securities and repurchase agreements fully collateralized by U.S. Government securities), except as permitted by Rule 2a-7 for certain securities for a period of up to three business days after purchase,

         - more than 5% of its total assets to be invested in "second tier securities," as defined by Rule 2a-7, or

         - more than the greater of $1 million or 1% of its total assets to be invested in the second tier securities of that issuer.

OVERSEAS, STRATEGIC OPPORTUNITIES, AND LARGE CAP GROWTH TRUSTS:

In addition to the above policies, the Overseas, Strategic Opportunities, and Large Cap Growth Trusts will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Portfolio's total assets would be hedged with futures and options under normal conditions;
(b) purchase futures contracts or write put options if, as a result, the Portfolio's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of the Portfolio's total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Portfolio would exceed 5% of the Portfolio's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

LARGE CAP GROWTH TRUST

For purposes of normally investing at least 80% of the portfolio's assets in securities of companies with large market capitalizations, FMR intends to measure the capitalization range of the Russell 1000 Index and the Standard & Poor's 500 (SM) (S&P 500(R)) no less frequently than once a month.

Investment Restrictions That Only May be Changed Upon 60 Days Notice to Shareholders

In order to comply with Rule 35d-1 under the 1940 Act, the following policies are subject to change only upon 60 days' prior notice to shareholders. Any other policy, other than one designated as a fundamental policy, are not subject to this 60 day notice requirement.

GREAT COMPANIES - AMERICA
SUBADVISER: Great Companies, L.L.C.

Not subject to 80% rule.

NATURAL RESOURCES TRUST
SUBADVISER: Wellington Management Company, LLP ("Wellington")


         Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for investment purposes) in natural resource-related companies.


REAL RETURN BOND TRUST
SUBADVISER: Pacific Management Investment Company ("PIMCO")

The portfolio will invest, under normal circumstances, at least 80% of its net assets (plus borrowings for investment purposes) in bonds (either through cash market purchases, forward commitments, or derivative instruments) of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations.)

MID CAP CORE TRUST
SUBADVISER: A I M Capital Management, Inc. ("AIM")

The portfolio will normally invest at least 80% of its assets (plus any borrowings for investment purposes) in of mid-cap companies.

LARGE CAP VALUE TRUST
SUBADVISER: Mecury Advisers

The portfolios invests, under normal market conditions, at least 80% of its net assets (plus any borrowing for investment purposes) in large cap companies.

QUANTITATIVE ALL CAP TRUST
SUBADVISER: MFC Global Investment Management (U.S.A.) LLC ("MFC Global ")

Not subject to 80% rule.

EMERGING GROWTH TRUST

SUBADVISER: MFC Global Investment Management (U.S.A.) LLC ("MFC Global ")

Not subject to 80% rule.

SPECIAL VALUE TRUST
SUBADVISER: Salomon Brothers Asset Management Inc  ("SaBAM ")

Not subject to 80% rule.

SMALL CAP OPPORTUNITIES TRUST
SUBADVISER: Munder Capital Management ("Munder")

The portfolios invests, under normal market conditions, at least 80% of its net assets (plus any borrowing for investment purposes) in small cap companies.

INTERNET TECHNOLOGIES TRUST
SUBADVISER: Munder Capital Management ("Munder")

Under normal market conditions, the Internet Technologies Trust will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies that fall into three basic categories:

     - Pure plays - companies whose core business models are focused exclusively on the Internet;

     - Builders - companies that provide the innovative hardware, services and software components which enable the advancement or facilitate the usage of the Internet; and

     - Beneficiaries - companies across a broad range of industries and sectors that utilize the internet to enhance their business models.

PACIFIC RIM EMERGING MARKETS TRUST
SUBADVISER: MFC Global Investment Management (U.S.A.) Limited ("MFC")

The Pacific Rim Emerging Markets Trust, under normal conditions, invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and equity-related securities of established, larger-capitalization non-U.S. companies located in the Pacific Rim region that have attractive long-term prospects for growth of capital.

SCIENCE & TECHNOLOGY TRUST
SUBADVISER: T. Rowe Price Associates, Inc. ("T. Rowe Price")

The Science & Technology Trust invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and use of science and technology.

INTERNATIONAL SMALL CAP TRUST
SUBADVISER: Templeton Investment Counsel, Inc. ("Templeton")

The International Small Cap Trust invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities issued by foreign companies which have total stock market capitalizations or annual revenues of $1.5 billion or less ("small company securities")."

HEALTH SCIENCES TRUST
SUBADVISER: T. Rowe Price Associates, Inc. ("T. Rowe Price")

The portfolio invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively terms "health sciences").

AGGRESSIVE GROWTH TRUST
SUBADVISER: A I M Capital Management, Inc.  ("AIM")

Not subject to the 80% rule.

EMERGING SMALL COMPANY TRUST

SUBADVISER: Franklin Advisers, Inc. ("Franklin")

Under normal market conditions, the Emerging Small Company Trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stock equity securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Growth Index ("small cap stocks") at the time of purchase.

SMALL COMPANY BLEND TRUST
SUBADVISER: Capital Guardian Trust Company ("CGTC")

The Small Company Blend Trust invests at least 80% its net assets (plus any borrowings for investment purposes), under normal market conditions, in equity and equity-related securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Index ("small cap stocks") at the time of purchase.

DYNAMIC GROWTH TRUST
SUBADVISER: Deutsche Asset Management, Inc. ("DeAM")

Not subject to the 80% rule.

MID CAP STOCK TRUST
Subadviser: Wellington Management Company, LLP ("Wellington Management")

Wellington Management seeks to achieve the Trust's objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in equity securities of mid-sized companies with significant capital appreciation potential.

ALL CAP GROWTH TRUST
(formerly, the Mid Cap Growth Trust)
Subadviser: A I M Capital Management, Inc. ("AIM")

Not subject to the 80% rule.

FINANCIAL SERVICES TRUST
Subadviser: Davis Advisors ("Davis")

During normal market conditions, at least 65% (80% after July 31, 2002) of the portfolio's net assets (plus any borrowings for investment purposes) are invested in companies that are principally engaged in financial services.

OVERSEAS TRUST
Subadviser: Fidelity Management & Research Company ("FMR")

The portfolio normally invests at least 80% of the portfolio's assets in non-U.S. securities (primarily common stocks).

INTERNATIONAL STOCK TRUST
Subadviser: Deutsche Asset Management Investment Services Ltd. ("DeAMIS") Under normal market conditions, the International Stock Trust invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks.

INTERNATIONAL VALUE TRUST
Subadviser: Templeton Investment Counsel, Inc. ("Templeton")

Not subject to 80% rule.

CAPITAL APPRECIATION TRUST
Subadviser: Jennison Associates LLC ("Jennison").

Not subject to 80% rule.

STRATEGIC OPPORTUNITIES TRUST
Subadviser: Fidelity Management & Research Company ("FMR")

Not subject to 80% rule.

QUANTITATIVE MID CAP TRUST
Subadviser: MFC Global Investment Management (U.S.A.) Limited ("MFC")

The portfolio invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. mid-cap stocks, convertible preferred stocks, convertible bonds and warrants.

GLOBAL EQUITY TRUST
Subadviser: Putnam Investment Management, L.L.C. ("Putnam")

The portfolio invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities.

STRATEGIC GROWTH TRUST
Subadviser: Massachusetts Financial Services Company ("MFS")

Not subject to 80% rule.

ALL CAP CORE TRUST (formerly, Growth Trust)
Subadviser: Deutsche Asset Management, Inc.. ("DeAM")

Not subject to 80% rule.

LARGE CAP GROWTH TRUST
Subadviser: Fidelity Management & Research Company ("FMR")

FMR normally invests at least 80% the portfolio's assets in securities (primarily common stocks) of companies with large market capitalizations.

ALL CAP VALUE TRUST
Subadviser: Lord Abbett & Co. ("Lord Abbett")

Not subject to 80% rule.

CAPITAL OPPORTUNITIES TRUST
Subadviser: Massachusetts Financial Services Company ("MFS")

Not subject to 80% rule.

QUANTITATIVE EQUITY TRUST
Subadviser: MFC Global Investment Management (U.S.A.) Limited ("MFC Global (U.S.A.)")

MFC seeks to attain this objective by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks or in securities convertible into common stock or carrying rights or warrants to purchase common stocks or to participate in earnings.

BLUE CHIP GROWTH TRUST
Subadviser: T. Rowe Price Associates, Inc. ("T. Rowe Price")

The portfolio invests, under normal market conditions, at least 80% of its total assets in the common stocks of large and medium-size blue chip growth companies.

UTILITIES TRUST
Subadviser: Massachusetts Financial Services Company ("MFS")

The portfolio invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies in the utilities industry. Securities in the utilities industry may include equity and debt securities of domestic and foreign companies.

REAL ESTATE SECURITIES TRUST
Subadviser: Deutsche Asset Management, Inc. ("DeAM")

The portfolio invests, under normal market conditions, at least 80% of net assets (plus any borrowings for investment purposes) in securities of real estate companies.

SMALL COMPANY VALUE TRUST
Subadviser: T. Rowe Price Associates, Inc. ("T. Rowe Price")

Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations that do not exceed the maximum market capitalization of any security in the Russell 2000 Index at the time of purchase.

MID CAP VALUE TRUST
Subadviser: Lord Abbett & Co. ("Lord Abbett")

Under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) will consist of investments in mid-sized companies, with market capitalizations of approximately $500 million to $10 billion.

VALUE TRUST
Subadviser: Morgan Stanely Investment Management, Inc. doing business as "Van Kampen"

Not subject to 80% rule.

EQUITY INDEX TRUST
Subadviser: MFC Global Investment Management (U.S.A.) Limited ("MFC"),

Not subject to 80% rule.

GLOBAL ALLOCATION TRUST (formerly, Tactical Allocation Trust)
Subadviser: UBS Global Asset Management (Americas) Inc. (UBS Global AM")

         Not subject to 80% rule.

FUNDAMENTAL VALUE TRUST
Subadviser: Davis Advisors ("Davis")

Not subject to 80% rule.

GROWTH & INCOME TRUST
Subadviser: Wellington Management Company, LLP ("Wellington Management"),

Not subject to 80% rule.

U.S. LARGE CAP TRUST (formerly, U.S. Large Cap Value Trust)
Subadviser: Capital Guardian Trust Company ("CGTC"),

The portfolio invests at least 80% of the portfolio's net assets (plus any borrowings for investment purposes), under normal market conditions, in equity and equity-related securities of companies with market capitalization greater than $500 million at the time of purchase.

EQUITY-INCOME TRUST
Subadviser: T. Rowe Price Associates, Inc. ("T. Rowe Price")

Not subject to 80% rule.

INCOME & VALUE TRUST
Subadviser: Capital Guardian Trust Company ("CGTC")

Not subject to 80% rule.

BALANCED TRUST
Subadviser: MFC Global Investment Management (U.S.A.) Limited ("MFC"),

Not subject to 80% rule.

HIGH YIELD TRUST
Subadviser: Salomon Brothers Asset Management Inc. ("SBAM")

The portfolio invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in high yield debt securities, including corporate bonds and other fixed income securities (such as preferred stocks and convertible securities) which have the following ratings (or, if unrated, are considered to be of equivalent quality):

                                    Corporate Bonds, Preferred Stocks and
  Rating Agency                            Convertible Securities
-----------------                   -------------------------------------
     Moody's                                      Ba through C
Standard & Poor's                                 BB through D

STRATEGIC BOND TRUST
Subadviser: Salomon Brothers Asset Management Inc. ("SaBAM")

SaBAM seeks to achieve this objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in fixed income securities .

GLOBAL BOND TRUST
Subadviser: Pacific Investment Management Company LLC ("PIMCO")

PIMCO seeks to achieve this investment objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in fixed income securities.

TOTAL RETURN TRUST
Subadviser: Pacific Investment Management Company LLC ("PIMCO"),

Not subject to 80% rule.

INVESTMENT QUALITY BOND TRUST
Subadviser: Wellington Management Company, LLP ("Wellington Management")

Wellington Management seeks to achieve the portfolio's objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in investment grade bonds.

DIVERSIFIED BOND TRUST
Subadviser: Capital Guardian Trust Company ("CGTC"),

CGTC seeks to achieve this investment objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in fixed income securities.

U.S. GOVERNMENT SECURITIES TRUST
Subadviser: Salomon Brothers Asset Management Inc ("SaBAM")

SaBAM seeks to attain this objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and derivative securities.

MONEY MARKET TRUST
Subadviser: MFC Global Investment Management (U.S.A.) Limited ("MFC")

Not subject to 80% rule.

THE INDEX TRUSTS
MFC Global Investment Management (U.S.A.) Limited ("MFC")

SMALL CAP INDEX TRUST

The Small Cap Index Trust invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in (a) the common stocks that are included in the Russell 2000 Index and (b) securities (which may or may not be included in the Russell 2000 Index) that MFC believes as a group will behave in a manner similar to the index.

INTERNATIONAL INDEX TRUST

The International Index Trust invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in (a) the common stocks that are included in the MSCI EAFE Index and (b) securities (which may or may not be included in the MSCI EAFE Index) that MFC believes as a group will behave in a manner similar to the index.

MID CAP INDEX TRUST

The Mid Cap Index Trust invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in (a) the common stocks that are included in the S&P 400 Index and (b) securities (which may or may not be included in the S&P 400 Index) that MFC believes as a group will behave in a manner similar to the index.

TOTAL STOCK MARKET INDEX TRUST

The Total Stock Markey Index Trust invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in (a) the common stocks that are included in the Wilshire 5000 Index and (b) securities (which may or may not be included in the Wilshire 5000 Index) that MFC believes as a group will behave in a manner similar to the index.

500 INDEX TRUST

The 500 Index Trust invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in (a) the common stocks that are included in the S&P 500 Index and (b) securities (which may or may not be included in the S&P 500 Index) that MFC believes as a group will behave in a manner similar to the index.

LIFESTYLE TRUSTS
MFC Global Investment Management (U.S.A.) Limited ("MFC")

Not subject to 80% rule.

SMALL-MID CAP GROWTH TRUST

The portfolio will invest, under normal market conditions, at least 80% of its assets (plus any borrowings for investment purposes) in securities of small to mid capitalization sized companies, currently defined as companies with $2 billion to $10 billion in market capitalization at the time of purchase by the portfolio.

SMALL-MID CAP TRUST

Kayne Anderson Rudnick pursues this investment objective by investing, under normal market conditions, at least 80% of the portfolio's assets (plus any borrowings for investment purposes) in small and mid cap companies. (Small and mid cap companies are companies whose market cap does not exceed the market cap of the largest company included in the Russell 2500 Index at the time of purchase by the portfolio.)

INTERNATIONAL EQUITY SELECT TRUST

Lazard seeks to obtain this investment objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in equity securities.

SELECT GROWTH TRUST

Not subject to the 80% rule.

GLOBAL EQUITY SELECT TRUST

Lazard seeks to obtain this investment objective by investing, under normal market conditions, at least 80% of the portfolios net assets (plus any borrowings for investment purposes) in equity securities.

CORE VALUE TRUST

Not subject to the 80% rule.

HIGH GRADE BOND TRUST

Allegiance seeks to attain the portfolio's investment objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in investment grade, fixed income securities of varying maturities.

                               PORTFOLIO TURNOVER

         The annual rate of portfolio turnover will normally differ for each portfolio and may vary from year to year as well as within a year. A high rate of portfolio turnover (100% or more) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the portfolio. No portfolio turnover rate can be calculated for the Money Market Trust due to the short maturities of the instruments purchased. Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the portfolio's securities. (Excluded from the computation are all securities, including options, with maturities at the time of acquisition of one year or less). The portfolio turnover rates for the portfolios of the Trust for the years ended December 31, 2001, and 2002 were as follows:

            PORTFOLIO                                                       2001                      2002
----------------------------------                                         ------                     ----
Internet Technologies Trust                                                 70%                        47%
Pacific Rim Emerging Markets Trust                                          76%                        28%
Science & Technology Trust                                                 144%                        59%
International Small Cap Trust                                              721%                       501%
Health Sciences Trust                                                       81%(A)                     55%
Aggressive Growth Trust                                                     96%                       104%
Emerging Small Company Trust                                                48%                        35%

Small Company Blend Trust                                                   39%                       48%
Dynamic Growth Trust                                                       180%                      165%
Mid Cap Stock Trust                                                        170%                      128%
All Cap Growth Trust                                                        69%                       80%
Financial Services Trust                                                    53%(A)                    34%
Overseas Trust                                                             100%                       81%
International Stock Trust                                                   31%                       78%
International Value Trust                                                   33%                       26%
Capital Appreciation Trust                                                 102%                       67%
Strategic Opportunities Trust                                              260%                      229%
Quantitative Mid Cap Trust                                                 320%(A)                   273%
Global Equity Trust                                                        156%                       92%
Strategic Growth Trust                                                     107%(A)                    91%
All Cap Core Trust (formerly Growth Trust)                                 121%                      153%
Large Cap Growth Trust                                                     123%                       92%
All Cap Value Trust                                                        194%(A)                    31%
Capital Opportunities Trust                                                 86%(A)                   109%
Quantitative Equity Trust                                                  111%                      152%
Blue Chip Growth Trust                                                      48%                       39%
Utilities Trust                                                             81%(A)                    89%
Real Estate Securities Trust                                               116%                       74%
Small Company Value Trust                                                  119%                       19%
Mid Cap Value Trust                                                         23%(A)                    24%
Value Trust                                                                 27%                       52%
Equity Index Trust                                                           5%                        4%
Global Allocation Trust                                                     25%                       18%
Fundamental Value Trust                                                     16%(A)                    19%
Growth & Income Trust                                                       24%                       40%
U.S. Large Cap Value Trust                                                  38%                       42%
Equity-Income Trust                                                         19%                       18%
Income & Value Trust                                                        70%                       61%
Balanced Trust                                                             119%                      153%
High Yield Trust                                                            64%                       53%
Strategic Bond Trust                                                        85%                       86%
Global Bond Trust                                                          527%                      439%
Total Return Trust                                                         439%                      381%
Investment Quality Bond Trust                                               50%                       46%
Diversified Bond Trust                                                     140%                       83%
U.S. Government Securities Trust                                            41%                       19%

           PORTFOLIO                                                        2001                     2002
---------------------------------                                          ------                    ----
Money Market Trust                                                          N/A                       N/A
Small Cap Index Trust                                                       32%                       57%
International Index Trust                                                   12%                        7%
Mid Cap Index Trust                                                         32%                       20%
Total Stock Market Index Trust                                               7%                        4%
500 Index Trust                                                              1%                        6%
Lifestyle Aggressive 1000 Trust                                             82%                       90%
Lifestyle Growth 820 Trust                                                  84%                      117%
Lifestyle Balanced 640 Trust                                                71%                      114%
Lifestyle Moderate 460 Trust                                                84%                      113%
Lifestyle Conservative 260 Trust                                            38%                       69%
Small-Mid Cap Growth Trust                                                 194%(B)                   226%
Small-Mid Cap Trust                                                         33%(B)                     6%
International Equity Select Trust                                            7%(B)                     5%
Select Growth Trust                                                         54%(B)                    49%
Global Equity Select Trust                                                   0%(B)                    18%
Core Value Trust                                                            35%(B)                    51%
High Grade Bond Trust                                                      353%(B)                   290%

(A) Annualized - For the period April 30, 2001 (commencement of operations) to December 31, 2001.

(B) Annualized - For the period July 16, 2001 (commencement of operations) to December 31, 2001.

         Prior rates of portfolio turnover do not provide an accurate guide as to what the rate will be in any future year, and prior rates are not a limiting factor when it is deemed appropriate to purchase or sell securities for a portfolio.

                             MANAGEMENT OF THE TRUST

The Trustees and officers of the Trust, together with information as to their principal occupations during the past five years, are listed below. Each Trustee and officer oversees all Trust portfolios (currently, there are [75] portfolios).

                             DISINTERESTED TRUSTEES

                                POSITION WITH                             PRINCIPAL OCCUPATION
NAME, ADDRESS AND AGE             THE TRUST                              DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------
Don B. Allen                    Trustee                  Former Senior Lecturer, William E. Simon Graduate
73 Tremont Street                                        School of Business Administration, University of
Boston, MA 02108                                         Rochester (Retired 2000).
Age: 74                         (since 1985)
--------------------------------------------------------------------------------------------------------------
Charles L. Bardelis             Trustee                  President and Executive Officer, Island Commuter
73 Tremont Street                                        Corp. (Marine Transport).
Boston, MA 02108
Age: 61                         (since 1988)
--------------------------------------------------------------------------------------------------------------
Samuel Hoar                     Trustee                  Senior Mediator, Arbitrator, Regional Manager,
                                                         JAMS, LLC, August 1999 to date; Senior Mediator,
73 Tremont Street                                        Arbitrator, Regional Director of Professional
Boston, MA 02108                (since 1989)             Services, J.A.M.S./Endispute, Inc., June 1994 to
Age: 75                                                  August 1999.
--------------------------------------------------------------------------------------------------------------
F. David Rolwing                Trustee                  Former Chairman, President and CEO, Montgomery
73 Tremont Street                                        Mutual Insurance Company, 1991 to 1999. (Retired
Boston, MA 02108                                         1999).
Age: 68                         (since 1997*)
--------------------------------------------------------------------------------------------------------------

*Prior to 1997, Mr. Rolwing was a Trustee of Manulife Series Fund, Inc. which merged into the Trust on December 31, 1996.

          TRUSTEES AFFILIATED WITH THE TRUST AND OFFICERS OF THE TRUST

--------------------------------------------------------------------------------------------------------------------
                                        Position
                                          with                                Principal Occupation
 Name, Address and Age                  the Trust                             During Past Five Years
--------------------------------------------------------------------------------------------------------------------
John D. DesPrez III#                  Trustee                Chairman and President, The Manufacturers Life
                                                             Insurance Company (U.S.A.), Executive Vice President,
73 Tremont Street                     (since 2000)           U.S. Operations, Manulife Financial, January 1999 to
Boston, MA 02108                                             date;

Age: 46                                                      President, The Manufacturers Life Insurance Company of
                                                             North America; Senior Vice President, US Annuities,
                                                             Manulife Financial, September 1996 to January , 1999;

                                                             Vice President, Mutual Funds, Manulife Financial,
                                                             January 1995 to September 1996.

John D. Richardson#                   Chairman of            Retired; Former Senior Executive Vice President, U.S.
                                      the Board of           Operations, Manulife Financial, January 1999 March 2002
200 Bloor Street East                 Trustees               (Retired, March, 2002);
Toronto, Ontario, Canada              (since 1997)           Executive Vice President and General Manager, U.S.

M4W 1E5                                                      Operations, Manulife Financial, January 1995 to January
                                                             1999.

Age: 64
                                                             Director of Manulife Financial Corporation, a publicly
                                                             traded company and the ultimate parent of the adviser.
--------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
John R. Ostler*                        Treasurer             Vice President and Chief Financial Officer, U.S.
                                                             Operations, The Manufacturers Life Insurance Company,
200 Bloor Street East                                        October 1, 2000 to present;
Toronto, Ontario, Canada              (since 2000)
M4W 1E5                                                      Vice President and Corporate Actuary, The Manufacturers
Age: 50                                                      Life Insurance Company, March 1998 to September 2000;

                                                             Vice President & CFO U.S. Individual Insurance, The
                                                             Manufacturers Life Insurance Company, 1992 to March
                                                             1998;

                                                             Vice President, U.S. Insurance Products, The
                                                             Manufacturers Life Insurance Company, 1990 - 1992;

                                                             Assistant Vice President & Pricing Actuary, U.S.
                                                             Insurance, The Manufacturers Life Insurance Company,
                                                             1988-1990.
------------------------------------------------------------------------------------------------------------------------------
James D. Gallagher*                   President              Executive Vice President, The Manufacturers Life
                                                             Insurance Company (U.S.A.), January 1996 to present;
                                      (since 2001)
73 Tremont Street
Boston, MA 02108                                             President, The Manufacturers Life Insurance Company of
Age: 48                                                      New York, August 1999 to present;

                                                             Vice President, Secretary and General Counsel, The
                                                             Manufacturers Life Insurance Company of North America,
                                                             June 1994 to date.

Andrew Corselli                       Secretary              Assistant Vice President and Senior Counsel, U.S. Operations
                                                             Law Department, Manulife Financial, March 2001 to date; The
73 Tremont Street                     (since 2002)           Prudential Insurance Company of America, Assistant General
                                                             Counsel & Chief of Litigation, June 1988 to June, 2000
Boston, MA 02108

Age: 56
------------------------------------------------------------------------------------------------------------------------------

#Trustee who is an "interested person," as defined in the 1940 Act, due to his position with Manulife Financial Corporation (or its affiliates), the ultimate controlling parent of the investment adviser.

*Affiliated with the investment adviser.

Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his successor is duly elected and qualified or until he dies, retires, resigns, is removed or becomes disqualified.

DUTIES AND COMPENSATION OF TRUSTEES

         The Trust is organized as a Massachusetts business trust. Under the Trust's Declaration of Trust, the Trustees are responsible for managing the affairs of the Trust, including the appointment of advisers and subadvisers. The Trustees may appoint officers of the Trust who assist in managing the day-to-day affairs of the Trust.

         The Board of Trustees met four times during the Trust's last fiscal year. The Board also has a standing Audit Committee composed of all of the disinterested Trustees. The Audit Committee met two times during the Trust's last fiscal year to review the internal and external accounting and auditing procedures of the Trust and, among other things, to consider the selection of independent accountants for the Trust, approve all significant services proposed to be performed by its independent accountants and to consider the possible effect of such services on their independence. The Board of Trustees also has a Nominating Committee composed of all of the disinterested Trustees. The Nominating Committee did not meet to consider any candidates during the last fiscal year. The Nominating Committee will consider nominees recommended by contract owners investing in the Trust. Nominations should be forward to the attention of the Secretary of the Trust at 73 Tremont Street, Boston, MA 02108.

         The Trust does not pay any remuneration to its Trustees who are officers or employees of the Adviser or its affiliates. Trustees not so affiliated receive an annual retainer of $55,000, a fee of $7,500 for each quarterly meeting of the Trustees that they attend in person and a fee of $3,750 per day for attending any duly constituted in person meeting of the Trustees, other than a quarterly meeting. Trustees are reimbursed for travel and other out-of-pocket expenses. The officers listed above are furnished to the Trust pursuant to the Advisory Agreement described below and receive no compensation from the Trust. These officers spend only a portion of their time on the affairs of the Trust.

                              COMPENSATION TABLE**

                                                                              TOTAL COMPENSATION FROM TRUST
 NAMES OF PERSON, POSITION            AGGREGATE COMPENSATION FROM                 COMPLEX FOR PRIOR FISCAL
                                      TRUST FOR PRIOR FISCAL YEAR*                      YEAR*#
-----------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES
-----------------------------------------------------------------------------------------------------------
Don B. Allen, Trustee                           $80,000                                 $80,000
-----------------------------------------------------------------------------------------------------------
Charles L. Bardelis, Trustee                    $80,000                                 $80,000
-----------------------------------------------------------------------------------------------------------
Samuel Hoar, Trustee                                                                    $80,000
                                                $80,000
-----------------------------------------------------------------------------------------------------------
F. David Rolwing, Trustee                       $80,000                                 $80,000
-----------------------------------------------------------------------------------------------------------
TRUSTEES AFFILIATED WITH THE
INVESTMENT ADVISER
-----------------------------------------------------------------------------------------------------------
John D. DesPrez, Trustee                        $     0                                 $     0
-----------------------------------------------------------------------------------------------------------
John D. Richardson, Trustee                     $     0                                 $     0
-----------------------------------------------------------------------------------------------------------

*Compensation received for services as Trustee.

#Trust Complex includes all portfolios of the Trust.

**The Trust does not have a pension or retirement plan for any of its Trustees or officers.

                      TRUSTEE OWNERSHIP OF TRUST PORTFOLIOS

     The table below lists the amount of securities of each Trust portfolio beneficially owned by each Trustee as of December 31, 2002. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest. Please note that exact dollar amounts of securities held are not listed. Rather, ownership is listed based on the following table:

A - $0

B - $1 up to and including $10,000

C - $10,001 up to and including $50,000

D - $50,001 up to and including $100,000

E - $100,001 or more

                                                                                                    TRUSTEES AFFILIATED WITH
                                                     INDEPENDENT TRUSTEES                            THE INVESTMENT ADVISER
------------------------------------------------------------------------------------------------------------------------------
                                      Don B.     Charles L.                     F.David            John D.        John D.
          Trust Portfolio             Allen       Bardelis      Samuel Hoar     Rolwing           Richardson    DesPrez, III
------------------------------------------------------------------------------------------------------------------------------
Internet Technologies Trust             A            A               A             A                  A              A

Pacific Rim Emerging Markets Trust      A            A               A             A                  A              A

Science and Technology Trust            B            A               A             A                  A              A

International Small Cap Trust           B            A               A             A                  A              A

Health Sciences Trust                   A            A               A             A                  A              A

Aggressive Growth Trust                 A            A               A             A                  A              A

Emerging Small Company Trust            A            A               A             C                  A              A

Small Company Blend Trust               B            A               A             A                  A              A
-------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                      Don B.     Charles L.                     F.David            John D.        John D.
          Trust Portfolio             Allen       Bardelis      Samuel Hoar     Rolwing           Richardson    DesPrez, III
------------------------------------------------------------------------------------------------------------------------------
Mid Cap Stock Trust                     A            A               A             A                  A              A

All Cap Growth Trust                    B            A               A             A                  A              A

Financial Services Trust                A            A               A             A                  A              A

Overseas Trust                          A            A               A             A                  A              A

International Stock Trust               A            A               A             B                  A              A

International Value Trust               A            A               A             A                  A              A

Capital Appreciation Trust              A            A               A             A                  A              A

Strategic Opportunities Trust           B            A               A             A                  A              A

Quantitative Mid Cap Trust              A            A               A             C                  A              A

Mid-Cap Blend Trust                     A            A               A             A                  A              A

Global Equity Trust                     A            A               A             A                  A              A

Strategic Growth Trust                  A            A               A             A                  A              A

All Cap Core Trust (formerly            A            A               A             A                  A              A
Growth Trust)

Large Cap Growth Trust                  A            A               A             A                  A              A

All Cap Value Trust                     A            B               A             A                  A              A

Capital Opportunities Trust             A            A               A             A                  A              A

Quantitative Equity Trust               B            A               A             C                  A              A

Blue Chip Equity Trust                  A            A               A             A                  A              A

Utilities Trust                         A            A               A             A                  A              A

Real Estate Securities Trust            A            C               A             C                  A              A

Small Company Value Trust               C            B               A             A                  A              A

Mid Cap Value Trust                     A            A               A             A                  A              A

Value Trust                             C            A               A             A                  A              A

Equity Index Trust                      A            A               A             A                  A              A

Global Allocation Trust                 A            A               A             A                  A              A

Fundamental Value Trust                 A            A               A             A                  A              A

Growth & Income Trust                   B            A               A             A                  A              A

U.S. Large Cap Value Trust              A            A               A             A                  A              A

Equity-Income Trust                     A            A               A             A                  A              A

Income & Value Trust                    A            A               A             A                  A              A

Balanced Trust                          A            A               A             C                  A              A

High Yield Trust                        A            A               A             A                  A              A

Strategic Bond Trust                    A            A               A             A                  A              A

Global Bond Trust                       A            A               A             A                  A              A
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                      Don B.     Charles L.                     F.David            John D.        John D.
          Trust Portfolio             Allen       Bardelis      Samuel Hoar     Rolwing           Richardson    DesPrez, III
------------------------------------------------------------------------------------------------------------------------------
Investment Quality Bond Trust           A            A               A             A                  A              A

Diversified Bond Trust                  A            A               A             A                  A              A

U.S. Government Securities Trust        A            A               A             A                  A              A

Money Market Trust                      A            D               A             A                  A              A

Small Cap IndexTrust                    A            A               A             A                  A              A

Dynamic Growth                          B            A               A             A                  A              A

International Index Trust               A            A               A             A                  A              A

Mid Cap IndexTrust                      A            A               A             A                  A              A

Total Stock Market Index Trust          A            A               A             A                  A              A

500 Index Trust                         A            A               A             A                  A              E

Lifestyle Aggressive 1000 Trust         A            A               A             A                  A              A

Lifestyle Growth 820 Trust              A            A               A             A                  A              A

Lifestyle Balanced 640 Trust            A            A               A             A                  A              A

Lifestyle Moderate 460 Trust            A            A               A             A                  A              A

Lifestyle Conservative 280 Trust        A            A               A             A                  A              A

Small-Mid Cap Growth Trust              A            A               A             A                  A              A

Small-Mid Cap Trust                     A            A               A             A                  A              A

International Equity Select Trust       A            A               A             A                  A              A

Select Growth Trust                     A            A               A             A                  A              A

Global Equity Select Trust              A            A               A             A                  A              A

Core Value Trust                        A            A               A             A                  A              A

High Grade Bond Trust                   A            A               A             A                  A              A

ALL TRUST PORTFOLIOS                    E            E               A             E                  A              E
------------------------------------------------------------------------------------------------------------------------------

                       INVESTMENT MANAGEMENT ARRANGEMENTS

         The following information supplements the material appearing in the Prospectus under the caption "Management of the Trust." Copies of the Advisory and Subadvisory Agreements discussed below have been filed with and are available from the SEC.

         Information Regarding the Adviser. Manufacturers Securities Services, LLC ("MSS" or the "Adviser"), the successor to NASL Financial Services, Inc., is a Delaware limited liability corporation whose principal offices are located at 73 Tremont Street, Boston, Massachusetts 02108. The ultimate parent of MSS is Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. MSS is registered as an investment adviser under the Investment Advisers Act of 1940.

Approval of the Advisory Agreement and Subadvisory Agreements.

         The Advisory Agreement was initially approved by the Trustees on March 26, 1999 and by the shareholders on April 27, 1999. Each Subadvisory Agreement (except those described below under "The Subadvisory Agreements") were initially approved by the Trustees on September 28, 1995, and by the shareholders of the portfolios on December 5, 1995. These subadvisory agreement approvals occurred in connection with the change of control of MSS as a result of the merger of North American Life Assurance Company, the then ultimate controlling parent of MSS, with Manulife Financial on January 1, 1996.

         Appointment of Fred Alger Management, Inc. and Founders Asset Management, Inc.

         On December 15, 1995, the Trustees appointed the following new subadvisers:

- Fred Alger Management, Inc. ("Alger") pursuant to a new subadvisory agreement (the "Alger Subadvisory Agreement") to manage the Small/Mid Cap Trust, and

- Founders Asset Management, Inc. ("Founders") pursuant to a new subadvisory agreement (the "Founders Subadvisory Agreement") to manage the International Small Cap Trust.

Both such Subadvisory Agreements to provide for the management of the Small/Mid Cap Trust and the International Small Cap Trust, were approved by the Trustees, including a majority of the Trustees who are not parties to these agreements or interested persons of any party to such agreements on December 15, 1995. Both such Subadvisory Agreements were approved by the sole shareholder of the Small/Mid Cap Trust and International Small Cap Trust on March 1, 1996.

         October 1, 1996 Subadviser Resignations

         Effective October 1, 1996, the following subadvisers resigned their positions as subadviser to the stated portfolios:

- Oechsle International Advisors, LLC ("Oechsle International") as subadviser to the Global Equity Trust,

-    Wellington Management Company, LLP as subadviser to the Money Market Trust,

- Goldman Sachs Asset Management as subadviser to the Equity-Income Trust (formerly, the Value Equity Trust), and

- Roger Engemann Management Co., Inc. as subadviser to the Blue Chip Growth Trust (formerly, the Pasadena Growth Trust).

         On September 27, 1996, the Trustees then appointed the following new subadvisers:

- Founders Asset Management, Inc.("Founders") pursuant to a new subadvisory agreement ("Founders Subadvisory Agreement") to manage the Balanced and Worldwide Growth Trusts,

- Morgan Stanley Asset Management Inc. ("MSAM") pursuant to a new subadvisory agreement ("MSAM Subadvisory Agreement") to manage the Global Equity Trust,

- T. Rowe Price Associates, Inc. ("T. Rowe Price") pursuant to a new subadvisory agreement ("T. Rowe Price Subadvisory Agreement") to manage the Blue Chip Growth and Equity-Income Trusts, and

- Manufacturers Adviser Corporation ("MFC") pursuant to a new subadvisory agreement ("MFC Subadvisory Agreement") to manage the Money Market Trust as well as the Pacific Rim Emerging Markets, Real Estate Securities, Quantitative Equity, Capital Growth Bond and Equity Index Trusts.

All such Subadvisory Agreements were approved by the Trustees, including a majority of the Trustees who are not parties to the agreements or interested persons of any party to such agreements, on September 27, 1996 (with an effective date of October 1, 1996) and by the shareholders of the respective portfolios on December 20, 1996.

         New Subadvisers for New Portfolios

         On September 27, 1996, the Trustees also appointed the following new subadvisers:

- T. Rowe Price pursuant to the T. Rowe Price Subadvisory Agreement to manage the Science and Technology Trust,

- Miller Anderson & Sherrerd, LLP ("MAS") pursuant to a new subadvisory agreement ("MAS Subadvisory Agreement") to manage the Value and High Yield Trusts,

- Warburg Pincus Asset Management, Inc. ("Warburg") pursuant to a new subadvisory agreement ("Warburg Subadvisory Agreement") to manage the Emerging Small Company Trust (formerly, the Emerging Growth Trust),

- T. Rowe Price International, Inc., formerly, known as Rowe Price-Fleming International, Inc. ("T. Rowe Price") pursuant to a new subadvisory agreement ("T. Rowe Price International Subadvisory Agreement") to manage the International Stock Trust, and

- Pilgrim Baxter & Associates, Ltd. ("PBA") pursuant to a new subadvisory agreement ("PBA Subadvisory Agreement") to manage the Pilgrim Baxter Growth Trust.

Such Subadvisory Agreements and amendments to the Advisory Agreement, to provide for the management of the newly-established portfolios, were approved by the Trustees, including a majority of the Trustees who are not parties to the agreements or interested persons of any party to such agreements, on September 27, 1996 and by the sole shareholder of each portfolio on January 1, 1997.

         Appointment of MFC to Manage the Lifestyle Portfolios

         On December 13, 1996, the Trustees appointed MFC pursuant to the amended MFC Subadvisory Agreement to also manage each of the Lifestyle portfolios. The amended MFC Subadvisory Agreement was approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on December 13, 1996. The amended MFC Subadvisory Agreement was approved by the sole shareholder of each of the Lifestyle Trusts on January 1, 1997.

         Appointment of Rosenberg Institutional Equity Management to Manage the Small Company Value Trust

         On September 26, 1997, the Trustees appointed Rosenberg Institutional Equity Management ("Rosenberg") to manage the Small Company Value Trust pursuant to a new subadvisory agreement (the "Rosenberg Subadvisory Agreement"). The Rosenberg Subadvisory Agreement and an amendment to the Advisory Agreement, both to provide for the management of the Small Company Value Trust were approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on September 26, 1997. The Rosenberg Subadvisory Agreement was approved by the sole shareholder of the Small Company Value Trust on September 30, 1997.

         Change of Control of Salomon Brothers Asset Management Inc

On November 17, 1997, the Trustees appointed Salomon Brothers Asset Management Inc ("SaBAM") pursuant to a new subadvisory agreement ("SaBAM Subadvisory Agreement") to manage the U.S. Government Securities and Strategic Bond Trusts effective upon the change of control of SaBAM with Travelers becoming the ultimate parent company of SaBAM. This change of control occurred on November 28, 1997. In addition, on November 17, 1997 the Trustees approved a new subadvisory consulting agreement with Salomon Brothers Asset Management Limited ("SaBAM Limited") ("Subadvisory Consulting Agreement") to provide certain advisory services to SaBAM with regard to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Strategic Bond Trust. The SaBAM Subadvisory Agreement and Subadvisory Consulting Agreement were approved by the Trustees, including a majority of the Trustees who are not parties to the agreements or interested persons of any party to such agreements, on November 17, 1997. SaBAM had previously managed the U.S. Government Securities and Strategic Bond Trusts pursuant to a Subadvisory Agreement dated January 1, 1996. SaBAM Limited had previously provided certain advisory services to SaBAM with regard to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Strategic Bond Trust pursuant to a Subadvisory Consulting Agreement dated January 1, 1996.

         Change of Control of Founders Asset Management, Inc.

         On December 11, 1997, the Trustees appointed Founders Asset Management LLC ("Founders") pursuant to a new subadvisory agreement (the "Founders Subadvisory Agreement") to manage the International Small Cap, Growth, Worldwide Growth and Balanced Trusts, effective upon the merger of Founders Asset Management, Inc. with and into Founders Asset Management LLC which occurred on April 4, 1998. The Founders Subadvisory Agreement was approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on December 11, 1997. Founders Asset Management, Inc., previously managed these Trusts pursuant to a Subadvisory Agreement dated January 4, 1996, as amended June 20, 1996 and December 31, 1996.

         Change of Control of Oechsle International Advisors, L.P.

         On June 29, 1998, the Trustees appointed Oechsle International Advisors, LLC ("Oechsle LLC") pursuant to a new subadvisory agreement (the "Oechsle LLC Subadvisory Agreement") to manage the Global Government Bond Trust. The Oechsle LLC Subadvisory Agreement was approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on June 29, 1998, effective upon the reorganized and recapitalized Oechsle International Advisors, L.P. which occurred on October 8, 1998. Oechsle International Advisors, L.P. previously managed the Global Government Bond Trust pursuant to a Subadvisory Agreement dated January 1, 1996.

         Change of Control of Rosenberg Institutional Equity Management

On December 17, 1998, the Trustees appointed AXA Rosenberg Investment Management LLC ("AXA Rosenberg") pursuant to a new subadvisory agreement ("AXA Rosenberg Subadvisory Agreement") to manage the Small Company Value Trust. The AXA Rosenberg Subadvisory Agreement was approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on December 17, 1998, effective upon the succession of the business and affairs of Rosenberg Institutional Equity Management to AXA Rosenberg Investment Management LLC, which occurred on January 1, 1999. Rosenberg Institutional Equity Management previously managed the Small Company Value Trust pursuant to a Subadvisory Agreement dated October 1, 1997.

         Resignation/Termination of Certain Subadvisers Effective May 1, 1999

         Effective May 1, 1999, the following subadvisers have resigned from managing the portfolios indicated:

Fidelity Management Trust Company         Conservative Asset Allocation Trust

Fidelity Management Trust Company         Moderate Asset Allocation Trust

Founders Asset Management LLC             Growth Trust

Founders Asset Management LLC             Worldwide Growth Trust

J.P. Morgan Investment Management, Inc.   International Growth and Income Trust

Manufacturers Adviser Corporation         Capital Growth Bond Trust

Oechsle International Advisors, LLC       Global Government Bond Trust

Pilgrim Baxter & Associates, Ltd.         Pilgrim Baxter Growth Trust

Warburg Pincus Asset Management, Inc.     Emerging Small Company Trust

         Effective May 1, 1999, the subadvisory agreement with Fred Alger Management, Inc. relating to the Small/Mid Cap Trust (now the Mid Cap Growth Trust) was terminated.

         New Subadvisers to Manage Certain Portfolios Effective May 1, 1999

         On March 26, 1999, the Trustees made the following appointments:

     - A I M Capital Management, Inc. was appointed, pursuant to a new subadvisory agreement, to manage:

         Mid Cap Growth Trust (formerly, the Small/Mid Cap Trust), Aggressive Growth Trust (formerly, the Pilgrim Baxter Growth Trust)

- Capital Guardian Trust Company was appointed, pursuant to a new subadvisory agreement, to manage:

         Small Company Blend Trust
         U.S. Large Cap Value Trust
         Income & Value Trust (formerly the Moderate Asset Allocation Trust)

         Diversified Bond Trust (formerly the Conservative Asset Allocation
         Trust)

- Fidelity Management Trust Company was appointed, pursuant to a new subadvisory agreement, to manage the Overseas Trust and the Large Cap Growth Trust. On April 30, 2001, Fidelity Management & Research Company
     (FMR) assumed responsibility for management of these Trusts and the Strategic Opportunities Trust from Fidelity Management Trust Company.

- Franklin Advisers, Inc. was appointed, pursuant to a new subadvisory agreement, to manage the Emerging Small Company Trust.

- Pacific Investment Management Company (PIMCO) was appointed, pursuant to a new subadvisory agreement, to manage:

         Global Bond Trust (formerly, the Global Government Bond Trust) Total Return Trust

- State Street Global Advisors was appointed, pursuant to a new subadvisory agreement, to manage the Growth Trust.

- Templeton Investment Counsel, Inc. was appointed, pursuant to a new subadvisory agreement, to manage the International Value Trust.

- Wellington Management Company, LLP was appointed, pursuant to a new subadvisory agreement, to manage the Mid Cap Stock Trust.

Such Subadvisory Agreements to provide for the management of the newly-established portfolios, were approved by the Trustees, including a majority of the Trustees who are not parties to the agreements or interested persons of any party to such agreements, on March 26, 1999 and by the sole shareholder of each portfolio on May 1, 1999.

         Appointment of SSgA as Subadviser Consultant for the Lifestyle Trusts Effective May 1, 2000

         On December 16, 1999, the Trustees appointed SSgA pursuant to a new subadvisory consulting agreement ("SSgA Subadvisory Consulting Agreement") between MFC and SSgA to provide MFC subadvisory consulting services in the management of the Lifestyle Trusts. The SSgA Subadvisory Consulting Agreement was approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on December 16, 1999, effective May 1, 2000, subject to the approval of shareholders of the applicable Lifestyle Trust.

         Change of Control of Rowe Price-Fleming International, Inc.

         On June 22, 2000, the Trustees appointed T. Rowe Price International, Inc. ("T. Rowe International") pursuant to a new subadvisory agreement ("T. Rowe International Subadvisory Agreement") to manage the International Stock Trust. The T. Rowe International Subadvisory Agreement was approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on June 22, 2000, effective upon the purchase by T. Rowe Price of the 50% joint venture interest in Rowe Price-Fleming International, Inc. owned by Robert Fleming Holdings Limited, which occurred on August 8, 2000. Rowe Price-Fleming International, Inc. previously managed the International Stock Trust pursuant to a Subadvisory Agreement dated December 31, 1996.

         Appointment of Jennison Associates, LLC to Manage the Capital Appreciation Trust

         On September 28, 2000, the Trustees appointed Jennison Associates, LLC ("Jennison") to manage the Capital Appreciation Trust pursuant to a new subadvisory agreement (the "Jennison Subadvisory Agreement"). The Jennison Subadvisory Agreement and an amendment to the Advisory Agreement, both to provide for the management of the Capital Appreciation Trust were approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on September 29, 2000. The Jennison Subadvisory Agreement was approved by the sole shareholder of the Capital Appreciation Trust on November 1, 2000.

         Resignation/Termination of Certain Subadvisers Effective April 30, 2001

         Effective April 30, 2001, the following subadvisers have resigned from managing the portfolios indicated:

AXA Rosenberg Investment Management LLC             Small Company Value Trust

Morgan Stanley Asset Management                     Global Equity Trust

Manufacturers Adviser Corporation                   Real Estate Securities Trust

         New Subadvisers to Manage Certain Portfolios Effective April 30, 2001

         On April 5 and 6, 2001, the Trustees made the following appointments:

    - Cohen & Steers Capital Management, Inc. was appointed, pursuant to a new subadvisory agreement, to manage:

         Real Estate Securities Trust

    - Davis Advisers was appointed, pursuant to a new subadvisory agreement, to manage:

         Financial Services Trust
         Fundamental Value Trust

    - The Dreyfus Corporation was appointed, pursuant to a new subadvisory agreement, to manage:

         All Cap Value Trust

    - INVESCO Funds Group, Inc. was appointed, pursuant to a new subadvisory agreement, to manage:

         Telecommunications Trust
         Mid Cap Growth Trust

    - Lord, Abbett & Co. was appointed, pursuant to a new subadvisory agreement, to manage:

         Mid Cap Value Trust

    - Manufacturers Adviser Corporation was appointed, pursuant to an amendment to its existing subadvisory agreement, to manage Quantitative Mid Cap Trust. If approved by shareholders, MFC will also manage the Balanced Trust effective May 4, 2001.

    - Massachusetts Financial Services Company was appointed, pursuant to a new subadvisory agreement, to manage:

         Strategic Growth Trust
         Capital Opportunities Trust
         Utilities Trust

    - Putnam Investment Management, Inc. was appointed, pursuant to a new subadvisory agreement, to manage:

         Mid Cap Opportunities Trust
         Global Equity Trust

    - T. Rowe Price Associates, Inc. was appointed, pursuant to an amendment to its existing subadvisory agreement, to manage:

         Small Company Value Trust

         New Subadvisers to Manage Certain Portfolios Effective July 16, 2001

         On June 28-29, 2001, the Trustees made the following appointments:

    - Allegiance Capital, Inc. was appointed, pursuant to a new subadvisory agreement, to manage:

         High Grade Bond Trust

    - Kayne Anderson Rudnick Investment Management, LLC was appointed, pursuant to a new subadvisory agreement, to manage:

         Small-Mid Cap Trust

    - Lazard Asset Management was appointed, pursuant to a new subadvisory agreement, to manage:

         International Equity Select Trust
         Global Equity Select Trust

    - NavellierManagement, Inc. was appointed, pursuant to a new subadvisory agreement, to manage:

         Small-Mid Cap Growth Trust

    - Rorer Asset Management, LLC was appointed, pursuant to a new subadvisory agreement, to manage:

         Core Value Trust

    - Roxbury Capital Management, LLC was appointed, pursuant to a new subadvisory agreement, to manage:

         Select Growth Trust

         Subadviser Changes Effective November 25, 2002

         On September 27, 2002, the Board of Trustees of the Trust approved the following subadviser changes effective November 25, 2002:

-----------------------------------------------------------------------------------------------------------------
        Portfolio                                Current Subadviser                 Proposed New Subadviser
-----------------------------------------------------------------------------------------------------------------
Real Estate Securities Trust              Cohen & Steers Management, Inc          Deutsche Asset Management, Inc.
Dynamic Growth Trust                      Janus Capital Management LLC            Deutsche Asset Management, Inc.
Growth Trust                              SSgA Funds Management, Inc.             Deutsche Asset Management, Inc.
International Stock Trust                 T. Rowe Price International, Inc.       Deutsche Asset Management
                                                                                  Investment Services Ltd.

-----------------------------------------------------------------------------------------------------------------

In addition, the Board also approved replacing SSgA Funds Management, Inc. as sub-subadviser to the Lifestyle Trusts with Deutsche Asset Management, Inc. effective November 25, 2002. MFC Global Fund Management (U.S.A.) Limited will continue as subadviser to the Lifestyle Trusts.

The Board also approved changing the name of the Growth Trust to All Cap Core Trust and changing the portfolios investment policies to investing in equity securities of all asset classes (small, mid and large cap) focusing primarily on those stocks within the Russell 3000 index.

         Changes Effective May 1, 2003

                  Subadviser Changes

         On April 2, 2003, the Board of Trustees of the Trust approved the following subadviser changes effective May 1, 2003:

--------------------------------------------------------------------------------------------------------------------
        Portfolio                             Current Subadviser                      Proposed New Subadviser
--------------------------------------------------------------------------------------------------------------------
High Yield Trust                          Miller Anderson                         Salomon Brothers Asset Management
                                                                                  Inc.
All Cap Value Trust                       The Dreyfus Corporation                 Lord Abbett & Co.
International Small Cap Trust             Founders Asset Management LLC           Templeton Investment Counsel, Inc.

--------------------------------------------------------------------------------------------------------------------

         Portfolio Mergers

         On April 2, 2003, the Trustees approved the following mergers effective May 5, 2003.

Telecommunications Trust to merge into the Science & Technology Trust Internet Trust to merge into the Science & Technology Trust
Mid Cap Growth Trust to merge into the Dynamic Growth Trust
Mid Cap Opportunities Trust to merge into the Dynamic Growth Trust.

         New Portfolios

         On April 2, 2003, the Trustees made the following appointments:

    - Wellington Management Company, LLP. was appointed, pursuant to a new subadvisory agreement, to manage:

         Natural Resources Trust

    - Pacific Investment Management Company was appointed, pursuant to a new subadvisory agreement, to manage:

         Real Return Bond Trust

    - A I M Capital Management, Inc.. was appointed, pursuant to a new subadvisory agreement, to manage:

         Mid Cap Core Trust

    - Mecury Advisers was appointed, pursuant to a new subadvisory agreement, to manage:

         Large Cap Value Trust

    - MFC Global Investment Management (U.S.A.) Limited was appointed, pursuant to a new subadvisory agreement, to manage:

         Quantitative All Cap Trust
         Emerging Growth Trust

    - Salomon Brothers Asset Management Inc was appointed, pursuant to a new subadvisory agreement, to manage:

         Special Value Trust

    - Munder Capital Management was appointed, pursuant to a new subadvisory agreement, to manage:

         Small Cap Opportunities Trust


         New Portfolios

         On June 26, 2003, the Trustees made the following appointment:

    - Great Companies, L.L.C. was appointed, pursuant to a new subadvisory agreement, to manage:

         Great Companies - America Trust

THE ADVISORY AGREEMENT

         Duties of the Adviser and Expenses Paid by the Adviser. Under the terms of the Advisory Agreement, the Adviser administers the business and affairs of the Trust. The Adviser is responsible for performing or paying for various administrative services for the Trust, including providing at the Adviser's expense:

         - office space and all necessary office facilities and equipment, and

         - individuals who are directors, officers or employees of the Adviser to serve (if duly elected or appointed) as Trustees, President, Treasurer or Secretary of the Trust, without remuneration from or other cost to the Trust.

         The Adviser shall, at the Trust's expense, perform all administrative, compliance, financial, accounting, bookkeeping and recordkeeping functions, except for those functions that may be performed by a third party pursuant to a custodian, transfer agency or service agreement executed by the Trust. The Adviser shall also furnish to the Trust, at the Trust's expense, any personnel necessary for these functions.

         The Adviser pays the cost of any advertising or sales literature relating solely to the Trust, the cost of printing and mailing Prospectuses to persons other than current holders of Trust shares or of variable contracts funded by Trust shares.

         In addition to providing the services described above, the Adviser selects, contracts with, and compensates subadvisers to manage the investment and reinvestment of the assets of the Trust portfolios. The Adviser monitors the compliance of such subadvisers with the investment objectives and related policies of each portfolio, and reviews the performance of such subadvisers and reports periodically on such performance to the Trustees of the Trust.

                  Adviser Compensation. As compensation for its services, the Adviser receives a fee from the Trust computed separately for each portfolio. The fee for each portfolio is stated as an annual percentage of the current value of the net assets of such portfolio. The fee, which is accrued and paid daily, is calculated for each day by multiplying the daily equivalent of the annual percentage prescribed for a portfolio by the value of its net assets at the close of business on the previous business day of the Trust. The management fees each portfolio currently is obligated to pay the Adviser is as set forth in the Prospectus.

         For the years ended December 31, 2002, 2001 and 2000 the aggregate investment advisory fee paid by the Trust under the fee schedule then in effect, absent the expense limitation provision, was $126,026,937, $159,360,448 and $167,540,214 allocated among the portfolios as follows:

          PORTFOLIO                      2002          2001              2000
----------------------------------------------------------------------------------
Internet Technologies Trust          $   299,827   $   485,996      $   364,054(3)
Pacific Rim Emerging Markets Trust       416,583       569,417          826,869
Science & Technology Trust             4,665,496     9,777,934       16,814,048
International Small Cap Trust          1,256,297     2,047,647        3,416,149
Health Sciences Trust                    656,558       178,264(5)           N/A
Aggressive Growth Trust                2,266,076     3,333,853        3,154,189
Emerging Small Company Trust           3,336,408     4,812,040        6,154,952
Small Company Blend                    1,494,287     1,310,363          925,735
Dynamic Growth Trust                     948,024     1,333,584          654,785(3)
Mid Cap Stock Trust                    1,278,522     1,156,805          955,504
All Cap Growth Trust                   4,069,913     6,696,156        8,501,735
Financial Services Trust                 322,434        84,457(5)           N/A
Overseas Trust                         3,200,426     4,303,036        4,578,209
International Stock Trust              2,300,890     2,820,263        2,890,232
International Value Trust              2,139,146     1,754,852        1,329,316
Capital Appreciation Trust               445,057       219,568            7,738(4)
Strategic Opportunities Trust          5,384,080    10,518,817       13,403,289
Quantitative Mid Cap Trust               593,460       536,941(5)           N/A
Global Equity Trust                    3,315,325     5,441,314        6,643,175
Strategic Growth Trust                   829,861       341,869(5)           N/A
Growth Trust                           2,742,752     4,516,825        6,472,854
Large Cap Growth Trust                 3,423,377     4,373,161        4,542,483
All Cap Value Trust                      263,705        77,758(5)           N/A

            PORTFOLIO                   2002         2001             2000
-------------------------------------------------------------------------------
Capital Opportunities Trust            294,657      104,520(5)          N/A
Quantitative Equity Trust            2,089,973    3,549,317       3,773,024
Blue Chip Growth Trust               9,826,268   14,947,138      17,113,773
Utilities Trust                        164,770       75,125(5)          N/A
Real Estate Securities Trust         1,851,450    1,681,267       1,491,642
Small Company Value Trust            2,957,847    1,568,527       1,054,874
Mid Cap Value Trust                  1,457,860      228,711(5)          N/A
Value Trust                          2,118,815    2,384,288       1,196,810
Equity Index Trust                     224,244      263,993         299,575
Global Allocation Trust                539,276      536,962         269,753(3)
Fundamental Value Trust              1,374,382      330,440(5)          N/A
Growth & Income Trust               10,344,977   19,161,761      23,601,208
U.S. Large Cap Value Trust           3,733,512    3,973,517       2,878,247
Equity-Income Trust                  8,247,458    9,253,824       8,043,881
Income & Value Trust                 3,319,917    4,325,874       4,696,094
Balanced Trust                         878,703    1,380,116       1,849,965
High Yield Trust                     2,233,481    2,225,724       1,857,084
Strategic Bond Trust                 2,094,467    2,434,979       2,642,791
Global Bond Trust                      822,503      835,163         961,709
Total Return Trust                   6,101,938    4,137,218       2,398,611
Investment Quality Bond Trust        2,261,282    2,299,238       1,806,503
Diversified Bond Trust               1,986,097    1,817,049       1,526,414
U.S. Government Securities Trust     3,682,285    2,867,055       2,081,135
Money Market Trust                   5,570,401    6,098,304       4,545,400
Small Cap Index Trust                  226,496      217,964         113,868(3)
International Index Trust              213,457      260,680         171,991(3)
Mid Cap Index Trust                    333,250      228,135          81,707(3)
Total Stock Market Index Trust         257,467      335,107         176,988(3)
500 Index Trust                      2,771,998    3,685,814         709,970(3)
Lifestyle Aggressive 1000 Trust        124,563      106,769          61,577
Lifestyle Growth 820 Trust             427,852      329,528         187,730
Lifestyle Balanced 640 Trust           461,188      334,001         186,400
Lifestyle Moderate 460 Trust           183,153      127,899          75,949
Lifestyle Conservative 280 Trust       140,649       91,970          50,225
Small -Mid Cap Growth Trust             17,743       12,025(6)          N/A
Small-Mid Cap Trust                     92,013       14,149(6)          N/A
International Equity Select Trust       73,387       13,671(6)          N/A
Select Growth Trust                     19,368       12,265(6)          N/A
Global Equity Select Trust              24,651       13,995(6)          N/A
Core Value Trust                        21,594       13,152(6)          N/A
High Grade Bond Trust                   69,790       10,851(6)          N/A

(3) For the period May 1, 2000 (commencement of operations) to December 31,
2000.

(4) For the period November 1, 2000 (commencement of operations) to December 31, 2000.

(5) For the period April 30, 2001 (commencement of operations) to December 31, 2001.

(6) For the period July 16, 2001 (commencement of operations) to December 31, 2001.

THE SUBADVISORY AGREEMENTS

         Duties of the Subadvisers. Under the terms of each of the current subadvisory agreements, including the SaBAM Limited Consulting Agreement, the Deutsche Subadvisory Consulting Agreement and the FMR sub-subadvisory Agreement (collectively "Subadvisory Agreements"), the Subadviser manages the investment and reinvestment of the assets of the assigned portfolios, subject to the supervision of the Trust's Board of Trustees. (In the case of the SaBAM Limited Consulting Agreement, the Deutsche Subadvisory Consulting Agreement and the FMR Sub-subadvisory Agreement), the activities of the Subadviser are also subject to the supervision of SaBAM,

MAC and FMR, respectively.) The Subadviser formulates a continuous investment program for each such portfolio consistent with its investment objectives and policies outlined in the Prospectus. Each Subadviser implements such programs by purchases and sales of securities and regularly reports to the Adviser and the Board of Trustees of the Trust with respect to the implementation of such programs. (In the case of the Deutsche Subadvisory Consulting Agreement for the Lifestyle Trusts, Deutsche does not purchase and sell securities but rather provides information and services to MAC to assist MAC in this process as noted below.) Each Subadviser, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties, as well as administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of the assigned portfolios.

         The information and services Deutsche provides to MFC Global Investment Management (U.S.A.) Limited. ("MFC Global (U.S.A.)"pursuant to the Subadvisory Consulting Agreement for the Lifestyle Trusts are as follows:

a. Deutsche will provide MFC Global (U.S.A.) the following information and services as may be requested by MAC from time to time:








                   - calculate the probability that the subadvisers to the nonLifestyle Trust portfolios outperform their performance benchmarks;



                   - perform statistical performance analysis of historical manager returns for managers that MFC Global (U.S.A.) would like to include in its potential line up on a quarterly basis;



                   - using Deutsche's proprietary optimization technology, Deutsche will seek to optimize Lifestyle Trust investments consistent with the performance objective specified by the Subadviser (i.e. the probability of out-performing a benchmark, minimum shortfall relative to the benchmark, and specification of the benchmark for each Lifestyle Trust, and any constraints that MFC Global (U.S.A.) may specify on allocations to nonLifestyle Portfolios) on a quarterly basis;



                   - consult with MFC Global (U.S.A.) to explain proposed allocations on a quarterly basis and review past performance of the Lifestyle Trusts provided that Deutsche is given information on the performance of these Lifestyle Trusts and the actual allocations implemented.


         Subadvisory Fees. As compensation for their services, the Subadvisers receive fees from the Adviser computed separately for each portfolio. In respect of the two subadvisory consulting agreements, the subadvisory fees are paid by the Subadviser to the entity providing the consulting services as described below. The fee for each portfolio is stated as an annual percentage of the current value of the net assets of the portfolio. The fees are calculated on the basis of the average of all valuations of net assets of each portfolio made at the close of business on each business day of the Trust during the period for which such fees are paid. Once the average net assets of a portfolio exceed specified amounts, in the case of certain portfolios, the fee is reduced with respect to such excess.

         SaBAM Limited Subadvisory Consulting Agreement. The Prospectus refers to a subadvisory consulting agreement between SaBAM and SaBAM Limited which is subject to certain conditions as set forth in the Prospectus. Under that agreement SaBAM Limited provides certain investment advisory services to SaBAM relating to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Strategic Bond Trust.

                  Ownership of SaBAM Limited. SaBAM Limited is a wholly owned subsidiary of Salomon Brothers Europe Limited ("SBEL"). Salomon (International) Finance AG ("SIF") owns 100% of SBEL's Convertible Redeemable Preference Shares and 36.8% of SBEL's Ordinary Shares, while the remaining 63.2% of SBEL's Ordinary Shares are owned by Salomon Brothers Holding Company Inc. ("SBH"). SIF is wholly owned by SBH, which is, in turn, a wholly owned subsidiary of Salomon Smith Barney Holdings Inc.

                  Fee Paid to SaBAM Limited. SaBAM pays SaBAM Limited, as full compensation for all services provided under the subadvisory consulting agreement, a portion of its subadvisory fee. The amount paid to SaBAM Limited is equal to the fee payable under SaBAM's subadvisory agreement multiplied by the current value of the net assets of the portion of the assets of the Strategic Bond Trust that SaBAM Limited has been delegated to manage divided by the current value of the net assets of the portfolio. The Trust does not incur any expenses in connection with SaBAM Limited's services other than the advisory fee.

         DeAM Subadvisory Consulting Agreement for the Lifestyle Trusts. The Prospectus refers to a subadvisory consulting agreement between MFC Global (U.S.A.) and DeAM for the provision of subadvisory consulting services to MFC Global (U.S.A.) in regards to the Lifestyle Trusts. The entire subadvisory fee paid to MFC Global (U.S.A.) by the Adviser is paid by MFC Global (U.S.A.) to DeAM. The Lifestyle Trusts do not incur any expenses in connection with DeAM's services other than the advisory fee.

         FMR Sub-Subadvisory Agreement for the Portfolios Managed by FMR. The Prospectus refers to a sub-subadvisory agreement between FMR and FMR Co., Inc.
(FMRC) for the provision of subadvisory consulting services to FMR in regards to the Trust portfolios managed by FMR. These portfolios do not incur any expenses in connection with FMRC's services other than the advisory fee.

Control of FMR's Investment Advisers. FMR Corp., organized in 1972, is the ultimate parent company of FMR and FMRC. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward
C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the Investment Company Act of 1940, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

Davis Administrative Service Agreement. The Adviser has entered into an Administrative Service Agreement with Davis Selected Advisers, L.P. ("Davis") pursuant to which Davis will pay the Adviser an administrative service fee of ..05% of the average net assets of the Fundamental Value Trust and the Financial Services Trust for administrative and investor support services provided by the Adviser to these Trust portfolios. For the year ended December 31, 2001, Davis paid the Adviser $21,000 under this agreement.

         Amount of Subadvisory Fees Paid. For the years ended December 31, 2002, 2001 and 2000, the Adviser paid aggregate subadvisory fees of $60,100,898, $62,165,508 and $66,500,926, respectively, allocated among the portfolios as follows:

             PORTFOLIO                  2002         2001             2000
-------------------------------------------------------------------------------
Internet Technologies Trust ......   $  194,887   $  274,694      $  205,769(6)
Pacific Rim Emerging Markets Trust      208,292      259,461         365,475
Science & Technology Trust .......    2,936,062    5,138,967       8,529,536
International Small Cap Trust ....      793,451    1,132,002       1,777,724
Health Sciences Trust ............      414,668       97,235(8)          N/A
Aggressive Growth Trust ..........    1,332,986    1,666,926       1,577,094
Emerging Small Company Trust .....    2,038,916    2,540,882       3,190,064
Small Company Blend Trust ........      913,175      686,381         484,908
Dynamic Growth Trust .............      557,661      716,792         354,246(6)
Mid Cap Stock Trust ..............      700,917      544,005         451,515
All Cap Growth Trust .............    2,279,553    3,131,934       3,892,179
Financial Services Trust .........      181,369       40,006(8)          N/A
Overseas Trust ...................    2,000,266    2,264,756       2,409,584
International Stock Trust ........    1,353,465    1,342,982       1,376,310
International Value Trust ........    1,234,211      895,732         698,134
Capital Appreciation Trust .......      237,364       97,586           3,439(7)
Strategic OpportunitiesTrust .....    2,692,040    4,331,277       5,518,999
Quantitative Mid Cap Trust .......      273,905      201,353(8)          N/A
Global Equity Trust ..............    1,922,152    2,451,939       2,823,924
Strategic Growth Trust ...........      442,593      151,942(8)          N/A
All Cap Core Trust ...............    1,371,372    1,938,374       2,634,535
Large Cap Growth Trust ...........    1,825,801    1,999,159       2,076,565
All Cap Value Trust ..............      148,334       36,833(8)          N/A
Capital Opportunities Trust ......      157,151       46,453(8)          N/A
Quantitative Equity Trust ........      870,822    1,004,401       1,055,278
Blue Chip Growth Trust ...........    5,038,134    6,228,855       6,730,790

Utilities Trust ..................       87,878       33,389(8)          N/A
Real Estate Securities Trust .....      823,858      599,225         496,451
Small Company Value Trust ........    1,971,898      890,490         590,170
Mid Cap Value Trust ..............      816,720      108,337(8)          N/A
Value Trust ......................      960,279      845,679         498,803
Equity-Index Trust ...............       89,698      105,597         119,830
Global Allocation Trust ..........      287,614      238,650         119,892(6)

            PORTFOLIO                  2002           2001           2000
------------------------------------------------------------------------------
Fundamental Value Trust .........     769,670        156,446(8)         N/A
Growth & Income Trust ...........   3,628,493      4,332,352      5,220,241
U.S. Large Cap Value Trust ......   1,938,134      1,816,117      1,315,770
Equity-Income Trust .............   4,248,480      3,951,530      3,305,262
Income & Value Trust ............   1,773,934      1,871,824      2,011,037
Balanced Trust ..................     335,438        476,555        760,914
High Yield Trust ................     982,731        842,976        724,059
Strategic Bond Trust ............     921,566(3)     910,477(5)     977,513(4)
Global Bond Trust ...............     342,709        377,884        433,249
Total Return Trust ..............   2,542,474      1,409,587        848,745
Investment Quality Bond Trust ...     678,332        680,593        566,885
Diversified Bond Trust ..........     868,637        730,683        632,870
U.S. Government Securities Trust    1,207,174        806,281        630,262
Money Market Trust ..............     468,309        518,932        456,815
Small Cap Index Trust ...........      24,159         16,610          8,675(6)
International Index Trust .......      37,355         33,178         21,890(6)
Mid Cap Index Trust .............      35,547         17,382          6,226(6)
Total Stock Market Index Trust ..      27,463         25,532         13,485(6)
500 Index Trust .................     123,920        120,206         23,931(6)
Lifestyle Aggressive 1000 Trust .     140,649        106,769         61,577
Lifestyle Growth 820 Trust ......     183,153        329,528        187,730
Lifestyle Balanced 640 Trust ....     461,188        334,001        186,400
Lifestyle Moderate 460 Trust ....     427,852        127,899         75,950
Lifestyle Conservative 280 Trust      124,563         91,970         50,226
Small-Mid Cap Growth Trust ......       9,981          5,411(9)         N/A
Small-Mid Cap Trust .............      58,113          7,718(9)         N/A
International Equity Select Trust      44,848          7,161(9)         N/A
Select Growth Trust .............      10,894          5,810(9)         N/A
Global Equity Select Trust ......      15,064          7,331(9)         N/A
Core Value Trust ................      12,147          5,919(9)         N/A
High Grade Bond Trust ...........      27,896          3,617(9)         N/A

(3) Of this amount, $71,581 was paid by SaBAM to SaBAM Limited under the Subadvisory Consulting Agreement.

(4) Of this amount, $244,378 was paid by SaBAM to SaBAM Limited under the Subadvisory Consulting Agreement.

(5) Of this amount, $227,619 was paid by SaBAM to SaBAM Limited under the Subadvisory Consulting Agreement.

(6) For the period May 1, 2000 (commencement of operations) to December 31,
2000.

(7) For the period November 1, 2000 (commencement of operations) to December 31, 2000.

(8) For the period April 30, 2001 (commencement of operations) to December 31, 2001.

(9) For the period July 16, 2001 (commencement of operations) to December 31, 2001.

INFORMATION APPLICABLE TO BOTH THE ADVISORY AGREEMENT AND THE SUBADVISORY AGREEMENTS

         Expenses Paid by the Trust. Subject to the expense limitations discussed above, the Trust is responsible for the payment of all expenses of its organization, operations and business, except those that the Adviser or Subadvisers have agreed to pay pursuant to the Advisory or Subadvisory Agreements. Expenses borne by the Trust include:

         - reimbursement of the Adviser's expense of providing administrative, compliance, financial, accounting, bookkeeping and recordkeeping functions to the Trust,

         - charges and expenses of the custodian, independent accountants and transfer, bookkeeping and dividend disbursing agent appointed by the Trust;

         -    brokers' commissions;

         - issue and transfer taxes on securities transactions to which the Trust is a party;

         -    taxes and fees payable by the Trust; and

         - legal fees and expenses in connection with the affairs of the Trust, including registering and qualifying its shares with regulatory authorities and in connection with any litigation; and

         - costs for printing annual and semi-annual reports, prospectuses and proxy statements and mailing these documents to shareholders (including holders of variable contracts funded by Trust shares).

         Term of the Advisory Agreement and Each Subadvisory Agreement. The Advisory Agreement and each Subadvisory Agreement will initially continue in effect as to a portfolio for a period no more than two years from the date of its execution (or the execution of an amendment making the agreement applicable to that portfolio) and thereafter if such continuance is specifically approved at least annually either (a) by the Trustees or (b) by the vote of a majority of the outstanding voting securities of the Trust. In either event, such continuance shall also be approved by the vote of the majority of the Trustees who are not interested persons of any party to the Agreements.

         Any required shareholder approval of any continuance of any of the Agreements shall be effective with respect to any portfolio if a majority of the outstanding voting securities of that portfolio vote to approve such continuance even if such continuance may not have been approved by a majority of the outstanding voting securities of (a) any other portfolio affected by the Agreement or (b) all of the portfolios of the Trust.

         Failure of Shareholders to Approve Continuance of the Advisory Agreement or any Subadvisory Agreement. If the outstanding voting securities of any portfolio fail to approve any continuance of the Advisory Agreement or any Subadvisory Agreement, the party may continue to act as investment adviser or subadviser (as applicable) with respect to such portfolio pending the required approval of the continuance of such Agreement or a new agreement with either that party or a different adviser, or other definitive action. In the case of the Adviser, the compensation received during such period will be no more than the amount it would have received under the Advisory Agreement in respect of such portfolio.

         Termination of the Agreements. The Advisory Agreement and the Subadvisory Agreements may be terminated at any time without the payment of any penalty on 60 days' written notice to the other party or parties to the Agreements, and also to the Trust in the case of the Subadvisory Agreements. The following parties may terminate the agreements:

         -    the Board of Trustees of the Trust;

         - a majority of the outstanding voting securities of the Trust, or with respect to any portfolio, a majority of the outstanding voting securities of such portfolio;

         -    the Adviser,

         - in the case of the Subadvisory Agreements, by the respective Subadviser.

The Agreements will automatically terminate in the event of their assignment.

         Amendments to the Agreements. The Advisory Agreement and the Subadvisory Agreements may be amended by the parties to the agreement provided the amendment is approved by the vote of a majority of the outstanding voting securities of the Trust (except as noted below) and by the vote of a majority of the Board of Trustees of the Trust who are not interested persons of the Trust, the Adviser or the applicable Subadviser (including SaBAM Limited).

         The required shareholder approval of any amendment shall be effective with respect to any portfolio if a majority of the outstanding voting securities of that portfolio vote to approve the amendment, even if the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other portfolio affected by the amendment or (b) all the portfolios of the Trust.

         As noted under "Subadvisory Arrangements" in the Prospectus, the Trust has received an order from the SEC permitting the Adviser to appoint a subadviser (other than an Affiliated Subadviser) or change a subadvisory fee or otherwise amendment a subadvisory agreement (other than for an Affiliated Subadviser) pursuant to an agreement that is not approved by shareholders.

         Approval of Advisory and Subadvisory Agreements by the Board of Trustees. The Board of Trustees of the Trust, including at least a majority of the disinterested trustees, have approved the Advisory Agreement and each of the Subadvisory Agreements. In connection with the approval of each of these agreements, the Board considered numerous factors, including:

   (i) the nature, quality and scope of the services provided by the Adviser or the Subadviser;

   (ii) performance information regarding the portfolios advised by the Adviser or Subadviser;

   (iii) performance information regarding the portfolios advised by the Adviser or Subadviser relative to funds with similar objectives and policies;

   (iv) the cost and expected profitability to the Adviser of providing portfolio management services to the portfolios;

   (v) the proposed advisory fee and subadvisory fee (including breakpoints) for each portfolio in relation to the fees of other comparable portfolios.

         At each meeting approving the Advisory Agreement or any of the Subadvisory Agreements the Board was provided with an analysis of its fiduciary obligations and had the assistance of independent legal counsel.

                          DISTRIBUTOR; RULE 12B-1 PLANS


         The Board of Trustees of the Trust have approved Rule 12b-1 Plans (the "Plans") for Series I shares (formerly referred to as Class A shares), Series II shares (formerly referred to as Class B shares) and Series III shares (also referred to as "Class R shares"). The purpose of both Plans is encourage the growth and retention of assets of each portfolio subject to a Plan. Series I shares of each portfolio (except the Equity Index Trust and the Lifestyle Trusts) are subject to a Rule 12b-1 fee of up to .15% of Series I share average daily net assets. Series II shares of each portfolio (except the Equity Index Trust and the Lifestyle Trusts) are subject to a Rule 12b-1 fee of up to .35% of Series II share average daily net assets. Series III shares of each portfolio (except the Equity Index Trust) are subject to a Rule 12b-1 fee of up to .50% of Series III share average daily net assets (.15% in the case of the Lifestyle Trusts).



[The Distributor enters into agreements with selling dealers to sell series III shares of the Trust to qualified pension and profit-sharing plans pursuant to an integrated program of investment, record keeping, administrative and other plan services sponsored by the Distributor. The agreements also provide for the sale to plans of other funds participating in the program. The Distributor pays the selling dealer with respect to a plan as follows (or as the plan, the selling dealer and the Distributor may otherwise agree):



         A fee, payable weekly, equal to 1.00% Of the first $5 million, 0.75% Of the second $5 million, 0.50% Of the third $5 million and 0.25% Of the balance of the assets of the plan transferred or contributed to the program and invested in the Trust and other participating funds during the first year in which the plan participates in the program; and thereafter, a fee, payable monthly, at an rate equal to 0.25% Annually of the net asset value of the share of the Trust and other participating funds held by the plan under the program.]


           Rule 12b-1 fees are paid to the Trust's distributor and principal underwriter, Manulife Financial Services LLC (the "Distributor").

         To the extent consistent with applicable laws, regulations and rules, the Distributor may use Rule 12b-1 fees:

   - for any expenses relating to the distribution of the shares of the class,

   - for any expenses relating to shareholder or administrative services for holders of the shares of the class (or owners of contracts funded in insurance company separate accounts that invest in the shares of the class) and

   - for the payment of "service fees" that come within Rule 2830(d)(5) of the Rules of Fair Practice of the National Association of Securities Dealers, Inc.


Currently, both Series I and Series II are paying "service fees" of .15% of average daily net assets. Series III is currently paying a service fee of .25%. The service fee is paid to the Trust's Distributor which then may reallocate all or a portion of the service fee to one or more affiliated or unaffiliated parties which have agreed to provide to beneficial owners of Series I and Series II shares those services encompassed by the term "personal service and/or the maintenance of shareholder accounts" as defined in Rule 2830(d)(5) of the Rules of Fair Practice of the NASD.


         Without limiting the foregoing, the Distributor may pay all or part of the Rule 12b-1 fees from a portfolio to one or more affiliated and unaffiliated insurance companies that have issued variable insurance contracts for which the Portfolio serves as an investment vehicle as compensation for providing some or all of the types of services described in the preceding paragraph; this provision, however, does not obligate the Distributor to make any payments of Rule 12b-1 fees and does not limit the use that the Distributor may make of the Rule 12b-1 fees it receives. Currently, all such payments are made to insurance companies affiliated with the Trust's Adviser and Distributor. However, payments may be made to nonaffiliated insurance companies in the future.

         This Plan authorizes any payments in addition to fees described above made by a portfolio to the Distributor or any of its affiliates, including the payment of any management or advisory fees, which may be deemed to be an indirect financing of distribution costs.

         This Plan also authorizes the direction, payment, allocation and reallocation to any person of brokerage commission ("Allocations") on transactions in portfolio securities for a Portfolio ("Transactions") to the extent (i) the Allocations may be deemed to entail a direct or indirect financing of distribution costs because the Allocations are made in circumstances in which sales of annuity, insurance or pension products for which Trust Portfolios serve as investment options may be considered as a factor ("Sales Factor") and (ii) the Transactions are ones that would have been effected in the absence of the Sales Factor and are conducted in a manner consistent with the procedures and limitations set forth in the Trust's registration statement.

         The Plans may not be amended to increase materially the amount to be spent by a portfolio without such shareholder approval as is required by Rule 12b-1 under the 1940 Act (the "Rule"). All material amendments of a Plan must be approved in the manner described in the Rule. Each Plan shall continue in effect
(i) with respect to a portfolio only so long as the Plan is specifically approved for that Portfolio at least annually as provided in the Rule and (ii) only while (a) a majority of the Trustees are not interested persons (as defined in the Act) of the Trust, (b) incumbent disinterested Trustees select and nominate any new disinterested Trustees of the Trust and (c) any person who acts as legal counsel for the disinterested Trustees is an independent legal counsel. Each Plan may be terminated with respect to any Portfolio at any time as provided in the Rule.

         During the fiscal year ended December 31, 2002 the following amounts were paid pursuant to the Trust's Rule 12b-1 Plan:

                            SERIES I SHARES

PORTFOLIO                                        SERVICE FEE PAYMENTS
---------------------------------------------------------------------
Internet Technologies Trust.................     $      43,931
Pacific Rim Emerging Markets Trust..........            87,245
Science & Technology Trust..................           737,025
International Small Cap Trust...............           195,743
Health Sciences Trust.......................            96,630
Aggressive Growth Trust.....................           392,793
Emerging Small Company Trust................           547,145
Small Company Blend Trust...................           240,655
Dynamic Growth Trust........................           164,095
Mid Cap Stock Trust.........................           236,624
All Cap Growth Trust........................           760,538
Financial Services Trust....................            55,096
Overseas Trust..............................           586,010
International Stock Trust...................           391,888
International Value Trust...................           366,738
Capital Appreciation Trust..................            81,173
Strategic Opportunities Trust...............         1,149,379
Quantitative Mid Cap Trust..................           136,087
Global Equity Trust.........................           658,995
Strategic Growth Trust......................           156,558
All Cap Core Trust..........................           581,485
Large Cap Growth Trust......................           670,493
All Cap Value Trust.........................            46,305
Capital Opportunities Trust                             56,335
Quantitative Equity Trust...................           518,355
Blue Chip Growth Trust......................         2,026,475
Utilities Trust.............................            30,437
Real Estate Securities Trust................           419,911
Small Company Value Trust...................           469,984
Mid Cap Value Trust.........................           248,145
Value Trust.................................           488,943
Equity-Index Trust..........................               N/A
Global Allocation Trust.....................           105,411
Fundamental Value Trust.....................           247,875
Growth & Income Trust.......................         2,857,443
U.S. Large Cap Value Trust..................           743,230
Equity-Income Trust.........................         1,677,963

Income & Value Trust........................           756,421
Balanced Trust..............................           230,219
High Yield Trust............................           515,120
Strategic Bond Trust........................           490,895
Global Bond Trust...........................           196,976
Total Return Trust..........................         1,439,455
Investment Quality Bond Trust...............           662,409
Diversified Bond Trust......................           484,616
U.S. Government Securities Trust............         1,008,273
Money Market Trust..........................         2,278,013
Small Cap IndexTrust........................            86,458
International Index Trust...................            77,429
Mid Cap Index Trust.........................           127,613
Total Stock Market Index Trust..............           100,509
500 Index Trust.............................         1,093,432
Lifestyle Aggressive 1000 Trust.............               N/A
Lifestyle Growth 820 Trust..................               N/A
Lifestyle Balanced 640 Trust................               N/A
Lifestyle Moderate 460 Trust................               N/A
Lifestyle Conservative 280 Trust............               N/A
Small -Mid Cap Growth Trust.................             3,327
Small-Mid Cap Trust                                     13,163
International Equity Select Trust...........            11,192
Select Growth Trust                                      3,632
Global Equity Select Trust                               4,108
Core Value Trust                                         4,049
High Grade Bond Trust                                   16,105

                           SERIES II SHARES

                                                                                        DISTRIBUTION PAYMENT TO
                                               SERVICE FEE                     MANUFACTURERS FINANCIAL SECURITIES LLC
PORTFOLIO                                        PAYMENTS                                  (THE DISTRIBUTOR)
--------------------------------------------------------------------------------------------------------------------
Internet Technologies Trust ......               $  1,044                                    $  1,391
Pacific Rim Emerging Markets Trust                  2,022                                       2,697
Science & Technology Trust .......                  4,161                                       5,548
International Small Cap Trust ....                  2,620                                       3,493
Health Sciences Trust ............                  7,037                                       9,383
Aggressive Growth Trust ..........                  7,103                                       9,470
Emerging Small Company Trust .....                  8,923                                      11,897
Small Company Blend Trust ........                  8,393                                      11,190
Dynamic Growth Trust .............                  3,203                                       4,271
Mid Cap Stock Trust ..............                 10,921                                      14,562
All Cap Growth Trust .............                  6,759                                       9,012
Financial Services Trust .........                  5,361                                       7,147
Overseas Trust ...................                 14,070                                      18,760
International Stock Trust ........                 14,151                                      18,869
International Value Trust ........                 21,092                                      28,122
Capital Appreciation Trust .......                  7,839                                      10,451
Strategic Opportunities Trust ....                  4,353                                       5,803
Quantitative Mid Cap Trust .......                    865                                       1,154
Global Equity Trust ..............                  4,071                                       5,427
Strategic Growth Trust ...........                  9,414                                      12,552
All Cap Core Trust ...............                  6,249                                       8,332
Large Cap Growth Trust ...........                 14,182                                      18,910
All Cap Value Trust ..............                  3,140                                       4,187
Capital Opportunities Trust ......                  2,597                                       3,462
Quantitative Equity Trust ........                  4,138                                       5,517
Blue Chip Growth Trust ...........                 25,582                                      34,110
Utilities Trust ..................                  2,517                                       3,356

Real Estate Securities Trust .....                 20,486                                      27,315
Small Company Value Trust ........                 22,991                                      30,654
Mid Cap Value Trust ..............                 26,630                                      35,507
Value Trust ......................                  7,573                                      10,097
Equity-Index Trust ...............                    N/A                                         N/A
Global Allocation Trust ..........                  2,444                                       3,258
Fundamental Value Trust ..........                 22,002                                      29,335
Growth & Income Trust ............                 21,050                                      28,067
U.S. Large Cap Value Trust .......                 29,220                                      38,961
Equity-Income Trust ..............                 35,885                                      47,846
Income & Value Trust .............                  9,714                                      12,952
Balanced Trust ...................                  2,610                                       3,479
High Yield Trust .................                 20,916                                      27,887
Strategic Bond Trust .............                 11,777                                      15,702
Global Bond Trust ................                  8,650                                      11,533
Total Return Trust ...............                 86,029                                     114,705
Investment Quality Bond Trust ....                 15,998                                      21,330
Diversified Bond Trust ...........                 11,909                                      15,878
U.S. Government Securities Trust .                 52,489                                      69,985
Money Market Trust ...............                109,302                                     145,736
Small Cap IndexTrust .............                  4,141                                       5,521
International Index Trust ........                  2,617                                       3,489
Mid Cap Index Trust ..............                  5,687                                       7,582
Total Stock Market Index Trust ...                  2,478                                       3,304
500 Index Trust ..................                 15,367                                      20,489
Lifestyle Aggressive 1000 Trust ..                    N/A                                         N/A
Lifestyle Growth 820 Trust .......                    N/A                                         N/A
Lifestyle Balanced 640 Trust .....                    N/A                                         N/A
Lifestyle Moderate 460 Trust .....                    N/A                                         N/A
Lifestyle Conservative 280 Trust .                    N/A                                         N/A
Small -Mid Cap Growth Trust ......                    N/A                                         N/A
Small-Mid Cap Trust ..............                  1,365                                       1,820
International Equity Select Trust                   1,040                                       1,386
Select Growth Trust ..............                    N/A                                         N/A
Global Equity Select Trust .......                    N/A                                         N/A
Core Value Trust .................                    N/A                                         N/A
High Grade Bond Trust ............                  1,849                                       2,466

                               PORTFOLIO BROKERAGE

         Pursuant to the Subadvisory Agreements, the Subadvisers are responsible for placing all orders for the purchase and sale of portfolio securities of the Trust. The Subadvisers have no formula for the distribution of the Trust's brokerage business; rather they place orders for the purchase and sale of securities with the primary objective of obtaining the most favorable overall results for the applicable portfolio of the Trust. The cost of securities transactions for each portfolio will consist primarily of brokerage commissions or dealer or underwriter spreads. Fixed income securities and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

         Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the over-the-counter market, the Subadvisers will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.

         Selection of Brokers or Dealers to Effect Trades. In selecting brokers or dealers to implement transactions, the Subadvisers will give consideration to a number of factors, including:

         -    price, dealer spread or commission, if any,

         - the reliability, integrity and financial condition of the broker-dealer,

         -    size of the transaction,

         -    difficulty of execution,

         -    brokerage and research services provided, and

         -    confidentiality and anonymity.

         Consideration of these factors by a Subadviser, either in terms of a particular transaction or the Subadviser's overall responsibilities with respect to the Trust and any other accounts managed by the Subadviser, could result in the applicable portfolio of the Trust paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker-dealer might have charged for executing the same transaction.

         Soft Dollar Considerations. In selecting brokers and dealers, the Subadvisers will give consideration to the value and quality of any research, statistical, quotation, brokerage or valuation services provided by the broker or dealer to the Subadviser. In placing a purchase or sale order, a Subadviser may use a broker whose commission in effecting the transaction is higher than that of some other broker if the Subadviser determines in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either the particular transaction or the Subadviser's overall responsibilities with respect to the Trust and any other accounts managed by the Subadviser. In addition to statistical, quotation, brokerage or valuation services, a Subadviser may receive from brokers or dealers products or research that are used for both research and other purposes, such as administration or marketing. In such case, the Subadviser will make a good faith determination as to the portion attributable to research. Only the portion attributable to research will be paid through Trust brokerage. The portion not attributable to research will be paid by the Subadviser.

         Sub-advisers may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a portfolio. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Subadviser in advising various of its clients (including the portfolios), although not all of these services are necessarily useful and of value in managing the portfolios. The management fee paid by a portfolio is not reduced because a Subadviser and its affiliates receive such services.

         As noted above, a Sub-adviser may purchase new issues of securities for the portfolio in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide the Sub-adviser with research in addition to selling the securities (at the fixed public offering price) to the portfolio or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the portfolio, other Sub-adviser clients, and the Sub-adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the NASD has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

         Brokerage and research services provided by brokers and dealers include advice, either directly or through publications or writings, as to:

         -    the value of securities,

         -    the advisability of purchasing or selling securities,

         - the availability of securities or purchasers or sellers of securities, and

         - analyses and reports concerning (a) issuers, (b) industries, (c) securities, (d) economic, political and legal factors and trends and (e) portfolio strategy.

Research services are received primarily in the form of written reports, computer generated services, telephone contacts and personal meetings with security analyst. In addition, such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians and government representatives. In some cases, research services are generated by third parties but are provided to the Subadviser by or through a broker.

         To the extent research services are used by the Subadvisers, such services would tend to reduce such party's expenses. However, the Subadvisers do not believe that an exact dollar value can be assigned to these services. Research services received by the Subadvisers from brokers or dealers executing transactions for portfolios of the Trust will also be available for the benefit of other portfolios managed by the Subadvisers.

         Sales Volume Considerations. Consistent with the foregoing considerations and the Rules of Fair Practice of the NASD, sales of insurance contracts which offer Trust portfolios may be considered as a factor in the selection of brokers or dealers. A higher cost broker-dealer will not be selected, however, solely on the basis of sales volume, but will be selected in accordance with the criteria set forth above.

         "Step Out" Transactions. A Subadviser may execute an entire transaction with one broker to obtain best execution of the order and allocate a portion of the transaction and related commission to another broker in connection with provision of nonexecution services.

         Allocation of Trades by the Subadvisers. The Subadvisers manage a number of accounts other than the Trust's portfolios. Although investment determinations for the Trust's portfolios will be made by the Subadvisers independently from the investment determinations made by them for any other account, investments deemed appropriate for the Trust's portfolios by the Subadvisers may also be deemed appropriate by them for other accounts. Therefore, the same security may be purchased or sold at or about the same time for both the Trust's portfolios and other accounts. In such circumstances, the Subadvisers may determine that orders for the purchase or sale of the same security for the Trust's portfolios and one or more other accounts should be combined. In this event the transactions will be priced and allocated in a manner deemed by the Subadvisers to be equitable and in the best interests of the Trust portfolios and such other accounts. While in some instances combined orders could adversely affect the price or volume of a security, the Trust believes that its participation in such transactions on balance will produce better overall results for the Trust.

         Affiliated Underwriting Transactions by the Subadvisers. The Trust's portfolios have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a portfolio may purchase securities that are offered in underwritings in which an affiliate of the Subadvisers participate. These procedures prohibit a portfolio from directly or indirectly benefiting a Subadviser affiliate in connection with such underwritings. In addition, for underwritings where a Subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the portfolios could purchase.

         Brokerage Commissions Paid. For the years ended December 31, 2002, 2001 and 2000, the Trust paid brokerage commissions in connection with portfolio transactions of $35,188,741, $32,382,644 and $30,480,942, respectively, allocated among the portfolios as follows:

PORTFOLIO                                        2002           2001              2000
-------------------------------------------------------------------------------------------
Internet Technologies Trust ...........      $   95,057     $   42,232        $   12,816(3)
Pacific Rim Emerging Markets Trust ....         122,750        328,475           285,691
Science & Technology Trust ............       1,073,615      1,449,886         1,373,214
International Small Cap Trust .........       4,602,362      7,611,636         8,440,319
Health Sciences Trust .................         166,836         37,409(5)            N/A
Aggressive Growth Trust ...............         789,040        599,173           465,370
Emerging Small Company Trust ..........         734,959        401,351           146,790
Small Company Blend Trust .............         367,283        145,413            79,174
Dynamic Growth Trust ..................         238,209        393,045           103,739(3)
Mid Cap Stock Trust ...................         882,136        390,457           400,532
All Cap Growth Trust ..................       1,068,156      1,053,416         1,562,480
Financial Services Trust ..............          66,509         37,784(5)            N/A
Overseas Trust ........................       1,005,796        995,590         1,790,076
International Stock Trust .............         321,038        368,625           542,577
International Value Trust .............         593,077        377,589           359,614
Capital Appreciation Trust ............         218,122         76,973             5,943(4)
Strategic Opportunities Trust .........       5,562,523      5,539,294         2,985,632
Quantitative Mid Cap Trust ............       1,000,592        476,161(5)            N/A
Global Equity Trust ...................       1,577,719      1,659,102         1,455,103
Strategic Growth Trust ................         397,697        143,751(5)            N/A
Growth Trust ..........................         908,194        858,885         1,388,033
Large Cap Growth Trust ................       1,083,812      1,062,531           616,584
All Cap Value Trust ...................         129,936         73,294(5)            N/A
Capital Opportunities Trust ...........         158,877         52,986(5)            N/A
Quantitative Equity Trust .............       1,309,471      1,167,415         1,047,307
Blue Chip Growth Trust ................       1,526,007      1,443,026         1,350,048
Utilities Trust .......................          85,105         41,357(5)            N/A
Real Estate Securities Trust ..........         545,457        431,884         1,418,559

Small Company Value Trust ............        542,906        290,673           422,969
Mid Cap Value Trust ..................        933,790        230,028(5)            N/A
Value Trust ..........................        567,062        464,503           328,316
Equity-Index Trust ...................          8,143          6,876             8,272
Global Allocation Trust ..............         23,272         32,336            26,488(3)
Fundamental Value Trust ..............        302,795        137,167(5)            N/A
Growth & Income Trust ................      2,921,260      1,646,676         1,753,576
U.S. Large Cap Value Trust ...........        893,086        483,125           397,289
Equity-Income Trust ..................        697,932        811,272           805,529
Income & Value Trust .................        572,136        351,851           366,221
Balanced Trust .......................        344,858        320,411           300,445

         PORTFOLIO                      2002         2001          2000
--------------------------------------------------------------------------
High Yield Trust ................         N/A           3           310
Strategic Bond Trust ............         N/A         N/A           N/A
Global Bond Trust ...............         N/A       5,365           770
Total Return Trust ..............       3,145      62,979        36,332
Investment Quality Bond Trust ...         216         N/A           N/A
Diversified Bond Trust ..........         N/A         N/A           N/A
U.S. Government Securities Trust          N/A         N/A           N/A
Money Market Trust ..............         N/A         N/A           N/A
Small Cap IndexTrust ............     105,770      58,507        26,476(3)
International Index Trust .......      12,126      11,592        89,514(3)
Mid Cap Index Trust .............      54,948      26,630        26,420(3)
Total Stock Market Index Trust ..      10,404      16,227        38,924(3)
500 Index Trust .................      28,729      32,553        23,490(3)
Lifestyle Aggressive 1000 Trust .         N/A         N/A           N/A
Lifestyle Growth 820 Trust ......         N/A         N/A           N/A
Lifestyle Balanced 640 Trust ....         N/A         N/A           N/A
Lifestyle Moderate 460 Trust ....         N/A         N/A           N/A
Lifestyle Conservative 280 Trust          N/A         N/A           N/A
Small -Mid Cap Growth Trust .....       6,057       4,439(6)        N/A
Small-Mid Cap Trust .............     152,915       5,753(6)        N/A
International Equity Select Trust      34,538       4,289(6)        N/A
Select Growth Trust .............       3,509       4,500(6)        N/A
Global Equity Select Trust ......       1,534       3,025(6)        N/A
Core Value Trust ................       4,253       3,808(6)        N/A
High Grade Bond Trust ...........         N/A         N/A(6)        N/A

(3) For the period May 1, 2000 (commencement of operations) to December 31,
2000.

(4) For the period November 1, 2000 (commencement of operations) to December 31, 2000.

(5) For the period April 30, 2001 (commencement of operations) to December 31, 2001.

(6) For the period July 16, 2001 (commencement of operations) to December 31, 2001.

         Brokerage Commissions Paid to Affiliated Brokers

Commission Paid to J.P. Morgan Securities

         For the year ended December 31, 2000, 2001 and 2002, brokerage commissions were paid to J.P. MORGAN SECURITIES INC. by the Overseas Trust as follows:

-----------------------------------------------------------------------------------------------------
                                                                                      % OF AGGREGATE
                                                         % OF PORTFOLIO'S BROKERAGE    $ AMOUNT OF
                                                           COMMISSIONS REPRESENTED     TRANSACTIONS
           PORTFOLIO                      COMMISSIONS          FOR THE PERIOD          FOR THE PERIOD
-----------------------------------------------------------------------------------------------------
Year ended December 31, 2002:
Overseas Trust ..............               $34,333                  3.41%                  0.10%
Year ended December 31, 2001:
Overseas Trust ..............               $11,737                  1.18%                  0.00%
Year ended December 31, 2000:
Overseas Trust ..............               $     0                     0%                     0%

Commissions Paid to Fidelity Capital Markets

         For the years ended December 31, 2000, 2001 and 2002, brokerage commissions were paid to FIDELITY CAPITAL MARKETS by the Strategic Opportunities Trust, the Large Cap Growth Trust, the Income & Value Trust and the Diversified Bond Trust as follows:

                                                                      % OF AGGREGATE
                                                                % OF PORTFOLIO'S BROKERAGE          $ AMOUNT OF
                                                                  COMMISSIONS REPRESENTED           TRANSACTIONS
               PORTFOLIO                      COMMISSIONS             FOR THE PERIOD               FOR THE PERIOD
-----------------------------------------------------------------------------------------------------------------
Year ended December 31, 2002:
Overseas Trust............................        $0                          0.00%                     0.00%
Year ended December 31, 2001:
Overseas Trust............................        $0                             0%                     0.00%
Year ended December 31, 2000:
Overseas Trust............................        $0                          0.00%                     0.00%

Commissions Paid to Morgan Stanley & Co., Incorporated

         For the years ended December 31, 2002, 2001 and 2000, brokerage commissions were paid as follows:

                                                                                                   % OF AGGREGATE
                                                                % OF PORTFOLIO'S BROKERAGE          $ AMOUNT OF
                                                                  COMMISSIONS REPRESENTED           TRANSACTIONS
                PORTFOLIO                     COMMISSIONS             FOR THE PERIOD               FOR THE PERIOD
-----------------------------------------------------------------------------------------------------------------
Year ended December 31, 2002:
Global Equity Trust.......................     $169,139                      10.72%                     0.48%
Year ended December 31, 2001:
Global Equity Trust.......................     $      0                       0.00%                     0.00%
Year ended December 31, 2000:
Global Equity Trust.......................     $ 17,981                       1.24%                     0.00%

Commissions Paid to Morgan Stanley International

         For the year ended December 31, 1999, no brokerage commissions were paid to MORGAN STANLEY INTERNATIONAL by the Global Equity Trust, the Value Trust and the High Yield Trust. For the year ended December 31, 2002, 2001 and 2000, brokerage commissions were paid as follows:

                                                                                                   % OF AGGREGATE
                                                                % OF PORTFOLIO'S BROKERAGE          $ AMOUNT OF
                                                                  COMMISSIONS REPRESENTED           TRANSACTIONS
                PORTFOLIO                     COMMISSIONS             FOR THE PERIOD               FOR THE PERIOD
-----------------------------------------------------------------------------------------------------------------
Year ended December 31, 2002:
Global Equity Trust.......................      $     0                       0.00%                     0.00%
Year ended December 31, 2001:
Global Equity Trust.......................      $     0                       0.00%                     0.00%
Year ended December 31, 2000:
Global Equity Trust.......................      $36,403                       2.50%                     0.01%

Commissions Paid to Robert Fleming

         For the years ended December 31, 2002, 2001 and 2000 brokerage commissions were paid to ROBERT FLEMING as follows:

                                                                                                   % OF AGGREGATE
                                                                % OF PORTFOLIO'S BROKERAGE          $ AMOUNT OF
                                                                  COMMISSIONS REPRESENTED           TRANSACTIONS
                PORTFOLIO                     COMMISSIONS             FOR THE PERIOD               FOR THE PERIOD
-----------------------------------------------------------------------------------------------------------------
Year ended December 31, 2002:
International Stock Trust.................      $     0                       0.00%                     0.00%
Year ended December 31, 2001:
International Stock Trust.................      $     0                       0.00%                     0.00%
Year ended December 31, 2000:
International Stock Trust.................      $10,317                       1.90%                     0.00%

Commissions Paid to Ord Minnet

         For the years ended December 31, 2002, 2001 and 2000, brokerage commissions were paid as follows:

                                                                                                   % OF AGGREGATE
                                                                % OF PORTFOLIO'S BROKERAGE          $ AMOUNT OF
                                                                  COMMISSIONS REPRESENTED           TRANSACTIONS
PORTFOLIO                                      COMMISSIONS             FOR THE PERIOD               FOR THE PERIOD
------------------------------------------------------------------------------------------------------------------
Year ended December 31, 2002:
International Stock Trust.................      $ 1,787                    0.56%                        0.01%
Year ended December 31, 2001:
International Stock Trust.................      $   760                    0.21%                        0.00%
Year ended December 31, 2000:
International Stock Trust.................      $ 1,526                    0.28%                        0.00%

Commissions Paid to Jardine Fleming

         For the year ended December 31, 2000 and 2001 and 2002, brokerage commissions were paid to JARDINE FLEMING as follows:

                                                                                                   % OF AGGREGATE
                                                                % OF PORTFOLIO'S BROKERAGE          $ AMOUNT OF
                                                                  COMMISSIONS REPRESENTED           TRANSACTIONS
PORTFOLIO                                     COMMISSIONS             FOR THE PERIOD               FOR THE PERIOD
-----------------------------------------------------------------------------------------------------------------
Year ended December 31, 2002:
International Stock Trust.................     $       0                   0.00%                        0.00%
Year ended December 31, 2001:
International Stock Trust.................     $       0                   0.00%                        0.00%
Year ended December 31, 2000:
International Stock Trust.................     $  10,461                   1.93%                        0.00%

Commissions Paid to DLJ

         For the year ended December 31, 2000, 2001 and 2002, brokerage commissions were paid to DLJ as follows:

                                                                                                   % OF AGGREGATE
                                                                % OF PORTFOLIO'S BROKERAGE          $ AMOUNT OF
                                                                  COMMISSIONS REPRESENTED           TRANSACTIONS
PORTFOLIO                                     COMMISSIONS             FOR THE PERIOD               FOR THE PERIOD
-----------------------------------------------------------------------------------------------------------------
Year ended December 31, 2002:
Small Company Value Trust.................      $     0                    0.00%                        0.00%
Year ended December 31, 2001:
Small Company Value Trust.................      $     0                    0.00%                        0.00%
Year ended December 31, 2000:
Small Company Value Trust.................      $ 5,256                    1.24%                        0.00%

         For the years ended December 31, 2000, 2001 2002, brokerage commissions were paid to BNP SECURITIES by the Small Company Value Trust as follows:

                                                                                                   % OF AGGREGATE
                                                                % OF PORTFOLIO'S BROKERAGE          $ AMOUNT OF
                                                                  COMMISSIONS REPRESENTED           TRANSACTIONS
PORTFOLIO                                     COMMISSIONS             FOR THE PERIOD               FOR THE PERIOD
-----------------------------------------------------------------------------------------------------------------
Year ended December 31, 2002:
Small Company Value Trust.................       $   0                     0.00%                        0.00%
Year ended December 31, 2001:
Small Company Value Trust.................       $   0                     0.00%                        0.00%
Year ended December 31, 2000:
Small Company Value Trust.................       $ 234                     0.06%                        0.00%

                        PURCHASE AND REDEMPTION OF SHARES

         The Trust will redeem all full and fractional portfolio shares for cash at the net asset value per share of each portfolio. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. However, the Trust may suspend the right of redemption or postpone the date of payment beyond seven days during any period when:

         - trading on the New York Stock Exchange is restricted, as determined by the SEC, or such Exchange is closed for other than weekends and holidays;

         - an emergency exists, as determined by the SEC, as a result of which disposal by the Trust of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of its net assets; or

         - the SEC by order so permits for the protection of security holders of the Trust.

                        DETERMINATION OF NET ASSET VALUE

         The following supplements the discussion of the valuation of portfolio assets set forth in the Prospectus under "Purchase and Redemption of Shares."

         Except for the types of securities described below, securities held by the portfolios will be valued as follows:

- Securities which are traded on stock exchanges (including securities traded in both the over-the-counter market and on an exchange) are valued at the last sales price as of the close of the regularly scheduled day-time trading of the New York Stock Exchange on the day the securities are being valued, or, lacking any sales, at the closing bid prices.

- Securities traded only in the over-the-counter market are valued at the last bid prices quoted by brokers that make markets in the securities at the close of day-time trading on the New York Stock Exchange.

- Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Trustees or their designee.

- Shares of the Underlying Portfolios held by the Lifestyle Trusts are valued at their net asset value as described in the Prospectus under "Purchase and Redemption of Shares."

         Non-Negotiable Security. A non-negotiable security not treated as an illiquid security because it may be redeemed with the issuer, subject to a penalty for early redemption, shall be assigned a value that takes into account the reduced amount that would be received if it were currently liquidated.

         Debt Instruments with Remaining Maturities of 60 Days or less; All Instruments Held by the Money Market Trust. Debt instruments with a remaining maturity of 60 days or less held by each of the portfolios, other than the Money Market Trust, and all instruments held by the Money Market Trust, will be valued on an amortized cost basis. Under this method of valuation, the instrument is initially valued at cost (or in the case of instruments initially valued at market value, at the market value on the day before its remaining maturity is such that it qualifies for amortized cost valuation). After the initial valuation, the Trust assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument.

         Money Market Trust - Rule 2a-7. The Money Market Trust uses the amortized cost valuation method in reliance upon Rule 2a-7 under the 1940 Act. As required by this rule, the Money Market Trust will maintain a dollar weighted average maturity of 90 days or less. In addition, the Money Market Trust is only permitted to purchase securities that the Subadviser determines present minimal credit risks and at the time of purchase are "eligible securities," as defined by Rule 2a-7. Generally, eligible securities must be rated by a nationally recognized statistical rating organization in one of the two highest rating categories for short-term debt obligations or be of comparable quality. The Money Market Trust will invest only in obligations that have remaining maturities of 397 days or less.

         The Trustees have established procedures designed to stabilize, to the extent reasonably possible, the Money Market Trust's price per share as computed for the purpose of sales and redemptions at $10.00. The procedures include a direction to the Adviser to establish procedures that will allow for the monitoring of the propriety of the continued use of amortized cost valuation to maintain a constant net asset value of $10.00 per share. The procedures also include a directive to the Adviser that requires that to determine net asset value per share based upon available market quotations, the Money Market Trust shall value weekly (a) all portfolio instruments for which market quotations are readily available at market, and (b) all portfolio instruments for which market quotations are not readily available or are not obtainable from a pricing service, at their fair value as determined in good faith by the Trustees (the actual calculations, however, may be made by persons acting pursuant to the direction of the

Trustees.) If the fair value of a security needs to be determined, the Subadviser will provide determinations, in accordance with procedures and methods established by the Trustees of the Trust, of the fair value of securities held by the Money Market Trust.

         In the event that the deviation from the amortized cost exceeds 0.50 of 1% or $0.05 per share in net asset value, the Adviser shall promptly call a special meeting of the Trustees to determine what, if any, action should be initiated. Where the Trustees believe the extent of any deviation from the Money Market Trust's amortized cost price per share may result in material dilution or other unfair results to investors or existing shareholders, they shall take the action they deem appropriate to eliminate or reduce to the extent reasonably practical such dilution or unfair results. The actions that may be taken by the Trustees include, but are not limited to:

         -    redeeming shares in kind;

         - selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity of the Money Market Trust;

         -    withholding or reducing dividends;

         - utilizing a net asset value per share based on available market quotations; or

         - investing all cash in instruments with a maturity on the next business day.

The Money Market Trust may also reduce the number of shares outstanding by redeeming proportionately from shareholders, without the payment of any monetary compensation, such number of full and fractional shares as is necessary to maintain the net asset value at $10.00 per share. Any such redemption will be treated as a negative dividend for purposes of the Net Investment Factor under the contracts issued by Manulife New York and Manufacturers USA.

                                PERFORMANCE DATA

         Each of the portfolios may quote total return figures in its advertising and sales materials. The figures will always include the average annual total return for recent one period and, when applicable, five and ten year periods and where less than five or ten years, the period since the inception date of the portfolio. In the case of the Pacific Rim Emerging Markets, Real Estate Securities, Quantitative Equity and Equity Index Trusts, such quotations will be for periods that include the performance of the predecessor portfolios of Manulife Series Fund, Inc.

         The average annual total return is the average annual compounded rate of return that equates the initial amount invested to the market value of such investment on the last day of the period for which such return is calculated. For purposes of the calculation, it is assumed that an initial payment of $1,000 is made on the first day of the period for which the return is calculated and that all dividends and distributions are reinvested at the net asset value on the reinvestment dates during the period. All recurring fees, such as advisory fees charged to the Trust, and all Trust expenses are reflected in the calculations. There are no non-recurring fees, such as sales loads, surrender charges or account fees, charged by the Trust. If the period since inception is less than one year, the figures will be based on an aggregate total return rather than an average annual total return.

         [THE PERFORMANCE DATA BELOW DOES NOT REFLECT THE EXPENSES OF ANY VARIABLE PRODUCTS THAT MAY USE THE TRUST AS ITS UNDERLYING INVESTMENT VEHICLE. IF SUCH EXPENSES WERE REFLECTED, PERFORMANCE WOULD BE LOWER.]

                                 SERIES I SHARES
                           TOTAL ANNUALIZED RETURN(3)

                                                                               SINCE INCEPTION
                                                                                 OR 10 YEARS,
                                                  ONE YEAR      FIVE YEARS       WHICHEVER IS
                                                   ENDED          ENDED        SHORTER THROUGH     DATE FIRST
         TRUST PORTFOLIO                         12/31/2002     12/31/2002       12/31/2002        AVAILABLE
-------------------------------------------------------------------------------------------------------------
Pacific Rim Emerging Markets Trust(1)             -12.53%         -3.50%            -5.29%          10/04/94

Science & Technology Trust                        -40.76%         -8.08%            -5.19%          01/01/97

International Small Cap Trust                     -16.73%         -3.41%            -1.13%          03/04/96

Health Sciences Trust                             -27.24%           N/A            -13.28%          04/30/01

Aggressive Growth Trust                           -24.96%         -4.52%            -3.78%          01/01/97

Emerging Small Company Trust                      -29.20%         -1.76%             1.16%          01/01/97
-------------------------------------------------------------------------------------------------------------

                                                                               SINCE INCEPTION
                                                                                 OR 10 YEARS,
                                                  ONE YEAR      FIVE YEARS       WHICHEVER IS
                                                   ENDED          ENDED        SHORTER THROUGH     DATE FIRST
               TRUST PORTFOLIO                   12/31/2002     12/31/2002       12/31/2002        AVAILABLE
-------------------------------------------------------------------------------------------------------------
Small Company Blend Trust                         -25.55%           N/A             -7.53%          05/01/99

Dynamic Growth Trust                              -28.36%           N/A            -38.50%          05/01/00

Mid Cap Stock Trust                               -22.56%           N/A            -10.44%          05/01/99

All Cap Growth Trust                              -24.41%         -0.93%             2.41%          03/04/96

Financial Services Trust                          -17.88%           N/A            -14.86%          04/30/01

Overseas Trust                                    -21.44%         -5.22%            -1.03%          01/09/95

International Stock Trust                         -21.69%         -5.24%            -4.17%          01/01/97

International Value Trust                         -17.84%           N/A             -8.62%          05/01/99

Capital Appreciation Trust                        -30.61%           N/A            -27.62%          11/01/00

Strategic Opportunities Trust                     -38.77%         -7.45%             4.86%(2)       06/18/85

Quantitative Mid Cap Trust                        -22.65%           N/A            -24.07%          04/30/01

Global Equity Trust                               -19.11%         -2.39%             5.79%(2)       03/18/88

Strategic Growth Trust                            -28.04%           N/A            -23.84%          04/30/01

All Cap Core Trust (formerly, Growth Trust)       -25.23%         -6.18%             0.11%          07/15/96

Large Cap Growth Trust                            -22.83%         -4.09%             3.92%(2)       08/03/89

All Cap Value Trust                               -27.83%           N/A            -17.29%          04/30/01

Strategic Value Trust (formerly, Capital
Opportunities Trust)                              -27.20%           N/A            -24.64%          04/30/01

Quantitative Equity Trust(1)                      -27.78%         -1.78%             6.99%(2)       04/30/87

Blue Chip Growth Trust                            -24.26%         -0.71%             5.98%(2)       12/11/92

Utilities Trust                                   -23.46%           N/A            -28.44%          04/30/01

Real Estate Securities Trust(1)                     2.58%          0.45%             8.39%(2)       04/30/87

Small Company Value Trust                          -5.93%          1.78%             0.81%          10/01/97

Mid Cap Value Trust                               -10.11%           N/A             -3.55%          04/30/01

Value Trust                                       -22.80%         -1.02%             2.51%          01/01/97

Equity Index Trust(1)                             -22.30%         -0.84%             5.77%          02/14/96

Global Allocation Trust (formerly, Tactical
Allocation Trust)                                 -23.21%           N/A            -15.21%          05/01/00

Fundamental Value Trust                           -16.20%           N/A            -13.40%          04/30/01

Growth & Income Trust                             -24.33%         -1.28%             8.34%(2)       04/23/91

U.S. Large Cap Trust (formerly, U.S. Large
Cap Value Trust)                                  -25.18%           N/A             -6.88%          05/01/99

Equity-Income Trust                               -13.28%          2.31%             9.54%          02/19/93

Income & Value Trust                              -15.93%          2.19%             6.38%(2)       08/03/89

Balanced Trust                                    -14.36%         -4.76             -1.33%          01/01/97
-------------------------------------------------------------------------------------------------------------

                                                                               SINCE INCEPTION
                                                                                 OR 10 YEARS,
                                                  ONE YEAR      FIVE YEARS       WHICHEVER IS
                                                   ENDED          ENDED        SHORTER THROUGH     DATE FIRST
        TRUST PORTFOLIO                          12/31/2002     12/31/2002        12/31/2002       AVAILABLE
-------------------------------------------------------------------------------------------------------------
High Yield Trust                                   -6.65%         -2.31%             0.08%          01/01/97

Strategic Bond Trust                                8.96%          5.18%             7.27%          02/19/93

Global Bond Trust                                  20.12%          4.28%             7.08%(2)       03/18/88

Total Return Trust                                  9.52%           N/A              7.45%          05/01/99

Investment Quality Bond Trust                       9.94%          6.63%             6.88%(2)       06/18/85

Diversified Bond Trust                              7.61%          7.22%             7.88%(2)       08/03/89

U.S. Government Securities Trust                    7.99%          6.57%             6.59%(2)       03/18/88

Money Market Trust                                  1.18%          4.05%             5.14%(2)       06/18/85

Small Cap Index Trust                             -21.47%           N/A            -10.39%          05/01/00

International Index Trust                         -17.15%           N/A            -18.48%          05/01/00

Mid Cap Index Trust                               -15.16%           N/A             -4.14%          05/01/00

Total Stock Market Index Trust                    -21.29%           N/A            -16.03%          05/01/00

500 Index Trust                                   -22.53%           N/A            -16.71%          05/01/00

Lifestyle Aggressive 1000 Trust                   -20.71%         -4.83%            -2.38%          01/07/97

Lifestyle Growth 820 Trust                        -15.84%         -1.67%             0.77%          01/07/97

Lifestyle Balanced 640 Trust                       -9.95%          0.88%             2.99%          01/07/97

Lifestyle Moderate 460 Trust                       -4.07%          3.22%             4.91%          01/07/97

Lifestyle Conservative 280 Trust                    1.80%          5.38%             6.50%          01/07/97

Small-Mid Cap Growth Trust                        -34.32%           N/A            -30.75%          07/16/01

Small-Mid Cap Trust                               -17.57%           N/A            -15.05%          07/16/01

International Equity Select Trust                 -11.65%           N/A            -10.56%          07/16/01

Select Growth Trust                               -30.64%           N/A            -24.83%          07/16/01

Global Equity Select Trust                        -13.61%           N/A            -11.02%          07/16/01

Core Value Trust                                  -20.82%           N/A            -17.60%          07/16/01

High Grade Bond Trust                              11.01%           N/A              9.76%          07/16/01

                                SERIES II SHARES
                           TOTAL ANNUALIZED RETURN(3)

                                                                               SINCE INCEPTION
                                                                                 OR 10 YEARS,
                                                  ONE YEAR      FIVE YEARS       WHICHEVER IS
                                                   ENDED          ENDED        SHORTER THROUGH     DATE FIRST
               TRUST PORTFOLIO                   12/31/2002     12/31/2002        12/31/2002       AVAILABLE
-------------------------------------------------------------------------------------------------------------
Pacific Rim Emerging Markets Trust                  N/A            N/A             -12.27%          01/28/02

Science & Technology Trust                          N/A            N/A             -39.81%          01/28/02

International Small Cap Trust                       N/A            N/A             -17.09%          01/28/02

Health Sciences Trust                               N/A            N/A             -23.63%          01/28/02

Aggressive Growth Trust                             N/A            N/A             -23.10%          01/28/02

Emerging Small Company Trust                        N/A            N/A             -26.62%          01/28/02

Small Company Blend Trust                           N/A            N/A             -23.63%          01/28/02

Dynamic Growth Trust                                N/A            N/A             -22.73%          01/28/02

Mid Cap Stock Trust                                 N/A            N/A             -21.62%          01/28/02

All Cap Growth Trust                                N/A            N/A             -23.12%          01/28/02

Financial Services Trust                            N/A            N/A             -16.90%          01/28/02

Overseas Trust                                      N/A            N/A             -18.49%          01/28/02

International Stock Trust                           N/A            N/A             -24.29%          01/28/02

International Value Trust                           N/A            N/A             -16.00%          01/28/02

Capital Appreciation Trust                          N/A            N/A             -28.98%          01/28/02

Strategic Opportunities Trust                       N/A            N/A             -35.53%          01/28/02

Quantitative Mid Cap Trust                          N/A            N/A             -21.44%          01/28/02

Global Equity Trust                                 N/A            N/A             -17.33%          01/28/02

Strategic Growth Trust                              N/A            N/A             -25.05%          01/28/02

All Cap Core Trust (formerly, Growth Trust)         N/A            N/A             -23.53%          01/28/02

Large Cap Growth Trust                              N/A            N/A             -22.15%          01/28/02

All Cap Value Trust                                 N/A            N/A             -27.63%          01/28/02

Strategic Value Trust (formerly, Capital
Opportunities Trust)                                N/A            N/A             -24.25%          01/28/02

Quantitative Equity Trust                           N/A            N/A             -26.34%          01/28/02

Blue Chip Growth Trust                              N/A            N/A             -22.86%          01/28/02

Utilities Trust                                     N/A            N/A             -19.04%          01/28/02

Real Estate Securities Trust                        N/A            N/A               3.05%          01/28/02

Small Company Value Trust                           N/A            N/A              -6.20%          01/28/02

Mid Cap Value Trust                                 N/A            N/A              -7.05%          01/28/02

Value Trust                                         N/A            N/A             -21.87%          01/28/02

Equity Index Trust                                  N/A            N/A               N/A              N/A

Global Allocation Trust (formerly, Tactical
Allocation Trust)                                   N/A            N/A             -22.30%          01/28/02

Fundamental Value Trust                             N/A            N/A             -14.46%          01/28/02

Growth & Income Trust                               N/A            N/A             -22.83%          01/28/02

U.S. Large Cap Trust (formerly, U.S. Large
Cap Value Trust)                                    N/A            N/A             -23.61%          01/28/02

Equity-Income Trust                                 N/A            N/A             -12.89%          01/28/02

Income & Value Trust                                N/A            N/A             -15.02%          01/28/02

Balanced Trust                                      N/A            N/A             -13.67%          01/28/02

High Yield Trust                                    N/A            N/A              -7.42%          01/28/02

Strategic Bond Trust                                N/A            N/A               7.46%          01/28/02

Global Bond Trust                                   N/A            N/A              21.21%          01/28/02

Total Return Trust                                  N/A            N/A               8.51%          01/28/02

Investment Quality Bond Trust                       N/A            N/A               9.02%          01/28/02

Diversified Bond Trust                              N/A            N/A               7.21%          01/28/02

U.S. Government Securities Trust                    N/A            N/A               7.53%          01/28/02

Money Market Trust                                  N/A            N/A               0.89%          01/28/02

Small Cap Index Trust                               N/A            N/A             -19.95%          01/28/02

International Index Trust                           N/A            N/A             -13.35%          01/28/02

Mid Cap Index Trust                                 N/A            N/A             -15.07%          01/28/02

Total Stock Market Index Trust                      N/A            N/A             -20.36%          01/28/02

500 Index Trust                                     N/A            N/A             -21.59%          01/28/02

Lifestyle Aggressive 1000 Trust                     N/A            N/A             -18.74%          01/28/02

Lifestyle Growth 820 Trust                          N/A            N/A             -14.40%          01/28/02

Lifestyle Balanced 640 Trust                        N/A            N/A              -9.18%          01/28/02

Lifestyle Moderate 460 Trust                        N/A            N/A              -3.77%          01/28/02

Lifestyle Conservative 280 Trust                    N/A            N/A               1.83%          01/28/02

Small-Mid Cap Growth Trust                          N/A            N/A               N/A              N/A

Small-Mid Cap Trust                                 N/A            N/A              -4.18%          01/28/02

International Equity Select Trust                   N/A            N/A              -2.12%          01/28/02

Select Growth Trust                                 N/A            N/A               N/A              N/A

Global Equity Select Trust                          N/A            N/A               N/A              N/A

Core Value Trust                                    N/A            N/A               N/A              N/A

High Grade Bond Trust                               N/A            N/A               1.77%          01/28/02

(1) On December 31, 1996, Manulife Series Fund, Inc. merged with the Trust. Performance presented for these Trust portfolios is based upon the performance of their respective predecessor Manulife Series Fund, Inc. portfolios for periods prior to December 31, 1996.

(2) 10 Years

(3) Certain expenses of the portfolios listed below were waived. If such waiver were not in effect, returns would have been lower: Science & Technology, Health Sciences, International Stock, Blue Chip Growth, Small Company Value, Equity Index, Equity-Income, International Index, the Lifestyle Trusts, Small-Mid Cap Growth, Small-Mid Cap, International Equity Select, Select Growth, Global Equity Select, Core Value and High Grade Bond.

The Trust may also from time to time include in advertising and sales literature the following:

         - information regarding its portfolio subadvisers, such as information regarding a subadviser's specific investment expertise, client base, assets under management or other relevant information;

         - quotations about the Trust, its portfolios or its investment subadvisers that appear in various publications and media; and

         - general discussions of economic theories, including, but not limited to, discussions of how demographics and political trends may effect future financial markets, as well as market or other relevant information.

The Trust may also from time to time advertise the performance of certain portfolios relative to that of unmanaged indices, including but not limited to the:

         -    Dow Jones Industrial Average,

         - Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices,

         -    S&P 500 Index,

         -    Value Line Composite, and

         - Morgan Stanley Capital International Europe, Australia and Far East ("EAFE") and World Indices.

The Trust may also advertise the performance rankings assigned to certain portfolios or their investment Subadvisers by various statistical services, including but not limited to:

         -    SEI,

         - Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis and Variable Insurance Products Performance Analysis,

         - Variable Annuity Research and Data Service, Intersec Research Survey of Non-U.S. Equity Fund Returns,

         -    Frank Russell International Universe, and

         - any other data which may be presented from time to time by analysts such as Dow Jones, Morningstar, Chase International Performance, Wilson Associates, Stanger, CDA Investment Technology, the Consumer Price Index ("CPI"), The Bank Rate Monitor National Index, IBC/Donaghue's Average U.S. Government and Agency, or as such data may appear in various publications, including The Wall Street Journal, New York Times, Forbes, Barrons, Fortune, Money Magazine, Financial World and Financial Services Week.

                             THE INSURANCE COMPANIES

The Trust currently serves as the underlying investment medium for sums invested in variable contracts issued by:

- The Manufacturers Life Insurance Company of New York ("Manulife New York"), formerly First North American Life Assurance Company, a New York stock life insurance company that is a wholly owned subsidiary of Manulife North America. Manulife New York's corporate offices are located at 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595.

- The Manufacturers Life Insurance Company (U.S.A.) ("Manufacturers USA"), a stock life insurance company organized under the laws of Pennsylvania and redomesticiated under the laws of Michigan. Manufacturers USA is an indirect wholly owned subsidiary of Manulife Financial and is located at 200 Bloor Street in Toronto, Canada, M4W 1E5.

Currently, the two insurance companies described above are the only shareholders of the Trust (excluding shares of certain portfolios of the Trust which are held by the Lifestyle Portfolios). Each shareholder holds Trust shares attributable to variable contracts in their separate accounts. The Trust may be used for other purposes in the future, such as funding annuity contracts issued by other insurance companies. Trust shares are not offered directly to, and may not be purchased directly by members of the public. The paragraph below lists the entities that are eligible to be shareholders of the Trust.

         Entities Eligible to Be Shareholders of the Trust. In order to reflect the conditions of Section 817(h) and other provisions of the Code and regulations thereunder, the By-laws of the Trust provide that shares of the Trust may be purchased only by the following eligible shareholders:


(a) separate accounts of Manulife New York, Manufacturers USA or of other insurance companies;



(b) Manulife New York and Manufacturers USA;



(c) MSS;



(d) any corporation related in a manner specified in Section 267(b) of the Code to Manulife New York, Manufacturers USA or MSS, and



(e) any trustee of a qualified pension or retirement plan.


As a matter of operating policy, shares of the Trust may be purchased only by the eligible shareholders of categories (a), (b) and (d).

Voting of Shares by the Insurance Companies. Manulife New York and Manufacturers USA have the right to vote upon matters that may be voted upon at any Trust shareholders' meeting. These companies will vote all shares of the portfolios of the Trust issued to such companies in proportion to the timely voting instructions received from owners of the contracts participating in separate accounts of such insurance companies registered under the Investment Company Act of 1940. In addition, the Trust will vote all shares of the portfolios issued to Lifestyle Trusts in proportion to such instructions.

 Mixed Variable Annuity and Variable Life Funding. Shares of the Trust may be sold to both variable annuity separate accounts and variable life insurance separate accounts of affiliated insurance companies. The Trust currently does not foresee any disadvantages to the owners of variable annuity or variable life insurance contracts arising from the fact that the interests of those owners may differ. Nevertheless, the Trust's Board of Trustees will monitor events in order to identify any material irreconcilable conflicts which may possibly arise due to differences of tax treatment or other considerations and to determine what action, if any, should be taken in response thereto. Such an action could include the withdrawal of a separate account from participation in the Trust.

                              HISTORY OF THE TRUST

Trust Name Change. Prior to October 1, 1997, the name of the Trust was NASL Series Trust.

Merger of Manulife Series Fund, Inc. into the Trust. Effective December 31, 1996, Manulife Series Fund, Inc., a registered management investment company with nine portfolios, was merged into the Trust. The net assets of four of the portfolios of Manulife Series Fund, Inc. were transferred to comparable existing portfolios of the Trust, and the remaining five portfolios -- the Pacific Rim Emerging Markets, Real Estate Securities, Common Stock, Capital Growth and Equity Index Trusts were merged into newly created portfolios of the Trust.

         Prior Names of Portfolios. Some of the names of the portfolios have been changed at various times. The prior name of the portfolio and the date of the name change are set forth below.

EXISTING NAME                                   PRIOR NAME                           DATE OF CHANGE
-------------                                   ----------                           --------------
Blue Chip Growth                            Pasadena Growth                          October 1, 1996

Quantitative Equity                         Common Stock                             December 31, 1996

Equity-Income                               Value Equity                             December 31, 1996

Emerging Small Company                      Emerging Growth                          November 2, 1998

Large Cap Growth                            Aggressive Asset Allocation              May 1, 1999

Income & Value                              Moderate Asset Allocation                May 1, 1999

Diversified Bond                            Conservative Asset Allocation            May 1, 1999

Overseas                                    International Growth & Income            May 1, 1999

Mid Cap Growth                              Small/Mid Cap                            May 1, 1999

Aggressive Growth                           Pilgrim Baxter Growth                    May 1, 1999

Global Bond                                 Global Government Bond                   May 1, 1999

Mid Cap Blend                               Equity                                   May 1, 1999

All Cap Growth                              Mid Cap Growth                           May 1, 2000

Mid Cap Blend                               Strategic Opportunities                  April 30, 2001

Growth                                      All Cap Core                             November 25, 2002

U.S. Large Cap Value                        U.S. Large Cap                           May 1, 2003

Capital Opportunities                       Strategic Value                          May 1, 2003

Globall Allocation                          Tactital Allocation                      May 1, 2003

                            ORGANIZATION OF THE TRUST

Organization of the Trust. The Trust was originally organized on August 3, 1984 as "NASL Series Fund, Inc." (the "FUND"), a Maryland corporation. Effective December 31, 1988, the Fund was reorganized as a Massachusetts business trust. Pursuant to such reorganization, the Trust assumed all the assets and liabilities of the Fund and carried on its business and operations with the same investment management arrangements as were in effect for the Fund at the time of the reorganization. The assets and liabilities of each of the Fund's separate portfolios were assumed by the corresponding portfolios of the Trust.

Classification. The Trust is a no-load, open-end management investment company registered with the SEC under the 1940 Act. Each of the portfolios, except the Health Sciences Trust, Global Bond Trust and the five Lifestyle Trusts, are diversified for purposes of the 1940 Act.

         Powers of the Trustees of the Trust. Under Massachusetts law and the Trust's Declaration of Trust and By-Laws, the management of the business and affairs of the Trust is the responsibility of its Trustees.

         The Declaration of Trust authorizes the Trustees of the Trust without shareholder approval to do the following:

         - Issue an unlimited number of full and fractional shares of beneficial interest having a par value of $.01 per share,

         - Divide such shares into an unlimited number of series of shares and to designate the relative rights and preferences thereof, and

         - Issue additional series of shares or separate classes of existing series of shares.

         Shares of the Trust. The shares of each portfolio, when issued and paid for, will be fully paid and non-assessable and will have no preemptive or conversion rights. Shares of each portfolio have equal rights with regard to redemptions, dividends, distributions and liquidations with respect to that portfolio. Holders of shares of any portfolio are entitled to redeem their shares as set forth under "Purchase and Redemption of Shares."

         Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective portfolio and upon liquidation in the net assets of such portfolio remaining after satisfaction of outstanding liabilities. For these purposes and for purposes of determining the sale and redemption prices of shares, any assets that are not clearly allocable to a particular portfolio will be allocated in the manner determined by the Trustees. Accrued liabilities which are not clearly allocable to one or more portfolios will also be allocated among the portfolios in the manner determined by the Trustees.

         Shareholder Voting. Shareholders of each portfolio of the Trust are entitled to one vote for each full share held (and fractional votes for fractional shares held) irrespective of the relative net asset values of the shares of the portfolio. All shares entitled to vote are voted by series. However, when voting for the election of Trustees and when otherwise permitted by the 1940 Act, shares are voted in the aggregate and not by series. Only shares of a particular portfolio are entitled to vote on matters determined by the Trustees to affect only the interests of that portfolio. Pursuant to the 1940 Act and the rules and regulations thereunder, certain matters approved by a vote of a majority of all the shareholders of the Trust may not be binding on a portfolio whose shareholders have not approved such matter. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until less than a majority of the Trustees holding office has been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Holders of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee by a vote cast in person or by proxy at a meeting called for such purpose. Shares of the Trust do not have cumulative voting rights, which means that the holders of more than 50% of the Trust's shares voting for the election of Trustees can elect all of the Trustees if they so choose. In such event, the holders of the remaining shares would not be able to elect any Trustees.

         Shareholder Liability. Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trustees or any officer of the Trust. The Declaration of Trust also provides for indemnification out of the property of a Trust portfolio for all losses and expenses of any shareholder held personally liable for the obligations of such portfolio. In addition, the Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon, but only out of the property of the affected portfolio. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a particular portfolio would be unable to meet its obligations.

                     ADDITIONAL INFORMATION CONCERNING TAXES

The following discussion is a general and abbreviated summary of certain additional tax considerations affecting a portfolio and its shareholders. No attempt is made to present a detailed explanation of all Federal, state, local and foreign tax concerns, and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisors with specific questions relating to Federal, state, local or foreign taxes.

Since the portfolios' shareholders are the separate accounts of insurance companies, no discussion is included herein as to the U.S. Federal income tax consequences to the holder of a variable annuity or life insurance contract who allocates investments to a portfolio. For information concerning the U.S. Federal income tax consequences to such holders, see the prospectus for such contract. Holders of variable annuity or life insurance contracts should consult their tax advisors about the application of the provisions of the tax law described in this Statement of Additional Information in light of their particular tax situations.

 The Trust believes that each portfolio will qualify as a regulated investment company under Subchapter M of the Code. If any portfolio of the Trust does not qualify as a regulated investment company, it will be subject to U.S. Federal income tax on its net investment income and net capital gains. As a result of qualifying as a regulated investment company, each portfolio will not be subject to U.S. Federal income tax on its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of its net realized long-term capital gain over its net realized short-term capital loss), if any, that it distributes to its shareholders in each taxable year, provided that it distributes to its shareholders at least 90% of its net investment income for such taxable year.

         A portfolio will be subject to a non-deductible 4% excise tax to the extent that the portfolio does not distribute by the end of each calendar year
(a) at least 98% of its ordinary income for the calendar year; (b) at least 98% of its capital gain net income for the one-year period ending, as a general rule, on October 31 of each year; and (c) 100% of the undistributed ordinary income and capital gain net income from the preceding calendar years (if any) pursuant to the calculations in (a) and (b). For this purpose, any income or gain retained by a portfolio that is subject to corporate tax will be considered to have been distributed by year-end. To the extent possible, each portfolio intends to make sufficient distributions to avoid the application of both corporate income and excise taxes. Under current law, distributions of net investment income and net capital gain are not taxed to a life insurance company to the extent applied to increase the reserves for the company's variable annuity and life insurance contracts.

To qualify as a regulated investment company, a portfolio must, among other things, derive its income from certain sources. Specifically, in each taxable year a portfolio must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies.

To qualify as a regulated investment company, a portfolio must also satisfy certain requirements with respect to the diversification of its assets. A portfolio must have, at the close of each quarter of the taxable year, at least 50% of the value of its total assets represented by cash, cash items, United States Government securities, securities of other regulated investment companies, and other securities which, in respect of any one issuer, do not represent more than 5% of the value of the assets of the portfolio nor more than 10% of the voting securities of that issuer. In addition, at those times not more than 25% of the value of the portfolio's assets may be invested in securities (other than United States Government securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers which the portfolio controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

Because the Trust complies with the ownership restriction of Treas. Reg. Section 1.817-5(f) (no direct ownership by the public), each insurance company separate account will be treated as owning its proportionate share of the assets of any portfolio in which it invests, provided that the portfolio qualifies as a regulated investment company. Therefore, each portfolio intends to meet the additional diversification requirements that are applicable to insurance company separate accounts under Subchapter L of the Code. These requirements generally provide that no more than 55% of the value of the assets of a portfolio may be represented by any one investment; no more than 70% by any two investments; no more than 80% by any three investments; and no more than 90% by any four investments. For these purposes, all securities of the same issuer are treated as a single investment and each United States government agency or instrumentality is treated as a separate issuer.

A portfolio may make investments that produce income that is not matched by a corresponding cash distribution to the portfolio, such as investments in pay-in-kind bonds or in obligations such as certain Brady Bonds and zero-coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or market discount (i.e., an amount equal to the excess of the stated redemption price at maturity of the security (appropriately adjusted if it also has original issue discount) over its basis immediately after it was acquired) if the portfolio elects to accrue market discount on a current basis. In addition, income may continue to accrue for Federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a portfolio and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a portfolio, such portfolio may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction for any interest expense incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed.

Certain of the portfolios may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales (see "HEDGING AND OTHER STRATEGIC TRANSACTIONS"). Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a portfolio (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of a portfolio and defer recognition of certain of the portfolio's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a portfolio to "mark-to-market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause a portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirement and avoid the 4% excise tax. Each portfolio intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

Portfolios investing in foreign securities or currencies may be required to pay withholding or other taxes to foreign governments. Foreign tax withholding from dividends and interest, if any, is generally imposed at a rate between 10% and 35%. If a portfolio purchases shares in a "passive foreign investment company" (a "PFIC"), the portfolio may be subject to U.S. Federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the portfolio to its shareholders. Additional charges in the nature of interest may be imposed on the portfolio in respect of deferred taxes arising from such distributions or gains. If a portfolio were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the portfolio would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to the portfolio. Alternatively, a portfolio can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the portfolio would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, a portfolio might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirements and would be taken into account for purposes of the 4% excise tax.

Additional Tax Considerations. If a portfolio failed to qualify as a regulated investment company, (i) owners of contracts based on the portfolio would be treated as owning shares of the portfolio (rather than their proportionate share of the assets of such portfolio) for purposes of the diversification requirements under Subchapter L of the Code, and as a result might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral, and (ii) the portfolio would incur regular corporate federal income tax on its taxable income for that year and be subject to certain distribution requirements upon requalification. In addition, if a portfolio failed to comply with the diversification requirements of the regulations under Subchapter L of the Code, owners of contracts based on the portfolio might be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the Adviser and the Subadvisers and it is intended that the portfolios will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return under a portfolio, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the Subadvisers might otherwise believe to be desirable.

Other Information. For more information regarding the tax implications for the purchaser of a variable annuity or life insurance contract who allocates investments to a portfolio of the Trust, please refer to the prospectus for the contract.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisors. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and Regulations are subject to change, possibly with retroactive effect.

                             REPORTS TO SHAREHOLDERS

         The financial statements of the Trust at December 31, 2002, are incorporated herein by reference from the Trust's most recent Annual Reports and Semi Annuals report to Shareholders filed with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1.

                             INDEPENDENT ACCOUNTANTS

         The financial statements of the Trust at December 31, 2002, including the related financial highlights which appear in the Prospectus, have been audited by PricewaterhouseCoopers LLP, independent accountants, as indicated in their report with respect thereto, and are included herein in reliance upon said report given on the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP has offices at 160 Federal Street, Boston, MA 02110.

         The Board of Trustees of the Trust has approved an agreement and plan of reorganization (the "Agreement") that provides (a) for the Science & Technology Trust to acquire the assets and liabilities of the Telecommunications Trust and the Internet Technologies Trust in exchange for shares of the Science
& Technology Trust and (b) for the Dynamic Growth Trust to acquire the assets and liabilities of the Mid Cap Growth Trust and the Mid Cap Opportunities Trust in exchange for shares of the Dynamic Growth Trust.

         The Agreement was approved on May 1, 2003, by the vote of a majority of outstanding interests of outstanding shares of the Telecommunications Trust, the Internet Technologies Trust, the Mid Cap Growth Trust and the Mid Cap Opportunities Trust. The transfer of shares was completed immediately after the close of business of the New York Stock Exchange on May 2, 2003 when the reorganizations became effective.

                                    CUSTODIAN

State Street Bank and Trust Company, ("State Street") 225 Franklin Street, Boston, Massachusetts 02110, currently acts as custodian and bookkeeping agent of all the Trust assets. State Street has selected various banks and trust companies in foreign countries to maintain custody of certain foreign securities. State Street is authorized to use the facilities of the Depository Trust Company, the Participants Trust Company and the book-entry system of the Federal Reserve Banks.

                                 CODE OF ETHICS

The Trusts, the Adviser and each Subadviser have adopted Codes of Ethics that comply with Rule 17j-1 under the 1940 Act. Each Code permits personnel subject to the Code to invest in securities including securities that may be purchased or held by the Trust.

                                   APPENDIX I

DEBT SECURITY RATINGS

STANDARD & POOR'S RATINGS GROUP ("S&P")

Commercial Paper:

A-1 The rating A-1 is the highest rating assigned by S&P to commercial paper. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high for issuers designated "A-1."

Bonds:

AAA               Debt rated AAA has the highest rating assigned by S&P.
                  Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB-B-CCC
  -CC Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D Bonds rated D are in default. The D category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired. The D rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

Commercial Paper:

P-1 The rating P-1 is the highest commercial paper rating assigned by Moody's. Issuers rated P-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity.

P-2 Issuers rated P-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Bonds:

Aaa Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa by Moody's are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa by Moody's are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

B Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers "1," "2" and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

                                   APPENDIX II

STANDARD & POOR'S CORPORATION DISCLAIMERS

The Equity Index Trust, 500 Index Trust and Mid Cap Index Trust (collectively, the "S&P Index Trusts") are not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to the shareholders of the S&P Index Trusts, or any member of the public regarding the advisability of investing in securities generally or in the S&P Index Trusts particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Trust is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Trust or the S&P Index Trusts. S&P has no obligation to take the needs of the Trust or the shareholders of the S&P Index Trusts into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of shares of the S&P Index Trusts or the timing of the issuance or sale of the shares of the S&P Index Trusts or in the determination or calculation of the equation by which shares of the S&P Index Trusts are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the S&P Index Trusts.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Trust, shareholders of the S&P Index Trusts, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

MANUFACTURERS INVESTMENT TRUST - QUANTITATIVE EQUITY TRUST
MANUFACTURERS INVESTMENT TRUST - U.S. LARGE CAP TRUST
PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES -
DECEMBER 31, 2003 (UNAUDITED)


                                                                                                                U.S. LARGE CAP
                                                              QUANTITATIVE       U.S. LARGE                          TRUST
                                                                 EQUITY              CAP          PRO FORMA        PRO FORMA
                                                                 TRUST              TRUST        ADJUSTMENTS       COMBINED
                                                            -----------------  ----------------  ------------  -----------------
ASSETS
Investments in securities, at value                         $     272,050,935  $    544,269,544                $     816,320,479
     Securities on loan, at value                                  14,342,499        64,631,229                       78,973,728
     Repurchase agreements, at value                                3,465,000        15,849,000                       19,314,000
                                                            -----------------  ----------------                -----------------
     TOTAL INVESTMENTS IN SECURITIES, AT VALUE (See
     accompanying portfolio of investments)                       289,858,434       624,749,773                      914,608,207
Cash                                                                      443               896                            1,339
Receivables:
     Investments sold                                               2,275,799           119,756                        2,395,555
     Fund shares sold                                                     262           201,420                          201,682
     Dividends and interest                                           302,206           575,592                          877,798
     Foreign tax withholding reclaims                                       -             2,107                            2,107
Other assets                                                            1,609             3,128                            4,737
                                                            -----------------  ----------------                -----------------
     TOTAL ASSETS                                                 292,438,753       625,652,672                      918,091,425
                                                            -----------------  ----------------                -----------------

LIABILITIES
Payables:
     Investments purchased                                          2,102,283         2,011,036                        4,113,319
     Fund shares redeemed                                             873,090           219,259                        1,092,349
     Dividend and interest withholding tax                              2,014                 -                            2,014
     Other payables and accrued expenses                               40,050            66,314  $  85,740  A            192,104
     Collateral for securities lending                             14,673,806        66,142,244                       80,816,050
                                                            -----------------  ----------------                -----------------
     TOTAL LIABILITIES                                             17,691,243        68,438,853                       86,215,836
                                                            -----------------  ----------------                -----------------
NET ASSETS                                                  $     274,747,510  $    557,213,819                $     831,875,589
                                                            =================  ================                =================

NET ASSETS CONSIST OF:
Undistributed net investment income (loss)                  $       2,066,036  $      1,829,752   ($85,740) A  $       3,810,048
Accumulated undistributed net realized gain (loss) on
     investments, futures, foreign currency and forward
     foreign currency contracts                                  (238,995,497)      (89,980,315)                    (328,975,812)
Unrealized appreciation (depreciation) on:
     Investments                                                   25,225,050        94,364,940                      119,589,990
Capital shares at par value of $.01                                   180,773           434,278     33,261  B            648,312
Additional paid-in capital                                        486,271,148       550,565,164    (33,261) B      1,036,803,051
                                                            -----------------  ----------------  ---------     -----------------
NET ASSETS                                                  $     274,747,510  $    557,213,819                $     831,875,589
                                                            =================  ================                =================
Investments in securities, including repurchase
     agreements and securities on loan, at identified cost  $     264,633,384  $    530,384,833                $     795,018,217
                                                            =================  ================                =================

NET ASSET VALUES:
SERIES I SHARES:
Net Assets at value                                         $     255,587,248  $    413,803,389   ($69,246) C  $     669,321,391
                                                            =================  ================                =================
Shares Outstanding                                                 16,812,231        32,216,546  3,093,318  D         52,122,095
                                                            -----------------  ----------------  ---------     -----------------
Net asset value, offering and redemption price per share    $           15.20  $          12.84                $           12.84
                                                            =================  ================                =================

SERIES II SHARES:
Net Assets at value                                         $      19,159,889  $    143,409,231   ($16,494) C  $     162,552,626
                                                            =================  ================                =================
Shares Outstanding                                                  1,265,030        11,211,122    232,808  D         12,708,960
                                                            -----------------  ----------------  ---------     -----------------
Net asset value, offering and redemption price per share    $           15.15  $          12.79                $           12.79
                                                            =================  ================                =================

SERIES III SHARES+:
Net Assets at value                                         $             373  $          1,199          -  C  $           1,572
                                                            =================  ================                =================
Shares Outstanding                                                         25                94          4  D                123
                                                            -----------------  ----------------  ---------      ----------------
Net asset value, offering and redemption price per share    $           15.20  $          12.84                $           12.84
                                                            =================  ================                =================

+ Net assets and shares outstanding have been rounded for presentation purposes. The net asset value is as reported on December 31, 2003.

     The accompanying notes are an integral part of the financial statements.

MANUFACTURERS INVESTMENT TRUST - QUANTITATIVE EQUITY TRUST
MANUFACTURERS INVESTMENT TRUST - U.S. LARGE CAP TRUST
PRO FORMA COMBINING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003 (UNAUDITED)




                                                                                                            U.S. LARGE CAP
                                                         QUANTITATIVE      U.S. LARGE                           TRUST
                                                            EQUITY             CAP          PRO FORMA         PRO FORMA
                                                             TRUST            TRUST        ADJUSTMENTS         COMBINED
                                                        ---------------   -------------   -------------   ------------------
Investment Income:
     Interest                                           $        84,425   $     429,919                   $          514,344
     Dividends                                                4,067,440       6,097,992                           10,165,432
     Securities lending                                           8,092          45,078                               53,170
     Less: Foreign taxes withheld                               (11,196)        (81,142)                             (92,338)
                                                        ---------------   -------------                   ------------------
     Total income                                             4,148,761       6,491,847                   $       10,640,608
                                                        ---------------   -------------                   ------------------
Expenses:
     Investment adviser fee                                   1,507,407       3,463,143      314,043  E            5,284,593
     Distribution fee for Series I                              359,251         568,153                              927,404
     Distribution fee for Series II                              41,067         346,172                              387,239
     Distribution fee for Series III                                  - +             1                                    1
     Custodian fee                                               83,954         129,619      (83,954) F              129,619
     Fund administration fees                                    32,861          60,601                               93,462
     Printing and postage fees                                   20,494          31,892                               52,386
     Audit and legal fees                                        21,397          29,303      (13,653) F               37,047
     Registration and filing fees                                 3,281           6,479                                9,760
     Trustees fees and expenses                                   4,812           8,459                               13,271
     Miscellaneous                                                8,201          18,273                               26,474
                                                        ---------------   -------------   ----------      ------------------
     Total expenses                                           2,082,725       4,662,095      216,436               6,961,256
                                                        ---------------   -------------                   ------------------
Net investment income (loss)                                  2,066,036       1,829,752                            3,679,352
                                                        ---------------   -------------                   ------------------
Realized and unrealized gain (loss) on investments,
     futures, foreign currency and forward
     foreign currency contracts:
Net realized gain (loss) on:
     Investment transactions                                (26,617,264)    (33,864,011)                         (60,481,275)
     Futures contracts                                          121,935              --                              121,935
Change in unrealized appreciation (depreciation) on:
     Investments                                             77,836,476     185,849,158                          263,685,634
                                                        ---------------   -------------                   ------------------
     Net gain (loss) on investments, futures, foreign
     currency and forward foreign currency contracts         51,341,147     151,985,147                          203,326,294
                                                        ---------------   -------------                   ------------------
Net increase (decrease) in net assets resulting from
     operations                                         $    53,407,183   $ 153,814,899                          207,005,646
                                                        ===============   =============                   ==================

+ Rounds to less than $1.

     The accompanying notes are an integral part of the financial statements.

MANUFACTURERS INVESTMENT TRUST - QUANTITATIVE EQUITY TRUST
MANUFACTURERS INVESTMENT TRUST - U.S. LARGE CAP TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS -
DECEMBER 31, 2003 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL VALUE OF INVESTMENTS)

QUANTITATIVE  U.S. LARGE CAP    PROFORMA                                                 QUANTITATIVE  U.S. LARGE CAP    PROFORMA
EQUITY TRUST       TRUST        COMBINED                                                 EQUITY TRUST       TRUST        COMBINED
------------  --------------  -----------                                                ------------  --------------  ------------
         SHARES/PRINCIPAL AMOUNT                       SECURITY DESCRIPTION                                 VALUE
-----------------------------------------  --------------------------------------------                --------------
                                           COMMON STOCK - 88.28%
                                           ADVERTISING - 0.33%
                  78,900         78,900    Monster Worldwide, Inc. * (a)                               $    1,732,644  $  1,732,644
                  85,000         85,000    The Interpublic Group of Companies, Inc.                         1,326,000     1,326,000
                                                                                                       --------------  ------------
                                                                                                            3,058,644     3,058,644
                                           AEROSPACE - 2.47%
    84,100                       84,100    Lockheed Martin Corp.                         $  4,322,740                     4,322,740
                  32,591         32,591    Northrop Grumman Corp.                                           3,115,700     3,115,700
    61,800                       61,800    Raytheon Company *                               1,856,472                     1,856,472
    57,700        82,300        140,000    United Technologies Corp.                        5,468,229       7,799,571    13,267,800
                                                                                         ------------  --------------  ------------
                                                                                           11,647,441      10,915,271    22,562,712
                                           AUTOMOBILES - 0.37%
    62,700                       62,700    General Motors Corp. (a)                         3,348,180                     3,348,180
                                                                                         ------------                  ------------
                                           AUTO SERVICES - 0.25%
                 125,000        125,000    AutoNation, Inc. *                                               2,296,250     2,296,250
                                                                                                       --------------  ------------
                                           BANKING - 3.97%
    86,900                       86,900    Bank of America Corp.                            6,989,367                     6,989,367
    93,600       191,600        285,200    Bank One Corp.                                   4,267,224       8,735,044    13,002,268
    77,000                       77,000    Doral Financial Corp.                            2,485,560                     2,485,560
                  25,900         25,900    FleetBoston Financial Corp. *                                    1,130,535     1,130,535
                   7,900          7,900    Golden West Financial Corp. (a)                                    815,201       815,201
    67,500                       67,500    National City Corp.                              2,290,950                     2,290,950
    88,800        74,100        162,900    Wells Fargo & Company                            5,229,432       4,363,749     9,593,181
                                                                                         ------------  --------------  ------------
                                                                                           21,262,533      15,044,529    36,307,062
                                           BIOTECHNOLOGY - 2.08%
    81,200       117,400        198,600    Amgen, Inc.                                      5,018,160       7,255,320    12,273,480
                                                                                         ------------
                 276,800        276,800    Applera Corp.-Applied Biosystems Group                           5,732,528     5,732,528
                  28,700         28,700    Biogen Idec, Inc. *                                              1,055,586     1,055,586
                                                                                                       --------------  ------------
                                                                                            5,018,160      14,043,434    19,061,594
                                           BROADCASTING - 0.83%
                   7,700          7,700    Entercom Communications Corp. *                                    407,792       407,792
   102,300                      102,300    Fox Entertainment Group, Inc., Class A * (b)     2,982,045                     2,982,045
                                                                                         ------------
                 120,436        120,436    Hughes Electronics Corp. *                                       1,993,216     1,993,216
                  20,700         20,700    Radio One, Inc., Class D * (a)                                     399,510       399,510
                  41,500         41,500    Viacom, Inc., Class B                                            1,841,770     1,841,770
                                                                                                       --------------  ------------
                                                                                            2,982,045       4,642,288     7,624,333
                                           BUILDING MATERIALS & CONSTRUCTION - 0.93%
                  61,300         61,300    American Standard Companies, Inc. *                              6,172,910     6,172,910
                                                                                                       --------------
   144,000                      144,000    RPM International, Inc.                          2,370,240                     2,370,240
                                                                                         ------------                  ------------
                                                                                            2,370,240       6,172,910     8,543,150

    The accompanying notes are an integral part of the financial statements.

MANUFACTURERS INVESTMENT TRUST - QUANTITATIVE EQUITY TRUST
MANUFACTURERS INVESTMENT TRUST - U.S. LARGE CAP TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS - DECEMBER 31, 2003 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL VALUE OF INVESTMENTS)

QUANTITATIVE U.S. LARGE CAP  PROFORMA                                                      QUANTITATIVE U.S. LARGE CAP    PROFORMA
EQUITY TRUST      TRUST      COMBINED                                                      EQUITY TRUST     TRUST         COMBINED
------------ -------------- -----------                                                   ------------- --------------   -----------
         SHARES/PRINCIPAL AMOUNT                      SECURITY DESCRIPTION                                   VALUE
--------------------------------------- -------------------------------------------------               -------------
                                        BUSINESS SERVICES - 2.34%
                  39,000       39,000   Affiliated Computer Services, Inc., Class A *                   $    2,123,940   $ 2,123,940
                 145,400      145,400   Automatic Data Processing, Inc.                                      5,759,294     5,759,294
   75,100        107,300      182,400   Cadence Design Systems, Inc. *                    $   1,350,298      1,929,254     3,279,552
   68,700                      68,700   Cendant Corp. *                                       1,529,949                    1,529,949
   54,800                      54,800   First Data Corp. * (a)                                2,251,732                    2,251,732
                                                                                          -------------
                 128,800      128,800   Fluor Corp. * (a)                                                    5,105,632     5,105,632
                  57,400       57,400   Robert Half International, Inc.                                      1,339,716     1,339,716
                                                                                                        --------------   -----------
                                                                                              5,131,979     16,257,836    21,389,815
                                        CABLE AND TELEVISION - 1.78%
                 175,947      175,947   Cablevision Systems New York Group, Class A * (a)                    4,115,400     4,115,400
                  35,000       35,000   Comcast Corp., Class A *                                             1,150,450     1,150,450
                 122,500      122,500   Cox Communications, Inc., Class A *                                  4,220,125     4,220,125
                 378,200      378,200   Time Warner, Inc. *                                                  6,803,818     6,803,818
                                                                                                            ----------   -----------
                                                                                                            16,289,793    16,289,793
                                        CELLULAR COMMUNICATIONS - 0.89%
  106,900        974,900    1,081,800   Sprint Corp. (PCS Group) *                            2,676,776      5,478,938     8,155,714
                                                                                          ------------- --------------   -----------

                                        CHEMICALS - 0.99%
                 106,100      106,100   Air Products & Chemicals, Inc.,                                      5,605,263     5,605,263
                  75,000       75,000   E.I. Du Pont De Nemours & Company                                    3,441,750     3,441,750
                                                                                                        --------------   -----------
                                                                                                             9,047,013     9,047,013
                                        COMPUTERS & BUSINESS EQUIPMENT - 1.42%
  189,600                     189,600   Hewlett-Packard Company                               4,355,112                    4,355,112
                                                                                          -------------
                  35,000       35,000   International Business Machines Corp.                                3,243,800     3,243,800
                  21,900       21,900   Lexmark International, Inc. *                                        1,722,216     1,722,216
                  58,200       58,200   Seagate Technology, Inc.                                             1,099,980     1,099,980
                 574,900      574,900   Sun Microsystems, Inc. *                                             2,581,301     2,581,301
                                                                                                        --------------   -----------
                                                                                              4,355,112      8,647,297    13,002,409
                                        COSMETICS & TOILETRIES - 1.68%
   49,000                      49,000   Avon Products, Inc.                                   3,307,010                    3,307,010
                  63,000       63,000   Estee Lauder Companies, Inc., Class A                                2,473,380     2,473,380
                  14,000       14,000   Kimberly-Clark Corp.                                                   827,260       827,260
   63,600         23,900       87,500   The Procter & Gamble Company                          6,352,368      2,387,132     8,739,500
                                                                                          ------------- --------------   -----------
                                                                                              9,659,378      5,687,772    15,347,150
                                        CRUDE PETROLEUM & NATURAL GAS - 0.45%
   66,600                      66,600   Anadarko Petroleum Corp. (a)                          3,397,266                    3,397,266
                                                                                          -------------
                  12,500       12,500   Devon Energy Corp.                                                     715,750       715,750
                                                                                                        --------------   -----------
                                                                                              3,397,266        715,750     4,113,016
                                        DOMESTIC OIL - 0.85%
                 212,100      212,100   Unocal Corp. *                                                       7,811,643      7,811,64
                                                                                                        --------------   -----------
                                        ELECTRICAL EQUIPMENT - 1.84%
                  66,300       66,300   Emerson Electric Company                                             4,292,925     4,292,925
  142,400        262,700      405,100   General Electric Company                              4,411,552      8,138,446    12,549,998
                                                                                          ------------- --------------   -----------
                                                                                              4,411,552     12,431,371    16,842,923

    The accompanying notes are an integral part of the financial statements.

MANUFACTURERS INVESTMENT TRUST - QUANTITATIVE EQUITY TRUST
MANUFACTURERS INVESTMENT TRUST - U.S. LARGE CAP TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS -
DECEMBER 31, 2003 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL VALUE OF INVESTMENTS)

QUANTITATIVE  U.S. LARGE CAP    PROFORMA                                          QUANTITATIVE  U.S. LARGE CAP    PROFORMA
EQUITY TRUST       TRUST        COMBINED                                          EQUITY TRUST       TRUST        COMBINED
------------  --------------  -----------                                         ------------  --------------  ------------
         SHARES/PRINCIPAL AMOUNT                   SECURITY DESCRIPTION                              VALUE
------------  --------------  -----------  -------------------------------------                --------------
                                           ELECTRIC UTILITIES - 2.03%
                  172,900       172,900    Duke Energy Corp. *                                  $    3,535,805  $  3,535,805
   59,300                        59,300    Dominion Resources, Inc.               $  3,785,119                     3,785,119
   65,700                        65,700    Entergy Corp.                             3,753,441                     3,753,441
                                                                                  ------------
                   27,100        27,100    Pinnacle West Capital Corp.                               1,084,542     1,084,542
                  679,300       679,300    The AES Corp. *                                           6,412,592     6,412,592
                                                                                                --------------  ------------
                                                                                     7,538,560      11,032,939    18,571,499
                                           ELECTRONICS - 0.81%
                  202,804       202,804    Agilent Technologies, Inc. *                              5,929,989     5,929,989
                   69,800        69,800    Avnet, Inc. *                                             1,511,868     1,511,868
                                                                                                --------------  ------------
                                                                                                     7,441,857     7,441,857
                                           FINANCIAL SERVICES - 7.25%
                   92,300        92,300    Americredit Corp. * (a)                                   1,470,339     1,470,339
   56,500                        56,500    American Express Company,                 2,724,995                     2,724,995
   34,400                        34,400    Bear Stearns Companies, Inc. (a)          2,750,280                     2,750,280
  175,900                       175,900    Citigroup, Inc.                           8,538,186                     8,538,186
                   58,900        58,900    Federal Home Loan Mortgage Corp.                          3,435,048     3,435,048
   76,900          78,400       155,300    Federal National Mortgage Association     5,772,114       5,884,704    11,656,818
                                                                                  ------------
                  102,000       102,000    IndyMac Bancorp, Inc.                                     3,038,580     3,038,580
                   78,900        78,900    J.P. Morgan Chase & Company *                             2,897,997     2,897,997
                  337,000       337,000    SLM Corp.                                                12,698,160    12,698,160
                   72,900        72,900    State Street Corp. (b)                                    3,796,632     3,796,632
                   11,100        11,100    The Goldman Sachs Group, Inc.                             1,095,903     1,095,903
                  304,800       304,800    Washington Mutual, Inc.                                  12,228,576    12,228,576
                                                                                                --------------  ------------
                                                                                    19,785,575      46,545,939    66,331,514
                                           FOOD & BEVERAGES - 3.08%
                   82,200        82,200    Anheuser-Busch Companies, Inc.                            4,330,296     4,330,296
                  166,100       166,100    Campbell Soup Company *                                   4,451,480     4,451,480
   75,500                        75,500    General Mills, Inc. *                     3,420,150                     3,420,150
                   38,500        38,500    H.J. Heinz Company                                        1,402,555     1,402,555
   78,700                        78,700    Kellogg Company                           2,996,896                     2,996,896
                   66,100        66,100    Kraft Foods, Inc., Class A (a)                            2,129,742     2,129,742
   13,900          72,300        86,200    PepsiCo, Inc.                               648,018       3,370,626     4,018,644
                                                                                  ------------
                   64,000        64,000    The Pepsi Bottling Group, Inc. *                          1,547,520     1,547,520
                   60,000        60,000    Unilever NV                                               3,894,000     3,894,000
                                                                                                --------------  ------------
                                                                                     7,065,064      21,126,219    28,191,283
                                           GAS & PIPELINE UTILITIES - 0.86%
                  108,489       108,489    Kinder Morgan Management LLC *                            4,660,687     4,660,687
                   87,100        87,100    NiSource, Inc.                                            1,910,974     1,910,974
                  133,500       133,500    Williams Companies, Inc.                                  1,310,970     1,310,970
                                                                                                --------------  ------------
                                                                                                     7,882,631     7,882,631
                                           HEALTHCARE PRODUCTS - 1.53%
                   47,800        47,800    Becton Dickinson & Company                                1,966,492     1,966,492
   49,200          42,949        92,149    Guidant Corp.                             2,961,840       2,585,530     5,547,370
   37,000                        37,000    Johnson & Johnson                         1,911,420                     1,911,420
                   26,400        26,400    Medtronic, Inc.                                           1,283,304     1,283,304
                                                                                                --------------
   38,200                        38,200    Stryker Corp.                             3,247,382                     3,247,382
                                                                                  ------------                  ------------
                                                                                     8,120,642       5,835,326    13,955,968

    The accompanying notes are an integral part of the financial statements.

MANUFACTURERS INVESTMENT TRUST - QUANTITATIVE EQUITY TRUST
MANUFACTURERS INVESTMENT TRUST - U.S. LARGE CAP TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS -
DECEMBER 31, 2003 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL VALUE OF INVESTMENTS)


QUANTITATIVE  U.S. LARGE CAP    PROFORMA                                                 QUANTITATIVE  U.S. LARGE CAP    PROFORMA
EQUITY TRUST       TRUST        COMBINED                                                 EQUITY TRUST       TRUST        COMBINED
------------  --------------  -----------                                                ------------  --------------  ------------
         SHARES/PRINCIPAL AMOUNT                       SECURITY DESCRIPTION                                 VALUE
-----------------------------------------  -------------------------------------------                 --------------
                                           HEALTHCARE SERVICES - 1.08%
                  168,200       168,200    Lincare Holdings, Inc. *                                    $    5,051,046  $  5,051,046
  113,300                       113,300    McKesson Corp. *                              $  3,643,728                     3,643,728
                                                                                         ------------
                   18,100        18,100    Pacificare Health Systems, Inc. * (a)                            1,223,560     1,223,560
                                                                                                       --------------  ------------
                                                                                            3,643,728       6,274,606     9,918,334
                                           HOLDINGS COMPANIES/CONGLOMERATES - 0.87%
                       94            94    Berkshire Hathaway, Inc., Class A *                              7,919,500     7,919,500
                                                                                                       --------------  ------------
                                           HOMEBUILDERS - 0.16%
   19,600                        19,600    KB HOME (a)                                      1,421,392                     1,421,392
                                                                                         ------------                  ------------
                                           HOTELS & RESTAURANTS - 0.72%
   74,200                        74,200    Marriott International, Inc., Class A            3,428,040                     3,428,040
   82,500                        82,500    McDonald's Corp.                                 2,048,475                     2,048,475
                                                                                         ------------
                   30,400        30,400    Starwood Hotels & Resorts Worldwide, Inc. *                      1,093,488     1,093,488
                                                                                                       --------------  ------------
                                                                                            5,476,515       1,093,488     6,570,003
                                           HOUSEHOLD PRODUCTS - 0.21%
   83,300                        83,300    Newell Rubbermaid, Inc.                          1,896,741                     1,896,741
                                                                                         ------------                  ------------
                                           INDUSTRIAL MACHINERY - 0.39%
                   52,400        52,400    Ingersoll-Rand Company, Class A                                  3,556,912     3,556,912
                                                                                                       --------------  ------------
                                           INSURANCE - 3.77%
                   35,987        35,987    American International Group, Inc.                               2,385,218     2,385,218
   40,700                        40,700    Aetna, Inc.                                      2,750,506                     2,750,506
   75,100                        75,100    AFLAC, Inc.                                      2,717,118                     2,717,118
   61,600                        61,600    CIGNA Corp. *                                    3,542,000                     3,542,000
                   34,700        34,700    Chubb Corp.                                                      2,363,070     2,363,070
                   42,900        42,900    Hartford Financial Services Group, Inc.                          2,532,387     2,532,387
   99,200                        99,200    RenaissanceRe Holdings, Ltd.                     4,865,760                     4,865,760
                   96,700        96,700    The PMI Group, Inc. (a)                                          3,600,141     3,600,141
  151,200                       151,200    W.R. Berkley Corp.                               5,284,440                     5,284,440
                                                                                         ------------
                   56,800        56,800    XL Capital, Ltd., Class A                                        4,404,840     4,404,840
                                                                                                       --------------  ------------
                                                                                           19,159,824      15,285,656    34,445,480
                                           INTERNATIONAL OIL - 1.62%
   74,800                        74,800    ConocoPhillips                                   4,904,636                     4,904,636
                                                                                         ------------
                  122,300       122,300    Royal Dutch Petroleum Company                                    6,407,297     6,407,297
                   97,500        97,500    Weatherford International, Ltd. *                                3,510,000     3,510,000
                                                                                                       --------------  ------------
                                                                                            4,904,636       9,917,297    14,821,933
                                           INTERNET CONTENT - 0.18%
                   46,100        46,100    The Thomson Corp.                                                1,671,125     1,671,125
                                                                                                       --------------  ------------
                                           INTERNET RETAIL - 1.09%
                   78,000        78,000    eBay, Inc. *                                                     5,038,020     5,038,020
                  145,200       145,200    InterActiveCorp (a)                                              4,926,636     4,926,636
                                                                                                       --------------  ------------
                                                                                                            9,964,656     9,964,656

    The accompanying notes are an integral part of the financial statements.

MANUFACTURERS INVESTMENT TRUST - QUANTITATIVE EQUITY TRUST
MANUFACTURERS INVESTMENT TRUST - U.S. LARGE CAP TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS -
DECEMBER 31, 2003 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL VALUE OF INVESTMENTS)

QUANTITATIVE  U.S. LARGE CAP    PROFORMA                                QUANTITATIVE  U.S. LARGE CAP    PROFORMA
EQUITY TRUST       TRUST        COMBINED                                EQUITY TRUST       TRUST        COMBINED
------------  --------------  -----------                               ------------  --------------  ------------
         SHARES/PRINCIPAL AMOUNT               SECURITY DESCRIPTION                        VALUE
-----------------------------------------  ---------------------------                --------------
                                           INTERNET SOFTWARE - 2.41%
                  101,400       101,400    Checkfree Corp. (a)                        $    2,803,710  $  2,803,710
  263,300         363,500       626,800    Cisco Systems, Inc. *        $  6,395,557       8,829,415    15,224,972
   47,300                        47,300    Symantec Corp. *                1,638,945                     1,638,945
                                                                        ------------
                  143,600       143,600    VeriSign, Inc. *                                2,340,680     2,340,680
                                                                                      --------------  ------------
                                                                           8,034,502      13,973,805    22,008,307
                                           LEISURE TIME - 1.05%
                   77,400        77,400    Carnival Corp.                                  3,075,102     3,075,102
  147,700          84,900       232,600    The Walt Disney Company *       3,445,841       1,980,717     5,426,558
                                                                        ------------
                   46,900        46,900    Vivendi Universal, ADR (a)                      1,138,732     1,138,732
                                                                                      --------------  ------------
                                                                           3,445,841       6,194,551     9,640,392
                                           MANUFACTURING - 1.00%
                   27,000        27,000    Illinois Tool Works, Inc.                       2,265,570     2,265,570
                   24,000        24,000    Siemens AG, ADR * (a)                           1,918,560     1,918,560
                                                                                      --------------
  186,200                       186,200    Tyco International, Ltd. *      4,934,300                     4,934,300
                                                                        ------------                  ------------
                                                                           4,934,300       4,184,130     9,118,430
                                           MEDICAL-HOSPITALS - 0.17%
                   48,000        48,000    Triad Hospitals, Inc. *                         1,596,960     1,596,960
                                                                                      --------------  ------------
                                           MINING - 0.16%
                   31,000        31,000    Newmont Mining Corp.                            1,506,910     1,506,910
                                                                                      --------------  ------------
                                           NEWSPAPERS - 0.15%
                   17,600        17,600    Knight-Ridder, Inc.                             1,361,712     1,361,712
                                                                                      --------------  ------------
                                           PAPER - 0.52%
                   11,500        11,500    Boise Cascade Corp. * (a)                         377,890       377,890
  105,500                       105,500    Georgia-Pacific Corp.           3,235,685                     3,235,685
                                                                        ------------
                   27,000        27,000    International Paper Company                     1,163,970     1,163,970
                                                                                      --------------  ------------
                                                                           3,235,685       1,541,860     4,777,545
                                           PETROLEUM SERVICES - 4.08%
   92,600          86,900       179,500    Baker Hughes, Inc.              2,978,016       2,794,704     5,772,720
                   67,300        67,300    BJ Services Company *                           2,416,070     2,416,070
                   20,100        20,100    ChevronTexaco Corp.                             1,736,439     1,736,439
   53,400         211,900       265,300    Exxon Mobil Corp.               2,189,400       8,687,900    10,877,300
  114,500                       114,500    Halliburton Company             2,977,000                     2,977,000
                  147,100       147,100    Schlumberger, Ltd. *                            8,049,312     8,049,312
                   70,900        70,900    Transocean, Inc. * (a)                          1,702,309     1,702,309
                                                                                      --------------
   81,900                        81,900    Valero Energy Corp.             3,795,246                     3,795,246
                                                                        ------------                  ------------
                                                                          11,939,662      25,386,734    37,326,396
                                           PHARMACEUTICALS - 10.21%
   96,000                        96,000    Abbott Laboratories             4,473,600                     4,473,600
                  183,900       183,900    Allergan, Inc.                                 14,125,359    14,125,359
                  557,600       557,600    AstraZeneca PLC, ADR (a)                       26,976,688    26,976,688
                   81,200        81,200    Eli Lilly & Company                             5,710,796     5,710,796
                  333,300       333,300    Forest Laboratories, Inc. *                    20,597,940    20,597,940
  244,200         207,100       451,300    Pfizer, Inc.                    8,627,586       7,316,843    15,944,429
                                                                                      --------------
  129,900                       129,900    Wyeth                           5,514,255                     5,514,255
                                                                        ------------                  ------------
                                                                          18,615,441      74,727,626    93,343,067

    The accompanying notes are an integral part of the financial statements.

MANUFACTURERS INVESTMENT TRUST - QUANTITATIVE EQUITY TRUST
MANUFACTURERS INVESTMENT TRUST - U.S. LARGE CAP TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS -
DECEMBER 31, 2003 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL VALUE OF INVESTMENTS)

QUANTITATIVE U.S. LARGE CAP  PROFORMA                                                      QUANTITATIVE U.S. LARGE CAP  PROFORMA
EQUITY TRUST      TRUST      COMBINED                                                      EQUITY TRUST     TRUST       COMBINED
------------ -------------- ----------                                                    ------------- -------------- -----------
        SHARES/PRINCIPAL AMOUNT                      SECURITY DESCRIPTION                                   VALUE
-------------------------------------   -----------------------------------------------                 --------------
                                        PUBLISHING - 0.38%
   49,700                      49,700   McGraw-Hill Companies, Inc.                       $   3,475,024                $ 3,475,024
                                                                                          -------------                -----------
                                        RETAIL TRADE - 4.49%
  145,700                     145,700   Bed Bath & Beyond, Inc. *                             6,316,095                  6,316,095
  101,000       134,500       235,500   Costco Wholesale Corp. *                              3,755,180      5,000,710   8,755,890
   61,400                      61,400   CVS Corp.                                             2,217,768                  2,217,768
  126,600                     126,600   Home Depot, Inc.                                      4,493,034                  4,493,034
                166,700       166,700   Lowe's Companies, Inc.                                               9,233,513   9,233,513
                 69,500        69,500   RadioShack Corp. (a)                                                 2,132,260   2,132,260
  116,900                     116,900   The Gap, Inc. * (a)                                   2,713,249                  2,713,249
   40,000                      40,000   Wal-Mart Stores, Inc.                                 2,122,000                  2,122,000
                                                                                          -------------
                 88,400        88,400   Williams-Sonoma, Inc. *                                              3,073,668   3,073,668
                                                                                                        -------------- -----------
                                                                                             21,617,326     19,440,151  41,057,477
                                        SEMICONDUCTORS - 6.44%
  104,400       133,500       237,900   Altera Corp. *                                        2,369,880      3,030,450   5,400,330
                459,600       459,600   Applied Materials, Inc. *                                           10,318,020  10,318,020
  369,000       197,300       566,300   Applied Micro Circuits Corp. *                        2,206,620      1,179,854   3,386,474
                 87,100        87,100   ASML Holding NV (a)                                                  1,746,355   1,746,355
                 72,300        72,300   Credence Systems Corp. *                                               951,468     951,468
   68,100       115,300       183,400   Intel Corp.                                           2,192,820      3,712,660   5,905,480
                134,800       134,800   KLA-Tencor Corp. *                                                   7,908,716   7,908,716
                 72,000        72,000   Lam Research Corp. *                                                 2,325,600   2,325,600
   96,600        35,400       132,000   Linear Technology Corp.                               4,063,962      1,489,278   5,553,240
   40,400                      40,400   Microchip Technology, Inc.                            1,347,744                  1,347,744
                 34,200        34,200   Novellus Systems, Inc. *                                             1,438,110   1,438,110
                144,000       144,000   PMC-Sierra, Inc. * (a)                                               2,901,600   2,901,600
   37,400                      37,400   QLogic Corp. *                                        1,929,840                  1,929,840
                168,800       168,800   Teradyne, Inc. *                                                     4,295,960   4,295,960
   43,400        46,400        89,800   Xilinx, Inc. *                                        1,681,316      1,797,536   3,478,852
                                                                                          ------------- -------------- -----------
                                                                                             15,792,182     43,095,607  58,887,789
                                        SOFTWARE - 3.03%
  117,400                     117,400   BEA Systems, Inc. * (a)                               1,444,020                  1,444,020
  393,400       277,300       670,700   Microsoft Corp.                                      10,834,236      7,636,842  18,471,078
                                                                                          -------------
                207,900       207,900   PeopleSoft, Inc. *                                                   4,740,120   4,740,120
                 73,100        73,100   SAP AG, ADR (a)                                                      3,038,036   3,038,036
                                                                                                        -------------- -----------
                                                                                             12,278,256     15,414,998  27,693,254
                                        TELECOMMUNICATIONS EQUIPMENT & SERVICES - 1.17%
                 55,900        55,900   Polycom, Inc. * (a)                                                  1,091,168   1,091,168
                177,400       177,400   QUALCOMM, Inc.                                                       9,567,182   9,567,182
                                                                                                        -------------- -----------
                                                                                                            10,658,350  10,658,350
                                        TELEPHONE - 1.81%
   56,500                      56,500   ALLTEL Corp.                                      $   2,631,770                  2,631,770
                                                                                          -------------
                145,740       145,740   AT&T Corp.                                                           2,958,522   2,958,522
                554,000       554,000   Sprint Corp. (FON Group)                                             9,096,680   9,096,680
                 53,400        53,400   Verizon Communications, Inc. *                                       1,873,272   1,873,272
                                                                                                        -------------- -----------
                                                                                              2,631,770     13,928,474  16,560,244
                                        TOBACCO - 1.20%
   82,300       119,200       201,500   Altria Group, Inc.                                    4,478,766      6,486,864  10,965,630
                                                                                          ------------- -------------- -----------


    The accompanying notes are an integral part of the financial statements.

MANUFACTURERS INVESTMENT TRUST - QUANTITATIVE EQUITY TRUST
MANUFACTURERS INVESTMENT TRUST - U.S. LARGE CAP TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS -
DECEMBER 31, 2003 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL VALUE OF INVESTMENTS)

QUANTITATIVE  U.S. LARGE CAP    PROFORMA                                                 QUANTITATIVE  U.S. LARGE CAP    PROFORMA
EQUITY TRUST       TRUST        COMBINED                                                 EQUITY TRUST       TRUST        COMBINED
------------  --------------  -----------                                                ------------  --------------  ------------
         SHARES/PRINCIPAL AMOUNT                        SECURITY DESCRIPTION                                VALUE
-----------------------------------------  --------------------------------------------                --------------
                                           TRAVEL SERVICES - 0.19%
                     82,500        82,500  Sabre Holdings Corp. (a)                                    $    1,781,175  $  1,781,175
                                                                                                       --------------  ------------
                                           TRUCKING & FREIGHT - 0.69%
      96,500                       96,500  CNF, Inc.                                     $  3,271,350                     3,271,350
                                                                                         ------------
                     63,100        63,100  Navistar International Corp. *                                   3,021,859     3,021,859
                                                                                                       --------------  ------------
                                                                                            3,271,350       3,021,859     6,293,209
                                           TOTAL COMMON STOCK
                                           (Cost: $689,208,341)                          $269,023,444  $  538,390,656  $807,414,100

                                           PREFERRED STOCK - 0.19%
                                           BROADCASTING - 0.04%
                     13,470        13,470  The News Corp., Ltd., ADR                                   $      407,468  $    407,468
                                                                                                       --------------  ------------
                                           MINING - 0.15%
                      7,700         7,700  Phelps Dodge Corp. * (a)                                         1,302,840     1,302,840
                                                                                                       --------------  ------------
                                           TOTAL PREFERRED STOCK
                                           (Cost: $1,115,303)                                          $    1,710,308  $  1,710,308
                                                                                                       --------------  ------------
                                           CONVERTIBLE BONDS - 0.29%
                                           INTERNET RETAIL - 0.29%
                                           Amazon.com, Inc.,
              $    2,628,000  $ 2,628,000  4.75% due 02/01/2009                                             2,657,565     2,657,565
                                                                                                       --------------  ------------
                                           TOTAL CONVERTIBLE BONDS
                                           (Cost: $1,868,339)                                          $    2,657,565  $  2,657,565
                                                                                                       --------------  ------------
                                           SHORT TERM INVESTMENTS - 9.13%
$ 14,673,806  $   66,142,244  $80,816,050  State Street Navigator Securities
                                           Lending Prime Portfolio, 1.06%(b)             $ 14,673,806  $   66,142,244  $ 80,816,050

$  2,700,000                  $ 2,700,000  Federal National Mortgage Association
                                           Discount Notes, 1.06% due 02/18/2004          $  2,696,184                  $  2,696,184

                                           REPURCHASE AGREEMENTS - 2.11%

                                           Repurchase Agreement with State Street
                                           Corp., dated 12/31/2003 at 0.70% to be
                                           repurchased at $3,465,135 on 01/02/2004,
                                           collateralized by $2,475,000 U.S.
                                           Treasury Bonds, 8.50% due 02/15/2020
$  3,465,000                  $ 3,465,000  (valued at $3,534,609, including interest).   $  3,465,000                  $  3,465,000
                                                                                         ------------                  ------------

                                           Repurchase Agreement with State Street
                                           Corp., dated 12/31/2003 at 0.40% to be
                                           repurchased at $15,849,352 on 01/02/2004,
                                           collateralized by $11,010,000 U.S.
                                           Treasury Bonds, 9.25% due 02/15/2016
              $   15,849,000  $15,849,000  (valued at $16,170,938, including interest).                $   15,849,000  $ 15,849,000
                                           TOTAL REPURCHASE AGREEMENTS                                 --------------  ------------

                                           TOTAL INVESTMENTS   (COST: $795,018,217)      $289,858,434  $  624,749,773  $914,608,207
                                                                                         ============  ==============  ============

* Non-income producing

(a) At December 31, 2003 all or a portion of this security was out on loan

(b) Investment in an affiliate of the Trust's custodian bank


    The accompanying notes are an integral part of the financial statements.

 MANUFACTURERS INVESTMENT TRUST
 NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

1. BASIS OF COMBINATION. The Pro Forma Combining Schedule of Portfolio Investments, Statement of Assets and Liabilities and Statement of Operations reflect the accounts of the Quantitative Equity ("Quantitative Equity") and U.S. Large Cap ("U.S. Large Cap") Trusts, two of seventy-six investment Portfolios offered by the Manufacturers Investment Trust (the "Trust") at and for the year ended December 31, 2003. These statements have been derived from the books and records of each Portfolio utilized in calculating daily net asset value at December 31, 2003.

The Pro Forma statements reflect the proposed transfer of the assets and liabilities of Quantitative Equity in exchange for shares of U.S. Large Cap. Under generally accepted accounting principles in the United States of America ("GAAP"), U.S. Large Cap will be the surviving entity for accounting purposes. The Pro Forma financial statements have been adjusted to reflect the anticipated fee arrangements for the surviving entity and do reflect the expenses of each of these Portfolios in carrying out their obligations under the Agreement and Plan of Reorganization.

The Pro Forma Combining Schedule of Portfolio Investments, Statement of Assets and Liabilities and Statement of Operations should be read in conjunction with the historical financial statements of Quantitative Equity and U.S. Large Cap incorporated by reference in the Statement of Additional Information.

As of December 31, 2003, all of the securities held by Quantitative Equity would comply with the compliance guidelines and/or investment restrictions of U.S. Large Cap.

Shares of the Portfolios are presently offered only to: Separate Accounts A, H, I, L, M, N and in the case of certain Portfolios, to unregistered separate accounts issued by The Manufacturers Life Insurance Company (U.S.A.) ("Manulife USA") and to Separate Accounts A and B and in the case of certain Portfolios, to unregistered separate accounts issued by The Manufacturers Life Insurance Company of New York ("Manulife New York") and in the case of Series III shares, to certain qualified pension and retirement plans. Manulife USA and Manulife New York are indirect wholly owned subsidiaries of The Manufacturers Life Insurance Company ("Manulife"), which in turn is a wholly owned subsidiary of Manulife Financial Corporation, a publicly traded company. Manulife Financial Corporation and its subsidiaries are known collectively as "Manulife Financial". Manulife New York is a wholly owned subsidiary of Manulife USA.

Manufacturers Securities Services, LLC ("MSS"), a Delaware limited liability company controlled by Manulife USA, serves as investment adviser for the Trust (See Note 5) and Manulife Financial Securities, LLC ("MFS") a Delaware limited liability company controlled by Manulife USA, serves as principal underwriter of the variable contracts issued by Manulife USA and Manulife New York (See Note
6).

The Trust offers three classes of shares. Series I, Series II, and Series III shares are the same, except for differences in class expenses and voting rights with respect to its distribution plan.

Pro Forma Adjustments:

         (A) Adjustment to reflect estimated one-time proxy, legal and other expenses of the reorganization. These estimated expenses are $29,552 and $56,188 in Quantitative Equity and U.S. Large Cap, respectively.

         (B) Adjustment to reflect amount allocated to capital shares ($0.01 par value) for shares redeemed in reorganization.

         (C) Adjustment to reflect the reduction in net assets due to the estimated expense of the reorganization.

         (D) Adjustment to reflect the increase in outstanding shares relative to Net Asset Value upon reorganization.

         (E) Adjustment to reflect the change in advisory fees upon reorganization.

         (F) Adjustment to reflect the reduction in expense upon reorganization.

2. SIGNIFICANT ACCOUNTING POLICIES. The policies described below are followed by the Trust in the preparation of the financial statements. The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

SECURITY VALUATION. The net asset value of the shares of each portfolio is determined once daily as of the close of day-time trading of the New York Stock Exchange. Securities held by Money Market and short term instruments with remaining maturities of 60 days or less held by the other Portfolios of the Trust are valued at amortized cost, which approximates market value. All other securities held by the Portfolios are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) as of the close of business on a principal securities exchange (domestic or foreign) or, lacking any sales, at the closing bid price. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Portfolio securities for which there are no such quotations, principally debt securities, are valued on the basis of the valuation provided by a pricing service, which utilizes both dealer-supplied and electronic data processing techniques.

Other assets and securities for which no such quotations are readily available are valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange. The values of such securities used in computing the net asset value of a portfolio's shares are generally determined as of such times.

Occasionally, events that affect the values of such securities may occur between the times at which they are generally determined and the close of the New York Stock Exchange. In such event, these securities will then be valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

FEDERAL INCOME TAXES. The Portfolios' policy is to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. Each Portfolio of the Trust is treated as a separate taxpayer for federal income tax purposes.

MANUFACTURERS INVESTMENT TRUST - BALANCED TRUST
MANUFACTURERS INVESTMENT TRUST - INCOME & VALUE TRUST
PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES -
DECEMBER 31, 2003 (UNAUDITED)


                                                                                                                        INCOME &
                                                                                       INCOME &                       VALUE TRUST
                                                                       BALANCED         VALUE        PRO FORMA          PRO FORMA
                                                                        TRUST           TRUST       ADJUSTMENTS         COMBINED
                                                                    -------------   -------------   -----------       -------------
ASSETS
Investments in securities, at value                                 $ 150,968,045   $ 594,689,414                     $ 745,657,459
     Securities on loan, at value                                               -      97,989,138                        97,989,138
     Repurchase agreements, at value                                    4,991,000      35,318,000                        40,309,000
                                                                    -------------   -------------                     -------------
     TOTAL INVESTMENTS IN SECURITIES, AT VALUE (See accompanying
     portfolio of investments)                                        155,959,045     727,996,552                       883,955,597
Cash                                                                          209             741                               950
Receivables:
     Investments sold                                                     797,634         210,285                         1,007,919
     Fund shares sold                                                     287,398          99,031                           386,429
     Dividends and interest                                               611,231       2,452,558                         3,063,789
Other assets                                                                  919           3,282                             4,201
                                                                    -------------   -------------                     -------------
     TOTAL ASSETS                                                     157,656,436     730,762,449                       888,418,885
                                                                    -------------   -------------                     -------------

LIABILITIES
Payables:
     Investments purchased                                                856,761      27,378,258                        28,235,019
     Fund shares redeemed                                                 921,360         483,679                         1,405,039
     Dividend and interest withholding tax                                    681             107                               788
     Other payables and accrued expenses                                   25,155          70,079    $   79,260  A          174,494
     Collateral for securities lending                                          -     100,105,153                       100,105,153
                                                                    -------------   -------------                     -------------
     TOTAL LIABILITIES                                                  1,803,957     128,037,276                       129,920,493
                                                                    -------------   -------------                     -------------
NET ASSETS                                                          $ 155,852,479   $ 602,725,173                      $758,498,392
                                                                    =============   =============                     =============

NET ASSETS CONSIST OF:
Undistributed net investment income (loss)                          $   2,950,669   $   8,212,711   ($   79,260) A    $  11,084,120
Accumulated undistributed net realized gain (loss) on
     investments, futures, foreign currency and forward
     foreign currency contracts                                       (66,227,284)    (62,878,034)                     (129,105,318)
Unrealized appreciation (depreciation) on:
     Investments                                                       10,100,434      82,556,413                        92,656,847
Capit share at par value of $.01                                          123,251         582,566       27, 399  B          733,216
Additional paid-in capital                                            208,905,409     574,251,517       (27,399) B      783,129,527
                                                                    -------------   -------------   -----------       -------------
NET ASSETS                                                          $ 155,852,479   $ 602,725,173                     $ 758,498,392
                                                                    =============   =============                     =============
Investments in securities, including repurchase agreements and
     securities on loan, at identified cost                         $ 145,858,611   $ 645,440,139                     $ 791,298,750
                                                                    =============   =============                     =============

NET ASSET VALUES:
SERIES I SHARES:
Net Assets at value                                                 $ 137,713,432   $ 521,948,858   ($   68,995) C    $ 659,593,295
                                                                    =============   =============                     =============
Shares Outstanding                                                     10,886,439      50,422,025     2,419,207  D       63,727,671
                                                                    -------------   -------------   -----------       -------------
Net asset value, offering and redemption price per share            $       12.65   $       10.35                     $       10.35
                                                                    =============   =============                     =============

SERIES II SHARES:
Net Assets at value                                                 $  18,139,047   $  80,776,315   ($   10,265) C    $  98,905,097
                                                                    =============   =============                     =============
Shares Outstanding                                                      1,438,641       7,834,569       320,682  D        9,593,892
                                                                    -------------   -------------   -----------       -------------
Net asset value, offering and redemption price per share            $       12.61   $       10.31                     $       10.31
                                                                    =============   =============                     =============

    The accompanying notes are an integral part of the financial statements.

MANUFACTURERS INVESTMENT TRUST - BALANCED TRUST
MANUFACTURERS INVESTMENT TRUST - INCOME & VALUE TRUST
PRO FORMA COMBINING STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003 (UNAUDITED)


                                                                                                                         INCOME &
                                                                                       INCOME &                        VALUE TRUST
                                                                       BALANCED         VALUE        PRO FORMA          PRO FORMA
                                                                         TRUST          TRUST       ADJUSTMENTS         COMBINED
                                                                    -------------   -------------   -----------       -------------
Investment Income:
  Interest                                                          $   2,580,834   $   7,519,446                     $  10,100,280
  Dividends                                                             1,363,178       4,717,642                         6,080,820
  Securities lending                                                        2,556          66,448                            69,004
  Less: Foreign taxes withheld                                             (3,736)        (59,432)                          (63,168)
                                                                    -------------   -------------                     -------------
  Total income                                                          3,942,832      12,244,104                     $  16,186,936
                                                                    -------------   -------------                     -------------

Expenses:
  Investment adviser fee                                                  826,923       3,432,039       120,804  E        4,379,766
  Distribution fee for Series I                                           201,015         716,503                           917,518
  Distribution fee for Series II                                           41,280         176,180                           217,460
  Custodian fee                                                            76,741         210,592       (76,741) F          210,592
  Fund administration fees                                                 19,385          67,124                            86,509
  Printing and postage fees                                                13,040          45,697                            58,737
  Audit and legal fees                                                     17,373          30,196       (12,744) F           34,825
  Registration and filing fees                                              2,268           8,452                            10,720
  Trustees fees and expenses                                                2,812           9,831                            12,643
  Miscellaneous                                                             4,541          14,979                            19,520
                                                                    -------------   -------------   -----------       -------------
  Total expenses                                                        1,205,378       4,711,593        31,319           5,948,290
                                                                    -------------   -------------                     -------------
Net investment income (loss)                                            2,737,454       7,532,511                        10,238,646
                                                                    -------------   -------------                     -------------

Realized and unrealized gain (loss) on investments, foreign currency and forward foreign currency contracts:

Net realized gain (loss) on:
  Investment transactions                                              (6,147,456)    (27,342,026)                      (33,489,482)
  Foreign currency and forward foreign currency contracts                     804             567                             1,371
Change in unrealized appreciation (depreciation) on:
  Investments                                                          23,054,596     145,168,697                       168,223,293
  Translation of foreign currency and forward foreign
  currency contracts                                                         (337)           (224)                             (561)
                                                                    -------------   -------------                     -------------
  Net gain (loss) on investments, foreign currency and forward
  foreign currency contracts                                           16,907,607     117,827,014                       134,734,621
                                                                    -------------   -------------                     -------------

Net increase (decrease) in net assets resulting from operations     $  19,645,061   $ 125,359,525                       144,973,267
                                                                    =============   =============                     =============

    The accompanying notes are an integral part of the financial statements.

MANUFACTURERS INVESTMENT TRUST - INCOME & VALUE TRUST
MANUFACTURERS INVESTMENT TRUST - BALANCED TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS -
DECEMBER 31, 2003 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL VALUE OF INVESTMENTS)


INCOME & VALUE                    PROFORMA                                              INCOME & VALUE                   PRO FORMA
    TRUST       BALANCED TRUST    COMBINED                                                   TRUST      BALANCED TRUST   COMBINED
--------------  --------------  -----------                                             --------------  --------------  -----------
           SHARES/PRINCIPAL AMOUNT                      SECURITY DESCRIPTION                                 VALUE
-------------------------------------------  ----------------------------------------                   --------------
                                             COMMON STOCK - 57.04%
                                             ADVERTISING - 0.26%
        60,300                       60,300  Monster Worldwide, Inc. * (a)              $ 1,324,188                     $ 1,324,188
        65,000                       65,000  The Interpublic Group of Companies, Inc.     1,014,000                       1,014,000
                                                                                        -----------                     -----------
                                                                                          2,338,188                       2,338,188
                                             AEROSPACE - 1.39%
                        29,650       29,650  Lockheed Martin Corp.                                      $    1,524,010    1,524,010
        24,600                       24,600  Northrop Grumman Corp.                       2,351,760                       2,351,760
                        21,700       21,700  Raytheon Company *                                                651,868      651,868
        61,700          20,300       82,000  United Technologies Corp.                    5,847,309          1,923,831    7,771,140
                                                                                        -----------     --------------  -----------
                                                                                          8,199,069          4,099,709   12,298,778
                                             AUTOMOBILES - 0.13%
                        21,900       21,900  General Motors Corp.                                            1,169,460    1,169,460
                                                                                                        --------------  -----------
                                             AUTO SERVICES - 0.17%
        83,200                       83,200  AutoNation, Inc. *                           1,528,384                       1,528,384
                                                                                        -----------                     -----------
                                             BANKING - 2.20%
                        30,500       30,500  Bank of America Corp.                                           2,453,115    2,453,115
       169,900          33,200      203,100  Bank One Corp.                               7,745,741          1,513,588    9,259,329
                        28,800       28,800  Doral Financial Corp.                                             929,664      929,664
        19,500                       19,500  FleetBoston Financial Corp. *                  851,175                         851,175
                        24,500       24,500  National City Corp.                                               831,530      831,530
        55,600          31,200       86,800  Wells Fargo & Company                        3,274,284          1,837,368    5,111,652
                                                                                        -----------     --------------  -----------
                                                                                         11,871,200          7,565,265   19,436,465
                                             BIOTECHNOLOGY - 1.39%
        87,800          28,400      116,200  Amgen, Inc. *                                5,426,040          1,755,120    7,181,160
                                                                                                        --------------
       207,900                      207,900  Applera Corp.-Applied Biosystems Group *     4,305,609                       4,305,609
        22,000                       22,000  Biogen Idec, Inc. *                            809,160                         809,160
                                                                                        -----------                     -----------
                                                                                         10,540,809          1,755,120   12,295,929
                                             BROADCASTING - 0.56%
         5,500                        5,500  Entercom Communications Corp. *                291,280                         291,280
        15,900          36,000       51,900  Fox Entertainment Group, Inc., Class A *       463,485          1,049,400    1,512,885
                                                                                                        --------------
        91,541                       91,541  Hughes Electronics Corp. *                   1,515,004                       1,515,004
        14,500                       14,500  Radio One, Inc., Class D * (a)                 279,850                         279,850
        31,100                       31,100  Viacom, Inc., Class B                        1,380,218                       1,380,218
                                                                                        -----------                     -----------
                                                                                          3,929,837          1,049,400    4,979,237
                                             BUILDING MATERIALS & CONSTRUCTION - 0.62%
        46,200                       46,200  American Standard Companies, Inc. *          4,652,340                       4,652,340
                                                                                        -----------
                        50,600       50,600  RPM International, Inc.                                           832,876      832,876
                                                                                                        --------------  -----------
                                                                                          4,652,340            832,876    5,485,216
                                             BUSINESS SERVICES - 1.60%
        30,300                       30,300  Affiliated Computer Services, Inc.,
                                               Class A *                                  1,650,138                       1,650,138
       109,200                      109,200  Automatic Data Processing, Inc.              4,325,412                       4,325,412
        83,300          26,400      109,700  Cadence Design Systems, Inc. *               1,497,734            474,672    1,972,406
                        24,100       24,100  Cendant Corp. *                                                   536,707      536,707
                        19,400       19,400  First Data Corp. *                                                797,146      797,146
                                                                                                        --------------
        97,900                       97,900  Fluor Corp. (a)                              3,880,756                       3,880,756
        42,800                       42,800  Robert Half International, Inc. *              998,952                         998,952
                                                                                        -----------                     -----------
                                                                                         12,352,992          1,808,525   14,161,517


    The accompanying notes are an integral part of the financial statements.

MANUFACTURERS INVESTMENT TRUST - INCOME & VALUE TRUST
MANUFACTURERS INVESTMENT TRUST - BALANCED TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS -
DECEMBER 31, 2003 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL VALUE OF INVESTMENTS)


INCOME & VALUE                    PROFORMA                                              INCOME & VALUE                   PRO FORMA
    TRUST       BALANCED TRUST    COMBINED                                                   TRUST      BALANCED TRUST   COMBINED
--------------  --------------  -----------                                             --------------  --------------  -----------
          SHARES/PRINCIPAL AMOUNT                      SECURITY DESCRIPTION                                 VALUE
-------------------------------------------  ----------------------------------------                   --------------
                                             CABLE AND TELEVISION - 1.38%
       133,248                      133,248  Cablevision Systems New York Group,
                                               Class A *  (a)                           $    3,116,671                  $ 3,116,671
        28,500                       28,500  Comcast Corp., Class A *                          936,795                      936,795
        88,400                       88,400  Cox Communications, Inc., Class A *             3,045,380                    3,045,380
       285,000                      285,000  Time Warner, Inc. *                             5,127,150                    5,127,150
                                                                                        --------------                  -----------
                                                                                            12,225,996                   12,225,996
                                             CELLULAR COMMUNICATIONS - 0.50%
       624,500                      624,500  Sprint Corp. (PCS Group) * (a)                  3,509,690                    3,509,690
                                                                                        --------------
                        37,800       37,800  Vodafone Group PLC, ADR                                    $      946,512      946,512
                                                                                                        --------------  -----------
                                                                                             3,509,690         946,512    4,456,202
                                             CHEMICALS - 0.79%
        82,800                       82,800  Air Products & Chemicals, Inc.                  4,374,324                    4,374,324
        57,000                       57,000  E.I. Du Pont De Nemours & Company               2,615,730                    2,615,730
                                                                                        --------------                  -----------
                                                                                             6,990,054                    6,990,054
                                             COMPUTERS & BUSINESS EQUIPMENT - 0.92%
                        66,600       66,600  Hewlett-Packard Company *                                       1,529,802    1,529,802
                                                                                                        --------------
        26,400                       26,400  International Business Machines Corp.           2,446,752                    2,446,752
        17,700                       17,700  Lexmark International, Inc. *                   1,391,928                    1,391,928
        44,200                       44,200  Seagate Technology, Inc.                          835,380                      835,380
       435,900                      435,900  Sun Microsystems, Inc. *                        1,957,191                    1,957,191
                                                                                        --------------                  -----------
                                                                                             6,631,251       1,529,802    8,161,053
                                             COSMETICS & TOILETRIES - 0.86%
                        17,200       17,200  Avon Products, Inc.                                             1,160,828    1,160,828
        45,500                       45,500  Estee Lauder Companies, Inc., Class A           1,786,330                    1,786,330
        11,000                       11,000  Kimberly-Clark Corp.                              649,990                      649,990
        17,900          21,900       39,800  The Procter & Gamble Company                    1,787,852       2,187,372    3,975,224
                                                                                        --------------  --------------  -----------
                                                                                             4,224,172       3,348,200    7,572,372
                                             CRUDE PETROLEUM & NATURAL GAS - 0.19%
                        23,400       23,400  Anadarko Petroleum Corp.                                        1,193,634    1,193,634
                                                                                                        --------------
         9,200                        9,200  Devon Energy Corp.                                526,792                      526,792
                                                                                        --------------                  -----------
                                                                                               526,792       1,193,634    1,720,426
                                             DOMESTIC OIL - 0.69%
       165,500                      165,500  Unocal Corp. *                                  6,095,365                    6,095,365
                                                                                        --------------                  -----------
                                             ELECTRICAL EQUIPMENT - 1.20%
        49,200                       49,200  Emerson Electric Company                        3,185,700                    3,185,700
       188,400          50,000      238,400  General Electric Company                        5,836,632       1,549,000    7,385,632
                                                                                        --------------  --------------  -----------
                                                                                             9,022,332       1,549,000   10,571,332
                                             ELECTRIC UTILITIES - 1.22%
                        20,800       20,800  Dominion Resources, Inc.                                        1,327,664    1,327,664
       125,500                      125,500  Duke Energy Corp. *                             2,566,475                    2,566,475
                        23,100       23,100  Entergy Corp.                                                   1,319,703    1,319,703
                                                                                                        --------------
        20,500                       20,500  Pinnacle West Capital Corp.                       820,410                      820,410
       498,800                      498,800  The AES Corp. *                                 4,708,672                    4,708,672
                                                                                        --------------                  -----------
                                                                                             8,095,557       2,647,367   10,742,924
                                             ELECTRONICS - 0.64%
       153,226                      153,226  Agilent Technologies, Inc. *                    4,480,328                    4,480,328
        56,300                       56,300  Avnet, Inc. *                                   1,219,458                    1,219,458
                                                                                        --------------                  -----------
                                                                                             5,699,786                    5,699,786


    The accompanying notes are an integral part of the financial statements.

MANUFACTURERS INVESTMENT TRUST - INCOME & VALUE TRUST
MANUFACTURERS INVESTMENT TRUST - BALANCED TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS -
DECEMBER 31, 2003 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL VALUE OF INVESTMENTS)


INCOME & VALUE                   PROFORMA                                              INCOME & VALUE                   PRO FORMA
   TRUST        BALANCED TRUST   COMBINED                                                   TRUST      BALANCED TRUST   COMBINED
--------------  --------------  -----------                                            --------------  --------------  -----------
           SHARES/PRINCIPAL AMOUNT                     SECURITY DESCRIPTION                                VALUE
           -----------------------                     --------------------                                -----
                                             FINANCIAL SERVICES - 5.47%
   58,700                          58,700    Americredit Corp. *  (a)                  $      935,091                  $   935,091
                    19,800         19,800    American Express Company,                                 $      954,954      954,954
                    12,400         12,400    Bear Stearns Companies, Inc.                                     991,380      991,380
                    61,800         61,800    Citigroup, Inc.                                                2,999,772    2,999,772
   42,500                          42,500    Federal Home Loan Mortgage Corp.               2,478,600                    2,478,600
   61,700           27,000         88,700    Federal National Mortgage Association          4,631,202       2,026,620    6,657,822
                                                                                                       --------------
  236,300                         236,300    IndyMac Bancorp, Inc.  (a)                     7,039,377                    7,039,377
   58,900                          58,900    J.P. Morgan Chase & Company *                  2,163,397                    2,163,397
  247,900                         247,900    SLM Corp.                                      9,340,872                    9,340,872
   56,700                          56,700    State Street Corp. (b)                         2,952,936                    2,952,936
    8,300                           8,300    The Goldman Sachs Group, Inc.                    819,459                      819,459
  274,800                         274,800    Washington Mutual, Inc.                       11,024,976                   11,024,976
                                                                                       --------------                  -----------
                                                                                           41,385,910       6,972,726   48,358,636

                                             FOOD & BEVERAGES - 2.04%
   58,600                          58,600    Anheuser-Busch Companies, Inc.                 3,087,048                    3,087,048
  115,599                         115,599    Campbell Soup Company *                        3,098,053                    3,098,053
                    26,500         26,500    General Mills, Inc. *                                          1,200,450    1,200,450
   28,800                          28,800    H.J. Heinz Company                             1,049,184                    1,049,184
                    27,900         27,900    Kellogg Company                                                1,062,432    1,062,432
   49,800                          49,800    Kraft Foods, Inc., Class A                     1,604,556                    1,604,556
   54,500            4,900         59,400    PepsiCo, Inc.                                  2,540,790         228,438    2,769,228
                                                                                                       --------------
   45,000                          45,000    The Pepsi Bottling Group, Inc. *               1,088,100                    1,088,100
   47,800                          47,800    Unilever NV  (a)                               3,102,220                    3,102,220
                                                                                       --------------                  -----------
                                                                                           15,569,951       2,491,320   18,061,271

                                             GAS & PIPELINE UTILITIES - 0.68%
   84,182                          84,182    Kinder Morgan Management LLC *                 3,616,459                    3,616,459
       61                              61    Kinder Morgan, Inc.                                3,605                        3,605
   64,700                          64,700    NiSource, Inc.                                 1,419,518                    1,419,518
   98,300                          98,300    Williams Companies, Inc.                         965,306                      965,306
                                                                                       --------------                  -----------
                                                                                            6,004,888                    6,004,888

                                             HEALTHCARE PRODUCTS - 0.80%
   29,654                          29,654    Becton Dickinson & Company                     1,219,965                    1,219,965
   31,963           17,300         49,263    Guidant Corp.                                  1,924,173       1,041,460    2,965,633
                    13,000         13,000    Johnson & Johnson                                                671,580      671,580
   21,400                          21,400    Medtronic, Inc.                                1,040,254                    1,040,254
                                                                                       --------------
                    13,400         13,400    Stryker Corp.                                                  1,139,134    1,139,134
                                                                                                       --------------  -----------
                                                                                            4,184,392       2,852,174    7,036,566

                                             HEALTHCARE SERVICES - 0.68%
  126,900                         126,900    Lincare Holdings, Inc. *                       3,810,807                    3,810,807
                    39,800         39,800    McKesson Corp. *                                               1,279,968    1,279,968
                                                                                                       --------------
   13,500                          13,500    Pacificare Health Systems, Inc. *                912,600                      912,600
                                                                                       --------------                  -----------
                                                                                            4,723,407       1,279,968    6,003,375

                                             HOLDINGS COMPANIES/CONGLOMERATES - 0.68%
       71                              71    Berkshire Hathaway, Inc., Class A *            5,981,750                    5,981,750
                                                                                       --------------                  -----------

                                             HOMEBUILDERS - 0.06%
                     6,900          6,900    KB HOME                                                          500,388      500,388
                                                                                                       --------------  -----------

                                             HOTELS & RESTAURANTS - 0.25%
                    26,100         26,100    Marriott International, Inc., Class A                          1,205,820    1,205,820
    9,500           30,200         39,700    McDonald's Corp.                                 235,885         749,866      985,751
                                                                                       --------------  --------------  -----------
                                                                                              235,885       1,955,686    2,191,571


    The accompanying notes are an integral part of the financial statements.

MANUFACTURERS INVESTMENT TRUST - INCOME & VALUE TRUST
MANUFACTURERS INVESTMENT TRUST - BALANCED TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS -
DECEMBER 31, 2003 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL VALUE OF INVESTMENTS)


INCOME & VALUE                   PROFORMA                                             INCOME & VALUE                     PROFORMA
    TRUST       BALANCED TRUST   COMBINED                                                  TRUST      BALANCED TRUST     COMBINED
--------------  --------------  -----------                                           --------------  --------------    -----------
          SHARES/PRINCIPAL AMOUNT                     SECURITY DESCRIPTION                                VALUE
-------------------------------------------  ---------------------------------------                  --------------
                                             HOUSEHOLD PRODUCTS - 0.08%
                    29,300          29,300   Newell Rubbermaid, Inc.                                  $      667,161    $   667,161
                                                                                                      --------------    -----------

                                             INDUSTRIAL MACHINERY - 0.29%
    37,500                                   Ingersoll-Rand Company, Class A            $ 2,545,500                       2,545,500
                                                                                        -----------                     -----------

                                             INSURANCE - 2.10%
                    14,300          14,300   Aetna, Inc.                                                     966,394        966,394
                    26,400          26,400   AFLAC, Inc.                                                     955,152        955,152
    23,875                          23,875   American International Group, Inc.           1,582,435                       1,582,435
    28,100                          28,100   Chubb Corp.                                  1,913,610                       1,913,610
                    21,600          21,600   CIGNA Corp. *                                                 1,242,000      1,242,000
    33,000                          33,000   Hartford Financial Services Group, Inc.      1,947,990                       1,947,990
                    34,800          34,800   RenaissanceRe Holdings, Ltd.                                  1,706,940      1,706,940
    73,700                          73,700   The PMI Group, Inc.  (a)                     2,743,851                       2,743,851
                    53,100          53,100   W.R. Berkley Corp.                                            1,855,845      1,855,845
                                                                                                      --------------
    47,500                          47,500   XL Capital, Ltd., Class A                    3,683,625                       3,683,625
                                                                                        -----------                     -----------
                                                                                         11,871,511        6,726,331     18,597,842

                                             INTERNATIONAL OIL - 1.01%
                    26,100          26,100   ConocoPhillips                                                1,711,377      1,711,377
                                                                                                      --------------
    92,200                          92,200   Royal Dutch Petroleum Company                4,830,358                       4,830,358
    66,900                          66,900   Weatherford International, Ltd. *            2,408,400                       2,408,400
                                                                                        -----------                     -----------
                                                                                          7,238,758        1,711,377      8,950,135

                                             INTERNET CONTENT - 0.13%
    32,000                          32,000   The Thomson Corp.                            1,160,000                       1,160,000
                                                                                        -----------                     -----------

                                             INTERNET RETAIL - 0.84%
    57,600                          57,600   eBay, Inc. *                                 3,720,384                       3,720,384
   109,400                         109,400   InterActiveCorp *                            3,711,942                       3,711,942
                                                                                        -----------                     -----------
                                                                                          7,432,326                       7,432,326

                                             INTERNET SOFTWARE - 1.52%
    76,800                          76,800   Checkfree Corp. *  (a)                       2,123,520                       2,123,520
   274,200          92,500         366,700   Cisco Systems, Inc. *                        6,660,318        2,246,825      8,907,143
   110,200                         110,200   VeriSign, Inc. *                             1,796,260                       1,796,260
                                                                                        -----------
                    16,600          16,600   Symantec Corp. *                                                575,190        575,190
                                                                                                      --------------    -----------
                                                                                         10,580,098        2,822,015     13,402,113

                                             LEISURE TIME - 0.57%
    58,300                          58,300   Carnival Corp.                               2,316,259                       2,316,259
    62,900          51,900         114,800   The Walt Disney Company *                    1,467,457        1,210,827      2,678,284
                                                                                        -----------   --------------    -----------
                                                                                          3,783,716        1,210,827      4,994,543

                                             MANUFACTURING - 0.56%
    20,800                          20,800   Illinois Tool Works, Inc.                    1,745,328                       1,745,328
    18,000                          18,000   Siemens AG, ADR *  (a)                       1,438,920                       1,438,920
                                                                                        -----------
                    65,400          65,400   Tyco International, Ltd. *                                    1,733,100      1,733,100
                                                                                                      --------------    -----------
                                                                                          3,184,248        1,733,100      4,917,348

                                             MEDICAL-HOSPITALS - 0.14%
    36,200                          36,200   Triad Hospitals, Inc. *                      1,204,374                       1,204,374
                                                                                        -----------                     -----------

                                             MINING - 0.13%
    24,000                          24,000   Newmont Mining Corp.                         1,166,640                       1,166,640
                                                                                        -----------                     -----------


    The accompanying notes are an integral part of the financial statements.

MANUFACTURERS INVESTMENT TRUST - INCOME & VALUE TRUST
MANUFACTURERS INVESTMENT TRUST - BALANCED TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS -
DECEMBER 31, 2003 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL VALUE OF INVESTMENTS)


INCOME & VALUE                   PROFORMA                                             INCOME & VALUE                     PROFORMA
    TRUST       BALANCED TRUST   COMBINED                                                  TRUST      BALANCED TRUST     COMBINED
--------------  --------------  -----------                                           --------------  --------------    -----------
          SHARES/PRINCIPAL AMOUNT                     SECURITY DESCRIPTION                                VALUE
-------------------------------------------  ---------------------------------------                  --------------
                                             NEWSPAPERS - 0.11%
    12,400                          12,400   Knight-Ridder, Inc.                        $   959,388                     $   959,388
                                                                                        -----------                     -----------

                                             PAPER - 0.27%
     8,600                           8,600   Boise Cascade Corp. *                          282,596                         282,596
                    37,100          37,100   Georgia-Pacific Corp.                                    $    1,137,857      1,137,857
                                                                                                      --------------
    22,000                          22,000   International Paper Company                    948,420                         948,420
                                                                                        -----------                     -----------
                                                                                          1,231,016        1,137,857      2,368,873

                                             PETROLEUM SERVICES - 2.70%
    65,800          32,500          98,300   Baker Hughes, Inc.                           2,116,128        1,045,200      3,161,328
    50,900                          50,900   BJ Services Company *                        1,827,310                       1,827,310
    15,600                          15,600   ChevronTexaco Corp.                          1,347,684                       1,347,684
   171,100          18,800         189,900   Exxon Mobil Corp.                            7,015,100          770,800      7,785,900
                    40,050          40,050   Halliburton Company                                           1,041,300      1,041,300
   111,400                         111,400   Schlumberger, Ltd. *                         6,095,808                       6,095,808
    53,000                          53,000   Transocean, Inc. *                           1,272,530                       1,272,530
                                                                                        -----------
                    28,800          28,800   Valero Energy Corp.                                           1,334,592      1,334,592
                                                                                                      --------------    -----------
                                                                                         19,674,560        4,191,892     23,866,452

                                             PHARMACEUTICALS - 7.14%
                    34,000          34,000   Abbott Laboratories                                           1,584,400      1,584,400
   140,100                         140,100   Allergan, Inc.                              10,761,081                      10,761,081
   429,500                         429,500   AstraZeneca PLC, ADR  (a)                   20,779,210                      20,779,210
    61,200                          61,200   Eli Lilly & Company                          4,304,196                       4,304,196
   252,300                         252,300   Forest Laboratories, Inc. *                 15,592,140                      15,592,140
   144,700          85,800         230,500   Pfizer, Inc.                                 5,112,251        3,031,314      8,143,565
                                                                                        -----------
                    45,600          45,600   Wyeth                                                         1,935,720      1,935,720
                                                                                                      --------------    -----------
                                                                                         56,548,878        6,551,434     63,100,312

                                             PUBLISHING - 0.14%
                    17,900          17,900   McGraw-Hill Companies, Inc.                                   1,251,568      1,251,568
                                                                                                      --------------    -----------

                                             RETAIL TRADE - 2.50%
                    51,200          51,200   Bed Bath & Beyond, Inc. *                                     2,219,520      2,219,520
    96,800          35,500         132,300   Costco Wholesale Corp. *                     3,599,024        1,319,890      4,918,914
                    21,600          21,600   CVS Corp.                                                       780,192        780,192
                    44,350          44,350   Home Depot, Inc.                                              1,573,981      1,573,981
   126,100                         126,100   Lowe's Companies, Inc.                       6,984,679                       6,984,679
    49,300                          49,300   RadioShack Corp.                             1,512,524                       1,512,524
                    41,100          41,100   The Gap, Inc. *                                                 953,931        953,931
                    14,100          14,100   Wal-Mart Stores, Inc.                                           748,005        748,005
                                                                                                      --------------
    68,200                          68,200   Williams-Sonoma, Inc. *                      2,371,314                       2,371,314
                                                                                        -----------                     -----------
                                                                                         14,467,541        7,595,519     22,063,060


    The accompanying notes are an integral part of the financial statements.

MANUFACTURERS INVESTMENT TRUST - INCOME & VALUE TRUST
MANUFACTURERS INVESTMENT TRUST - BALANCED TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS -
DECEMBER 31, 2003 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL VALUE OF INVESTMENTS)


INCOME & VALUE                   PROFORMA                                     INCOME & VALUE                    PROFORMA
   TRUST        BALANCED TRUST   COMBINED                                         TRUST       BALANCED TRUST    COMBINED
--------------  --------------  ------------                                  --------------  --------------  -------------

             SHARES/PRINCIPAL AMOUNT              SECURITY DESCRIPTION                            VALUE
             -----------------------              --------------------                            -----
                                              SEMICONDUCTORS - 4.16%
   100,400          36,700         137,100    Altera Corp. *                  $    2,279,080  $      833,090  $   3,112,170
   347,900                         347,900    Applied Materials, Inc. *            7,810,355                      7,810,355
   130,400         129,600         260,000    Applied Micro Circuits Corp. *         779,792         775,008      1,554,800
    48,500                          48,500    ASML Holding NV *                      972,425                        972,425
    38,500                          38,500    Credence Systems Corp. *  (a)          506,660                        506,660
    86,100          23,900         110,000    Intel Corp.                          2,772,420         769,580      3,542,000
   101,400                         101,400    KLA-Tencor Corp. *                   5,949,138                      5,949,138
    39,000                          39,000    Lam Research Corp. *                 1,259,700                      1,259,700
    26,300          33,900          60,200    Linear Technology Corp.              1,106,441       1,426,173      2,532,614
                    14,200          14,200    Microchip Technology, Inc.                             473,712        473,712
    24,000                          24,000    Novellus Systems, Inc. *             1,009,200                      1,009,200
   108,400                         108,400    PMC-Sierra, Inc. *  (a)              2,184,260                      2,184,260
                    13,200          13,200    QLogic Corp. *                                         681,120        681,120
   126,600                         126,600    Teradyne, Inc. *                     3,221,970                      3,221,970
    36,100          15,200          51,300    Xilinx, Inc. *                       1,398,514         588,848      1,987,362
                                                                              --------------  --------------  -------------
                                                                                  31,249,955       5,547,531     36,797,486
                                              SOFTWARE - 1.82%
                    41,200          41,200    BEA Systems, Inc. *                                    506,760        506,760
   205,800         138,200         344,000    Microsoft Corp.                      5,667,732       3,806,028      9,473,760
                                                                                              --------------
   158,600                         158,600    PeopleSoft, Inc. *                   3,616,080                      3,616,080
    59,300                          59,300    SAP AG, ADR                          2,464,508                      2,464,508
                                                                              --------------                  -------------
                                                                                  11,748,320       4,312,788     16,061,108

                                              TELECOMMUNICATIONS EQUIPMENT &
                                                SERVICES - 0.91%
    42,200                          42,200    Polycom, Inc. *                        823,744                        823,744
   134,200                         134,200    QUALCOMM, Inc.                       7,237,406                      7,237,406
                                                                              --------------                  -------------
                                                                                   8,061,150                      8,061,150

                                              TELEPHONE - 1.30%
                    19,800          19,800    ALLTEL Corp.                                           922,284        922,284
                                                                                              --------------
   105,640                         105,640    AT&T Corp.                           2,144,492                      2,144,492
   426,800                         426,800    Sprint Corp. (FON Group)             7,008,056                      7,008,056
    40,000                          40,000    Verizon Communications, Inc. *       1,403,200                      1,403,200
                                                                              --------------                  -------------
                                                                                  10,555,748         922,284     11,478,032

                                              TOBACCO - 0.73%
    89,600          28,900         118,500    Altria Group, Inc.                   4,876,032       1,572,738      6,448,770
                                                                              --------------  --------------  -------------

                                              TRAVEL SERVICES - 0.15%
    62,100                          62,100    Sabre Holdings Corp.  (a)            1,340,739                      1,340,739
                                                                              --------------                  -------------

                                              TRUCKING & FREIGHT - 0.38%
                    33,900          33,900    CNF, Inc.                                            1,149,210      1,149,210
                                                                                              --------------
    45,400                          45,400    Navistar International Corp. *       2,174,206                      2,174,206
                                                                              --------------                  -------------
                                                                                   2,174,206       1,149,210      3,323,416
                                              TOTAL COMMON STOCK
                                              (Cost: $417,316,042)            $  409,574,701  $   94,650,764  $ 504,225,465
                                                                              --------------  --------------  -------------

                                              PREFERRED STOCK - 0.15%
                                              BROADCASTING - 0.04%
    10,238                          10,238    The News Corp., Ltd., ADR       $      309,700                  $     309,700
                                                                              --------------                  -------------

                                              MINING - 0.11%
     5,900                           5,900    Phelps Dodge Corp. *  (a)              998,280                        998,280
                                                                              --------------                  -------------


    The accompanying notes are an integral part of the financial statements.

MANUFACTURERS INVESTMENT TRUST - INCOME & VALUE TRUST
MANUFACTURERS INVESTMENT TRUST - BALANCED TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS -
DECEMBER 31, 2003 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL VALUE OF INVESTMENTS)


INCOME & VALUE                   PROFORMA                                              INCOME & VALUE                   PROFORMA
   TRUST        BALANCED TRUST   COMBINED                                                  TRUST       BALANCED TRUST   COMBINED
--------------  --------------  -----------                                            --------------  --------------  -----------

           SHARES/PRINCIPAL AMOUNT                     SECURITY DESCRIPTION                                VALUE
           -----------------------                     --------------------                                -----
                                             TOTAL PREFERRED STOCK
                                             (Cost: $850,695)                          $  1,307,980                    $ 1,307,980
                                                                                       ------------                    -----------

                                             U.S. TREASURY OBLIGATIONS -6.29%
                                             U.S. TREASURY BONDS -1.78%
  7,005,000                       7,005,000  5.25% due 02/15/2029  (a)                 $  7,066,840                    $ 7,066,840
                                                                                                                       -----------
                  1,000,000       1,000,000  5.375% due 02/15/2031                                       $ 1,042,852     1,042,852
                                                                                                         -----------
    565,000                         565,000  6.50% due 11/15/2026  (a)                      664,669                        664,669
  1,450,000                       1,450,000  7.875% due 02/15/2021  (a)                   1,929,237                      1,929,237
    280,000                         280,000  8.00% due 11/15/2021  (a)                      378,153                        378,153
  3,285,000                       3,285,000  8.875% due 08/15/2017  (a)                   4,652,381                      4,652,381
                                                                                       ------------                    -----------
                                                                                         14,691,280        1,042,852    15,734,132

                                             U.S. TREASURY NOTES - 4.51%
  1,715,000       1,000,000       2,715,000  1.625% due 04/30/2005  (a)                   1,720,159        1,003,008     2,723,167
 12,750,000                      12,750,000  1.875% due 09/30/2004  (a)                  12,822,216                     12,822,216
  1,850,000                       1,850,000  2.625% due 05/15/2008                        1,822,178                      1,822,178
                  3,900,000       3,900,000  3.00% due 01/31/2004                                          3,906,092     3,906,092
  1,125,000                       1,125,000  3.25% due 08/15/2007  (a)                    1,147,544                      1,147,544
                    900,000         900,000  5.00% due 08/15/2011                                            963,141       963,141
  1,745,000                       1,745,000  5.50% due 05/15/2009  (a)                    1,940,562                      1,940,562
  4,890,000                       4,890,000  5.625% due 05/15/2008  (a)                   5,416,819                      5,416,819
  4,800,000         700,000       5,500,000  5.75% due 11/15/2005 - 08/15/2010 (a)        5,382,000          751,570     6,133,570
  1,255,000                       1,255,000  6.50% due 02/15/2010  (a)                    1,458,349                      1,458,349
                                                                                       ------------
                  1,500,000       1,500,000  7.25% due 05/15/2004  (a)                                     1,534,218     1,534,218
                                                                                                         -----------   -----------
                                                                                         31,709,827        8,158,029    39,867,856

                                             TOTAL U.S. TREASURY OBLIGATIONS
                                             (COST: $55,438,408)                       $ 46,401,107      $ 9,200,881   $55,601,988
                                                                                       ------------      -----------   -----------

                                             U.S. GOVERNMENT AGENCY OBLIGATIONS - 9.19%
                                             TENNESSEE VALLEY AUTHORITY - 0.10%
                  1,000,000       1,000,000     4.70% due 07/15/2033                                     $   860,346   $   860,346
                                                                                                         -----------   -----------

                                             FEDERAL HOME LOAN BANK - 0.11%
  1,000,000                       1,000,000  5.25% due 02/13/2004                      $  1,004,591                      1,004,591
                                                                                       ------------                    -----------

                                             FEDERAL HOME LOAN MORTGAGE CORPORATION - 2.06%
  7,145,000                       7,145,000  3.625% due 09/15/2008  (a)                   7,192,279                      7,192,279
  1,500,000                       1,500,000  5.50% TBA **                                 1,517,812                      1,517,812
  1,357,601                       1,357,601  5.50% due 07/15/2006 - 02/01/2018  (a)       1,455,198                      1,455,198
                  1,000,000       1,000,000  5.875% due 03/21/2011                                         1,083,922     1,083,922
                                                                                                         -----------
  3,800,000                       3,800,000  6.00% TBA **                                 3,925,875                      3,925,875
  1,771,772                       1,771,772  6.00% due 04/01/2016 - 08/01/2017            1,859,119                      1,859,119
  1,030,000                       1,030,000  6.875% due 09/15/2010                        1,196,263                      1,196,263
                                                                                       ------------                    -----------
                                                                                         17,146,546        1,083,922    18,230,468



    The accompanying notes are an integral part of the financial statements.

MANUFACTURERS INVESTMENT TRUST - INCOME & VALUE TRUST
MANUFACTURERS INVESTMENT TRUST - BALANCED TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS -
DECEMBER 31, 2003 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL VALUE OF INVESTMENTS)


INCOME & VALUE                   PROFORMA                                              INCOME & VALUE                   PROFORMA
   TRUST        BALANCED TRUST   COMBINED                                                  TRUST       BALANCED TRUST   COMBINED
--------------  --------------  -----------                                            --------------  --------------  -----------

           SHARES/PRINCIPAL AMOUNT                     SECURITY DESCRIPTION                                VALUE
           -----------------------                     --------------------                                -----
                                             FEDERAL NATIONAL MORTGAGE ASSOCIATION -
                                              4.74%
  3,923,705                       3,923,705  FRN 3.817% due 09/01/2033                 $  3,945,737                    $ 3,945,737
    397,925                         397,925  FRN 3.864% due 07/01/2033                      399,918                        399,918
                  1,000,000       1,000,000  4.625% due 05/01/2013                                       $   973,214       973,214
                  2,500,000       2,500,000  4.75% due 03/15/2004                                          2,518,332     2,518,332
  1,500,000                       1,500,000  5.00% TBA **                                 1,529,532                      1,529,532
  1,588,835       1,188,906       2,777,741  5.00% due 05/01/2018                         1,622,541        1,214,128     2,836,669
  1,500,000                       1,500,000  5.125% due 02/13/2004  (a)                   1,506,813                      1,506,813
  5,845,000                       5,845,000  5.50% TBA **                                 5,919,886                      5,919,886
                  4,687,977       4,687,977  5.50% due 02/15/2006 - 03/01/2033                             4,837,195     4,837,195
  1,437,817       2,957,733       4,395,550  6.00% due 05/15/2008 - 11/01/2032            1,551,142        3,073,362     4,624,504
                  1,250,000       1,250,000  6.625% due 11/15/2030                                         1,421,108     1,421,108
  1,750,000                       1,750,000  6.25% due 05/15/2029                         1,895,740                      1,895,740
  2,845,141       2,353,798       5,198,939  6.50% due 11/01/2028 - 07/01/2032            2,976,104        2,463,300     5,439,404
  1,349,914                       1,349,914  7.00% due 09/01/2031 - 06/01/2032            1,429,319                      1,429,319
                    863,052         863,052  7.00% due 12/01/2029                                            914,549       914,549
                                                                                                         -----------
  1,450,499                       1,450,499  7.50% due 01/25/2028 - 10/01/2031            1,569,677                      1,569,677
    100,606                         100,606  FRN 7.50% due 05/01/2031                       107,513                        107,513
                                                                                       ------------                    -----------
                                                                                         24,453,922       17,415,188    41,869,110

                                             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 2.18%
  7,120,000                       7,120,000  5.00% TBA **                                 7,053,250                      7,053,250
  6,140,000                       6,140,000  5.50% TBA **                                 6,220,587                      6,220,587
                    802,878         802,878  6.00% due 11/15/2032                                            835,281       835,281
                    248,147         248,147  6.50% due 12/15/2028                                            262,019       262,019
  2,727,086                       2,727,086  6.50% due 05/15/2029 - 04/15/2032            2,877,536                      2,877,536
    504,316                         504,316  7.00% due 04/15/2029                           537,845                        537,845
                    809,228         809,228  7.00% due 02/15/2028                                            863,842       863,842
                    328,115         328,115  7.50% due 12/15/2030                                            352,162       352,162
                                                                                                         -----------
    207,495                         207,495  8.00% due 10/15/2027 - 01/15/2029              225,935                        225,935
                                                                                         16,915,153        2,313,304    19,228,457

                                             TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                                             (COST: $80,097,984)                       $ 59,520,212      $21,672,760   $81,192,972
                                                                                       ------------      -----------   -----------

                                             FOREIGN GOVERNMENT OBLIGATIONS - 0.09%
                                             REPUBLIC OF CHILE - 0.02%
    130,000                         130,000  5.50% due 01/15/2013                      $    133,705                    $   133,705
                                                                                       ------------                    -----------

                                             GOVERNMENT OF MEXICO - 0.07%
    140,000                         140,000  4.625% due 10/08/2008                          141,750                        141,750
    100,000                         100,000  6.375% due 01/16/2013                          103,750                        103,750
     80,000                          80,000  8.375% due 01/14/2011                           95,000                         95,000
    195,000                         195,000  9.875% due 02/01/2010                          246,509                        246,509
     50,000                          50,000  11.375% due 09/15/2016                          70,875                         70,875
                                                                                       ------------                    -----------
                                                                                            657,884                        657,884
                                             TOTAL FOREIGN GOVERNMENT OBLIGATIONS
                                             (COST: $748,066)                          $    791,589                    $   791,589
                                                                                       ------------                    -----------


    The accompanying notes are an integral part of the financial statements.

MANUFACTURERS INVESTMENT TRUST - INCOME & VALUE TRUST
MANUFACTURERS INVESTMENT TRUST - BALANCED TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS -
DECEMBER 31, 2003 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL VALUE OF INVESTMENTS)


INCOME & VALUE                   PROFORMA                                              INCOME & VALUE                   PROFORMA
   TRUST        BALANCED TRUST   COMBINED                                                  TRUST       BALANCED TRUST   COMBINED
--------------  --------------  -----------                                            --------------  --------------  -----------

           SHARES/PRINCIPAL AMOUNT                     SECURITY DESCRIPTION                                VALUE
           -----------------------                     --------------------                                -----
                                             CORPORATE BONDS - 7.90%
                                             AEROSPACE - 0.16%
                                             Raytheon Company,
    125,000                         125,000      6.00% due 12/15/2010                  $    133,593                       $133,593
                                             Systems 2001 Asset Trust LLC,
    501,865                         501,865      6.664% due 09/15/2013                      554,661                        554,661
    631,637                         631,637      Series 2001, Class B, 7.156% due
                                                  12/15/2011                                689,458                        689,458
                                                                                       ------------                    -----------
                                                                                          1,377,712                      1,377,712
                                             ALUMINUM - 0.02%
                                             Alcan Aluminum, Ltd.,
    190,000                         190,000      5.20% due 01/15/2014                       192,048                       192,048
                                                                                                                       -----------
                                             AMUSEMENT & THEME PARKS - 0.12%
                                             Six Flags, Inc.,
  1,000,000                       1,000,000      8.875% due 02/01/2010                    1,026,250                     1,026,250
                                                                                                                       -----------
                                             AUTO PARTS - 0.04%
                                             Delphi Corp.,
    140,000                         140,000      6.50% due 08/15/2013                       147,022                        147,022
                                             Lear Corp., Series B,
    210,000                         210,000      8.11% due 05/15/2009                       247,013                        247,013
                                                                                       ------------                    -----------
                                                                                            394,035                        394,035
                                             AUTO SERVICES - 0.02%
                                             Hertz Corp.,
    200,000                         200,000      7.625% due 08/15/2007                      219,708                        219,708

                                             AUTOMOBILES - 0.11%
  1,000,000                       1,000,000  DaimlerChrysler North America Holding,
                                              4.05% due 06/04/2008                          993,192                        993,192
                                                                                       ------------                    -----------
                                             BANKING - 0.53%
                                             Bank of America Corp.,
    750,000                         750,000      7.125% due 09/15/2006                      836,882                        836,882
                                             Bank One Corp.,
    170,000                         170,000      4.90% due 04/30/2015                       166,427                        166,427
                                             Barclays Bank PLC, ADR,
     70,000                          70,000      FRN 6.86% due 09/29/2049                    75,914                         75,914
                                             Bayerische Landesbank Gironzentrale,
                                              Series MTN,
    520,000                         520,000      2.50% due 03/30/2006                       526,472                        526,472
                                             BNP Paribas LLC,
    100,000                         100,000      5.125% due 01/15/2015                       99,624                         99,624
                                             Capital One Bank,
    230,000                         230,000      5.75% due 09/15/2010                       243,301                        243,301
                                             Kazkommerts International BV,
    200,000                         200,000      8.50% due 04/16/2013                       210,100                        210,100
                                             MBNA America Bank,
  1,000,000                       1,000,000      5.375% due 01/15/2008                    1,063,250                      1,063,250
                                             Union Bancal Corp.,
    190,000                         190,000      5.25% due 12/16/2013                       191,895                        191,895
                                             Wells Fargo Company,
    625,000                         625,000      3.50% due 04/04/2008                       626,995                        626,995
                                             Zions Bancorporation,
    625,000                         625,000      6.00% due 09/15/2015                       655,314                        655,314
                                                                                       ------------                    -----------
                                                                                          4,696,174                      4,696,174


    The accompanying notes are an integral part of the financial statements.

MANUFACTURERS INVESTMENT TRUST - INCOME & VALUE TRUST
MANUFACTURERS INVESTMENT TRUST - BALANCED TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS -
DECEMBER 31, 2003 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL VALUE OF INVESTMENTS)


INCOME & VALUE                   PROFORMA                                              INCOME & VALUE                   PROFORMA
   TRUST        BALANCED TRUST   COMBINED                                                  TRUST       BALANCED TRUST   COMBINED
   -----        --------------  -----------                                                -----       --------------  -----------

           SHARES/PRINCIPAL AMOUNT                     SECURITY DESCRIPTION                                VALUE
           -----------------------                     --------------------                                -----

                                             BROADCASTING - 0.40%
                                             Chancellor Media Corp.,
    690,000                         690,000      8.00% due 11/01/2008                  $    798,675                    $   798,675
                                             Clear Channel Communications, Inc.,
    250,000                         250,000     6.00% due 11/01/2006                        270,225                        270,225
    125,000                         125,000     7.65% due 09/15/2010                        146,317                        146,317
                                             Cox Radio, Inc.,
  1,000,000                       1,000,000      6.375% due 05/15/2005                    1,051,908                      1,051,908
                                             Liberty Media Corp.,
    320,000                         320,000     FRN 2.670% due 09/17/2006                   323,479                        323,479
     70,000                          70,000     5.70% due 05/15/2013                         70,788                         70,788
    350,000                         350,000     7.875% due 07/15/2009                       405,433                        405,433
                                             News America Holdings, Inc.,
     50,000                          50,000      6.75% due 01/09/2038                        55,832                         55,832
                                             Young Broadcasting, Inc.,
    221,000                         221,000      10.00% due 03/01/2011                      238,127                        238,127
    170,000                         170,000      Series B, 8.75% due 06/15/2007             174,250                        174,250
                                                                                       ------------                    -----------
                                                                                          3,535,034                      3,535,034

                                             BUSINESS SERVICES - 0.07%
    500,000                         500,000  Electronic Data Systems Corp., 6.00% due
                                              08/01/2013                                    491,318                        491,318
                                             PHH Corp.,
    130,000                         130,000      7.125% due 03/01/2013                      145,586                        145,586
                                                                                       ------------                    -----------
                                                                                            636,904                        636,904

                                             CABLE AND TELEVISION - 0.50%
                                             AOL Time Warner, Inc.,
    160,000                         160,000      7.625% due 04/15/2031                      184,603                        184,603
                                             Comcast Corp., Class A,
                  1,000,000       1,000,000      5.30% due 01/15/2014                                    $   996,679       996,679
    470,000                         470,000      7.05% due 03/15/2033                       511,272                        511,272
                                             Cox Communications, Inc.,
                  1,000,000       1,000,000      6.75% due 03/15/2011                                      1,132,916     1,132,916
                                                                                                         -----------
    250,000                         250,000      7.75% due 11/01/2010                       297,815                        297,815
                                             Time Warner Entertainment Company LP,
     40,000                          40,000      8.375% due 03/15/2023                       49,565                         49,565
     15,000                          15,000      8.875% due 10/01/2012                       19,019                         19,019
                                             Univision Communications, Inc.,
    250,000                         250,000      3.875% due 10/15/2008                      247,357                        247,357
    835,000                         835,000      7.85% due 07/15/2011                       992,681                        992,681
                                                                                       ------------                    -----------
                                                                                          2,302,312        2,129,595     4,431,907


    The accompanying notes are an integral part of the financial statements.

MANUFACTURERS INVESTMENT TRUST - INCOME & VALUE TRUST
MANUFACTURERS INVESTMENT TRUST - BALANCED TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS -
DECEMBER 31, 2003 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL VALUE OF INVESTMENTS)


INCOME & VALUE                   PROFORMA                                              INCOME & VALUE                   PROFORMA
   TRUST        BALANCED TRUST   COMBINED                                                  TRUST       BALANCED TRUST   COMBINED
   -----        --------------  -----------                                                -----       --------------  -----------

           SHARES/PRINCIPAL AMOUNT                     SECURITY DESCRIPTION                                VALUE
           -----------------------                     --------------------                                -----
                                             CELLULAR COMMUNICATIONS - 0.56%
                                             American Tower Corp.,
    875,000                         875,000      9.375% due 02/01/2009                 $    931,875                    $   931,875
                                             AT&T Wireless Services, Inc.,
    375,000                         375,000      7.875% due 03/01/2011                      433,930                        433,930
    700,000                         700,000  Crown Castle International Corp., 7.50%
                                              due 12/01/2013                                703,500                        703,500
                                             Motorola, Inc.,
     40,000                          40,000     7.50% due 05/15/2025                         43,449                         43,449
     60,000                          60,000     8.00% due 11/01/2011                         70,958                         70,958
                                             Nextel Communications, Inc.,
  1,000,000                       1,000,000     7.375% due 08/01/2015                     1,075,000                      1,075,000
                                             Telus Corp.,
                  1,000,000       1,000,000     7.50% due 06/01/2007                                     $ 1,119,144     1,119,144
                                                                                                         -----------
                                             Verizon Wireless Capital LLC,
    375,000                         375,000     5.375% due 12/15/2006                       400,163                        400,163
                                             Vodafone Group PLC,
    210,000                         210,000     5.375% due 01/30/2015                       211,946                        211,946
                                                                                       ------------                    -----------
                                                                                          3,870,821        1,119,144     4,989,965

                                             CHEMICALS - 0.05%
                                             ICI Wilmington, Inc.,
    460,000                         460,000     4.375% due 12/01/2008                       458,271                        458,271
                                                                                       ------------                    -----------

                                             COMMERCIAL SERVICES - 0.06%
                                             Cendant Corp.,
    250,000                         250,000     6.25% due 01/15/2008                        272,707                        272,707
    200,000                         200,000     6.875% due 08/15/2006                       219,428                        219,428
                                                                                       ------------                    -----------
                                                                                            492,135                        492,135

                                             CONTAINERS & GLASS - 0.04%
    360,000                         360,000  Packaging Corporation of America, 5.75%
                                              due 08/01/2013                                363,674                        363,674
                                                                                       ------------                   ------------

                                             DOMESTIC OIL - 0.02%
    140,000                         140,000  Union Oil Company of California, 7.50%
                                              due 02/15/2029                                164,353                        164,353
                                                                                       ------------                    -----------

                                             DRUGS & HEALTH CARE - 0.12%
                                             Merck & Company, Inc.,
                  1,000,000       1,000,000     6.40% due 03/01/2028                                       1,099,023     1,099,023
                                                                                                         -----------   -----------

                                             ELECTRICAL EQUIPMENT - 0.17%
                                             General Electric Company,
  1,320,000                       1,320,000     5.00% due 02/01/2013                      1,334,962                      1,334,962
                                             SP Powerassets, Ltd.,
    150,000                         150,000     5.00% due 10/22/2013                        150,797                        150,797
                                                                                       ------------                    -----------
                                                                                          1,485,759                      1,485,759


    The accompanying notes are an integral part of the financial statements.

MANUFACTURERS INVESTMENT TRUST - INCOME & VALUE TRUST
MANUFACTURERS INVESTMENT TRUST - BALANCED TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS -
DECEMBER 31, 2003 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL VALUE OF INVESTMENTS)


INCOME & VALUE                   PROFORMA                                              INCOME & VALUE                   PROFORMA
   TRUST        BALANCED TRUST   COMBINED                                                  TRUST       BALANCED TRUST   COMBINED
--------------  --------------  -----------                                            --------------  --------------  -----------

           SHARES/PRINCIPAL AMOUNT                     SECURITY DESCRIPTION                                VALUE
           -----------------------                     --------------------                                -----
                                             ELECTRIC UTILITIES - 0.17%
                                             CILCORP, Inc.,
    280,000                         280,000     8.70% due 10/15/2009                   $    337,832                    $   337,832
     25,000                          25,000     9.375% due 10/15/2029                        33,605                         33,605
                                             Dominion Resources, Inc.,
    125,000                         125,000     5.70% due 09/17/2012                        131,704                        131,704
                                             Duke Capital Corp.,
    240,000                         240,000     6.25% due 02/15/2013                        253,159                        253,159
     90,000                          90,000  Empresa Nacional De Electricidad, 8.50%
                                              due 04/01/2009                                101,431                        101,431
    125,000                         125,000  Oncor Electric Delivery Company, 7.00%
                                              due 05/01/2032                                137,893                        137,893
                                             Tampa Electric Company,
    190,000                         190,000     6.375% due 08/15/2012                       204,095                        204,095
    170,000                         170,000  United Energy Distribution Property,
                                              Ltd., 4.70% due 04/15/2011                    172,405                        172,405
    160,000                         160,000  Virginia Electric & Power Company, 4.75%
                                              due 03/01/2013                                158,160                        158,160
                                                                                       ------------                    -----------
                                                                                          1,530,284                      1,530,284

                                             ELECTRONICS - 0.14%
    500,000                         500,000  Koninklijke Philips Electronics NV,
                                              7.20% due 06/01/2026                          561,244                        561,244
                                             Solectron Corp.,
    625,000                         625,000     9.625% due 02/15/2009                       696,875                        696,875
                                                                                       ------------                    -----------
                                                                                          1,258,119                      1,258,119

                                             ENERGY - 0.06%
                                             Midamerican Energy Company, Series MTN,
     45,000                          45,000     5.125% due 01/15/2013                        45,862                         45,862
                                             Peco Energy Company,
     80,000                          80,000     5.95% due 11/01/2011                         86,684                         86,684
                                             Progress Energy, Inc.,
    400,000                         400,000     5.85% due 10/30/2008                        428,934                        428,934
                                                                                       ------------                    -----------
                                                                                            561,480                        561,480


    The accompanying notes are an integral part of the financial statements.

MANUFACTURERS INVESTMENT TRUST - INCOME & VALUE TRUST
MANUFACTURERS INVESTMENT TRUST - BALANCED TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS -
DECEMBER 31, 2003 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL VALUE OF INVESTMENTS)


INCOME & VALUE                   PROFORMA                                              INCOME & VALUE                   PROFORMA
   TRUST        BALANCED TRUST   COMBINED                                                    TRUST     BALANCED TRUST   COMBINED
--------------  --------------  -----------                                             -------------- --------------  -----------

           SHARES/PRINCIPAL AMOUNT                     SECURITY DESCRIPTION                                VALUE
           -----------------------                     --------------------                                -----
                                             FINANCIAL SERVICES - 1.83%
                                             Capital One Financial Corp.,
    110,000                         110,000     6.25% due 11/15/2013                   $    113,187                    $   113,187
                                             Citigroup, Inc.,
    180,000                         180,000     5.625% due 08/27/2012                       190,016                        190,016
    170,000                         170,000  Corporacion Andina de Fomento, 6.875%
                                              due 03/15/2012                                188,625                        188,625
    125,000                         125,000  Credit Suisse First Boston USA, Inc.,
                                              6.50% due 01/15/2012                          139,128                        139,128
                                             Ford Motor Credit Company,
    150,000                         150,000     FRN 3.035% due 10/25/2004                   151,416                        151,416
    750,000                         750,000     5.80% due 01/12/2009                        772,390                        772,390
    170,000                         170,000     7.00% due 10/01/2013                        179,295                        179,295
    240,000                         240,000     7.375% due 10/28/2009 - 02/01/2011          262,161                        262,161
     90,000                          90,000     7.875% due 06/15/2010                       100,563                        100,563
    260,000                         260,000  Fuji (Mizuho) JGB Investment, LLC, FRN
                                              9.87% due 12/31/2049                          293,871                        293,871
                                             General Electric Capital Corp., MTN,
                                              Series A,
    310,000                         310,000     4.25% due 01/15/2008                        320,596                        320,596
                  1,000,000       1,000,000     5.45% due 01/15/2013                                   $   1,040,327     1,040,327
    110,000                         110,000     6.00% due 06/15/2012                        119,290                        119,290
  1,090,000                       1,090,000  General Motors Acceptance Corp, 6.875%
                                              due 09/15/2011                              1,174,068                      1,174,068
    250,000                         250,000     7.00% due 02/01/2012                        268,786                        268,786
     80,000                          80,000     7.25% due 03/02/2011                         87,769                         87,769
    150,000                         150,000     7.75% due 01/19/2010                        170,034                        170,034
    275,000                         275,000     8.00% due 11/01/2031                        308,816                        308,816
                                             HBOS PLC,
    500,000                         500,000     3.125% due 01/12/2007                       504,018                        504,018
    370,000                         370,000     FRN 5.375% due 11/01/2049                   374,569                        374,569
                                             Household Finance Corp.,
    250,000                         250,000     6.375% due 11/27/2012                       274,263                        274,263
    475,000                         475,000     6.40% due 06/17/2008                        526,638                        526,638
                  1,000,000       1,000,000     6.50% due 01/24/2006                                       1,081,476     1,081,476
                                             HVB Funding Trust III,
     80,000                          80,000     9.00% due 10/22/2031                         96,494                         96,494
    180,000                         180,000  International Lease Finance Corp., 4.55%
                                              due 10/15/2009                                179,606                        179,606
                                             J.P. Morgan Chase & Company,
    250,000                         250,000     5.35% due 03/01/2007                        267,574                        267,574
                                             MBNA Corp.,
    160,000                         160,000     6.125% due 03/01/2013                       171,803                        171,803
    110,000                         110,000  Nationwide Life Global Funding I, 5.35%
                                              due 02/15/2007                                118,420                        118,420
                                             National Rural Utilities Cooperative
                                              Finance Corp.,
                  1,000,000       1,000,000     5.75% due 08/28/2009                                       1,083,550     1,083,550
                                             NiSource Finance, Corp.,
    160,000                         160,000     6.15% due 03/01/2013                        172,031                        172,031
                                             PCCW - HKTC Capital, Ltd,
    160,000                         160,000     7.75% due 11/15/2011                        188,674                        188,674
    310,000                         310,000  Principal Life Global Funding I, 4.40%
                                              due 10/01/2010                                312,080                        312,080
                                             Reliastar Financial Corp.,
    280,000                         280,000     6.50% due 11/15/2008                        309,247                        309,247
                                             SLM Corp., Series MTNA,
    625,000                         625,000     5.00% due 04/15/2015                        616,625                        616,625
    405,000                         405,000     5.375% due 01/15/2013                       415,583                        415,583
                                             The Goldman Sachs Group, Inc.,
                  1,000,000       1,000,000     4.75% due 07/15/2013                                         974,571       974,571
                                                                                                         -----------
  1,070,000                       1,070,000     5.25% due 04/01/2013                      1,083,769                      1,083,769
    200,000                         200,000  USAA Capital Corp., Series MTNB, 4.00%
                                              due 12/10/2007                                204,495                        204,495
                                             Washington Mutual, Inc.,
  1,250,000                       1,250,000     5.625% due 01/15/2007                     1,347,205                      1,347,205
                                                                                       ------------                    -----------
                                                                                         12,003,105        4,179,924    16,183,029


    The accompanying notes are an integral part of the financial statements.

MANUFACTURERS INVESTMENT TRUST - INCOME & VALUE TRUST
MANUFACTURERS INVESTMENT TRUST - BALANCED TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS -
DECEMBER 31, 2003 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL VALUE OF INVESTMENTS)


INCOME & VALUE                   PROFORMA                                             INCOME & VALUE                    PROFORMA
   TRUST        BALANCED TRUST   COMBINED                                                  TRUST       BALANCED TRUST   COMBINED
--------------  --------------  -----------                                            --------------  --------------  -----------

           SHARES/PRINCIPAL AMOUNT                     SECURITY DESCRIPTION                                VALUE
           -----------------------                     --------------------                                -----
                                             FOOD & BEVERAGES - 0.30%
    170,000       1,000,000       1,170,000  Cadbury Schweppes US Finance LLC, 5.125%
                                              due 10/01/2013                           $    168,893      $   993,488   $ 1,162,381
                                                                                                         -----------
                                             Delhaize America, Inc.,
    450,000                         450,000     8.125% due 04/15/2011                       517,500                        517,500
                                             Kellogg Company, Series B,
    150,000                         150,000     6.60% due 04/01/2011                        168,104                        168,104
                                             Kraft Foods, Inc.,
    180,000                         180,000     5.25% due 06/01/2007                        191,502                        191,502
                                             Nabisco, Inc.,
    160,000                         160,000     7.05% due 07/15/2007                        179,976                        179,976
    375,000                         375,000     7.55% due 06/15/2015                        448,825                        448,825
                                                                                       ------------                    -----------
                                                                                          1,674,800          993,488     2,668,288

                                             FOREST PRODUCTS - 0.04%
                                             Weyerhaeuser Company,
    335,000                         335,000     6.75% due 03/15/2012                        365,465                        365,465
                                                                                       ------------                    -----------

                                             GAS & PIPELINE UTILITIES - 0.01%
     80,000                          80,000  Centerpoint Energy Resources Corp.,
                                              7.875% due 04/01/2013                          90,568                         90,568
                                                                                       ------------                    -----------

                                             HEALTHCARE SERVICES - 0.08%
                                             Aetna, Inc.,
    100,000                         100,000     7.375% due 03/01/2006                       110,020                        110,020
                                             Health Net, Inc.,
    150,000                         150,000     8.375% due 04/15/2011                       180,236                        180,236
                                             Humana, Inc.,
    360,000                         360,000     7.25% due 08/01/2006                        393,342                        393,342
                                                                                       ------------                    -----------
                                                                                            683,598                        683,598

                                             HOMEBUILDERS - 0.09%
                                             Centex Corp.,
     70,000                          70,000     4.75% due 01/15/2008                         72,222                         72,222
                                             Lennar Corp.,
     40,000                          40,000     5.95% due 03/01/2013                         41,854                         41,854
     40,000                          40,000     Series B, 9.95% due 05/01/2010               45,950                         45,950
                                             MDC Holdings, Inc.,
    160,000                         160,000     5.50% due 05/15/2013                        160,336                        160,336
                                             Pulte Homes, Inc.,
    175,000                         175,000     6.25% due 02/15/2013                        185,775                        185,775
    150,000                         150,000     7.875% due 06/15/2032                       174,218                        174,218
     75,000                          75,000     8.125% due 03/01/2011                        89,055                         89,055
                                                                                       ------------                    -----------
                                                                                            769,410                        769,410

                                             HOTELS & RESTAURANTS - 0.03%
                                             Boyd Gaming Corp.,
    250,000                         250,000     9.25% due 08/01/2009                        279,375                        279,375
                                                                                       ------------                    -----------

    The accompanying notes are an integral part of the financial statements.

MANUFACTURERS INVESTMENT TRUST - INCOME & VALUE TRUST
MANUFACTURERS INVESTMENT TRUST - BALANCED TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS -
DECEMBER 31, 2003 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL VALUE OF INVESTMENTS)

INCOME & VALUE                   PROFORMA                                             INCOME & VALUE                    PROFORMA
   TRUST        BALANCED TRUST   COMBINED                                                  TRUST       BALANCED TRUST   COMBINED
--------------  --------------  -----------                                            --------------  --------------  -----------

           SHARES/PRINCIPAL AMOUNT                     SECURITY DESCRIPTION                                VALUE
           -----------------------                     --------------------                                -----
                                             INSURANCE - 0.26%
                                             Jackson National Life Insurance Company,
    170,000                         170,000    5.25% due 03/15/2007                    $    182,328                    $   182,328
                                             Lincoln National Corp.,
    140,000                         140,000     6.20% due 12/15/2011                        152,742                        152,742
                                             MetLife, Inc.,
    315,000                         315,000     3.911% due 05/15/2005                       323,941                        323,941
                                             Monumental Global Funding,
    625,000                         625,000     5.20% due 01/30/2007                        666,858                        666,858
                                             Monumental Global Funding II,
    620,000                         620,000     3.85% due 03/03/2008                        625,543                        625,543
     60,000                          60,000  Nationwide Mutual Insurance Company,
                                              7.875% due 04/01/2033                          69,410                         69,410
                                             Prudential Financial,
    225,000                         225,000     6.375% due 07/23/2006                       245,098                        245,098
                                                                                       ------------                    -----------
                                                                                          2,265,920                      2,265,920

                                             INTERNATIONAL OIL - 0.04%
    300,000                         300,000  Pogo Producing Company, Series B,
                                              10.375% due 02/15/2009                        318,000                        318,000
                                                                                       ------------                    -----------

                                             MANUFACTURING - 0.13%
                                             Tyco International Group SA,
    250,000                         250,000     6.00% due 11/15/2013                        257,500                        257,500
    260,000                         260,000     6.125% due 01/15/2009                       278,200                        278,200
    530,000                         530,000     6.75% due 02/15/2011                        579,025                        579,025
                                                                                       ------------                    -----------
                                                                                          1,114,725                      1,114,725

                                             MEDICAL-HOSPITALS - 0.29%
                                             HCA, Inc.,
  1,950,000                       1,950,000     6.25% due 02/15/2013                      1,996,034                      1,996,034
    225,000                         225,000     6.95% due 05/01/2012                        241,248                        241,248
    145,000                         145,000     7.875% due 02/01/2011                       165,374                        165,374
    105,000                         105,000     8.75% due 09/01/2010                        125,027                        125,027
                                                                                       ------------                    -----------
                                                                                          2,527,683                      2,527,683

                                             METAL & METAL PRODUCTS - 0.03%
                                             Inco, Ltd.,
    250,000                         250,000     7.20% due 09/15/2032                        273,287                        273,287
                                                                                       ------------                    -----------

                                             MINING - 0.01%
     90,000                          90,000  Corporacion Nacional del Cobre, 5.50%
                                              due 10/15/2013                                 91,331                         91,331
                                                                                       ------------                    -----------

                                             PAPER - 0.04%
                                             International Paper Company,
    140,000                         140,000     5.50% due 01/15/2014                        140,335                        140,335
                                             Norske Skogindustrier ASA,
    230,000                         230,000     6.125% due 10/15/2015                       232,900                        232,900
                                                                                       ------------                    -----------
                                                                                            373,235                        373,235

                                             PHARMACEUTICALS - 0.06%
                                             Schering Plough Corp.,
    490,000                         490,000     5.30% due 12/01/2013                        498,550                        498,550
                                                                                       ------------                    -----------

                                             PUBLISHING - 0.10%
                                             Time Warner Companies,
    750,000                         750,000     7.57% due 02/01/2024                        848,148                        848,148
                                                                                       ------------                    -----------

                                             RAILROADS & EQUIPMENT - 0.01%
                                             Union Pacific Railroad Company, Series
                                              2002-1,
     75,000                          75,000     6.061% due 01/17/2023                        81,097                         81,097
                                                                                       ------------                    -----------


    The accompanying notes are an integral part of the financial statements.

MANUFACTURERS INVESTMENT TRUST - INCOME & VALUE TRUST
MANUFACTURERS INVESTMENT TRUST - BALANCED TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS -
DECEMBER 31, 2003 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL VALUE OF INVESTMENTS)

INCOME & VALUE                   PROFORMA                                              INCOME & VALUE                   PROFORMA
   TRUST        BALANCED TRUST   COMBINED                                                  TRUST       BALANCED TRUST   COMBINED
   -----        --------------  -----------                                                -----       --------------  -----------

           SHARES/PRINCIPAL AMOUNT                     SECURITY DESCRIPTION                                VALUE
           -----------------------                     --------------------                                -----
                                             REAL ESTATE - 0.29%
    250,000                         250,000  Developers Diversified Realty Company,
                                              4.625% due 08/01/2010                    $    248,633                    $   248,633
                                             EOP Operating LP,
    210,000                         210,000     6.75% due 02/15/2012                        231,952                        231,952
    555,000                         555,000  Hospitality Properties Trust, REIT,
                                              6.75% due 02/15/2013                          581,499                        581,499
                                             Kimco Realty Corp., REIT,
    500,000                         500,000     3.95% due 08/05/2008                        500,878                        500,878
                                             Price REIT, Inc.,
    250,000                         250,000     7.50% due 11/05/2006                        283,110                        283,110
                                             Rouse Company,
    270,000                         270,000     5.375% due 11/26/2013                       268,302                        268,302
    140,000                         140,000     7.20% due 09/15/2012                        157,804                        157,804
    260,000                         260,000  Socgen Real Estate Company LLC, FRN
                                              7.64% due 12/29/2049                          293,740                        293,740
                                                                                       ------------                    -----------
                                                                                          2,565,918                      2,565,918

                                             RETAIL GROCERY - 0.13%
                                             Albertsons, Inc.,
    145,000                         145,000     7.50% due 02/15/2011                        166,221                        166,221
                                                                                       ------------
                                             Kroger Company,
                  1,000,000       1,000,000     5.50% due 02/01/2013                                     $ 1,017,093     1,017,093
                                                                                                         -----------   -----------
                                                                                            166,221        1,017,093     1,183,314

                                             SANITARY SERVICES - 0.04%
                                             Waste Management, Inc.,
    220,000                         220,000      6.375% due 11/15/2012                      238,796                        238,796
    100,000                         100,000      7.75% due 05/15/2032                       117,844                        117,844
                                                                                       ------------                    -----------
                                                                                            356,640                        356,640

                                             TELECOMMUNICATIONS EQUIPMENT & SERVICES
                                              - 0.30%
                                             Deutsche Telekom International Finance
                                              BV,
    190,000                         190,000      9.25% due 06/01/2032                       260,706                        260,706
                                             Dobson Communications Corp.,
    600,000                         600,000     10.875% due 07/01/2010                      654,000                        654,000
                                             France Telecom SA,
    480,000                         480,000     FRN 9.00% due 03/01/2011                    576,519                        576,519
    125,000                         125,000  Singapore Telecommunications, Ltd.,
                                              6.375% due 12/01/2011                         138,161                        138,161
                                             Telstra Corp. Ltd.,
    125,000                         125,000     6.375% due 04/01/2012                       138,136                        138,136
                                             Tritel PCS, Inc.,
    550,000                         550,000     10.375% due 01/15/2011                      658,048                        658,048
                                             Verizon Global Funding Corp.,
    170,000                         170,000     7.25% due 12/01/2010                        195,736                        195,736
                                                                                       ------------                    -----------
                                                                                          2,621,306                      2,621,306


    The accompanying notes are an integral part of the financial statements.

MANUFACTURERS INVESTMENT TRUST - INCOME & VALUE TRUST
MANUFACTURERS INVESTMENT TRUST - BALANCED TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS -
DECEMBER 31, 2003 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL VALUE OF INVESTMENTS)

INCOME & VALUE                   PROFORMA                                              INCOME & VALUE                   PROFORMA
   TRUST        BALANCED TRUST   COMBINED                                                  TRUST       BALANCED TRUST   COMBINED
   -----        --------------  -----------                                                -----       --------------  -----------

           SHARES/PRINCIPAL AMOUNT                     SECURITY DESCRIPTION                                VALUE
           -----------------------                     --------------------                                -----
                                             TELEPHONE - 0.40%
                                             AT&T Corp.,
    500,000                         500,000     FRN 7.25% due 11/15/2006               $    552,918                    $   552,918
    160,000                         160,000     FRN 7.80% due 11/15/2011                    184,157                        184,157
    125,000                         125,000     FRN 8.75% due 11/15/2031                    146,070                        146,070
                                             SBC Communications, Inc.,
    125,000                         125,000     5.875% due 02/01/2012                       132,756                        132,756
                                             Sprint Capital Corp.,
    675,000                         675,000     8.375% due 03/15/2012                       788,265                        788,265
    300,000                         300,000     8.75% due 03/15/2032                        354,417                        354,417
                                             Telecom Italia Capital,
    625,000                         625,000     4.00% due 11/15/2008                        628,956                        628,956
    380,000                         380,000     5.25% due 11/15/2013                        380,757                        380,757
                                             Telefonos De Mexico SA,
    195,000                         195,000     4.50% due 11/19/2008                        195,296                        195,296
                                             Telus Corp.,
    160,000                         160,000     8.00% due 06/01/2011                        187,086                        187,086
                                                                                       ------------                    -----------
                                                                                          3,550,678                      3,550,678

                                             TOYS,AMUSEMENTS & SPORTING GOODS - 0.02%
                                             Toys R Us, Inc.,
    220,000                         220,000     7.375% due 10/15/2018                       219,845                        219,845
                                                                                       ------------                    -----------

                                             TOTAL CORPORATE BONDS
                                             (COST: $66,789,934)                       $ 59,297,170      $10,538,267   $69,835,437
                                                                                       ------------      -----------   -----------

                                             CONVERTIBLE BONDS - 0.23%
                                             INTERNET RETAIL - 0.23%
                                             Amazon.com, Inc.,
  1,996,000                       1,996,000     4.75% due 02/01/2009                   $  2,018,455                    $ 2,018,455
                                                                                       ------------                    -----------

                                             TOTAL CONVERTIBLE BONDS
                                             (COST: $1,396,973)                        $  2,018,455                    $ 2,018,455
                                                                                       ------------                    -----------

                                             MUNICIPAL BONDS - 0.13%
                                             ILLINOIS - 0.10%
                  1,000,000       1,000,000  Illinois State, Taxable Pension, 5.10%
                                              due 06/01/2033                                             $   914,680   $   914,680
                                                                                                         -----------   -----------

                                             WISCONSIN - 0.03%
                                             Badger Tobacco Asset Securitization
                                              Corp.,
    250,000                         250,000     6.125% due 06/01/2027                  $    244,365                        244,365
                                                                                       ------------                    -----------

                                             TOTAL MUNICIPAL BONDS
                                             (Cost: $1,140,880)                        $    244,365      $   914,680   $ 1,159,045
                                                                                       ------------      -----------   -----------


    The accompanying notes are an integral part of the financial statements.

MANUFACTURERS INVESTMENT TRUST - INCOME & VALUE TRUST
MANUFACTURERS INVESTMENT TRUST - BALANCED TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS -
DECEMBER 31, 2003 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL VALUE OF INVESTMENTS)

INCOME & VALUE                   PROFORMA                                              INCOME & VALUE                   PROFORMA
   TRUST        BALANCED TRUST   COMBINED                                                  TRUST       BALANCED TRUST   COMBINED
   -----        --------------  -----------                                                -----       --------------  -----------

           SHARES/PRINCIPAL AMOUNT                     SECURITY DESCRIPTION                                VALUE
           -----------------------                     --------------------                                -----

                                             COLLATERALIZED MORTGAGE OBLIGATIONS -
                                              1.03%
                                             Ameriquest Mortgage Securities,  Inc.,
                                              Series 2003-5, Class A2,
    250,000                         250,000   2.43% due 07/25/2033                     $    250,561                    $   250,561
                                             Banc of America Mortgage Securities,
                                              Inc., Series 2003 F, Class
    732,872                         732,872  2A1, FRN 740,451 due 07/25/2033                740,451                        740,451
                                             Bear Stearns ARM Trust, Series 2003-2,
    243,700                         243,700      FRN 3.703% due 01/25/2033                  244,492                        244,492
                                              Series 2003-3, Class 2A2, FRN 4.210%
    177,256                         177,256   due 05/25/2033                                177,108                        177,108
                                             Chase Commercial Mortgage Securities
                                              Corp., Series 2000-2, Class
    250,000                         250,000  C, FRN 7.928% due 07/15/2032                   295,946                        295,946
                                             CS First Boston Mortgage Securities
                                              Corp.,
                                                Series 2001-CF2, Class A2, FRN 5.935%
    875,000                         875,000     due 02/15/2034                              929,248                        929,248
                                                Series 2001-CF2, Class A3, FRN 6.24%
    440,000                         440,000   due 02/15/2034                                483,074                        483,074
                                                Series 2003-AR12, Class 2A2, FRN
    179,742                         179,742   4.377% due 04/25/2033                         179,808                        179,808
                                             FHLMC Structured Pass Through
                                              Securities, T-41, Class 3A, 7.50%
    468,025                         468,025   due 07/25/2032                                512,488                        512,488
                                             First Investors Auto Owner Trust,
                                              Series 2002-A, Class A, FRN
     35,591                          35,591   3.46% due 12/15/2008                           36,014                         36,014
                                             First Union National Bank Commercial
                                              Mortgage Trust, Series 2002- C1, Class
    565,283                         565,283   A1,604,311 due 02/12/2034                     604,311                        604,311
                                             GE Capital Commercial Mortgage Corp.,
                                              Series 2001-1, Class A1, FRN 6.079%
    100,860                         100,860   due 05/15/2033                                108,881                        108,881
                                             GMAC Commercial Mortgage Security, Inc.,
                                              Series 1997-C1, Class A3, FRN 6.869%
    375,000                         375,000   due 07/15/2029                                414,747                        414,747
                                             Merrill Lynch Mortgage Investors, Inc.,
                                              Series 1995-C2, Class A1, FRN 6.926%
    221,108                         221,108   due 06/15/2021                                223,319                        223,319
                                                Series 1997-C1, Class A3, 7.12% due
    312,252                         312,252   06/18/2029                                    339,867                        339,867
                                          0   Morgan Stanley Capital I, Inc.,Class
    188,267                         188,267     A, FRN 1.78% due 07/14/2016                 188,267                        188,267
                                             Residential Asset Security Corp., Series
                                              1999-KS4, Class AI4, FRN
                                              7.22% due
    309,378                         309,378   06/25/2028                                    325,011                        325,011
                                             Residential Funding Mortgage Securities
                                              II, Series 2001-HS2, Class
                                              A4, 6.43%
    210,966                         210,966   due 04/25/2016                                213,406                        213,406
                                             Salomon Brothers Commercial Mortgage
                                              Securities, Class A3, Series
                                              2001-C1,
    750,000                         750,000   6.428% due 12/18/2035                         833,296                        833,296
                                             Structured Asset Securities Corp.,
                                              Series 1998-RF2, Class A, FRN
                                              8.540%
    435,358                         435,358   due 07/15/2027                                480,746                        480,746
                                             Washington Mutual, Series 2003-AR1,
    109,720                         109,720   Class A6, FRN 4.537% due 03/25/2033           109,787                        109,787
                                             Washington Mutual, Series 2003-AR6,
  1,394,520                       1,394,520   Class A1, FRN 4.38% due 06/25/2033          1,405,869                      1,405,869
                                                                                       ------------                    -----------
                                             TOTAL COLLATERALIZED MORTGAGE
                                              OBLIGATIONS
                                              (COST: $8,839,239)                       $  9,096,697                    $ 9,096,697
                                                                                       ------------                    -----------


    The accompanying notes are an integral part of the financial statements.

MANUFACTURERS INVESTMENT TRUST - INCOME & VALUE TRUST
MANUFACTURERS INVESTMENT TRUST - BALANCED TRUST
PRO FORMA COMBINING SCHEDULE OF PORTFOLIO INVESTMENTS -
DECEMBER 31, 2003 (UNAUDITED)
(SHOWING PERCENTAGE OF COMBINED PRO FORMA TOTAL VALUE OF INVESTMENTS)

INCOME & VALUE                   PROFORMA                                              INCOME & VALUE                    PROFORMA
   TRUST        BALANCED TRUST   COMBINED                                                  TRUST       BALANCED TRUST    COMBINED
   -----        --------------  -----------                                                -----       --------------   -----------

           SHARES/PRINCIPAL AMOUNT                     SECURITY DESCRIPTION                                VALUE
           -----------------------                     --------------------                                -----

                                                 ASSET BACKED SECURITIES - 0.49%
                                             ACLC Business Loan Receivables Trust,
                                              Series 2002-1A, Class A1, FRN 5.408%
    153,613                         153,613   due 12/15/2022                           $    155,272                     $   155,272
                                             California Infrastructure Development,
                                              Series 1997-1, Class A7, FRN 6.42%
    439,030                         439,030   due 09/25/2008                                466,962                         466,962
                                             Chase Funding Mortgage Loan, Series
                                              2003-1, Class 1A3, FRN 3.14%
    150,000                         150,000   due 07/25/2023                                151,379                         151,379
                                             Chase Funding Mortgage Loan,Series
                                              2003-2, Class 1A3, FRN 2.864%
    190,000                         190,000   due 12/25/2024                                190,503                         190,503
                                             Conseco Finance Securitizations, Series
    234,375                         234,375   2000-F, Class AF4, 7.67% due 09/15/2026       235,088                         235,088
                                             Government Lease Trust, Series 1999-
  1,396,791                       1,396,791   GSA1, Class A2, 6.02% due 05/18/2005        1,438,336                       1,438,336
                                             GRCT Consumer Loan Trust, Series 2001-
                                              1A, Class 2BRV, FRN 6.251%
    331,776                         331,776   due 02/15/2020                                340,257                         340,257
                                             Mangrove Bay Pass Through Trust,
    100,000                         100,000   FRN 6.102% due 07/15/2033                      97,140                          97,140
                                             Onyx Acceptance Auto Trust, Series
    300,000                         300,000   2002-C, Class A4, 4.07% due 04/15/2009        309,160                         309,160
                                             Peco Energy Transition Trust, Series
                                              1999-A, Class A7, FRN 6.13%
    540,000                         540,000   due 03/01/2009                                596,366                         596,366
                                             Sears Credit Account Master Trust,
                                              Series 1998-2, Class A, 5.25%
    208,333                         208,333   due 10/16/2008                                211,784                         211,784
                                             Vanderbilt Acquisition Loan Trust,
                                              Class A3, Series 2002-1, 5.70%
    125,000                         125,000   due 09/07/2023                                128,876                         128,876
                                                                                       ------------                     -----------

                                             TOTAL ASSET BACKED SECURITIES
                                             (COST: $4,275,683)                        $  4,321,123                     $ 4,321,123
                                                                                       ------------                     -----------

                                             SHORT TERM INVESTMENTS - 12.91%
                                             Federal National Mortgage Association
                  4,000,000       4,000,000   Discount Notes, 1.00% due 02/18/2004                       $  3,994,776   $ 3,994,776
                                             Federal National Mortgage Association
                                              Discount Notes, Series BB, 1.05%
                 10,000,000      10,000,000   due 01/15/2004                                                9,995,917     9,995,917
                                                                                                          -----------
                                             State Street Navigator Securities
100,105,153                     100,105,153   Lending Prime Portfolio, 1.06%(b)        $100,105,153                     100,105,153
                                                                                       ------------                     -----------
                                                                                        100,105,153        13,990,693   114,095,846

                                             REPURCHASE AGREEMENTS - 4.56% ***
                                             Repurchase Agreement with State Street
                                              Corp., dated 12/31/2003 at 0.70%, to be
                                              repurchased $4,991,000194 on 01/02/2004
                                              collateralized by $3,565,000 U.S.
                                              Treasury Bonds, 8.50% due 02/15/2020
                                              (valued at $5,091,266, including
                  4,991,000       4,991,000   interest).                                                 $  4,991,000   $ 4,991,000
                                                                                                         ------------   -----------

                                             Repurchase Agreement with State Street
                                              Corp., dated 12/31/2003 at 0.40% to
                                              purchased at $35,318,785 on 01/02/2004,  $35,318,0004
                                              collateralized by $24,530,000 U.S.
                                              Treasury Bonds, 9.25% due 02/15/2016
                                              (valued at $36,028,438, including
 35,318,000                      35,318,000   interest).                               $ 35,318,000                     $35,318,000
                                                                                       ------------                     -----------

                                             TOTAL INVESTMENTS  (COST: $791,298,750)   $727,996,552      $155,959,045  $883,955,597
                                                                                       ------------      ------------   -----------

*    Non-income producing

**   Purchased on a forward commitment

*** At December 31, 2003, a portion of this security was pledged to cover forward commitments purchased.

(a)  At December 31, 2003 all or a portion of this security was out on loan.

(b)  Investment in an affiliate of the Trust's custodian bank.



    The accompanying notes are an integral part of the financial statements.

MANUFACTURERS INVESTMENT TRUST
NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

1. BASIS OF COMBINATION. The Pro Forma Combining Schedule of Portfolio Investments, Statement of Assets and Liabilities and Statement of Operations reflect the accounts of the Balanced ("Balanced") and Income & Value ("Income & Value") Trusts, two of seventy-six investment Portfolios offered by the Manufacturers Investment Trust (the "Trust") at and for the year ended December 31, 2003. These statements have been derived from the books and records of each Portfolio utilized in calculating daily net asset value at December 31, 2003.

The Pro Forma statements reflect the proposed transfer of the assets and liabilities of Balanced in exchange for shares of Income & Value. Under generally accepted accounting principles in the United States of America ("GAAP"), Income & Value will be the surviving entity for accounting purposes. The Pro Forma financial statements have been adjusted to reflect the anticipated fee arrangements for the surviving entity and do reflect the expenses of each of these Portfolios in carrying out their obligations under the Agreement and Plan of Reorganization.

The Pro Forma Combining Schedule of Portfolio Investments, Statement of Assets and Liabilities and Statement of Operations should be read in conjunction with the historical financial statements of Balanced and Income & Value incorporated by reference in the Statement of Additional Information.

As of December 31, 2003, all of the securities held by Balanced would comply with the compliance guidelines and/or investment restrictions of Income & Value.

Shares of the Portfolios are presently offered only to: Separate Accounts A, H, I, L, M, N and in the case of certain Portfolios, to unregistered separate accounts issued by The Manufacturers Life Insurance Company (U.S.A.) ("Manulife USA") and to Separate Accounts A and B and in the case of certain Portfolios, to unregistered separate accounts issued by The Manufacturers Life Insurance Company of New York ("Manulife New York") and in the case of Series III shares, to certain qualified pension and retirement plans. Manulife USA and Manulife New York are indirect wholly owned subsidiaries of The Manufacturers Life Insurance Company ("Manulife"), which in turn is a wholly owned subsidiary of Manulife Financial Corporation, a publicly traded company. Manulife Financial Corporation and its subsidiaries are known collectively as "Manulife Financial". Manulife New York is a wholly owned subsidiary of Manulife USA.

Manufacturers Securities Services, LLC ("MSS"), a Delaware limited liability company controlled by Manulife USA, serves as investment adviser for the Trust (See Note 5) and Manulife Financial Securities, LLC ("MFS") a Delaware limited liability company controlled by Manulife USA, serves as principal underwriter of the variable contracts issued by Manulife USA and Manulife New York (See Note
6).

The Trust offers two classes of shares. Series I and Series II shares are the same, except for differences in class expenses and voting rights with respect to its distribution plan.

Pro Forma Adjustments:

(A) Adjustment to reflect estimated one-time proxy, legal and other expenses of the reorganization. These estimated expenses are $17,151 and $62,109 in Balanced and Income & Value, respectively.

(B) Adjustment to reflect amount allocated to capital shares ($0.01 par value) for shares redeemed in reorganization.

(C) Adjustment to reflect the reduction in net assets due to the estimated expense of the reorganization.

(D) Adjustment to reflect the increase in outstanding shares relative to Net Asset Value upon reorganization.

(E)      Adjustment to reflect the change in advisory fees upon reorganization.

(F)      Adjustment to reflect the reduction in expense upon reorganization.

2. SIGNIFICANT ACCOUNTING POLICIES. The policies described below are followed by the Trust in the preparation of the financial statements. The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

SECURITY VALUATION. The net asset value of the shares of each portfolio is determined once daily as of the close of day-time trading of the New York Stock Exchange. Securities held by Money Market and short term instruments with remaining maturities of 60 days or less held by the other Portfolios of the Trust are valued at amortized cost, which approximates market value. All other securities held by the Portfolios are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) as of the close of business on a principal securities exchange (domestic or foreign) or, lacking any sales, at the closing bid price. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Portfolio securities for which there are no such quotations, principally debt securities, are valued on the basis of the valuation provided by a pricing service, which utilizes both dealer-supplied and electronic data processing techniques.

Other assets and securities for which no such quotations are readily available are valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange. The values of such securities used in computing the net asset value of a portfolio's shares are generally determined as of such times.

Occasionally, events that affect the values of such securities may occur between the times at which they are generally determined and the close of the New York Stock Exchange. In such event, these securities will then be valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

FEDERAL INCOME TAXES. The Portfolios' policy is to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. Each Portfolio of the Trust is treated as a separate taxpayer for federal income tax purposes.

                                     PART C

                                OTHER INFORMATION

ITEM 15. INDEMNIFICATION

         Sections 6.4 and 6.5 of the Agreement and Declaration of Trust of the Registrant provide that the Registrant shall indemnify each of its Trustees and officers against all liabilities, including, but not limited to, amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and against all expenses, including, but not limited to, accountants and counsel fees, reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Trustee or officer may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, except that indemnification shall not be provided if it shall have been finally adjudicated in a decision on the merits by the court or other body before which the proceeding was brought that such Trustee or officer (i) did not act in good faith in the reasonable belief that his or her action was in the best interests of the Registrant or (ii) is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 16. EXHIBITS

EXHIBIT
NUMBER                                  DESCRIPTION
------                                  -----------
1(a)              Registrant's Agreement and Declaration of Trust, dated
                  September 29, 1988 is incorporated by reference to Exhibit
                  (1)(a) to Post-Effective Amendment No. 31 filed February 28,
                  1996.

1(b) Establishment and Designation of Additional Series of Shares of Beneficial Interest -- Redesignation of the Series of
                  Shares known as the "Convertible Securities Trust" to the "U.S. Government Bond Trust," dated May 1, 1989 is incorporated by reference to Exhibit (1)(b) to Post-Effective
                  Amendment No. 31 filed February 28, 1996.

1(c) Establishment and Designation of Additional Series of Shares of Beneficial Interest -- Conservative, Moderate and
                  Aggressive Asset Allocation Trusts, dated May 1, 1989 is incorporated by reference to Exhibit (1)(c) to Post-Effective
                  Amendment No. 31 filed February 28, 1996.

1(d) Establishment and Designation of Additional Series of Shares of Beneficial Interest -- Growth & Income Trust, dated
                  February 1, 1991 is incorporated by reference to Exhibit
                  (1)(d) to Post-Effective Amendment No. 31 filed February 28,
                  1996.

1(e) Establishment and Designation of Additional Series of Shares of Beneficial Interest -- Redesignation of the Series of
                  Shares known as the "Bond Trust" to the "Investment Quality

EXHIBIT
NUMBER                                  DESCRIPTION
------                                  -----------
                  Bond Trust," dated April 16, 1991 is incorporated by reference to Exhibit (1)(e) to Post-Effective Amendment No. 31 filed
                  February 28, 1996.

1(f) Establishment and Designation of Additional Series of Shares of Beneficial Interest Redesignation of the Series of Shares known as the "U.S. Government Bond Trust" to the "U.S.
                  Government Securities Trust," dated June 14, 1991 is incorporated by reference to Exhibit (1)(f) to Post-Effective
                  Amendment No. 31 filed February 28, 1996.

1(g) Establishment and Designation of Additional Series of Shares of Beneficial Interest -- Pasadena Growth Trust, Growth Trust and Strategic Income Trust, dated August 7, 1992 is incorporated by reference to Exhibit (1)(g) to Post-Effective
                  Amendment No. 31 filed February 28, 1996.

1(h) Establishment and Designation of Additional Series of Shares of Beneficial Interest -- Redesignation of the Series of
                  Shares known as the "Strategic Income Trust" to the "Strategic
                  Bond Trust" and the Series of Shares known as the "Growth
                  Trust" to the "Value Equity Trust" dated April 4, 1993 is incorporated by reference to Exhibit (1)(h) to Post-Effective
                  Amendment No. 31 filed February 28, 1996.

1(i) Establishment and Designation of Additional Series of Shares of Beneficial Interest -- International Growth and Income
                  Trust, dated December 28, 1994 is incorporated by reference to Exhibit (1)(i) to Post-Effective Amendment No. 31 filed on
                  February 28, 1996.

1(j) Establishment and Designation of Additional Series of Shares of Beneficial Interest -- Small/ Mid Cap Trust, dated February
                  1, 1996 is incorporated by reference to Exhibit (1)(j) to Post-Effective Amendment No. 34 filed October 4, 1996.

1(k) Establishment and Designation of Additional Series of Shares of Beneficial Interest -- International Small Cap Trust, dated
                  February 1, 1996 is incorporated by reference to Exhibit
                  (1)(k) to Post-Effective Amendment No. 34 filed October 4,
                  1996.

1(l) Establishment and Designation of Additional Series of Shares of Beneficial Interest -- Growth Trust, dated July 9, 1996 is incorporated by reference to Exhibit (1)(l) to Post-Effective
                  Amendment No. 34 filed October 4, 1996.

1(m) Establishment and Designation of Additional Series of Shares of Beneficial Interest -- Value Trust, High Yield Trust,
                  International Stock Trust, Science & Technology Trust,
                  Balanced Trust, Worldwide Growth Trust, Emerging Growth Trust,
                  Pilgrim Baxter Growth Trust, Pacific Rim Emerging Markets
                  Trust, Real Estate Securities Trust, Capital Growth Bond
                  Trust, Equity Index Trust, Common Stock Trust, Lifestyle
                  Conservative 280 Trust, Lifestyle Moderate 460 Trust,
                  Lifestyle Balanced 640 Trust, Lifestyle Growth 820 Trust,
                  Lifestyle Aggressive 1000 Trust -- and Redesignation of the
                  Series of Shares known as the "Pasadena Growth Trust" to the "Blue Chip Growth Trust" and the Series of Shares known as the "Value Equity Trust" to the "Equity-Income Trust" is incorporated by reference to Exhibit (1)(m) to Post-Effective
                  Amendment No. 35 filed December 18, 1996.

1(n) Establishment and Designation of Additional Series of Shares of Beneficial Interest -- Small Company Value Trust, dated
                  September 30, 1997 is incorporated by reference to Exhibit
                  (1)(m) to Post-Effective Amendment No. 39 filed March 2, 1998.

1(o) Amendment to the Agreement and Declaration of Trust (name change) is incorporated by reference to Exhibit (1)(n) to Post-Effective Amendment No. 39 filed March 2, 1998.

EXHIBIT
NUMBER                                  DESCRIPTION
------                                  -----------
1(p)              Form of Establishment and Designation of Additional Series of
                  Shares of Beneficial Interest for the Small Company Blend,
                  U.S. Large Cap Value, Total Return, International Value and
                  Mid Cap Stock -- previously filed as exhibit (a)(15) to
                  Post-Effective Amendment No. 41 filed on March 1, 1999.

1(q)              Form of Establishment and Designation of Additional Shares of
                  Beneficial Interest for the Dynamic Growth, Internet
                  Technologies, Tactical Allocation, 500 Index, Mid Cap Index,
                  Small Cap Index, Total Stock Market Index and International
                  Index Trusts -- previously filed as exhibit (a)(17) to Post-Effective Amendment No. 42 filed on March 1, 2000.

1(r)              Form of Establishment and Designation of Additional Series of
                  Beneficial Interest for the Capital Appreciation Trust -- previously filed as exhibit (a)(18) to Post-Effective
                  Amendment No. 43 filed on August 17, 2000.

1(s)              Form of Establishment and Designation of Additional Series of
                  Shares of Beneficial Interest for the new portfolios to be added April 30, 2001 -- previously filed as Exhibit (a)(19) to
                  Post-Effective Amendment No. 45 filed on February 9, 2001.

1(t)              Form of Establishment and Designation of Additional Series of
                  Shares of Beneficial Interest for the new portfolios to be added July 16, 2001 -- previously filed as Exhibit (a)(20) to
                  Post-Effective Amendment No. 47 filed on May 1, 2001.

1(u) Form of Establishment and Designation of Classes of Shares -- previously filed as Exhibit a(20) to Post-Effective Amendment
                  No. 47 filed on May 1, 2001.

1(v)              Form of Establishment and Designation of Additional Series of
                  Shares of Beneficial Interest for American Growth Trust,
                  American International Trust, American Growth-Income Trust and
                  American Blue Chip Income and Growth Trust -- previously filed as Exhibit (a)(21) to Post-Effective Amendment No. 55 filed on
                  February 14, 2003.

1(w)              Form of Establishment and Designation of Additional Classes of
                  Shares -- previously filed as Exhibit a(22) to Post-Effective
                  Amendment No. 56 filed on February 14, 2003.

1(x)              Form of Establishment and Designation of Additional Series of
                  Shares of Beneficial Interest for each new portfolio of the Trust to be added May 1, 2003 -- previously filed as Exhibit
                  (a)(23) to Post-Effective Amendment No. 57 filed on April 22,
                  2003.

1(y) Form of Redesignation of Name for Certain Portfolios - previously filed as Exhibit (a)(24) to Post-Effective
                  Amendment No. 57 filed on April 22, 2003.

1(z)              Form of Establishment and Designation of Additional Series of
                  Shares of Beneficial Interest for Great Companies--America
                  Trust -- previously filed as Exhibit (a)(25) to Post-Effective
                  Amendment No. 60 filed on May 13, 2003.

2                 Registrant's By-Laws are incorporated by reference to Exhibit
                  (2) to Post-Effective Amendment No. 38 filed September 17,
                  1997.

3                 Not Applicable

4                 Agreement and Plan of Reorganization (filed herewith as
                  Exhibit A to the Prospectus/Proxy Statement).

5                 Included in Exhibits 1 and 2 hereto.

EXHIBIT
NUMBER                                  DESCRIPTION
------                                  -----------
6(a)              Amended and Restated Advisory Agreement between Manufacturers
                  Investment Trust and Manufacturers Securities Services, LLC --
                  previously filed as Exhibit (d)(1) to Post-Effective Amendment
                  No. 41 filed March 1, 1999.

6(b) Form of Amendment to Amended and Restated Advisory Agreement between Manufacturers Investment Trust and Manufacturers
                  Securities Services, LLC -- previously filed as Exhibit
                  (a)(17) to Post Effective Amendment No. 42 filed on March 1,
                  2000.

6(c) Form of Amendment to Amended and Restated Advisory Agreement between Manufacturers Investment Trust and Manufacturers
                  Securities Services, LLC regarding the Capital Appreciation
                  Trust - previously filed as Exhibit (d)(1)(b) to Post
                  Effective Amendment No. 43 filed on August 17, 2000.

6(d) Form of Amendment to Amended and Restated Advisory Agreement between Manufacturers Investment Trust and Manufacturers
                  Securities Services, LLC regarding the new portfolios to be added April 30, 2001 -- previously filed as Exhibit (d) (1)
                  (C) to Post Effective Amendment No. 45 filed on February 9,
                  2001.

6(e) Form of Amendment to Amended and Restated Advisory Agreement between Manufacturers Investment Trust and Manufacturers
                  Securities Services, LLC regarding the new portfolios to be added July 16, 2001 -- previously filed as Exhibit (d)(1) (C) to Post-Effective Amendment No. 47 filed on May 1, 2001.

6(e)(1) Form of Amendment to Amended and Restated Advisory Agreement between Manufacturers Investment Trust and Manufacturers
                  Securities Services, LLC regarding the new portfolios to be added May 1, 2003 -- previously filed as Exhibit (d)(1) (D) to
                  Post-Effective Amendment No. 57 filed on April 22, 2003.

6(f)              Subadvisory Agreement between Manufacturers Securities
                  Services, LLC and Wellington Management Company LLP -- previously filed as Exhibit (d)(2) to Post-Effective Amendment
                  No. 41 filed March 1, 1999.

6(g)              Subadvisory Agreement between Manufacturers Securities
                  Services, LLC and Salomon Brothers Asset Management Inc. is incorporated by reference to Exhibit 5(b)(iii) to Post-Effective Amendment No. 39 filed March 2, 1998.

6(h)              Subadvisory Agreement between Manufacturers Securities
                  Services, LLC and Founders Asset Management LLC -- previously filed as Exhibit (5)(b)(vi) to Post- Effective Amendment No.
                  40 filed April 30, 1998.

6(i)              Subadvisory Agreement between Manufacturers Securities
                  Services, LLC and T. Rowe Price Associates, Inc. -- previously filed as Exhibit (d)(8) to Post-Effective Amendment No. 41 filed March 1, 1999.

6(j)              Form of Subadvisory Agreement between NASL Financial Services,
                  Inc. and Rowe Price-Fleming International, Inc. adding the
                  International Stock Trust -- previously filed as Exhibit
                  (5)(b)(xiv) to Post-Effective Amendment No. 34 filed on
                  October 4, 1996.

6(k)              Subadvisory Agreement between NASL Financial Services, Inc.
                  and Morgan Stanley Asset Management, Inc. dated October 1,
                  1996 providing for the Global Equity Trust -- previously filed as Exhibit (5)(b)(xv) to Post-Effective Amendment No. 35 filed on December 18, 1996.

6(l)              Subadvisory Agreement between NASL Financial Services, Inc.
                  and Miller Anderson & Sherrerd, LLP dated October 1, 1996 adding the Value and High Yield Trusts -- previously

EXHIBIT
NUMBER                                  DESCRIPTION
------                                  -----------
                  filed as Exhibit (5)(b)(xvi) to Post-Effective Amendment No.
                  35 filed on December 18, 1996.

6(m)              Form of Subadvisory Agreement between NASL Financial Services,
                  Inc. and Manufacturers Adviser Corporation dated October 1,
                  1996 providing for the Money Market Trust -- previously filed as Exhibit (5)(b)(xviii) to Post-Effective Amendment No. 34 filed on October 4, 1996.

6(n)              Form of Amendment to Subadvisory Agreement between NASL
                  Financial Services, Inc. and Manufacturers Adviser Corporation dated December 31, 1996 adding the Pacific Rim Emerging
                  Markets, Common Stock, Real Estate Securities, Equity Index,
                  Capital Growth Bond, Lifestyle Conservative 280, Lifestyle
                  Moderate 460, Lifestyle Balanced 640, Lifestyle Growth 820 and
                  Lifestyle Aggressive 1000 Trusts -- previously filed as
                  Exhibit (5)(b)(xx) to Post-Effective Amendment No. 35 filed on
                  December 18, 1996.

6(o)              Form of Amendment to Subadvisory Agreement between NASL
                  Financial Services, Inc. and Manufacturers Adviser Corporation regarding the Lifestyle Trusts -- previously filed as Exhibit
                  (d)(11)(a) to Post-Effective Amendment No. 42 filed on March
                  1, 2000.

6(p)              Form of Subadvisory Consulting Agreement between Manufacturers
                  Adviser Corporation and State Street Global Advisors regarding the Lifestyle Trusts -- previously filed as Exhibit (a)(17) to Post-Effective Amendment No. 42 filed on March 1, 2000.

6(q)              Subadvisory Agreement between Manufacturers Securities
                  Services, LLC and Fidelity Management Trust Company -- previously filed as Exhibit (d)(14) to Post-Effective
                  Amendment No. 41 filed on March 1, 1999.

6(r)              Form of Subadvisory Agreement between Manufacturers Securities
                  Services, LLC and AXA Rosenberg Investment Management LLC -- previously filed as Exhibit (d)(15) to Post-Effective
                  Amendment No. 41 filed on March 1, 1999

6(s)              Subadvisory Agreement between Manufacturers Securities
                  Services, LLC and A I M Capital Management, Inc. -- previously filed as Exhibit (d)(16) to Post-Effective Amendment No. 41 filed on March 1, 1999.

6(t)              Subadvisory Agreement between Manufacturers Securities
                  Services, LLC and Capital Guardian Trust Company -- previously filed as Exhibit (d)(17) to Post-Effective Amendment No. 41 filed on March 1, 1999.

6(u)              Form of Subadvisory Agreement between Manufacturers Securities
                  Services, LLC and Franklin Advisers, Inc. -- previously filed as Exhibit (d)(18) to Post-Effective Amendment No. 41 filed on
                  March 1, 1999.

6(v)              Form of Subadvisory Agreement between Manufacturers Securities
                  Services, LLC and Pacific Investment Management Company -- previously filed as Exhibit (d)(19) to Post-Effective
                  Amendment No. 41 filed on March 1, 1999.

6(w)              Form of Subadvisory Agreement between Manufacturers Securities
                  Services, LLC and State Street Global Advisors -- previously filed as Exhibit (d)(20) to Post-Effective Amendment No. 41 filed on March 1, 1999.

6(x)              Form of Subadvisory Agreement between Manufacturers Securities
                  Services, LLC and Templeton Investment Counsel, Inc. -- previously filed as Exhibit (d)(21) to Post-Effective
                  Amendment No. 41 filed on March 1, 1999.

EXHIBIT
NUMBER                                  DESCRIPTION
------                                  -----------
6(y)              Form of Subadvisory Agreement between Manufacturers Securities
                  Services, LLC and Jennison Associates LLC -- previously filed as Exhibit (d)(20) to Post-Effective Amendment No. 43 filed on
                  August 17, 2000

6(z)              Form of Subadvisory Agreement between Manufacturers Securities
                  Services, LLC and (a) Cohen and Steers, (b) Dreyfus, (c) MFS,
                  (d) Davis Select, (e) INVESCO, (f) Lord Abbett, (g) Putnam,
                  (h) FMR and (i) SSgA Funds Management (2 agreements) -- previously filed as Exhibit (d)(2) to Post-Effective Amendment
                  No. 46 filed on April 12, 2001.

6(a)(a)           Form of Subadvisory Agreement between Manufacturers Securities
                  Services, LLC and (a) Allegiance Capital, (b) Kayne Anderson,
                  (c) Lazard Asset Management, (d) Navellier Management, (e)
                  Rorer Asset Management, (f) Roxbury Capital Management -- previously filed as Exhibit (d) (22) to Post-Effective
                  Amendment No. 47 filed on May 1, 2001.

6(b)(b)           Form of Subadvisory Agreement Amendment between Manufacturers
                  Securities Services, LLC and (a) AIM, (b) Capital Guardian,
                  (c) Founders, (d) Franklin Advisors, (e) Janus, (f) MAC, (g)
                  Miller Anderson, (h) Munder, (i) SBAM, (k) SsgA Funds
                  Management, (l) T. Rowe Price -- previously filed as Exhibit
                  (d)(23) to Post-Effective Amendment No. 48 filed on March 1,
                  2002.

6(c)(c)           Form of Subadvisory Agreement between Manufacturers Securities
                  Services, LLC and Deutsche Asset Management, Inc. -- previously filed as Exhibit 6(c)(c) to Registrant's registration statement on Form N-14 filed January 31, 2003
                  (File No. 333-102861).

6(d)(d)           Form of Subadvisory Agreement between Manufacturers Securities
                  Services, LLC and Deutsche Asset Management Investment
                  Services Limited, Inc. -- previously filed as Exhibit 6(d)(d) to Registrant's registration statement on Form N-14 filed
                  January 31, 2003 (File No. 333-102861).

6(e)(e)           Form of Subadvisory Consulting Agreement between MFC Global
                  Investment Management (U.S.A.) Limited and Deutsche Asset
                  Management, Inc. - previously filed as Exhibit 6(e)(e) to
                  Registrant's registration statement on Form N-14 filed January
                  31, 2003 (File No. 333-102861).

6(f)(f)           Form of Subadvisory Agreement between Manufacturers Securities
                  Services, LLC and Great Companies, L.L.C. - filed herewith.

6(g)(g)           Form of Subadvisory Agreement between Manufacturers Securities
                  Services, LLC and Salomon Brothers Asset Management, Inc. - previously filed as Exhibit D to Registrant's Information
                  Statement pursuant to Section 14(c) of the Securities Exchange
                  Act of 1934 filed on May 19, 2003.

6(h)(h)           Form of Subadvisory Agreement between Manufacturers Securities
                  Services, LLC and Lord Abbett & Co. - previously filed as
                  Exhibit E to Registrant's Information Statement pursuant to
                  Section 14(c) of the Securities Exchange Act of 1934 filed on
                  May 19, 2003.

(6(i)(i)          Form of Subadvisory Agreement between Manufacturers Securities
                  Services, LLC and Templeton Investment Counsel, Inc. - previously filed as Exhibit F to Registrant's Information
                  Statement pursuant to Section 14(c) of the Securities Exchange
                  Act of 1934 filed on May 19, 2003.

6(j)(j)           Form of Subadvisory Agreement between Manufacturers Securities
                  Services, LLC and Templeton Global Advisors, Limited - previously filed as Exhibit B to Registrant's

EXHIBIT
NUMBER                                  DESCRIPTION
------                                  -----------
                  Information Statement pursuant to Section 14(c) of the
                  Securities Exchange Act of 1934 filed on January 26, 2004.

7                 Form of Distribution Agreement between Manufacturers
                  Investment Trust and Manulife Financial Services LLC -- previously filed as exhibit (e) to Post-Effective Amendment
                  No. 38 filed on March 1, 2002.

8                 Not Applicable

9                 Custodian Agreement Between NASL Series Fund, Inc. and State
                  Street Bank and Trust Company, dated March 24, 1988 is incorporated by reference to Exhibit (2) to Post-Effective
                  Amendment No. 38 filed September 17, 1997.

10(a) Amended and Restated Class A and Class B Rule 12b-1 Plans (now referred as Series I and Series II 12b-1 Plans) -- previously files as Exhibit (m) to Post-Effective Amendment No. 49 filed on July 19, 2002.

10(a)(1)          Rule 12b-1 Plan for Series III - previously filed as Exhibit
                  (n) to Post-Effective Amendment No. 57 filed on April 22,
                  2003.

10(b)             Rule 18f-3 Plan -- previously filed as Exhibit (n) to
                  Post-Effective Amendment No. 48 filed on March 1, 2002.

10(b)(1)          Amended and Restated Rule 18f-3 Plan -- previously filed as
                  Exhibit (n)(1) to Post-Effective Amendment No. 57 filed on
                  April 22, 2003.

11 Opinion and Consent of Betsy Anne Seel, Esq., regarding legality of issuance of shares and other matters - Filed herewith.

12                Form of Opinion and Consent of Jorden Burt LLP on tax matters
                  - Filed herewith.

13                Not Applicable

14(a)             Consent of PricewaterhouseCoopers LLP -- Filed herewith.

14(b)             Consent of Jorden Burt LLP -- Included in Exhibit 12.

14(c)             Consent of Betsy Anne Seel - Included in Exhibit 11.

15                Not Applicable

16(a)             Powers of Attorney -- Don B. Allen, Charles L. Bardelis,
                  Samuel Hoar and Robert J. Myers, Trustees, dated September 27,
                  1996 is incorporated by reference to Exhibit (2) to Post-Effective Amendment No. 38 filed September 17, 1997.

16(b)             Powers of Attorney -- John D. Richardson, Chairman of the
                  Board, and F. David Rowling, Trustee is incorporated by reference to Exhibit (18)(e) to Post-Effective Amendment No.
                  36 filed April 30, 1997.

16(c) Power of Attorney -- John D. DesPrez III, President - previously filed as exhibit 18(e) to Post-Effective Amendment
                  No. 34 filed on October 4, 1996.

16(d) Power of Attorney -- John D. DesPrez III, Trustee - previously filed as exhibit (a)(17) to Post-Effective Amendment No. 42 filed on March 1, 2000.

EXHIBIT
NUMBER                                  DESCRIPTION
------                                  -----------
17(a)             Prospectus of Manufacturers Investment Trust dated May 1,
                  2003, as amended May 5, 2003 (as supplemented January 12,
                  2004) - Previously filed.

17(b)             Statement of Additional Information of Manufacturers
                  Investment Trust dated May 1, 2003, as amended August 4, 2003
                  (filed as part of Part B to the Registration Statement).

17(c) Annual Report of Manufacturers Investment Trust for the year ended December 31, 2003 -- Filed herewith.

ITEM 17. UNDERTAKINGS

         (a) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         (b) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant, Manufacturers Investment Trust, has duly caused this pre-effective amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 8th day of March, 2004.

                                             MANUFACTURERS INVESTMENT TRUST
                                             (Registrant)

                                             By: /s/ James D. Gallagher
                                                 ----------------------------
                                                 James D. Gallagher, President

Attest:

      /s/ Betsy Anne Seel
      -----------------------------------
      Betsy Anne Seel, Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in the capacities and on the date indicated.

                       *                                    Trustee                                       **
---------------------------------------------------------                                       ---------------------
                 Don B. Allen                                                                           (Date)

                       *                                    Trustee                                       **
---------------------------------------------------------                                       ---------------------
              Charles L. Bardelis                                                                       (Date)

                       *                                    Trustee                                       **
---------------------------------------------------------                                       ---------------------
             John D. DesPrez, III                                                                       (Date)

                       *                                    Trustee                                       **
---------------------------------------------------------                                       ---------------------
                  Samuel Hoar                                                                           (Date)

                       *                                    Trustee and Chairman                          **
---------------------------------------------------------                                       ---------------------
              John D. Richardson                                                                        (Date)

                       *                                    Trustee                                       **
---------------------------------------------------------                                       ---------------------
               F. David Rolwing                                                                         (Date)

            /s/ James D. Gallagher                          President                                     **
---------------------------------------------------------   (Chief Executive Officer)           ---------------------
              James D. Gallagher                                                                        (Date)

                       *                                    Chief Financial Officer and                   **
---------------------------------------------------------   Vice President                      ---------------------
                 Gordon Shone                                                                           (Date)

          * By /s/ James D. Gallagher
---------------------------------------------------------
              James D. Gallagher
Attorney-in-Fact Pursuant to Powers of Attorney

** March 8, 2004

                         MANUFACTURERS INVESTMENT TRUST

                                INDEX TO EXHIBITS

EXHIBIT
NUMBER                         DESCRIPTION OF EXHIBIT
------                         ----------------------
4                 Agreement and Plan of Reorganization (filed as Exhibit A to the Prospectus/Proxy Statement).

11                Opinion and Consent of Betsy Anne Seel, Esq.

12                Opinion and Consent of Jorden Burt LLC.

14(a)             Consent of PricewaterhouseCoopers LLP

17(b)             Statement of Additional Information of Manufacturers
                  Investment Trust dated May 1, 2003, as amended August 4, 2003
                  (filed as part of Part B to the Registration Statement).

17(c) Annual Report of Manufacturers Investment Trust for the year ended December 31, 2003 -- Filed herewith.